UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE AB PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2021

Date of reporting period: February 28, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

FEB    02.28.21

SEMI-ANNUAL REPORT

AB ALL MARKET TOTAL RETURN PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Total Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

April 8, 2021

This report provides management’s discussion of fund performance for the AB All Market Total Return Portfolio for the semi-annual reporting period ended February 28, 2021.

The Fund’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk.

NAV RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	6 Months	12 Months

AB ALL MARKET TOTAL RETURN PORTFOLIO

Class A Shares	7.75%	9.96%

Class C Shares	7.44%	9.17%

Advisor Class Shares[1]	7.93%	10.26%

Class R Shares[1]	7.57%	9.57%

Class K Shares[1]	7.69%	9.83%

Class I Shares[1]	7.89%	10.20%

Primary Benchmark: MSCI ACWI (net)	13.04%	30.25%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	-0.85%	0.32%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended February 28, 2021.

All share classes of the Fund underperformed the primary benchmark and outperformed the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for both periods, before sales charges.

During both periods, equity markets performed well, and therefore, the Fund’s more diversified approach, which balances exposures to equities, bonds, commodities and alternative strategies, underperformed the all-equity benchmark. Overall allocations within equities detracted from absolute performance, while allocations within fixed-income assets and

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alternative strategies contributed to performance in both periods. During the six-month period, security selection within equities and alternative strategies contributed, while selection within fixed-income assets detracted. Security selection within all three asset classes detracted during the 12-month period.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, currency forwards and inflation Consumer Price Index swaps, which contributed to absolute performance for both periods, while total return swaps detracted; credit default swaps and variance swaps contributed for the six-month period, but detracted for the 12-month period; interest rate swaps and purchased swaptions detracted for the six-month period, but contributed for the 12-month period; written options had no material impact on performance for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities, supported by extensive monetary and fiscal stimulus, continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended February 28, 2021. Equity markets suffered a setback at the beginning of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later, despite the emergence of seemingly more transmissible strains of the virus—a significant decline in new cases, the acceleration of vaccine distribution, and positive signs that a $1.9 trillion relief package would be approved supported global equity markets. As the period drew to a close, the emergence of inflationary fears, especially in the US, precipitated a sharp rise in long-term government bond yields and an accompanying correction in equities. Rising longer-term interest rates pressured the valuations of many market-leading technology and growth stocks, especially in the US, boosting a rotation into more cyclical and value-oriented stocks. For the semi-annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and periods of market rotation led large and small value-style stocks to outperform their growth-style peers.

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between credit sectors over the six-month period. Developed-market government bonds were negative, and US Treasury bonds underperformed other major markets as longer-term US interest rates rose from a low in September 2020. Risk assets began to significantly rise, beginning in November, when positive vaccine news extended the credit rally. Emerging- and developed-market high-yield corporate bonds led gains with significant positive returns as investors searched for higher yields in a period of historically low interest rates.

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Emerging-market local-currency bonds also had strong positive results. Globally, developed-market investment-grade corporate bonds had positive results and outperformed global treasuries, but returns were slightly negative in the US. Securitized assets also outperformed treasuries with slightly negative results. The US dollar fell against most developed-market currencies and was mixed relative to emerging-market currencies. Brent crude oil prices rebounded by 46% on the improved economic outlook and OPEC+ production cuts. Copper gained almost 35% from increased demand for infrastructure and green energy initiatives. Gold prices fell over 12% due to the improved economic landscape, following a large advance earlier in calendar year, and as a non-interest-bearing asset in a rising rate environment.

The Fund’s Senior Investment Management Team (the “Team”) strives to provide the highest total return consistent with reasonable risk. The Team’s global multi-asset strategy focuses on growth and defensively managing market volatility. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a number of asset classes, including equity securities, fixed-income securities, and a number of alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Under normal circumstances, at least 40% of the Fund’s net assets will be invested in securities of non-US issuers.

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies, but include securities of small- and mid-capitalization companies to a lesser extent, and include derivatives related to equity securities. In selecting equity securities for the Fund, the Adviser uses fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally. Fixed-income securities include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. Fixed-income securities also include debt securities with lower credit ratings (commonly known as “junk bonds”). In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject.

(continued on next page)

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Alternative investments include various instruments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as commodities and related derivatives, real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor.

The Adviser adjusts the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure substantially in excess of net assets.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund seeks to gain such exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly owned subsidiary of the

(continued on next page)

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Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

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DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk: The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

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DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 24, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.96%	5.29%

5 Years	7.19%	6.26%

10 Years	5.10%	4.65%

CLASS C SHARES

1 Year	9.17%	8.17%

5 Years	6.39%	6.39%

10 Years	4.34%	4.34%

ADVISOR CLASS SHARES[1]

1 Year	10.26%	10.26%

5 Years	7.46%	7.46%

10 Years	5.39%	5.39%

CLASS R SHARES[1]

1 Year	9.57%	9.57%

5 Years	6.74%	6.74%

10 Years	4.70%	4.70%

CLASS K SHARES[1]

1 Year	9.83%	9.83%

5 Years	7.09%	7.09%

10 Years	5.02%	5.02%

CLASS I SHARES[1]

1 Year	10.20%	10.20%

5 Years	7.43%	7.43%

10 Years	5.36%	5.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.06%, 1.82%, 0.81%, 1.47%, 1.16% and 0.84% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	24.40%

5 Years	5.58%

10 Years	4.83%

CLASS C SHARES

1 Year	28.02%

5 Years	5.71%

10 Years	4.51%

ADVISOR CLASS SHARES[1]

1 Year	30.29%

5 Years	6.78%

10 Years	5.57%

CLASS R SHARES[1]

1 Year	29.50%

5 Years	6.07%

10 Years	4.87%

CLASS K SHARES[1]

1 Year	29.89%

5 Years	6.40%

10 Years	5.20%

CLASS I SHARES[1]

1 Year	30.25%

5 Years	6.75%

10 Years	5.55%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,077.50	$5.25	1.02%	$5.41	1.05%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%	$5.26	1.05%
Class C
Actual	$1,000	$1,074.40	$9.10	1.77%	$9.26	1.80%
Hypothetical**	$1,000	$1,016.02	$8.85	1.77%	$9.00	1.80%
Advisor Class
Actual	$1,000	$1,079.30	$3.97	0.77%	$4.12	0.80%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%	$4.01	0.80%
Class R
Actual	$1,000	$1,075.70	$7.36	1.43%	$7.51	1.46%
Hypothetical**	$1,000	$1,017.70	$7.15	1.43%	$7.30	1.46%
Class K
Actual	$1,000	$1,076.90	$5.77	1.12%	$5.92	1.15%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%	$5.76	1.15%
Class I
Actual	$1,000	$1,078.90	$4.07	0.79%	$4.23	0.82%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%	$4.11	0.82%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 28, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $646.1

1

All data are as of February 28, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Emerging Markets–Treasuries, Governments–Sovereign Bonds, Mortgage Pass-Throughs, Preferred Stocks and Warrants.

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY (continued)

February 28, 2021 (unaudited)

1

All data are as of February 28, 2021. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Angola, Argentina, Australia, Austria, Bahrain, Belgium, Bermuda, Brazil, Cayman Islands, Colombia, Costa Rica, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Ghana, Honduras, Hong Kong, India, Israel, Italy, Ivory Coast, Jamaica, Jersey (Channel Islands), Kenya, Kuwait, Lebanon, Luxembourg, Macau, Malaysia, Mexico, Mongolia, Nigeria, Norway, Oman, Peru, Portugal, Russia, Senegal, Singapore, South Africa, Spain, Taiwan, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

16 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

February 28, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.1%
Information Technology – 15.6%
Communications Equipment – 0.6%
Acacia Communications, Inc.(a)	16,430	$1,889,286
Calix, Inc.(a)	15,508	612,721
Lumentum Holdings, Inc.(a)	6,050	544,500
Motorola Solutions, Inc.	3,403	597,158

		3,643,665

Electronic Equipment, Instruments & Components – 2.4%
Amphenol Corp. – Class A	23,459	2,948,327
Arrow Electronics, Inc.(a)	4,033	404,349
CDW Corp./DE	20,748	3,255,154
Coherent, Inc.(a)	12,897	3,120,300
Flex Ltd.(a)	45,270	823,461
FLIR Systems, Inc.	48,140	2,570,676
IPG Photonics Corp.(a)	2,913	662,271
Keyence Corp.	1,100	524,547
MTS Systems Corp.	12,928	754,478
Zebra Technologies Corp. – Class A(a)	857	428,011

		15,491,574

Internet Software & Services – 0.3%
Grubhub, Inc.(a)	36,202	2,319,462

IT Services – 3.4%
Adyen NV(a)(b)(c)	240	560,012
Amadeus IT Group SA – Class A(a)	7,430	518,742
Automatic Data Processing, Inc.	24,688	4,296,205
Booz Allen Hamilton Holding Corp.	6,846	528,101
Broadridge Financial Solutions, Inc.	2,238	318,893
Capgemini SE	4,150	666,490
Cardtronics PLC – Class A(a)	20,481	789,543
Cognizant Technology Solutions Corp. – Class A	33,407	2,454,746
EPAM Systems, Inc.(a)	1,112	415,454
Fidelity National Information Services, Inc.	5,820	803,160
Genpact Ltd.	6,940	280,654
International Business Machines Corp.	2,069	246,066
Mastercard, Inc. – Class A	15,164	5,365,782
Nomura Research Institute Ltd.	8,400	260,618
Paychex, Inc.	10,220	930,735
Square, Inc. – Class A(a)	2,030	466,961
Twilio, Inc. – Class A(a)	970	381,094
Visa, Inc. – Class A	12,216	2,594,556
Western Union Co. (The) – Class W	17,492	406,164

		22,283,976

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.9%
Applied Materials, Inc.	13,519	$1,597,810
Broadcom, Inc.	247	116,058
Dialog Semiconductor PLC(a)	25,388	1,973,484
Globalwafers Co., Ltd.	14,000	371,719
Infineon Technologies AG	15,880	690,966
Inphi Corp.(a)	16,064	2,643,974
Intel Corp.	1,581	96,093
JA Solar Technology Co., Ltd.(a)	19,700	101,231
KLA Corp.	2,461	765,937
Maxim Integrated Products, Inc.	29,129	2,713,949
Novatek Microelectronics Corp.	21,000	357,572
NVIDIA Corp.	76	41,692
NXP Semiconductors NV	3,180	580,509
Phison Electronics Corp.	17,000	279,984
QUALCOMM, Inc.	3,630	494,370
Realtek Semiconductor Corp.	24,000	395,971
STMicroelectronics NV	10,067	390,975
Taiwan Semiconductor Manufacturing Co., Ltd.	44,000	961,269
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	6,370	802,238
Texas Instruments, Inc.	5,273	908,380
Xilinx, Inc.	18,120	2,361,036

		18,645,217

Software – 4.7%
Adobe, Inc.(a)	1,045	480,355
Autodesk, Inc.(a)	1,227	338,652
Avaya Holdings Corp.(a)	2,216	65,749
Cadence Design Systems, Inc.(a)	3,146	443,869
Citrix Systems, Inc.	10,013	1,337,537
Constellation Software, Inc./Canada	560	725,069
Dassault Systemes SE	2,760	573,246
Dropbox, Inc. – Class A(a)	7,777	175,332
Fair Isaac Corp.(a)	700	320,285
Microsoft Corp.	61,751	14,349,697
Monitronics International, Inc.(a)	4,469	37,986
Nice Ltd.(a)	640	147,829
NortonLifeLock, Inc.	7,139	139,282
Oracle Corp.	25,059	1,616,556
Oracle Corp./Japan	3,600	365,365
Proofpoint, Inc.(a)	3,820	461,914
SAP SE	20,862	2,580,352
ServiceNow, Inc.(a)	483	257,661
Slack Technologies, Inc. – Class A(a)	60,446	2,474,055

18 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Synopsys, Inc.(a)	797	$195,432
Trade Desk, Inc. (The) – Class A(a)	416	335,042
Trend Micro, Inc./Japan	22,600	1,092,550
VMware, Inc. – Class A(a)	8,903	1,230,484
Zendesk, Inc.(a)	3,670	536,334

		30,280,633

Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	31,141	3,776,158
Lenovo Group Ltd.	310,000	391,852
Logitech International SA	2,980	316,818
NetApp, Inc.	6,078	380,483
Pegatron Corp.	65,000	173,969
Samsung Electronics Co., Ltd.	44,128	3,233,948

		8,273,228

		100,937,755

Health Care – 10.0%
Biotechnology – 1.0%
AbbVie, Inc.	5,640	607,654
Abcam PLC	20,210	477,535
Alexion Pharmaceuticals, Inc.(a)	18,187	2,778,064
Amgen, Inc.	1,298	291,946
BGI Genomics Co., Ltd.	1,100	23,570
Ionis Pharmaceuticals, Inc.(a)	5,281	276,724
Seegene, Inc.	1,879	207,173
Viela Bio, Inc.(a)	41,614	2,213,865

		6,876,531

Health Care Equipment & Supplies – 3.0%
Abbott Laboratories	35,220	4,218,652
ABIOMED, Inc.(a)	1,286	417,371
Alcon, Inc.(a)	7,110	489,680
Avantor, Inc.(a)	11,167	311,224
Cantel Medical Corp.(a)	31,693	2,354,156
Danaher Corp.	2,480	544,782
Demant A/S(a)	6,189	254,400
Hologic, Inc.(a)	5,548	399,955
IDEXX Laboratories, Inc.(a)	849	441,624
Koninklijke Philips NV(a)	60,140	3,283,467
Medtronic PLC	25,113	2,937,467
STERIS PLC	3,130	547,124
Supermax Corp. Bhd	245,302	292,350
Top Glove Corp. Bhd	249,100	321,748
Varian Medical Systems, Inc.(a)	14,736	2,582,779

		19,396,779

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.5%
Anthem, Inc.	15,240	$4,620,615
Galenica AG(c)	2,990	192,405
Henry Schein, Inc.(a)	14,667	907,154
Laboratory Corp. of America Holdings(a)	2,990	717,331
Magellan Health, Inc.(a)	18,533	1,729,500
Molina Healthcare, Inc.(a)	1,662	360,255
UnitedHealth Group, Inc.	3,200	1,063,104

		9,590,364

Health Care Technology – 0.5%
Cerner Corp.	4,912	339,616
Change Healthcare, Inc.(a)	110,311	2,522,812
Veeva Systems, Inc. – Class A(a)	534	149,579

		3,012,007

Life Sciences Tools & Services – 1.6%
Agilent Technologies, Inc.	231	28,198
Bio-Rad Laboratories, Inc. – Class A(a)	1,863	1,088,924
Bruker Corp.	11,130	678,707
Gerresheimer AG	3,390	350,122
Hangzhou Tigermed Consulting Co., Ltd. –Class A	15,484	338,077
ICON PLC(a)	1,570	283,668
IQVIA Holdings, Inc.(a)	26,217	5,054,375
Maccura Biotechnology Co., Ltd.	62,200	391,684
PRA Health Sciences, Inc.(a)	10,250	1,510,953
Thermo Fisher Scientific, Inc.	1,676	754,334

		10,479,042

Pharmaceuticals – 2.4%
Bristol-Myers Squibb Co.	7,600	466,108
Eli Lilly & Co.	1,279	262,054
GlaxoSmithKline PLC	30,290	505,412
GW Pharmaceuticals PLC (Sponsored ADR)(a)	10,245	2,194,991
Johnson & Johnson	3,136	496,930
Merck & Co., Inc.	10,602	769,917
Novo Nordisk A/S – Class B	8,820	629,193
Oxford Immunotec Global PLC(a)	54,127	1,188,088
Perrigo Co. PLC	7,357	296,929
Progenic Pharmaceuticals Cvr(d)(e)	136,645	– 0	–
Roche Holding AG	9,571	3,139,851
Sanofi	17,281	1,585,889
Sumitomo Dainippon Pharma Co., Ltd.	24,800	394,200
Takeda Pharmaceutical Co., Ltd.	11,700	394,276
Zoetis, Inc.	19,126	2,969,120

		15,292,958

		64,647,681

20 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 8.2%
Banks – 2.7%
ABN AMRO Bank NV (GDR)(a)(c)	49,431	$568,383
Absa Group Ltd.	5,220	41,774
Banco do Brasil SA	55,900	279,789
Bank Leumi Le-Israel BM	74,860	454,039
Bank of America Corp.	5,814	201,804
BNP Paribas SA(a)	6,146	365,364
China Merchants Bank Co., Ltd. – Class H	11,500	88,191
China Minsheng Banking Corp., Ltd. – Class H	650,000	387,893
CIT Group, Inc.	9,958	451,595
Credicorp Ltd.	1,081	172,971
Danske Bank A/S(a)	9,610	176,660
DBS Group Holdings Ltd.	15,500	307,126
Erste Group Bank AG(a)	20,350	668,236
Fifth Third Bancorp	12,106	419,957
FinecoBank Banca Fineco SpA(a)	23,084	404,874
HDFC Bank Ltd. (ADR)(a)	8,540	675,856
Huaxia Bank Co., Ltd.	356,900	344,665
JPMorgan Chase & Co.	4,393	646,517
Jyske Bank A/S(a)	30,971	1,334,185
KBC Group NV(a)	4,080	292,814
Lloyds Banking Group PLC(a)	258,758	140,990
Mebuki Financial Group, Inc.	183,900	392,826
National Bank of Canada	1,460	91,964
Natwest Group PLC(a)	29,608	76,480
Royal Bank of Canada	6,390	544,099
Societe Generale SA(a)	17,131	423,930
Standard Chartered PLC(a)	59,384	384,312
SVB Financial Group(a)	2,557	1,292,205
TCF Financial Corp.	62,862	2,817,475
Toronto-Dominion Bank (The)	2,850	172,756
US Bancorp	6,490	324,500
Wells Fargo & Co.	74,731	2,703,020

		17,647,250

Capital Markets – 3.5%
Ameriprise Financial, Inc.	1,886	417,259
BlackRock, Inc. – Class A	1,564	1,086,198
Charles Schwab Corp. (The)	62,747	3,872,745
CME Group, Inc. – Class A	8,927	1,782,722
Eaton Vance Corp.	38,660	2,824,886
EQT AB	14,016	388,534
Goldman Sachs Group, Inc. (The)	5,709	1,823,911
Julius Baer Group Ltd.	44,666	2,749,342

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Moody’s Corp.	7,069	$1,943,198
Morgan Stanley	22,550	1,733,447
MSCI, Inc. – Class A	1,550	642,506
Partners Group Holding AG	1,030	1,233,187
Raymond James Financial, Inc.	3,478	406,022
S&P Global, Inc.	1,350	444,635
Singapore Exchange Ltd.	153,100	1,139,865
T. Rowe Price Group, Inc.	1,079	174,949

		22,663,406

Consumer Finance – 0.2%
American Express Co.	10,496	1,419,689

Diversified Financial Services – 0.7%
Berkshire Hathaway, Inc. – Class B(a)	89	21,405
Far East Horizon Ltd.(b)	371,000	399,122
Groupe Bruxelles Lambert SA	7,096	701,897
IHS Markit Ltd.	29,642	2,672,523
Kinnevik AB – Class B(b)	8,691	403,292

		4,198,239

Insurance – 1.1%
AIA Group Ltd.	38,400	484,279
Allianz SE	1,190	287,218
CNP Assurances(a)	23,529	423,408
iA Financial Corp., Inc.(b)	7,753	398,372
Manulife Financial Corp.(b)	22,594	450,424
MetLife, Inc.	4,780	275,328
PICC Property & Casualty Co., Ltd. – Class H	752,000	568,936
Progressive Corp. (The)	2,380	204,561
Prudential Financial, Inc.	380	32,954
RenaissanceRe Holdings Ltd.	2,580	430,808
Sampo Oyj – Class A	7,400	329,387
Willis Towers Watson PLC	12,919	2,850,448
Zurich Insurance Group AG	640	261,255

		6,997,378

		52,925,962

Consumer Discretionary – 7.1%
Auto Components – 0.8%
Aisin Seiki Co., Ltd.	11,700	402,100
Aptiv PLC(a)	25,023	3,749,446
ATD New Holdings, Inc.(a)(e)	2,609	107,752
BorgWarner, Inc.	4,038	181,710
Exide Corp.(a)(d)(e)	13	24,375
Exide Technologies(a)(d)(e)	48,846	– 0	–
Exide Technologies/Old(a)(d)(e)	1,244	– 0	–
JTEKT Corp.	20,200	214,544

22 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lear Corp.	1,840	$305,606

		4,985,533

Automobiles – 0.3%
BAIC Motor Corp., Ltd.(c)	1,005,000	359,503
Ford Motor Co.(a)	28,123	329,039
Geely Automobile Holdings Ltd.	66,000	213,491
Great Wall Motor Co., Ltd. – Class H(b)	40,500	117,322
Kia Motors Corp.	1,500	105,762
Nissan Motor Co., Ltd.(a)	46,600	254,763
Tesla, Inc.(a)	306	206,703
Yadea Group Holdings Ltd.(c)	117,241	254,947

		1,841,530

Diversified Consumer Services – 0.3%
Service Corp. International/US	36,834	1,759,192
TAL Education Group (ADR)(a)	1,723	133,601

		1,892,793

Hotels, Restaurants & Leisure – 0.8%
Aristocrat Leisure Ltd.	25,900	605,879
Compass Group PLC(a)	66,329	1,346,941
Domino’s Pizza, Inc.	1,067	369,726
eDreams ODIGEO SA(a)(b)	29,487	176,828
Galaxy Entertainment Group Ltd.	77,000	702,444
La Francaise des Jeux SAEM(c)	760	34,306
McDonald’s Corp.	2,705	557,609
Starbucks Corp.	10,617	1,146,954

		4,940,687

Household Durables – 0.4%
Electrolux AB – Class B	16,417	387,582
Garmin Ltd.	853	105,789
Haier Smart Home Co., Ltd.(a)	95,600	363,594
LG Electronics, Inc.	1,703	221,551
Sony Corp.	6,700	707,528
TopBuild Corp.(a)	3,150	599,791
Whirlpool Corp.	714	135,717

		2,521,552

Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd. (ADR)(a)	7,145	1,698,795
Amazon.com, Inc.(a)	1,493	4,617,744
eBay, Inc.	7,235	408,199
HelloFresh SE(a)	5,122	397,954
JD.com, Inc. (ADR)(a)	1,369	128,508
Just Eat Takeaway.com NV(a)(b)(c)	4,248	408,771
MercadoLibre, Inc.(a)	180	294,860
Naspers Ltd. – Class N	12,344	2,912,905
Pinduoduo, Inc. (ADR)(a)	1,706	291,999

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Prosus NV(a)	9,753	$1,162,719
Zalando SE(a)(c)	3,424	352,012

		12,674,466

Leisure Products – 0.1%
Polaris, Inc.	3,272	385,311

Multiline Retail – 0.1%
Dollar General Corp.	2,690	508,383
Next PLC(a)	3,726	394,676

		903,059

Specialty Retail – 1.5%
AutoZone, Inc.(a)	840	974,333
China Meidong Auto Holdings Ltd.	29,200	110,967
GrandVision NV(a)(c)	62,988	1,915,155
Home Depot, Inc. (The)	3,681	950,950
Lowe’s Cos., Inc.	975	155,756
O’Reilly Automotive, Inc.(a)	1,458	652,207
Ross Stores, Inc.	3,235	377,330
Sportsman’s Warehouse Holdings, Inc.(a)	100,112	1,695,897
TJX Cos., Inc. (The)	42,139	2,780,753
Topsports International Holdings Ltd.(c)	59,000	86,629

		9,699,977

Textiles, Apparel & Luxury Goods – 0.9%
adidas AG(a)	1,349	470,241
Bosideng International Holdings Ltd.	184,000	77,466
Deckers Outdoor Corp.(a)	2,610	851,147
EssilorLuxottica SA	3,203	522,516
NIKE, Inc. – Class B	26,827	3,615,743
Pandora A/S	4,077	395,817

		5,932,930

		45,777,838

Industrials – 5.2%
Aerospace & Defense – 0.6%
Aerojet Rocketdyne Holdings, Inc.(a)	50,609	2,594,723
Hexcel Corp.(a)	11,280	606,413
L3Harris Technologies, Inc.	2,580	469,328

		3,670,464

Air Freight & Logistics – 0.1%
Kuehne & Nagel International AG	1,710	405,767

Building Products – 0.7%
Allegion PLC	6,735	732,634
Cie de Saint-Gobain(a)	5,785	311,096
Masco Corp.	6,082	323,684

24 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Otis Worldwide Corp.	37,244	$2,372,815
Trex Co., Inc.(a)	7,470	684,551

		4,424,780

Commercial Services & Supplies – 0.9%
Secom Co., Ltd.	21,300	1,854,698
Stericycle, Inc.(a)	38,341	2,487,181
Tetra Tech, Inc.	3,250	449,702
TOMRA Systems ASA	12,500	533,424
Waste Management, Inc.	4,640	514,529

		5,839,534

Construction & Engineering – 0.0%
WillScot Mobile Mini Holdings Corp.(a)	1,235	34,247

Electrical Equipment – 0.7%
Acuity Brands, Inc.	3,078	379,517
Generac Holdings, Inc.(a)	537	176,974
Prysmian SpA	11,145	357,990
Regal Beloit Corp.	2,360	322,541
Rockwell Automation, Inc.	3,410	829,585
Schneider Electric SE	7,030	1,039,557
Vertiv Holdings Co.	20,261	424,063
Vestas Wind Systems A/S	5,219	978,692

		4,508,919

Industrial Conglomerates – 0.2%
3M Co.	8,888	1,555,933

Machinery – 0.9%
CNH Industrial NV(a)	19,450	287,096
Deere & Co.	1,499	523,331
Dover Corp.	7,913	975,356
Kawasaki Heavy Industries Ltd.(a)	18,100	410,185
Mitsubishi Heavy Industries Ltd.	14,000	406,114
Navistar International Corp.(a)	8,420	370,985
SKF AB – Class B	2,722	74,165
SMC Corp.	500	296,527
Snap-on, Inc.	2,071	420,641
Volvo AB(a)	63,964	1,637,504
Xylem, Inc./NY	6,860	682,982

		6,084,886

Marine – 0.1%
COSCO SHIPPING Holdings Co., Ltd.(a)	98,800	193,577
Evergreen Marine Corp. Taiwan Ltd.(a)	94,000	128,021
Nippon Yusen KK	13,900	402,053

		723,651

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Professional Services – 0.8%
Intertrust NV(a)(c)	14,350	$233,890
Recruit Holdings Co., Ltd.	10,500	524,678
RELX PLC	58,080	1,366,491
Robert Half International, Inc.	4,825	375,337
Verisk Analytics, Inc. – Class A	13,115	2,148,893
Wolters Kluwer NV	7,230	573,117

		5,222,406

Road & Rail – 0.1%
AMERCO	728	418,396
Union Pacific Corp.	475	97,831

		516,227

Trading Companies & Distributors – 0.1%
United Rentals, Inc.(a)	188	55,907
WW Grainger, Inc.	600	223,626

		279,533

		33,266,347

Communication Services – 4.0%
Diversified Telecommunication Services – 0.4%
Comcast Corp. – Class A	36,278	1,912,576
Nippon Telegraph & Telephone Corp.	34,800	901,495
Telenor ASA	4,089	66,095

		2,880,166

Entertainment – 0.6%
Activision Blizzard, Inc.	6,940	663,533
Electronic Arts, Inc.	10,670	1,429,460
Netflix, Inc.(a)	742	399,827
Nintendo Co., Ltd.	800	489,258
Take-Two Interactive Software, Inc.(a)	2,262	417,249
Ubisoft Entertainment SA(a)	3,020	246,224
Walt Disney Co. (The)(a)	260	49,150

		3,694,701

Interactive Media & Services – 2.9%
Alphabet, Inc. – Class A(a)	512	1,035,218
Alphabet, Inc. – Class C(a)	4,193	8,540,555
Auto Trader Group PLC(a)(c)	98,810	759,707
Facebook, Inc. – Class A(a)	27,126	6,988,200
IAC/InterActiveCorp(a)	1,715	419,883
Kakaku.com, Inc.	13,500	430,092
Tencent Holdings Ltd.	9,400	817,771

		18,991,426

26 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Media – 0.0%
Charter Communications, Inc. – Class A(a)	193	$118,390
DISH Network Corp. – Class A(a)	609	19,190
iHeartMedia, Inc. – Class A(a)	2,453	34,514

		172,094

Wireless Telecommunication Services – 0.1%
Softbank Corp.	15,500	209,596
Vodafone Group PLC	117,865	201,766

		411,362

		26,149,749

Consumer Staples – 2.0%
Beverages – 0.5%
Asahi Group Holdings Ltd.	35,479	1,548,910
Chongqing Brewery Co., Ltd.	17,344	324,091
Coca-Cola Co. (The)	25,761	1,262,032
Kirin Holdings Co., Ltd.	17,200	338,854

		3,473,887

Food & Staples Retailing – 0.3%
Koninklijke Ahold Delhaize NV	28,010	739,597
Southeastern Grocers, Inc.(a)(d)(e)	8,714	113,286
Walmart, Inc.	6,450	837,984

		1,690,867

Food Products – 0.7%
Archer-Daniels-Midland Co.	7,340	415,297
Bunge Ltd.	5,289	405,032
Danone SA	21,771	1,480,448
Ingredion, Inc.	4,443	400,759
Kerry Group PLC – Class A	3,600	433,158
Morinaga & Co., Ltd./Japan	8,000	288,938
Nestle SA	3,660	381,989
Salmar ASA	13,770	903,102

		4,708,723

Household Products – 0.2%
Procter & Gamble Co. (The)	9,280	1,146,358

Tobacco – 0.3%
Imperial Brands PLC	1,772	33,017
Philip Morris International, Inc.	7,670	644,433
Smoore International Holdings Ltd.(a)(c)	43,000	348,599
Swedish Match AB	10,416	747,595

		1,773,644

		12,793,479

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 1.6%
Chemicals – 1.1%
Akzo Nobel NV	3,890	$402,264
Chr Hansen Holding A/S(a)	6,550	561,650
Hengli Petrochemical Co., Ltd.	18,100	101,390
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. – Class A	97,400	89,812
International Flavors & Fragrances, Inc.	23,942	3,244,381
Johnson Matthey PLC	5,675	242,496
Koninklijke DSM NV	3,390	558,962
Kumho Petrochemical Co., Ltd.(a)	1,387	259,873
LANXESS AG	5,479	406,677
Linde PLC	2,787	680,781
Mitsui Chemicals, Inc.	4,500	139,400
RPM International, Inc.	3,740	297,854
Sumitomo Chemical Co., Ltd.	40,300	196,193

		7,181,733

Construction Materials – 0.0%
Forterra, Inc.(a)	9,160	213,153

Containers & Packaging – 0.1%
Smurfit Kappa Group PLC	4,514	213,280
Westrock Co.	16	697

		213,977

Metals & Mining – 0.4%
Artsonig Pty Ltd.(d)(e)	51,133	– 0	–
Constellium SE(a)	4,470	59,183
Evraz PLC	51,294	411,788
First Quantum Minerals Ltd.	6,264	135,016
Glencore PLC(a)	59,684	242,890
Hunan Valin Steel Co., Ltd. – Class A	221,700	200,440
Kumba Iron Ore Ltd.	9,054	388,339
Neenah Enterprises, Inc.(a)(d)(e)	10,896	– 0	–
Rio Tinto PLC	678	58,760
Southern Copper Corp.	5,110	364,496
Steel Dynamics, Inc.	9,098	378,295
Teck Resources Ltd. – Class B	14,854	309,312

		2,548,519

		10,157,382

Utilities – 1.1%
Electric Utilities – 0.8%
American Electric Power Co., Inc.	1,800	134,730
EDP – Energias de Portugal SA	83,390	477,967
Enel SpA	94,250	888,674
Iberdrola SA	34,390	430,973

28 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NextEra Energy, Inc.	15,420	$1,133,061
NRG Energy, Inc.	2,821	102,995
PNM Resources, Inc.	53,322	2,559,989

		5,728,389

Gas Utilities – 0.0%
UGI Corp.	771	29,537

Multi-Utilities – 0.2%
Ameren Corp.	8,880	623,998
Dominion Energy, Inc.	4,100	280,112
Sempra Energy	2,935	340,401

		1,244,511

Water Utilities – 0.1%
American Water Works Co., Inc.	2,540	360,375

		7,362,812

Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
Battalion Oil Corp.(a)	1	12
Berry Corp.	9,850	48,856
CHC Group LLC(a)(f)	22,775	4,327
Cheniere Energy, Inc.(a)	6,075	409,394
Denbury, Inc.(a)	4,255	181,901
ENEOS Holdings, Inc.	68,600	303,348
Idemitsu Kosan Co., Ltd.(b)	6,000	157,819
K2016470219 South Africa Ltd. – Series A(d)(e)	465,862	1
K2016470219 South Africa Ltd. – Series B(d)(e)	73,623	– 0	–
LUKOIL PJSC (Sponsored ADR)	10,552	786,124
Neste Oyj	2,435	160,832
OMV AG	8,080	389,288
Paragon Litigation – Class A(e)	649	65
Paragon Litigation – Class B(e)	974	6,088
Parkland Corp./Canada(b)	11,891	377,866
QEP Resources, Inc.	4,236	14,572
Royal Dutch Shell PLC – Class B	40,280	789,622
SandRidge Energy, Inc.(a)	14	70
Valero Energy Corp.	4,930	379,511
Vantage Drilling International(a)	602	2,408
Whiting Petroleum Corp.(a)	1,504	51,587
Yanzhou Coal Mining Co., Ltd.	91,900	137,191
Yanzhou Coal Mining Co., Ltd. – Class H	238,000	220,643

		4,421,525

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.3%
American Campus Communities, Inc.		5,349	$219,095
American Tower Corp.		5,102	1,102,695
Nippon Building Fund, Inc.		88	539,121
Orix JREIT, Inc.(b)		106	181,554
Weyerhaeuser Co.		10,022	339,445

			2,381,910

Real Estate Management & Development – 0.3%
CBRE Group, Inc. – Class A(a)		17,828	1,350,827
Tokyu Fudosan Holdings Corp.		21,400	135,161
Vonovia SE		4,370	278,322

			1,764,310

			4,146,220

Total Common Stocks (cost $302,096,017)			362,586,750

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 5.7%
Industrial – 4.8%
Basic – 0.3%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(c)	U.S.$	16	16,800
Arconic Corp. 6.125%, 02/15/2028(c)		33	34,837
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(c)		128	138,163
CF Industries, Inc. 3.45%, 06/01/2023		78	81,290
4.95%, 06/01/2043		3	3,535
5.375%, 03/15/2044		76	95,149
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(c)		25	24,472
4.875%, 03/01/2031(c)		27	26,432
6.75%, 03/15/2026(c)		12	12,910
9.875%, 10/17/2025(c)		75	87,814
Commercial Metals Co. 5.375%, 07/15/2027		140	148,616
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		20	20,755

30 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Element Solutions, Inc. 3.875%, 09/01/2028(c)	U.S.$	91	$90,866
ERP Iron Ore, LLC 9.04%, 12/31/2019(a)(d)(e)(g)(h)		12	10,336
FMG Resources (August 2006) Pty Ltd. 4.50%, 09/15/2027(c)		36	39,551
Graham Packaging Co., Inc. 7.125%, 08/15/2028(c)		28	30,299
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(c)		123	124,907
Hecla Mining Co. 7.25%, 02/15/2028		28	30,360
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(c)		77	85,586
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(c)	EUR	149	182,579
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(c)(h)	U.S.$	52	52,694
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(c)		123	128,513
Joseph T Ryerson & Son, Inc. 8.50%, 08/01/2028(c)		52	57,258
Kaiser Aluminum Corp. 6.50%, 05/01/2025(c)		22	23,535
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(c)	EUR	100	124,074
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(a)(d)(e)(g)(i)	U.S.$	146	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029(c)		93	94,455
Novelis Corp. 5.875%, 09/30/2026(c)		40	41,700
Peabody Energy Corp. 6.00%, 03/31/2022(c)		1	656
8.50% (6.00% Cash and 2.50% PIK), 12/31/2024(c)(h)		7	4,130
PIC AU Holdings LLC/PIC AU Holdings Corp. 10.00%, 12/31/2024(c)		7	6,255
SPCM SA 4.875%, 09/15/2025(c)		142	145,984

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States Steel Corp. 12.00%, 06/01/2025(c)	U.S.$	125	$149,765
Valvoline, Inc. 4.25%, 02/15/2030(c)		152	157,125

			2,271,401

Capital Goods – 0.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(c)(h)	EUR	202	252,141
Ball Corp. 5.00%, 03/15/2022	U.S.$	93	96,973
Bombardier, Inc.
5.75%, 03/15/2022(c)		364	371,284
8.75%, 12/01/2021(c)		60	62,291
Clean Harbors, Inc. 4.875%, 07/15/2027(c)		3	3,149
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(b)(c)		74	72,710
Colfax Corp. 6.00%, 02/15/2024(c)		23	23,752
6.375%, 02/15/2026(c)		24	25,652
Crown Americas LLC/Crown Americas Capital Corp. IV 4.50%, 01/15/2023		16	16,810
Energizer Holdings, Inc. 4.75%, 06/15/2028(c)		33	33,717
EnerSys 4.375%, 12/15/2027(c)		100	105,634
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(c)		130	136,430
GFL Environmental, Inc.
5.125%, 12/15/2026(c)		15	15,874
8.50%, 05/01/2027(c)		50	55,277
Granite US Holdings Corp. 11.00%, 10/01/2027(c)		54	60,546
Griffon Corp. 5.75%, 03/01/2028		22	23,101
JELD-WEN, Inc. 4.625%, 12/15/2025(c)		17	17,319
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(c)		13	13,049
Moog, Inc. 4.25%, 12/15/2027(c)		42	43,154
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		127	3,333
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/2025(c)		60	61,494

32 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(c)	U.S.$	55	$55,669
5.375%, 05/01/2026(c)		60	61,430
Stevens Holding Co., Inc. 6.125%, 10/01/2026(c)		18	19,492
Summit Materials LLC/Summit Materials Finance Corp. 5.25%, 01/15/2029(c)		34	36,078
Terex Corp. 5.625%, 02/01/2025(c)		81	83,121
Tervita Corp. 11.00%, 12/01/2025(b)(c)		140	152,716
TransDigm UK Holdings PLC 6.875%, 05/15/2026		265	278,833
TransDigm, Inc. 6.25%, 03/15/2026(c)		47	49,514
Triumph Group, Inc. 6.25%, 09/15/2024(c)		37	37,081
7.75%, 08/15/2025		42	41,112
8.875%, 06/01/2024(c)		66	73,423

			2,382,159

Communications - Media – 0.4%
Advantage Sales & Marketing, Inc. Zero Coupon, 10/28/2027		150	150,750
6.50%, 11/15/2028(c)		113	115,801
AMC Networks, Inc. 4.25%, 02/15/2029		181	177,735
Arches Buyer, Inc. 6.125%, 12/01/2028(b)(c)		39	40,343
Banijay Entertainment SASU 3.50%, 03/01/2025(c)	EUR	150	180,014
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 02/15/2026(c)	U.S.$	61	63,039
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(c)		25	25,422
CSC Holdings LLC 3.375%, 02/15/2031(c)		200	191,958
5.875%, 09/15/2022		15	15,789
6.75%, 11/15/2021		40	41,351
DISH DBS Corp. 7.375%, 07/01/2028		98	102,720
DISH Network Corp. 3.375%, 08/15/2026(j)		56	52,564
iHeartCommunications, Inc. 4.75%, 01/15/2028(c)		35	35,739

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 05/01/2026	U.S.$	22	$23,208
8.375%, 05/01/2027		137	144,814
Lamar Media Corp. 4.875%, 01/15/2029		4	4,213
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(c)		200	214,646
Meredith Corp. 6.875%, 02/01/2026		254	259,138
National CineMedia LLC 5.75%, 08/15/2026		33	28,646
5.875%, 04/15/2028(c)		67	61,712
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(c)		61	60,513
Scripps Escrow II, Inc. 5.375%, 01/15/2031(c)		41	41,650
Scripps Escrow, Inc. 5.875%, 07/15/2027(c)		76	79,102
Sinclair Television Group, Inc. 5.125%, 02/15/2027(c)		150	148,891
Summer BC Holdco B SARL 5.75%, 10/31/2026(c)	EUR	150	190,937
TEGNA, Inc. 4.75%, 03/15/2026(c)	U.S.$	35	37,287
5.00%, 09/15/2029		110	114,685
Univision Communications, Inc. 9.50%, 05/01/2025(c)		43	46,871
Urban One, Inc. 7.375%, 02/01/2028(c)		203	204,721

			2,854,259

Communications - Telecommunications – 0.2%
C&W Senior Financing DAC 6.875%, 09/15/2027(c)		200	214,158
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(c)		200	207,812
Consolidated Communications, Inc. 6.50%, 10/01/2028(c)		164	175,810
Embarq Corp. 7.995%, 06/01/2036		221	263,454
Frontier Communications Corp. 5.875%, 10/15/2027(c)		65	69,586
6.75%, 05/01/2029(c)		28	29,071
Hughes Satellite Systems Corp. 7.625%, 06/15/2021		47	47,563

34 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Intelsat Jackson Holdings SA 5.50%, 08/01/2023(a)(k)	U.S.$	177		$113,191
Sprint Communications, Inc. 11.50%, 11/15/2021		60		64,071
Telecom Italia Capital SA 7.20%, 07/18/2036		105		134,583
Zayo Group Holdings, Inc. 6.125%, 03/01/2028(c)		108		111,488
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 01/15/2027(c)		0	**	117

				1,430,904

Consumer Cyclical - Automotive – 0.3%
Allison Transmission, Inc. 5.875%, 06/01/2029(c)		60		65,402
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025(b)		13		13,392
6.875%, 07/01/2028(b)		213		226,281
Aston Martin Capital Holdings Ltd. 15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(c)(h)		248		254,674
Clarios Global LP/Clarios US Finance Co. 6.25%, 05/15/2026(c)		77		81,909
Dana, Inc. 5.375%, 11/15/2027		11		11,537
5.625%, 06/15/2028		17		18,092
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(c)		62		66,005
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(a)(d)(e)(i)		59		– 0	–
(First Lien) 11.00%, 10/31/2024(a)(d)(e)(i)		24		– 0	–
Ford Motor Co. 8.50%, 04/21/2023		156		174,506
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)(c)(k)	EUR	108		139,465
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(c)(h)		100		122,767
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024-01/15/2028(c)	U.S.$	353		402,647
Meritor, Inc. 4.50%, 12/15/2028(c)		104		105,715
6.25%, 02/15/2024-06/01/2025(c)		65		67,895
PM General Purchaser LLC 9.50%, 10/01/2028(c)		88		96,468

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(c)	U.S.$	45	$46,350
Tenneco, Inc.
5.00%, 07/15/2026(b)		121	113,735
7.875%, 01/15/2029(c)		83	93,020
Titan International, Inc. 6.50%, 11/30/2023		102	100,467

			2,200,327

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 5.75%, 03/01/2027(c)		81	82,099
7.625%, 03/01/2026(c)		10	10,513
9.875%, 08/01/2027(c)		60	68,977
11.50%, 04/01/2023(c)		112	127,642
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(c)		179	187,735
Mattel, Inc. 5.875%, 12/15/2027(c)		15	16,330
NCL Corp. Ltd. 5.875%, 03/15/2026(c)		123	123,791
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(c)		127	144,000
11.50%, 06/01/2025(c)		224	262,244
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(c)		93	100,905
9.50%, 08/01/2025(c)		135	146,318
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(c)		213	220,112
Six Flags Entertainment Corp. 4.875%, 07/31/2024(c)		30	30,059
Six Flags Theme Parks, Inc. 7.00%, 07/01/2025(c)		38	40,922
Vail Resorts, Inc. 6.25%, 05/15/2025(c)		25	26,689
Viking Cruises Ltd. 5.875%, 09/15/2027(c)		129	124,218
7.00%, 02/15/2029(c)		34	34,373
13.00%, 05/15/2025(c)		35	41,181
VOC Escrow Ltd. 5.00%, 02/15/2028(c)		3	2,960

			1,791,068

Consumer Cyclical - Other – 0.4%
Adams Homes, Inc. 7.50%, 02/15/2025(c)		79	82,774

36 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bally’s Corp. 6.75%, 06/01/2027(c)	U.S.$	97	$103,441
Beazer Homes USA, Inc. 5.875%, 10/15/2027		7	7,301
6.75%, 03/15/2025		46	47,193
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(c)		113	114,364
6.25%, 09/15/2027(c)		3	3,167
Caesars Entertainment, Inc. 6.25%, 07/01/2025(c)		102	108,019
Caesars Holdings, Inc. 5.00%, 10/01/2024(j)		26	60,172
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(c)		44	45,762
Empire Communities Corp. 7.00%, 12/15/2025(c)		29	30,495
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(c)		173	182,510
Forestar Group, Inc. 5.00%, 03/01/2028(c)		40	41,929
8.00%, 04/15/2024(c)		67	70,075
Forterra Finance LLC/FRTA Finance Corp. 6.50%, 07/15/2025(c)		27	29,125
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(c)		89	87,798
5.375%, 05/01/2025(c)		21	22,076
5.75%, 05/01/2028(c)		22	23,832
Installed Building Products, Inc. 5.75%, 02/01/2028(c)		31	33,056
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(c)		199	201,026
KB Home 7.00%, 12/15/2021		54	55,481
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(c)		39	41,536
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 09/15/2026		154	159,843
Mattamy Group Corp. 4.625%, 03/01/2030(c)		88	91,434
5.25%, 12/15/2027(c)		53	55,761
Meritage Homes Corp. 7.00%, 04/01/2022		11	11,217
Scientific Games International, Inc. 5.00%, 10/15/2025(c)		27	27,784
7.00%, 05/15/2028(c)		43	45,557

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028-04/01/2029(c)	U.S.$	142	$146,280
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(c)		197	191,112
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(c)		20	22,304
5.875%, 06/15/2027(c)		3	3,371
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(c)		183	197,493
Travel + Leisure Co. 4.625%, 03/01/2030(c)		94	97,540
6.625%, 07/31/2026(c)		48	54,164
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(c)		3	3,078
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025(c)		93	98,590

			2,596,660

Consumer Cyclical - Restaurants – 0.0%
1011778 BC ULC/New Red Finance, Inc. 5.75%, 04/15/2025(c)		53	56,506
IRB Holding Corp. 6.75%, 02/15/2026(c)		122	126,054

			182,560

Consumer Cyclical - Retailers – 0.3%
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(c)(h)		48	48,839
Burlington Coat Factory Warehouse Corp. 6.25%, 04/15/2025(c)		12	12,756
Dufry One BV 2.50%, 10/15/2024(c)	EUR	143	166,120
FirstCash, Inc. 4.625%, 09/01/2028(c)	U.S.$	22	22,850
Foundation Building Materials, Inc. 6.00%, 03/01/2029(c)		24	23,927
L Brands, Inc. 5.25%, 02/01/2028		13	13,906
6.625%, 10/01/2030(c)		129	145,271
6.875%, 07/01/2025-11/01/2035(c)		163	193,216
7.50%, 06/15/2029		13	14,688
9.375%, 07/01/2025(c)		55	68,165

38 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LBM Acquisition LLC 6.25%, 01/15/2029(c)	U.S.$	20	$20,310
Murphy Oil USA, Inc. 5.625%, 05/01/2027		6	5,983
Penske Automotive Group, Inc. 3.50%, 09/01/2025		65	66,343
5.50%, 05/15/2026		15	15,479
PetSmart, Inc. 7.125%, 03/15/2023(c)		141	141,411
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(c)		271	290,672
Rite Aid Corp. 7.50%, 07/01/2025(c)		140	146,726
Sonic Automotive, Inc. 6.125%, 03/15/2027		47	49,325
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(c)		176	182,185
Staples, Inc. 7.50%, 04/15/2026(c)		215	215,477
TPro Acquisition Corp. 11.00%, 10/15/2024(c)		36	39,399
White Cap Buyer LLC 6.875%, 10/15/2028(c)		151	160,881
White Cap Parent LLC 8.25%, 03/15/2026(c)(h)		29	29,980
William Carter Co. (The) 5.50%, 05/15/2025(c)		47	49,647

			2,123,556

Consumer Non-Cyclical – 0.4%
Acadia Healthcare Co., Inc. 5.50%, 07/01/2028(c)		88	93,190
AdaptHealth LLC 4.625%, 08/01/2029(c)		118	118,079
6.125%, 08/01/2028(c)		25	26,541
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(c)		184	182,267
Bausch Health Cos., Inc. 6.25%, 02/15/2029(c)		7	7,454
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(c)		8	8,574
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(c)		27	26,582
6.875%, 04/01/2028-04/15/2029(c)		258	258,119
8.125%, 06/30/2024(c)		97	101,433

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 3.75%, 02/15/2031(c)	U.S.$	90	$85,972
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(c)		13	13,203
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 9.50%, 07/31/2027(c)		36	40,574
Global Medical Response, Inc. 6.50%, 10/01/2025(c)		140	145,944
HCA, Inc. 5.875%, 05/01/2023		23	25,093
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(c)		132	130,636
Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(c)		140	145,314
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)(c)(k)		26	13,812
MEDNAX, Inc. 6.25%, 01/15/2027(c)		17	17,956
ModivCare, Inc. 5.875%, 11/15/2025(c)		17	18,019
Newell Brands, Inc. 4.35%, 04/01/2023		4	4,205
Par Pharmaceutical, Inc. 7.50%, 04/01/2027(c)		164	176,216
RP Escrow Issuer LLC 5.25%, 12/15/2025(c)		45	46,561
Spectrum Brands, Inc. 3.875%, 03/15/2031(c)		175	173,071
5.75%, 07/15/2025		30	30,900
Sunshine Mid BV 6.50%, 05/15/2026(c)	EUR	103	128,239
Tenet Healthcare Corp. 5.125%, 05/01/2025	U.S.$	35	35,368
6.125%, 10/01/2028(c)		65	68,340
7.50%, 04/01/2025(c)		70	76,088
US Acute Care Solutions LLC 6.375%, 03/01/2026(c)		18	18,385
US Foods, Inc. 4.75%, 02/15/2029(c)		188	191,296
US Renal Care, Inc. 10.625%, 07/15/2027(c)		85	93,632

			2,501,063

40 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.0%
Antero Resources Corp. 7.625%, 02/01/2029(c)	U.S.$	29	$30,906
8.375%, 07/15/2026(c)		67	73,242
Apache Corp. 4.625%, 11/15/2025		8	8,286
4.875%, 11/15/2027		16	16,803
Berry Petroleum Co. LLC 7.00%, 02/15/2026(c)		115	110,625
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625%, 07/15/2026(c)		29	29,665
7.625%, 12/15/2025(c)		42	45,173
Callon Petroleum, Co. 6.25%, 04/15/2023		28	26,034
8.25%, 07/15/2025		169	146,308
9.00%, 04/01/2025(c)		34	33,694
Citgo Holding, Inc. 9.25%, 08/01/2024(c)		50	49,212
CITGO Petroleum Corp. 6.25%, 08/15/2022(c)		34	34,014
6.375%, 06/15/2026(c)		43	43,648
7.00%, 06/15/2025(c)		152	156,349
CNX Resources Corp. 6.00%, 01/15/2029(c)		64	67,021
7.25%, 03/14/2027(c)		15	16,064
Comstock Resources, Inc. 6.75%, 03/01/2029(c)		36	37,234
7.50%, 05/15/2025(c)		41	42,881
9.75%, 08/15/2026		138	150,722
Diamond Offshore Drilling, Inc. 4.875%, 11/01/2043(a)(k)		367	80,089
7.875%, 08/15/2025(a)(k)		43	9,582
EnLink Midstream LLC 5.625%, 01/15/2028(c)		120	120,952
EnLink Midstream Partners LP 4.15%, 06/01/2025		179	177,777
4.40%, 04/01/2024		7	7,043
5.05%, 04/01/2045		23	18,374
5.45%, 06/01/2047		17	14,046
5.60%, 04/01/2044		10	8,316
EQM Midstream Partners LP 4.50%, 01/15/2029(c)		68	65,976
4.75%, 01/15/2031(c)		63	60,658
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		51	50,322

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 05/15/2026	U.S.$	47	$44,910
6.50%, 10/01/2025		32	31,019
7.75%, 02/01/2028		84	82,974
8.00%, 01/15/2027		57	57,608
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		38	41,107
7.00%, 08/01/2027		51	54,077
Gulfport Energy Corp. 6.00%, 10/15/2024(a)(k)		62	56,873
6.375%, 05/15/2025-01/15/2026(a)(k)		279	256,184
6.625%, 05/01/2023(a)(k)		12	11,015
Hess Midstream Operations LP 5.625%, 02/15/2026(c)		197	203,940
HighPoint Operating Corp. 7.00%, 10/15/2022		33	17,397
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025-02/01/2029(c)		40	40,361
6.00%, 02/01/2031(c)		39	39,648
Indigo Natural Resources LLC 5.375%, 02/01/2029(c)		78	77,881
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(c)		116	96,237
Murphy Oil Corp. 6.375%, 12/01/2042		51	47,047
Nabors Industries Ltd. 7.25%, 01/15/2026(c)		59	52,403
7.50%, 01/15/2028(c)		117	100,987
New Fortress Energy, Inc. 6.75%, 09/15/2025(c)		166	172,157
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(c)		194	200,049
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		86	82,554
Occidental Petroleum Corp. 2.70%, 02/15/2023		69	67,442
2.90%, 08/15/2024		42	40,836
3.40%, 04/15/2026		10	9,699
3.50%, 06/15/2025		35	34,413
5.50%, 12/01/2025		12	12,740
5.875%, 09/01/2025(b)		22	23,863
6.125%, 01/01/2031(b)		31	34,362
8.00%, 07/15/2025		37	42,955
8.50%, 07/15/2027		26	31,129
8.875%, 07/15/2030		26	33,252

42 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Parkland Corp./Canada 6.00%, 04/01/2026(c)	U.S.$	142	$148,505
PBF Holding Co. LLC/PBF Finance Corp. 9.25%, 05/15/2025(c)		153	149,154
PDC Energy, Inc. 5.75%, 05/15/2026(b)		217	222,418
QEP Resources, Inc. 5.375%, 10/01/2022		81	84,987
Range Resources Corp. 8.25%, 01/15/2029(c)		69	74,159
SM Energy Co. 5.00%, 01/15/2024(b)		66	63,444
5.625%, 06/01/2025		133	126,937
Southwestern Energy Co. 8.375%, 09/15/2028		40	44,216
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		104	106,993
5.875%, 03/15/2028		129	136,882
6.00%, 04/15/2027		4	4,166
Talos Production, Inc. 12.00%, 01/15/2026(c)		126	118,582
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032(c)		135	132,407
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(c)		91	89,834
Transocean Pontus Ltd. 6.125%, 08/01/2025(c)		47	45,156
Transocean Sentry Ltd. 5.375%, 05/15/2023(c)		144	137,718
Transocean, Inc. 6.80%, 03/15/2038		1	382
7.25%, 11/01/2025(c)		39	26,128
7.50%, 01/15/2026(c)		103	67,666
11.50%, 01/30/2027(c)		35	28,878
Vantage Drilling International 7.50%, 11/01/2019(a)(d)(e)(g)		111	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(c)		286	285,863
Western Midstream Operating LP 3.95%, 06/01/2025		24	24,349
4.00%, 07/01/2022		14	14,298
4.35%, 02/01/2025		48	49,241
4.50%, 03/01/2028		56	57,910
4.75%, 08/15/2028		29	30,433
5.30%, 02/01/2030		48	52,025
5.45%, 04/01/2044		19	20,279

			6,171,145

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
American Builders & Contractors Supply Co., Inc. 5.875%, 05/15/2026(c)	U.S.$	55	$56,862
Avient Corp. 5.75%, 05/15/2025(c)		32	33,890
IAA, Inc. 5.50%, 06/15/2027(c)		34	35,534
Interface, Inc. 5.50%, 12/01/2028(c)		22	23,083
KAR Auction Services, Inc. 5.125%, 06/01/2025(c)		130	131,964
Laureate Education, Inc. 8.25%, 05/01/2025(c)		134	140,452

			421,785

Services – 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(c)		31	32,802
9.75%, 07/15/2027(c)		206	227,282
ANGI Group LLC 3.875%, 08/15/2028(c)		209	213,619
Aptim Corp. 7.75%, 06/15/2025(c)		168	145,186
APX Group, Inc. 6.75%, 02/15/2027(c)		35	37,081
7.875%, 12/01/2022		185	185,622
Aramark Services, Inc. 6.375%, 05/01/2025(c)		90	94,922
Carlson Travel, Inc. 11.50% (9.50% Cash and 2.00% PIK), 12/15/2026(c)(h)		201	141,367
Carriage Services, Inc. 6.625%, 06/01/2026(c)		87	91,804
Cars.com, Inc. 6.375%, 11/01/2028(c)		70	73,598
Garda World Security Corp. 9.50%, 11/01/2027(c)		37	40,337
Gartner, Inc. 4.50%, 07/01/2028(c)		49	51,479
Korn Ferry 4.625%, 12/15/2027(c)		63	65,551
Monitronics International, Inc. Zero Coupon, 04/01/2020(a)(d)(e)(g)		120	– 0	–
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(b)(c)		227	225,338

44 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(c)	U.S.$	161	$167,068
Sabre GLBL, Inc. 9.25%, 04/15/2025(c)		41	48,815
Service Corp. International/US 3.375%, 08/15/2030		103	101,123
TripAdvisor, Inc. 7.00%, 07/15/2025(c)		41	44,219
Verisure Midholding AB 5.25%, 02/15/2029(c)	EUR	185	229,529
Verscend Escrow Corp. 9.75%, 08/15/2026(c)	U.S.$	115	123,495

			2,340,237

Technology – 0.2%
Austin BidCo, Inc. 7.125%, 12/15/2028(c)		19	19,573
Avaya, Inc. 6.125%, 09/15/2028(c)		169	181,868
Banff Merger Sub, Inc. 9.75%, 09/01/2026(c)		158	168,066
Boxer Parent Co., Inc. 7.125%, 10/02/2025(c)		7	7,567
Cablevision Lightpath LLC 5.625%, 09/15/2028(c)		200	203,434
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		59	60,925
CommScope, Inc. 5.50%, 03/01/2024(c)		75	77,099
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/2024(c)		1	895
LogMeIn, Inc. 5.50%, 09/01/2027(c)		51	53,303
Microchip Technology, Inc. 4.25%, 09/01/2025(c)		58	60,633
NCR Corp. 5.75%, 09/01/2027(c)		40	41,822
6.125%, 09/01/2029(c)		28	30,026
8.125%, 04/15/2025(c)		28	30,592
Presidio Holdings, Inc. 4.875%, 02/01/2027(c)		12	12,503
8.25%, 02/01/2028(c)		18	19,934
Science Applications International Corp. 4.875%, 04/01/2028(c)		11	11,508
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(c)		119	123,555

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TTM Technologies, Inc. 4.00%, 03/01/2029(c)	U.S.$	90	$91,048
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(c)		316	327,088

			1,521,439

Transportation - Airlines – 0.0%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(c)		47	49,218
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(c)		156	175,845

			225,063

Transportation - Services – 0.1%
Algeco Global Finance PLC 8.00%, 02/15/2023(c)		200	204,006
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, 03/01/2029(c)		45	45,896
5.75%, 07/15/2027(c)		80	82,531
10.50%, 05/15/2025(c)		64	76,621

			409,054

			31,422,680

Financial Institutions – 0.8%
Banking – 0.3%
Alliance Data Systems Corp. 4.75%, 12/15/2024(c)		115	117,830
7.00%, 01/15/2026(c)		53	56,077
Banco Santander SA 6.75%, 04/25/2022(c)(l)	EUR	300	378,833
CaixaBank SA 5.875%, 10/09/2027(c)(l)		200	265,441
Credit Suisse Group AG 6.25%, 12/18/2024(c)(l)	U.S.$	200	219,878
Credit Suisse Group AG 7.50%, 07/17/2023(c)(l)		206	224,379
Discover Financial Services Series D 6.125%, 06/23/2025(l)		306	339,908
UniCredit SpA 9.25%, 06/03/2022(c)(l)	EUR	200	259,529

			1,861,875

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.625%, 01/24/2013(a)(g)	U.S.$	1,030	10,502

46 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LPL Holdings, Inc. 5.75%, 09/15/2025(c)	U.S.$	35	$36,034
NFP Corp.
6.875%, 08/15/2028(c)		257	265,253
7.00%, 05/15/2025(c)		43	46,135

			357,924

Finance – 0.1%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		112	109,200
CNG Holdings, Inc. 12.50%, 06/15/2024(c)		93	87,327
Curo Group Holdings Corp. 8.25%, 09/01/2025(c)		207	209,091
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(c)		206	210,860
goeasy Ltd. 5.375%, 12/01/2024(c)		74	76,676
Lincoln Financing SARL 3.625%, 04/01/2024(c)	EUR	103	125,406
Navient Corp. 4.875%, 03/15/2028	U.S.$	45	43,346
5.50%, 01/25/2023		25	25,823
6.50%, 06/15/2022		31	32,168
7.25%, 01/25/2022		31	32,390
SLM Corp. 5.125%, 04/05/2022		30	31,249
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(c)		112	113,278

			1,096,814

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(c)		35	36,074
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(c)		192	198,595
AssuredPartners, Inc. 5.625%, 01/15/2029(c)		189	190,486
Genworth Holdings, Inc. 7.625%, 09/24/2021(b)		19	18,969

			444,124

Other Finance – 0.1%
Intrum AB 2.75%, 07/15/2022(c)	EUR	13	15,664
3.00%, 09/15/2027(c)		100	116,322
4.875%, 08/15/2025(c)		100	125,413

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(c)	U.S.$	184	$188,734

			446,133

REITS – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(c)		265	272,730
Diversified Healthcare Trust 6.75%, 12/15/2021		21	21,557
9.75%, 06/15/2025		90	101,298
GEO Group, Inc. (The) 6.00%, 04/15/2026(b)		11	8,060
Iron Mountain, Inc. 4.875%, 09/15/2027(c)		3	3,125
5.25%, 03/15/2028(c)		124	129,592
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 05/01/2024		90	97,191
5.75%, 02/01/2027		108	122,024
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 01/15/2029(c)		56	56,271
9.375%, 04/01/2027(c)		204	224,363

			1,036,211

			5,243,081

Utility – 0.1%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(c)		28	28,240
NRG Energy, Inc. 6.625%, 01/15/2027		3	3,120
Talen Energy Supply LLC 4.60%, 12/15/2021		1	768
6.50%, 06/01/2025		144	126,700
7.25%, 05/15/2027(c)		37	39,085
10.50%, 01/15/2026(c)		152	145,438
Texas Competitive/TCEH 11.50%, 10/01/2020(a)(d)(e)(g)		142	– 0	–

			343,351

Total Corporates – Non-Investment Grade (cost $35,917,487)			37,009,112

48 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 5.6%
Funds and Investment Trusts – 5.6%(m)
Consumer Staples Select Sector SPDR Fund		10,249	$648,762
Financial Select Sector SPDR Fund		447,452	14,457,174
iShares JP Morgan USD Emerging Markets Bond ETF(b)		11,937	1,313,428
iShares MSCI ACWI ETF(b)		6,079	562,368
iShares MSCI Global Min Vol Factor ETF		13,072	1,230,337
iShares MSCI USA Value Factor ETF(b)		153,710	14,753,086
iShares Russell 2000 ETF(b)		591	129,021
iShares US Technology ETF		18,379	1,597,503
SPDR S&P Biotech ETF(b)		2,865	424,020
Utilities Select Sector SPDR Fund(b)		7,370	430,113
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E		18,392	583,394

Total Investment Companies (cost $33,774,074)			36,129,206

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.8%
Angola – 0.1%
Angolan Government International Bond 8.00%, 11/26/2029(c)	U.S.$	226	219,856
9.50%, 11/12/2025(c)		386	409,280

			629,136

Argentina – 0.1%
Argentine Republic Government International Bond 0.125%, 07/09/2030-07/09/2041		1,964	660,384
1.00%, 07/09/2029		96	37,837

			698,221

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 09/20/2029(c)		200	220,500
7.00%, 10/12/2028(c)		200	226,751
7.375%, 05/14/2030(c)		200	227,437
CBB International Sukuk Programme Co. SPC 6.25%, 11/14/2024(c)		218	240,345

			915,033

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 0.0%
Brazilian Government International Bond 3.875%, 06/12/2030	U.S.$	260	$258,456

Costa Rica – 0.1%
Costa Rica Government International Bond 6.125%, 02/19/2031(c)		335	337,303

Dominican Republic – 0.1%
Dominican Republic International Bond 4.50%, 01/30/2030(c)		300	301,875
4.875%, 09/23/2032(c)		150	152,062
8.625%, 04/20/2027(c)		425	514,383

			968,320

Ecuador – 0.1%
Ecuador Government International Bond Zero Coupon, 07/31/2030(c)		48	19,860
0.50%, 07/31/2030-07/31/2040(c)		802	379,930

			399,790

Egypt – 0.2%
Egypt Government International Bond 6.125%, 01/31/2022(c)		407	417,557
7.053%, 01/15/2032(c)		200	206,437
7.625%, 05/29/2032(c)		208	221,520
8.70%, 03/01/2049(c)		239	251,249
8.875%, 05/29/2050(c)		208	221,130

			1,317,893

El Salvador – 0.0%
El Salvador Government International Bond 7.125%, 01/20/2050(c)		334	308,950
7.65%, 06/15/2035(c)		10	9,850

			318,800

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(c)		200	205,500
10.75%, 10/14/2030(c)		248	323,718

			529,218

Honduras – 0.1%
Honduras Government International Bond 7.50%, 03/15/2024(c)		400	435,750

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(c)	EUR	170	205,113
5.875%, 10/17/2031(c)		135	175,101

50 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 06/15/2033(c)	U.S.$	258	$276,947

			657,161

Kenya – 0.1%
Kenya Government International Bond 6.875%, 06/24/2024(c)		200	221,563
7.00%, 05/22/2027(c)		275	303,789

			525,352

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(c)(k)		45	5,794
6.85%, 03/23/2027(a)(c)(k)		46	5,877
Series G 6.60%, 11/27/2026(a)(c)(k)		189	24,334

			36,005

Mongolia – 0.1%
Mongolia Government International Bond
5.125%, 12/05/2022(c)		270	280,294
10.875%, 04/06/2021(c)		200	201,562

			481,856

Nigeria – 0.1%
Nigeria Government International Bond 6.50%, 11/28/2027(c)		200	213,750
7.625%, 11/21/2025-11/28/2047(c)		467	509,423

			723,173

Oman – 0.1%
Oman Government International Bond 4.125%, 01/17/2023(c)		400	406,625
6.25%, 01/25/2031(b)(c)		213	224,183

			630,808

Senegal – 0.1%
Senegal Government International Bond 6.25%, 05/23/2033(c)		365	387,128

South Africa – 0.1%
Republic of South Africa Government International Bond 5.75%, 09/30/2049		247	226,623
5.875%, 09/16/2025		300	333,375

			559,998

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2033(c)		200	203,000
7.75%, 09/01/2024(c)		285	307,711

			510,711

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.0%
Venezuela Government International Bond 9.25%, 09/15/2027(a)(k)	U.S.$	815	$77,425

Total Emerging Markets – Sovereigns (cost $11,849,088)			11,397,537

GOVERNMENTS – TREASURIES – 1.6%
Colombia – 0.1%
Colombian TES Series B 10.00%, 07/24/2024	COP	1,391,900	456,892

Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	9,211	486,642

Russia – 0.1%
Russian Federal Bond – OFZ Series 6212
7.05%, 01/19/2028	RUB	23,770	329,048
Series 6217 7.50%, 08/18/2021		40,638	552,671

			881,719

United States – 1.3%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	14	11,128
U.S. Treasury Notes 0.625%, 08/15/2030		2,130	1,978,609
1.625%, 08/15/2029		1,996	2,044,341
2.25%, 08/15/2027		2,360	2,533,312
2.375%, 05/15/2029		1,524	1,650,942

			8,218,332

Total Governments – Treasuries (cost $10,055,129)			10,043,585

CORPORATES – INVESTMENT GRADE – 1.4%
Financial Institutions – 0.8%
Banking – 0.5%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)		184	208,481
Bank of America Corp. Series Z 6.50%, 10/23/2024(l)		7	7,783

52 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.86%, 06/15/2032(c)(l)	U.S.$	35	$49,683
CIT Group, Inc. 3.929%, 06/19/2024		31	32,813
Citigroup Capital XVIII 0.912% (Sterling LIBOR 3 Month + 0.89%), 06/28/2067(n)	GBP	185	226,501
Citigroup, Inc. 3.875%, 02/18/2026(l)	U.S.$	50	49,771
5.95%, 01/30/2023(l)		365	378,647
Series V 4.70%, 01/30/2025(l)		47	47,577
Credit Agricole SA 8.125%, 12/23/2025(c)(l)		400	483,824
DNB Bank ASA 6.50%, 03/26/2022(c)(l)		201	209,157
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(l)		23	25,423
Series P 5.00%, 11/10/2022(b)(l)		185	185,070
HSBC Holdings PLC 6.00%, 09/29/2023(c)(l)	EUR	300	392,732
Natwest Group PLC 8.625%, 08/15/2021(l)	U.S.$	320	329,929
Truist Financial Corp. Series P 4.95%, 09/01/2025(l)		211	227,034
Series Q 5.10%, 03/01/2030(l)		56	61,378
UBS Group AG 7.00%, 02/19/2025(c)(l)		400	457,992

			3,373,795

Brokerage – 0.0%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)		119	131,099

Finance – 0.1%
Aircastle Ltd. 2.85%, 01/26/2028(c)		15	14,410
4.125%, 05/01/2024		14	14,744
4.25%, 06/15/2026		2	2,117
5.00%, 04/01/2023		3	3,208
5.25%, 08/11/2025(c)		200	218,474
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		4	3,922

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 11/01/2027(c)	U.S.$	25	$25,936
4.125%, 08/01/2025(c)		39	41,705
4.875%, 10/01/2025(c)		30	32,998
5.50%, 12/15/2024(c)		67	75,458

			432,972

Insurance – 0.2%
Centene Corp. 5.375%, 08/15/2026(c)		81	85,281
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(b)(c)		298	381,538
MetLife Capital Trust IV 7.875%, 12/15/2037(c)		254	356,553
MetLife, Inc. 6.40%, 12/15/2036		47	59,787
Prudential Financial, Inc. 5.20%, 03/15/2044		44	46,825
5.625%, 06/15/2043		126	134,975

			1,064,959

REITS – 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		20	22,907
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		33	35,049
5.25%, 08/01/2026		96	100,121

			158,077

			5,160,902

Industrial – 0.6%
Basic – 0.2%
ArcelorMittal SA 7.00%, 03/01/2041		54	76,496
7.25%, 10/15/2039		53	75,991
Arconic Corp. 6.00%, 05/15/2025(c)		54	57,695
Equate Petrochemical BV 3.00%, 03/03/2022(c)		255	258,905
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(c)		11	14,304
GUSAP III LP 4.25%, 01/21/2030(c)		200	215,840
Industrias Penoles SAB de CV 5.65%, 09/12/2049(c)		201	235,070
Vale Overseas Ltd. 3.75%, 07/08/2030		16	16,945

			951,246

54 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Capital Goods – 0.0%
General Electric Co. Series D 3.521% (LIBOR 3 Month + 3.33%), 06/15/2021(l)(n)	U.S.$	122		$115,567

Communications - Telecommunications – 0.0%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		55		61,048
Qwest Corp. 6.75%, 12/01/2021		133		137,576

				198,624

Consumer Cyclical - Automotive – 0.0%
General Motors Co. 6.25%, 10/02/2043		185		246,359
Lear Corp. 4.25%, 05/15/2029		24		26,762

				273,121

Consumer Cyclical - Other – 0.1%
Lennar Corp. 6.25%, 12/15/2021(c)		0	**	276
MDC Holdings, Inc. 6.00%, 01/15/2043		195		259,349
PulteGroup, Inc. 6.00%, 02/15/2035		130		169,402
Toll Brothers Finance Corp. 4.875%, 03/15/2027		27		30,846

				459,873

Energy – 0.1%
Cenovus Energy, Inc. 5.375%, 07/15/2025		63		71,214
6.75%, 11/15/2039		4		4,568
Continental Resources, Inc./OK 5.75%, 01/15/2031(c)		82		92,675
Ecopetrol SA 5.875%, 05/28/2045		9		9,671
6.875%, 04/29/2030		93		113,311
Enable Midstream Partners LP 4.40%, 03/15/2027		136		148,131
4.95%, 05/15/2028		26		29,041
Energy Transfer Operating LP 6.125%, 12/15/2045		135		155,392

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Plains All American Pipeline LP/PAA Finance Corp. 4.50%, 12/15/2026	U.S.$	37	$40,878

			664,881

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(c)		25	29,292

Technology – 0.1%
Baidu, Inc. 3.075%, 04/07/2025		250	264,328
Nokia Oyj 3.375%, 06/12/2022		15	15,433
6.625%, 05/15/2039		34	42,969
Western Digital Corp. 4.75%, 02/15/2026		10	11,063

			333,793

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)		97	112,700
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		58	61,374
4.75%, 10/20/2028(c)		67	74,136
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(c)		354	386,625

			634,835

Transportation - Services – 0.0%
United Rentals North America, Inc. 3.875%, 11/15/2027		60	62,543

			3,723,775

Utility – 0.0%
Electric – 0.0%
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		200	226,339

Total Corporates – Investment Grade (cost $8,332,511)			9,111,016

BANK LOANS – 0.8%
Financial Institutions – 0.0%
Insurance – 0.0%
Hub International Limited 4.000% (LIBOR 3 Month + 3.25%), 04/25/2025(e)(o)		123	123,655

56 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 3.871% (LIBOR 1 Month + 3.75%), 09/03/2026(o)	U.S.$	147		$147,319

				270,974

Industrial – 0.8%
Basic – 0.0%
Illuminate Buyer, LLC 06/30/2027(p)		60		59,850

Capital Goods – 0.1%
BWay Holding Company 3.407% (LIBOR 2 Month + 3.25%), 04/03/2024(o)		0	**	360
3.443% (LIBOR 3 Month + 3.25%), 04/03/2024(o)		141		138,815
Granite US Holdings Corporation 4.169% (LIBOR 2 Month + 4.00%), 09/30/2026(e)(o)		164		164,130

				303,305

Communications - Media – 0.0%
Clear Channel Outdoor Holdings, Inc. 3.659% (LIBOR 2 Month + 3.50%), 08/21/2026(o)		0	**	86
3.712% (LIBOR 3 Month + 3.50%), 08/21/2026(o)		35		33,743
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.115% (LIBOR 1 Month + 3.00%), 05/01/2026(o)		40		39,194
LCPR Loan Financing LLC 5.112% (LIBOR 1 Month + 5.00%), 10/15/2026(o)		62		62,310
Nielsen Finance LLC 4.750% (LIBOR 1 Month + 3.75%), 06/04/2025(o)		50		50,032
Univision Communications Inc. 3.750% (LIBOR 1 Month + 2.75%), 03/15/2024(o)		97		96,562

				281,927

Communications - Telecommunications – 0.1%
Intrado Corporation 5.000% (LIBOR 1 Month + 4.00%), 10/10/2024(o)		0	**	369

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.000% (LIBOR 3 Month + 4.00%), 10/10/2024(o)	U.S.$	145	$142,869
Zacapa S.A R.L. 4.769% (LIBOR 3 Month + 4.50%), 07/02/2025(o)		199	199,947

			343,185

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 3.615% (LIBOR 1 Month + 3.50%), 04/30/2026(o)		58	58,215
Navistar, Inc. 3.620% (LIBOR 1 Month + 3.50%), 11/06/2024(o)		45	45,199

			103,414

Consumer Cyclical - Entertainment – 0.0%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.750% (LIBOR 1 Month + 3.00%), 04/01/2024(o)		59	57,979

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC 2.865% (LIBOR 1 Month + 2.75%), 12/23/2024(o)		182	180,323
Flutter Entertainment PLC 3.754% (LIBOR 3 Month + 3.50%), 07/10/2025(o)		15	15,330
Playtika Holding Corp. 7.000% (LIBOR 3 Month + 6.00%), 12/10/2024(o)		317	318,728

			514,381

Consumer Cyclical - Restaurants – 0.0%
Whatabrands LLC 2.862% (LIBOR 1 Month + 2.75%), 07/31/2026(o)		40	40,256

Consumer Cyclical - Retailers – 0.0%
Bass Pro Group, LLC 5.750% (LIBOR 1 Month + 5.00%), 09/25/2024(o)		52	51,931
PetSmart LLC 4.500% (LIBOR 3 Month + 3.75%), 02/11/2028(o)		200	201,312

58 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Serta Simmons Bedding, LLC 9.000% (LIBOR 3 Month + 8.00%), 11/08/2024(o)	U.S.$	69	$29,361

			282,604

Consumer Non-Cyclical – 0.1%
Aldevron, LLC 4.250% (LIBOR 1 Month + 3.25%), 10/12/2026(e)(o)		86	86,669
Alphabet Holding Company, Inc. (aka Nature’s Bounty) 7.865% (LIBOR 1 Month + 7.75%), 09/26/2025(o)		183	183,569
Froneri International Limited 5.865% (LIBOR 1 Month + 5.75%), 01/31/2028(o)		20	20,212
Kronos Acquisition Holdings, Inc. 12/22/2026(p)		80	79,883
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 3.865% (LIBOR 1 Month + 3.75%), 11/16/2025(o)		96	95,713
U.S. Renal Care, Inc. 5.125% (LIBOR 1 Month + 5.00%), 06/26/2026(o)		168	167,130
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 6.250% (LIBOR 3 Month + 5.50%), 12/15/2027(o)		170	171,134

			804,310

Energy – 0.1%
CITGO Petroleum Corporation 7.250% (LIBOR 3 Month + 6.25%), 03/28/2024(o)		55	55,063
Enviva Holdings, LP 02/12/2026(e)(p)		230	228,850

			283,913

Other Industrial – 0.0%
American Tire Distributors, Inc. 8.500% (LIBOR 1 Month + 7.50%), 09/02/2024(o)		64	62,363
8.500% (LIBOR 3 Month + 7.50%), 09/02/2024(o)		8	7,339
Dealer Tire, LLC 4.365% (LIBOR 1 Month + 4.25%), 12/12/2025(o)		40	39,550

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 4.365% (LIBOR 1 Month + 4.25%), 01/23/2027(o)	U.S.$	10	$9,539
RS IVY Holdco., Inc. 6.500% (LIBOR 3 Month + 5.50%), 12/23/2027(e)(o)		130	130,975

			249,766

Services – 0.1%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 4.365% (LIBOR 1 Month + 4.25%), 07/10/2026(o)		32	32,441
Amentum Government Services Holdings LLC 3.615% (LIBOR 1 Month + 3.50%), 01/29/2027(e)(o)		40	39,551
Garda World Security Corporation 4.990% (LIBOR 3 Month + 4.75%), 10/30/2026(o)		11	11,033
Parexel International Corporation 2.865% (LIBOR 1 Month + 2.75%), 09/27/2024(o)		26	26,295
Sabre GLBL, Inc. 4.115% (LIBOR 1 Month + 4.00%), 12/17/2027(e)(o)		60	60,638
Team Health Holdings, Inc. 3.750% (LIBOR 1 Month + 2.75%), 02/06/2024(o)		196	183,170
Verscend Holding Corp. 4.615% (LIBOR 1 Month + 4.50%), 08/27/2025(o)		89	89,262

			442,390

Technology – 0.2%
athenahealth, Inc. 4.453% (LIBOR 3 Month + 4.25%), 02/11/2026(e)(o)		213	214,508
Banff Merger Sub, Inc. 10/02/2025(p)		17	16,807
Boxer Parent Company Inc. (aka BMC Software, Inc.) 4.371% (LIBOR 1 Month + 4.25%), 10/02/2025(o)		149	148,704
EIG Investors Corp. 02/10/2028(p)		178	176,404
MTS Systems Corporation 4.000% (LIBOR 1 Month + 3.25%), 07/05/2023(e)(o)		24	23,978

60 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Peration Holding Corp. 02/01/2028-02/19/2028(e)(p)	U.S.$	66	$66,566
Pitney Bowes Inc. 5.620% (LIBOR 1 Month + 5.50%), 01/07/2025(o)		117	116,935
Presidio Holdings Inc. 3.720% (LIBOR 3 Month + 3.50%), 01/22/2027(o)		43	43,088
Solera, LLC (Solera Finance, Inc.) 2.865% (LIBOR 1 Month + 2.75%), 03/03/2023(o)		141	140,904
Veritas US Inc. 6.500% (LIBOR 3 Month + 5.50%), 09/01/2025(o)		224	224,870

			1,172,764

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 5.750% (LIBOR 1 Month + 4.75%), 04/29/2023(o)		20	20,024

			4,960,068

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(o)		176	176,680
4.750% (LIBOR 3 Month + 3.75%), 11/09/2026(o)		34	33,785

			210,465

Total Bank Loans (cost $5,427,748)			5,441,507

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Risk Share Floating Rate – 0.7%
Bellemeade Re Ltd. Series 2018-3A, Class M2 2.868% (LIBOR 1 Month + 2.75%), 10/25/2028(c)(n)		150	150,696
Series 2019-3A, Class M1C 2.068% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(n)		164	165,758
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 4.468% (LIBOR 1 Month + 4.35%), 04/25/2031(c)(n)		51	52,134

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle Re Ltd. Series 2018-1, Class M2 3.13% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(n)	U.S.$	150	$151,314
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.18% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(n)		16	16,321
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA2, Class M3 5.28% (LIBOR 1 Month + 5.15%), 11/25/2028(n)		342	354,710
Series 2016-HQA3, Class M3 3.98% (LIBOR 1 Month + 3.85%), 03/25/2029(n)		374	386,665
Series 2016-HQA4, Class M3 4.03% (LIBOR 1 Month + 3.90%), 04/25/2029(n)		403	417,267
Series 2020-DNA1, Class M2 1.83% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(n)		338	336,622
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 4.13% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		121	123,722
Series 2015-C02, Class 2M2 4.13% (LIBOR 1 Month + 4.00%), 05/25/2025(n)		63	63,807
Series 2015-C03, Class 1M2 5.13% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		6	6,413
Series 2015-C03, Class 2M2 5.13% (LIBOR 1 Month + 5.00%), 07/25/2025(n)		90	91,394
Series 2015-C04, Class 2M2 5.68% (LIBOR 1 Month + 5.55%), 04/25/2028(n)		157	164,817
Series 2016-C01, Class 2M2 7.08% (LIBOR 1 Month + 6.95%), 08/25/2028(n)		88	93,404
Series 2016-C03, Class 2M2 6.03% (LIBOR 1 Month + 5.90%), 10/25/2028(n)		201	210,708

62 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2M2 4.568% (LIBOR 1 Month + 4.45%), 01/25/2029(n)	U.S.$	228	$237,511
Series 2016-C07, Class 2M2 4.468% (LIBOR 1 Month + 4.35%), 05/25/2029(n)		263	273,774
Series 2017-C01, Class 1B1 5.868% (LIBOR 1 Month + 5.75%), 07/25/2029(n)		27	29,315
Series 2017-C02, Class 2M2 3.768% (LIBOR 1 Month + 3.65%), 09/25/2029(n)		187	191,846
Series 2017-C03, Class 1B1 4.968% (LIBOR 1 Month + 4.85%), 10/25/2029(n)		27	29,065
Series 2017-C05, Class 1B1 3.73% (LIBOR 1 Month + 3.60%), 01/25/2030(n)		27	28,305
Series 2017-C06, Class 1B1 4.268% (LIBOR 1 Month + 4.15%), 02/25/2030(n)		143	147,900
Series 2018-C01, Class 1B1 3.668% (LIBOR 1 Month + 3.55%), 07/25/2030(n)		107	107,888
Home Re Ltd. Series 2018-1, Class M2 3.13% (LIBOR 1 Month + 3.00%), 10/25/2028(c)(n)		235	237,182
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.03% (LIBOR 1 Month + 2.90%), 11/26/2029(c)(n)		365	352,860
Triangle Re Ltd. Series 2020-1, Class M2 5.73% (LIBOR 1 Month + 5.60%), 10/25/2030(c)(n)		150	154,839

			4,576,237

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.688%, 05/28/2035		96	91,595

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		10	7,663

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036	U.S.$	12	$7,960

			15,623

Total Collateralized Mortgage Obligations (cost $4,613,053)			4,683,455

EMERGING MARKETS – CORPORATE BONDS – 0.7%
Industrial – 0.6%
Basic – 0.2%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		200	203,040
Consolidated Energy Finance SA 6.875%, 06/15/2025(c)		200	203,942
CSN Resources SA 7.625%, 02/13/2023(c)		200	207,125
Eldorado Gold Corp. 9.50%, 06/01/2024(c)		162	180,559
First Quantum Minerals Ltd. 7.25%, 04/01/2023(c)		342	349,089
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		201	222,231
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		21	21,551

			1,387,537

Capital Goods – 0.1%
Cemex SAB de CV 7.375%, 06/05/2027(b)(c)		300	336,645
Embraer Netherlands Finance BV
5.40%, 02/01/2027		90	94,109
6.95%, 01/17/2028(c)		200	223,900

			654,654

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		231	240,024

Communications - Telecommunications – 0.0%
Digicel Group 0.5 Ltd. 7.00%, 03/15/2021(h)(i)(l)		8	5,433
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(c)(h)		50	40,771
10.00% (8.00% Cash and 2.00% PIK), 04/01/2024(h)		155	153,076

			199,280

64 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.0%
Wynn Macau Ltd. 5.50%, 10/01/2027(c)	U.S.$	214	$222,293

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(e)(h)(i)		39	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(e)(h)(i)		20	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(c)		210	218,269
Cosan Ltd. 5.50%, 09/20/2029(c)		388	415,281
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(a)(d)(e)(h)(i)(k)		5	155
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(a)(g)(i)		434	4,737

			638,442

Energy – 0.1%
Leviathan Bond Ltd. 6.50%, 06/30/2027(c)		109	119,604
Petrobras Global Finance BV 5.093%, 01/15/2030		49	51,775
5.60%, 01/03/2031		59	63,584

			234,963

			3,577,193

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(c)		200	230,250
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(c)		393	407,639
Terraform Global Operating LLC 6.125%, 03/01/2026(i)		12	12,367

			650,256

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 6.00% (LIBOR 3 Month + 5.00%), 02/12/2023(c)(n)		18	17,958

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(h)	U.S.$	104	$20,728

			38,686

Total Emerging Markets – Corporate Bonds (cost $4,065,965)			4,266,135

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 2.223% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(n)		270	270,565
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 6.523% (LIBOR 3 Month + 6.30%), 07/18/2030(c)(n)		250	248,098
Dryden CLO Ltd. Series 2020-78A, Class C 2.173% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(n)		250	251,197
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 Zero Coupon (LIBOR 3 Month + 6.00%), 01/20/2034(c)(n)		150	150,015
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 3.318% (LIBOR 3 Month + 3.10%), 01/24/2033(c)(n)		263	263,551
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 10/15/2029(c)(n)		306	305,762
Trimaran Advisors CAVU 2019-1 Ltd. Series 2019-1A, Class E 7.264% (LIBOR 3 Month + 7.04%), 07/20/2032(c)(n)		250	246,843
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(n)		109	108,378

Total Collateralized Loan Obligations (cost $1,843,505)			1,844,409

66 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Petroleos Mexicanos 5.95%, 01/28/2031	U.S.$	301	$290,013
6.49%, 01/23/2027		51	53,359
6.50%, 01/23/2029		41	41,231
6.75%, 09/21/2047		229	200,432
6.84%, 01/23/2030		210	211,050
6.95%, 01/28/2060		67	58,625
7.69%, 01/23/2050		253	240,325

			1,095,035

United Arab Emirates – 0.0%
DP World Crescent Ltd. 3.875%, 07/18/2029(c)		220	232,650

Total Quasi-Sovereigns (cost $1,147,603)			1,327,685

ASSET-BACKED SECURITIES – 0.2%
Other ABS - Fixed Rate – 0.1%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(c)		125	126,805
SoFi Consumer Loan Program LLC Series 2017-6, Class C 4.02%, 11/25/2026(c)		360	370,717
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(c)		38	41,008

			538,530

Autos - Fixed Rate – 0.1%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(c)		120	124,078
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(c)		115	121,927

			246,005

Home Equity Loans - Fixed Rate – 0.0%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.554%, 10/25/2035		88	88,693
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 03/25/2036		158	64,998

			153,691

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.255% (LIBOR 1 Month + 1.13%), 12/25/2032(n)	U.S.$	21	$20,893
Lehman XS Trust Series 2007-6, Class 3A5 4.519%, 05/25/2037		25	25,138

			46,031

Total Asset-Backed Securities (cost $970,021)			984,257

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.485%, 07/10/2047(c)		35	32,696
GS Mortgage Securities Trust Series 2014-GC18, Class D 4.989%, 01/10/2047(c)		71	22,596
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.133%, 06/15/2045(c)		298	138,300
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.889%, 01/15/2047(c)		71	70,754

			264,346

Non-Agency Floating Rate CMBS – 0.0%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.129% (LIBOR 1 Month + 3.02%), 12/19/2030(c)(n)		100	99,123
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 4.862% (LIBOR 1 Month + 4.75%), 05/15/2036(c)(n)		39	24,187

			123,310

Total Commercial Mortgage-Backed Securities (cost $591,451)			387,656

GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Mexico – 0.0%
Mexico Government International Bond 4.75%, 04/27/2032 (cost $195,763)		200	224,250

68 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.0%
Turkey – 0.0%
Turkey Government Bond 11.70%, 11/13/2030 (cost $236,877)	TRY	1,768	$221,275

		Shares
PREFERRED STOCKS – 0.0%
Industrials – 0.0%
Auto Components – 0.0%
Exide Corp. 8.00%(d)(e)		117	90,968

Consumer Cyclical Services – 0.0%
Hovnanian Enterprises, Inc. 7.625%		1,190	16,898
WESCO International, Inc. Series A 10.625%		3,350	101,672

			118,570

Total Preferred Stocks (cost $186,763)			209,538

WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(a)		4,686	42,549

Industrials – 0.0%
Construction & Engineering – 0.0%
Willscot Corp., expiring 11/29/2022(a)(d)(e)		1,913	24,902

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp., expiring 10/08/2022(a)(d)(e)		14	– 0	–
Battalion Oil Corp., expiring 10/08/2022(a)(b)(d)(e)		10	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/2022(a)		4,816	144
SandRidge Energy, Inc., B-CW22, expiring 10/04/2022(a)		2,024	45

			189

Total Warrants (cost $15,546)			67,640

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 69

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 2006 5.00%, 01/01/2036 (cost $113)	U.S.$	0	**	$119

		Shares
SHORT-TERM INVESTMENTS – 23.2%
Investment Companies – 22.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(m)(q)(r) (cost $147,893,610)		147,893,610		147,893,610

		Principal Amount (000)
U.S. Treasury Bills – 0.3%
United States – 0.3%
U.S. Treasury Bill Zero Coupon, 04/22/2021 (cost $1,999,795)	U.S.$	2,000		1,999,899

Total Short-Term Investments (cost $149,893,405)				149,893,509

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $571,212,119)				635,828,641

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(m)(q)(r) (cost $3,831,960)		3,831,960		3,831,960

Total Investments – 99.0% (cost $575,044,079)				639,660,601
Other assets less liabilities – 1.0%				6,397,254

Net Assets – 100.0%				$646,057,855

70 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	183	March 2021	$19,300,858	$(1,321,039)
10 Yr Canadian Bond Futures	210	June 2021	23,066,007	(394,656)
10 Yr Japan Bond (OSE) Futures	27	March 2021	38,151,320	(356,938)
E-Mini Russell 2000 Futures	36	March 2021	3,958,560	525,067
Euro Buxl 30 Yr Bond Futures	51	March 2021	12,911,081	(862,985)
Euro STOXX 50 Index Futures	94	March 2021	4,113,590	46,541
Euro-BOBL Futures	45	March 2021	7,286,902	(46,505)
Euro-BTP Futures	118	March 2021	21,327,471	(107,943)
Euro-Bund Futures	86	March 2021	17,992,565	(386,100)
Euro-Schatz Futures	113	March 2021	15,293,282	(21,265)
FTSE 100 Index Futures	24	March 2021	2,153,163	(128,579)
FTSE KLCI Futures	158	March 2021	3,056,553	(5,740)
FTSE Taiwan Index Futures	58	March 2021	3,214,360	(77,948)
Hang Seng Index Futures	6	March 2021	1,120,061	(61,008)
Long Gilt Futures	363	June 2021	64,617,330	(693,272)
MSCI EAFE Futures	34	March 2021	3,678,800	(125,014)
MSCI Emerging Markets Futures	585	March 2021	39,139,425	2,599,640
OMXS30 Index Futures	47	March 2021	1,116,013	(22,252)
S&P 500 E-Mini Futures	503	March 2021	95,801,380	1,052,449
S&P Mid 400 E-Mini Futures	34	March 2021	8,481,980	881,345
S&P/TSX 60 Index Futures	11	March 2021	1,852,868	(28,307)
SPI 200 Futures	5	March 2021	637,585	(16,471)
TOPIX Index Futures	13	March 2021	2,287,302	15,504
U.S. Long Bond (CBT) Futures	2	June 2021	318,438	(2,800)
U.S. T-Note 2 Yr (CBT) Futures	145	June 2021	32,011,016	(26,233)
U.S. T-Note 5 Yr (CBT) Futures	316	June 2021	39,174,125	(335,029)
U.S. T-Note 10 Yr (CBT) Futures	424	June 2021	56,272,750	(697,733)
U.S. Ultra Bond (CBT) Futures	259	June 2021	48,967,188	(187,844)
WIG 20 Index Futures	65	March 2021	666,044	(15,242)

Sold Contracts
10 Yr Australian Bond Futures	32	March 2021	3,375,013	257,219
10 Yr Canadian Bond Futures	21	June 2021	2,306,601	45,014
10 Yr Japan Bond (OSE) Futures	8	March 2021	11,304,095	52,020
10 Yr Mini Japan Government Bond Futures	38	March 2021	5,375,862	41,644
E-Mini Russell 1000 Futures	52	March 2021	5,612,880	(112,632)
Euro Buxl 30 Yr Bond Futures	7	March 2021	1,772,109	144,705
Euro STOXX 50 Index Futures	40	March 2021	1,750,464	(17,414)
Euro-BOBL Futures	11	March 2021	1,781,243	15,238
Euro-Bund Futures	147	March 2021	30,754,733	648,530
Euro-Schatz Futures	8	March 2021	1,082,710	1,487
FTSE 100 Index Futures	36	March 2021	3,229,744	74,274
Long Gilt Futures	91	June 2021	16,198,835	184,976
MEX BOLSA Index Futures	56	March 2021	1,195,484	11,260
MSCI EAFE Futures	3	March 2021	324,600	5,390
MSCI Emerging Markets Futures	2	March 2021	133,810	(8,524)
MSCI Singapore IX ETS Futures	4	March 2021	101,590	(1,115)
S&P 500 E-Mini Futures	90	March 2021	17,141,400	308,754

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 71

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
S&P Mid 400 E-Mini Futures	44	March 2021	$10,976,680	$(431,457)
SGX Nifty 50 Futures	191	March 2021	5,548,359	201,306
TOPIX Index Futures	19	March 2021	3,342,980	(14,435)
U.S. 10 Yr Ultra Futures	5	June 2021	736,719	6,977
U.S. T-Note 2 Yr (CBT) Futures	129	June 2021	28,478,766	20,154
U.S. T-Note 5 Yr (CBT) Futures	37	June 2021	4,586,844	33,648
U.S. T-Note 10 Yr (CBT) Futures	239	June 2021	31,719,781	399,272
U.S. Ultra Bond (CBT) Futures	82	June 2021	15,503,125	(61,215)

				$1,004,719

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	816	USD	983	03/17/2021	$(2,678)
Australia and New Zealand Banking Group Ltd.	CNY	9,613	USD	1,477	04/22/2021	1,085
Australia and New Zealand Banking Group Ltd.	HKD	139,445	USD	17,986	08/13/2021	4,956
Bank of America, NA	RUB	49,600	USD	670	03/24/2021	6,899
Bank of America, NA	USD	792	RUB	60,268	03/24/2021	13,125
Bank of America, NA	USD	448	RUB	33,189	03/24/2021	(4,250)
Bank of America, NA	ILS	6,558	USD	2,007	03/25/2021	25,277
Bank of America, NA	USD	1,348	NOK	11,391	04/15/2021	(34,310)
Bank of America, NA	USD	1,306	SEK	10,885	04/15/2021	(16,609)
Barclays Bank PLC	AUD	2,422	USD	1,935	03/17/2021	71,702
Barclays Bank PLC	CHF	1,495	USD	1,678	03/17/2021	34,206
Barclays Bank PLC	GBP	1,489	USD	2,108	03/17/2021	32,923
Barclays Bank PLC	GBP	3,456	USD	4,787	03/17/2021	(27,908)
Barclays Bank PLC	NZD	6,128	USD	4,551	03/17/2021	123,534
Barclays Bank PLC	SEK	36,173	USD	4,397	03/17/2021	112,660
Barclays Bank PLC	USD	1,213	CAD	1,540	03/17/2021	(2,931)
Barclays Bank PLC	USD	2,083	CHF	1,886	03/17/2021	(8,996)
Barclays Bank PLC	USD	1,469	EUR	1,211	03/17/2021	(7,418)
Barclays Bank PLC	USD	1,568	JPY	166,391	03/17/2021	(6,806)
Barclays Bank PLC	USD	8,750	NOK	72,990	03/17/2021	(331,782)
Barclays Bank PLC	COP	28,167,566	USD	8,094	03/18/2021	374,192
Barclays Bank PLC	CZK	120,377	USD	5,617	03/24/2021	66,576
Barclays Bank PLC	HUF	852,429	USD	2,890	03/24/2021	53,592
Barclays Bank PLC	RUB	169,437	USD	2,288	03/24/2021	23,105
Barclays Bank PLC	MYR	18,566	USD	4,565	03/25/2021	5,441
Barclays Bank PLC	MYR	9,252	USD	2,223	03/25/2021	(49,172)
Barclays Bank PLC	USD	7,457	MYR	30,780	03/25/2021	102,447
Barclays Bank PLC	USD	4,392	MYR	17,738	03/25/2021	(35,945)
Barclays Bank PLC	KRW	3,086,886	USD	2,766	04/22/2021	26,863
Barclays Bank PLC	USD	2,421	KRW	2,645,248	04/22/2021	(73,901)
Barclays Bank PLC	TWD	35,095	USD	1,264	04/27/2021	(2,788)
BNP Paribas SA	BRL	15,251	USD	2,793	03/02/2021	71,714
BNP Paribas SA	USD	2,794	BRL	15,251	03/02/2021	(72,878)

72 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	EUR	5,751	USD	7,030	03/17/2021	$88,941
BNP Paribas SA	USD	5,562	CAD	7,052	03/17/2021	(20,032)
BNP Paribas SA	USD	2,621	EUR	2,145	03/17/2021	(31,992)
BNP Paribas SA	COP	1,719,240	USD	500	03/18/2021	28,983
BNP Paribas SA	USD	1,023	CNY	6,626	04/22/2021	(5,644)
Citibank, NA	BRL	10,886	USD	2,012	03/02/2021	69,726
Citibank, NA	USD	1,968	BRL	10,886	03/02/2021	(25,992)
Citibank, NA	AUD	3,929	USD	3,044	03/17/2021	20,573
Citibank, NA	EUR	556	USD	674	03/17/2021	1,900
Citibank, NA	USD	454	EUR	371	03/17/2021	(6,407)
Citibank, NA	USD	3,595	JPY	380,173	03/17/2021	(27,693)
Citibank, NA	CLP	975,169	USD	1,328	03/18/2021	(19,233)
Citibank, NA	PEN	5,811	USD	1,597	03/18/2021	4,530
Citibank, NA	USD	1,323	CLP	975,287	03/18/2021	24,911
Citibank, NA	USD	469	CLP	332,212	03/18/2021	(10,228)
Citibank, NA	USD	1,694	COP	5,983,140	03/18/2021	(54,675)
Citibank, NA	USD	657	CZK	14,143	03/24/2021	(4,440)
Citibank, NA	USD	660	PLN	2,456	03/24/2021	(4,035)
Citibank, NA	ILS	8,885	USD	2,734	03/25/2021	48,891
Citibank, NA	USD	1,494	TRY	10,803	03/26/2021	(55,602)
Citibank, NA	USD	670	ZAR	10,056	04/08/2021	(8,255)
Citibank, NA	TWD	75,350	USD	2,736	04/27/2021	15,745
Credit Suisse International	AUD	2,789	USD	2,156	03/17/2021	10,365
Credit Suisse International	CAD	902	USD	709	03/17/2021	(316)
Credit Suisse International	CHF	2,778	USD	3,098	03/17/2021	42,757
Credit Suisse International	EUR	1,211	USD	1,470	03/17/2021	8,428
Credit Suisse International	NZD	1,405	USD	1,007	03/17/2021	(8,469)
Credit Suisse International	USD	693	CAD	879	03/17/2021	(2,252)
Credit Suisse International	USD	2,398	GBP	1,731	03/17/2021	14,219
Credit Suisse International	USD	4,662	SEK	38,703	03/17/2021	(77,871)
Credit Suisse International	HUF	183,979	USD	623	03/24/2021	11,067
Credit Suisse International	TRY	11,070	USD	1,529	03/26/2021	54,609
Credit Suisse International	USD	726	TRY	5,426	03/26/2021	(3,651)
Credit Suisse International	IDR	146,346	USD	10	04/15/2021	359
Credit Suisse International	PHP	31,279	USD	649	04/22/2021	12,796
Credit Suisse International	USD	702	PHP	33,870	04/22/2021	(13,856)
Deutsche Bank AG	NZD	1,850	USD	1,324	03/05/2021	(12,418)
Deutsche Bank AG	USD	1,225	CAD	1,555	03/17/2021	(3,340)
Deutsche Bank AG	CLP	4,563,081	USD	6,405	03/18/2021	99,046
Deutsche Bank AG	CLP	2,021,132	USD	2,775	03/18/2021	(17,435)
Deutsche Bank AG	PEN	6,094	USD	1,671	03/18/2021	939
Deutsche Bank AG	USD	1,912	CLP	1,362,512	03/18/2021	(29,575)
Deutsche Bank AG	USD	1,137	COP	4,054,101	03/18/2021	(25,778)
Deutsche Bank AG	USD	1,767	PEN	6,390	03/18/2021	(15,885)
Deutsche Bank AG	USD	1,785	CZK	38,026	03/24/2021	(31,759)
Deutsche Bank AG	ILS	4,335	USD	1,313	03/25/2021	2,755
Deutsche Bank AG	USD	548	IDR	7,762,190	04/15/2021	(11,754)
Deutsche Bank AG	USD	5,966	INR	442,746	04/15/2021	(16,076)
Deutsche Bank AG	KRW	517,753	USD	466	04/22/2021	6,713
Deutsche Bank AG	PHP	68,261	USD	1,416	04/22/2021	28,219
Goldman Sachs Bank USA	BRL	6,735	USD	1,235	03/02/2021	33,222
Goldman Sachs Bank USA	USD	1,225	BRL	6,735	03/02/2021	(22,803)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 73

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	EUR	3,101	USD	3,749	03/15/2021	$7,161
Goldman Sachs Bank USA	USD	663	EUR	539	03/17/2021	(13,263)
Goldman Sachs Bank USA	USD	1,705	JPY	180,801	03/17/2021	(8,381)
Goldman Sachs Bank USA	PEN	26,413	USD	7,302	03/18/2021	63,135
Goldman Sachs Bank USA	USD	1,954	PEN	7,070	03/18/2021	(16,899)
Goldman Sachs Bank USA	RUB	183,508	USD	2,474	03/24/2021	21,120
Goldman Sachs Bank USA	USD	988	RUB	75,114	03/24/2021	16,042
Goldman Sachs Bank USA	USD	800	RUB	59,348	03/24/2021	(6,798)
Goldman Sachs Bank USA	MYR	11,147	USD	2,756	03/25/2021	18,864
Goldman Sachs Bank USA	USD	1,795	MYR	7,318	03/25/2021	2,483
Goldman Sachs Bank USA	AUD	1,293	USD	986	03/30/2021	(9,075)
Goldman Sachs Bank USA	USD	320	BRL	1,741	04/05/2021	(9,546)
Goldman Sachs Bank USA	ZAR	22,427	USD	1,513	04/08/2021	38,112
Goldman Sachs Bank USA	NOK	11,386	USD	1,337	04/15/2021	24,007
Goldman Sachs Bank USA	USD	2,441	IDR	34,558,508	04/15/2021	(55,424)
Goldman Sachs Bank USA	USD	665	MXN	13,646	04/16/2021	(16,190)
Goldman Sachs Bank USA	EUR	797	TRY	7,421	04/19/2021	14,559
Goldman Sachs Bank USA	TRY	7,421	USD	999	04/19/2021	21,522
Goldman Sachs Bank USA	CNY	5,297	USD	817	04/22/2021	4,162
Goldman Sachs Bank USA	KRW	799,970	USD	729	04/22/2021	19,049
Goldman Sachs Bank USA	PHP	31,279	USD	648	04/22/2021	12,662
Goldman Sachs Bank USA	USD	539	CAD	679	04/22/2021	(5,276)
Goldman Sachs Bank USA	USD	1,271	CNY	8,255	04/22/2021	(3,744)
Goldman Sachs Bank USA	USD	663	KRW	720,452	04/22/2021	(23,748)
Goldman Sachs Bank USA	USD	702	PHP	33,870	04/22/2021	(13,710)
Goldman Sachs Bank USA	CHF	2,626	USD	2,962	05/06/2021	70,189
Goldman Sachs Bank USA	TWD	54,461	USD	1,989	07/07/2021	3,186
HSBC Bank USA	USD	670	SGD	887	03/11/2021	(4,952)
HSBC Bank USA	TRY	7,607	USD	1,061	03/26/2021	47,967
HSBC Bank USA	GBP	481	USD	657	04/09/2021	(13,898)
HSBC Bank USA	USD	226	IDR	3,166,940	04/15/2021	(7,571)
HSBC Bank USA	USD	2,439	CNY	15,831	04/22/2021	(8,604)
HSBC Bank USA	CHF	1,473	USD	1,643	05/06/2021	21,394
JPMorgan Chase Bank, NA	BRL	6,110	USD	1,137	03/02/2021	46,340
JPMorgan Chase Bank, NA	USD	1,105	BRL	6,110	03/02/2021	(14,588)
JPMorgan Chase Bank, NA	USD	3,631	EUR	2,965	03/17/2021	(53,730)
JPMorgan Chase Bank, NA	PLN	4,897	EUR	1,078	03/24/2021	(5,654)
JPMorgan Chase Bank, NA	PLN	15,699	USD	4,219	03/24/2021	29,394
JPMorgan Chase Bank, NA	AUD	1,406	USD	1,077	03/30/2021	(5,128)
JPMorgan Chase Bank, NA	USD	2,497	BRL	13,567	04/05/2021	(79,431)
JPMorgan Chase Bank, NA	ZAR	6,504	USD	427	04/08/2021	(457)
JPMorgan Chase Bank, NA	USD	671	EUR	548	04/09/2021	(8,547)
JPMorgan Chase Bank, NA	USD	1,995	GBP	1,411	04/09/2021	(28,264)
JPMorgan Chase Bank, NA	USD	667	NOK	5,602	04/15/2021	(20,999)
JPMorgan Chase Bank, NA	CNY	12,844	USD	1,980	04/22/2021	8,199
Morgan Stanley Capital Services, Inc.	BRL	387	USD	73	03/02/2021	4,012
Morgan Stanley Capital Services, Inc.	USD	70	BRL	387	03/02/2021	(924)
Morgan Stanley Capital Services, Inc.	USD	673	NZD	930	03/05/2021	(577)

74 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	EUR	5,094	USD	6,219	03/17/2021	$71,442
Morgan Stanley Capital Services, Inc.	EUR	1,557	USD	1,873	03/17/2021	(6,235)
Morgan Stanley Capital Services, Inc.	USD	3,914	PLN	14,415	03/24/2021	(66,450)
Morgan Stanley Capital Services, Inc.	USD	805	ILS	2,622	03/25/2021	(12,154)
Morgan Stanley Capital Services, Inc.	USD	2,413	MYR	9,775	03/25/2021	(12,068)
Morgan Stanley Capital Services, Inc.	AUD	1,717	USD	1,326	03/30/2021	5,313
Morgan Stanley Capital Services, Inc.	GBP	2,430	USD	3,310	04/09/2021	(75,812)
Morgan Stanley Capital Services, Inc.	USD	978	GBP	717	04/09/2021	20,575
Morgan Stanley Capital Services, Inc.	SEK	5,327	USD	638	04/15/2021	6,778
Morgan Stanley Capital Services, Inc.	SEK	5,559	USD	657	04/15/2021	(1,331)
Morgan Stanley Capital Services, Inc.	MXN	21,566	USD	1,049	04/16/2021	23,130
Morgan Stanley Capital Services, Inc.	USD	669	KRW	737,582	04/22/2021	(14,211)
Morgan Stanley Capital Services, Inc.	CHF	902	USD	1,004	05/06/2021	10,127
Morgan Stanley Capital Services, Inc.	USD	1,167	JPY	123,482	05/20/2021	(7,262)
Natwest Markets PLC	BRL	2,522	USD	456	03/02/2021	6,021
Natwest Markets PLC	USD	470	BRL	2,522	03/02/2021	(19,560)
Natwest Markets PLC	USD	997	NZD	1,386	03/05/2021	4,205
Natwest Markets PLC	USD	2,676	EUR	2,225	03/17/2021	9,110
Natwest Markets PLC	CLP	1,362,512	USD	1,841	03/18/2021	(42,166)
Natwest Markets PLC	COP	5,983,139	USD	1,687	03/18/2021	47,507
Natwest Markets PLC	USD	1,691	CLP	1,221,597	03/18/2021	(2,738)
Natwest Markets PLC	USD	967	COP	3,361,868	03/18/2021	(45,230)
Natwest Markets PLC	USD	2,037	RUB	150,621	03/24/2021	(23,978)
Natwest Markets PLC	MYR	3,451	USD	848	03/25/2021	389
Natwest Markets PLC	USD	1,335	MYR	5,396	03/25/2021	(10,121)
Natwest Markets PLC	USD	673	ZAR	9,858	04/08/2021	(24,676)
Natwest Markets PLC	USD	1,674	GBP	1,220	04/09/2021	25,222
Natwest Markets PLC	USD	1,166	TWD	32,090	04/27/2021	(7,557)
Standard Chartered Bank	NZD	1,403	AUD	1,300	03/05/2021	(13,583)
Standard Chartered Bank	USD	1,998	NZD	2,781	03/05/2021	11,860
Standard Chartered Bank	COP	4,076,487	USD	1,155	03/18/2021	38,233
Standard Chartered Bank	PEN	8,868	USD	2,455	03/18/2021	24,455
Standard Chartered Bank	USD	2,576	CLP	1,818,351	03/18/2021	(62,894)
Standard Chartered Bank	USD	3,105	COP	10,830,467	03/18/2021	(136,687)
Standard Chartered Bank	USD	1,403	PEN	5,118	03/18/2021	(327)
Standard Chartered Bank	EUR	1,633	USD	2,002	03/24/2021	31,599
Standard Chartered Bank	USD	705	TRY	5,396	03/26/2021	13,489
Standard Chartered Bank	CHF	1,180	GBP	978	04/09/2021	63,809

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 75

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	EUR	548	GBP	489	04/09/2021	$19,429
Standard Chartered Bank	USD	676	CHF	601	04/09/2021	(15,005)
Standard Chartered Bank	IDR	22,482,143	USD	1,596	04/15/2021	44,373
Standard Chartered Bank	CNY	11,580	USD	1,793	04/22/2021	15,633
Standard Chartered Bank	KRW	745,143	USD	665	04/22/2021	3,757
Standard Chartered Bank	PHP	226,326	USD	4,656	04/22/2021	55,698
Standard Chartered Bank	USD	6,914	CNY	44,923	04/22/2021	(17,667)
Standard Chartered Bank	USD	668	KRW	735,101	04/22/2021	(15,830)
Standard Chartered Bank	TWD	130,547	USD	4,718	04/27/2021	4,746
Standard Chartered Bank	CHF	2,038	USD	2,277	05/06/2021	32,177
Standard Chartered Bank	USD	1,967	TWD	54,461	07/07/2021	19,446
State Street Bank & Trust Co.	BRL	427	USD	79	03/02/2021	3,041
State Street Bank & Trust Co.	USD	474	NZD	649	03/05/2021	(5,164)
State Street Bank & Trust Co.	THB	66,179	USD	2,205	03/11/2021	9,431
State Street Bank & Trust Co.	USD	1,980	SGD	2,612	03/11/2021	(21,892)
State Street Bank & Trust Co.	USD	5,325	THB	159,558	03/11/2021	(30,536)
State Street Bank & Trust Co.	CAD	895	USD	706	03/15/2021	2,731
State Street Bank & Trust Co.	CAD	3,222	USD	2,504	03/15/2021	(27,434)
State Street Bank & Trust Co.	EUR	391	USD	478	03/15/2021	5,634
State Street Bank & Trust Co.	EUR	442	USD	523	03/15/2021	(10,120)
State Street Bank & Trust Co.	USD	3,242	CAD	4,116	03/15/2021	(7,525)
State Street Bank & Trust Co.	USD	2,959	EUR	2,434	03/15/2021	(24,013)
State Street Bank & Trust Co.	EUR	400	USD	486	03/17/2021	2,420
State Street Bank & Trust Co.	GBP	346	USD	480	03/17/2021	(1,472)
State Street Bank & Trust Co.	NOK	3,818	USD	452	03/17/2021	12,006
State Street Bank & Trust Co.	NZD	675	USD	488	03/17/2021	18
State Street Bank & Trust Co.	USD	724	EUR	601	03/17/2021	482
State Street Bank & Trust Co.	USD	4,988	EUR	4,098	03/17/2021	(41,748)
State Street Bank & Trust Co.	USD	408	JPY	43,217	03/17/2021	(2,539)
State Street Bank & Trust Co.	USD	448	NOK	3,818	03/17/2021	(7,894)
State Street Bank & Trust Co.	PLN	8,363	USD	2,265	03/24/2021	32,847
State Street Bank & Trust Co.	USD	673	EUR	555	03/24/2021	(3,637)
State Street Bank & Trust Co.	USD	329	TRY	2,478	03/26/2021	585
State Street Bank & Trust Co.	USD	2,082	AUD	2,682	03/30/2021	(18,081)
State Street Bank & Trust Co.	USD	1,162	ZAR	17,236	04/08/2021	(27,913)
State Street Bank & Trust Co.	GBP	105	USD	143	04/09/2021	(3,250)
State Street Bank & Trust Co.	USD	498	GBP	364	04/09/2021	8,903
State Street Bank & Trust Co.	USD	402	GBP	287	04/09/2021	(2,349)
State Street Bank & Trust Co.	MXN	6,139	USD	297	04/16/2021	4,755
State Street Bank & Trust Co.	MXN	11,175	USD	531	04/16/2021	(475)
State Street Bank & Trust Co.	EUR	416	USD	505	04/19/2021	3,079
State Street Bank & Trust Co.	CAD	211	USD	166	04/22/2021	465
State Street Bank & Trust Co.	USD	1,981	CAD	2,512	04/22/2021	(6,817)
State Street Bank & Trust Co.	USD	282	CHF	250	05/06/2021	(6,555)
State Street Bank & Trust Co.	JPY	661,966	USD	6,250	05/20/2021	34,025
State Street Bank & Trust Co.	USD	1,730	JPY	183,222	05/20/2021	(9,418)
State Street Bank & Trust Co.	CAD	618	USD	481	06/16/2021	(4,769)
State Street Bank & Trust Co.	EUR	1,740	USD	2,114	06/16/2021	12,247
State Street Bank & Trust Co.	USD	490	CAD	618	06/16/2021	(4,199)
UBS AG	BRL	16,628	USD	3,007	03/02/2021	39,703
UBS AG	USD	3,059	BRL	16,628	03/02/2021	(92,370)
UBS AG	USD	656	NZD	920	03/05/2021	8,863

76 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	CHF	7,250	USD	8,126	03/17/2021	$152,472
UBS AG	EUR	3,091	USD	3,776	03/17/2021	45,119
UBS AG	USD	7,489	SEK	62,045	03/17/2021	(139,391)
UBS AG	RUB	352,461	USD	4,751	03/24/2021	40,035
UBS AG	USD	638	CZK	13,766	03/24/2021	(3,419)
UBS AG	USD	3,641	RUB	276,593	03/24/2021	55,836
UBS AG	USD	6,101	RUB	453,611	03/24/2021	(38,824)
UBS AG	USD	3,990	TRY	30,622	03/26/2021	88,682
UBS AG	USD	4,070	TRY	29,198	03/26/2021	(181,686)
UBS AG	USD	1,348	AUD	1,733	03/30/2021	(14,526)
UBS AG	BRL	16,628	USD	3,056	04/05/2021	92,489
UBS AG	USD	3,978	MXN	82,183	04/16/2021	(67,956)
UBS AG	KRW	1,464,641	USD	1,329	04/22/2021	29,506
UBS AG	USD	2,122	KRW	2,357,153	04/22/2021	(30,085)

						$416,632

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
BRL	14,500	01/02/2023	1 Day CDI	5.245%	Maturity	$(12,310)	$	– 0	–	$(12,310)
GBP	6,100	02/05/2023	6 Month LIBOR	0.177%	Semi-Annual/ Semi-Annual	(12,197)		(72)		(12,125)
USD	13,320	02/09/2023	3 Month LIBOR	0.200%	Quarterly/ Semi-Annual	(9,699)		– 0	–	(9,699)
CNY	36,260	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	(68,650)		– 0	–	(68,650)
CNY	107,914	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/ Quarterly	(163,280)		– 0	–	(163,280)
CNY	109,516	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/ Quarterly	(148,385)		– 0	–	(148,385)
NOK	10,490	08/11/2030	0.825%	6 Month NIBOR	Annual/ Semi-Annual	95,288		111,928		(16,640)
NOK	10,490	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/ Annual	(96,092)		– 0	–	(96,092)
NOK	10,160	11/11/2030	1.031%	6 Month NIBOR	Annual/ Semi-Annual	77,654		90,513		(12,859)
NOK	10,160	11/11/2030	6 Month NIBOR	1.031%	Semi-Annual/ Annual	(77,566)		– 0	–	(77,566)
NOK	5,070	11/17/2030	1.053%	6 Month NIBOR	Annual/ Semi-Annual	37,588		44,069		(6,481)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 77

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
NOK	5,070	11/17/2030	6 Month NIBOR	1.053%	Semi-Annual/ Annual	$(37,538)	$	– 0	–	$(37,538)
NOK	6,610	11/23/2030	1.079%	6 Month NIBOR	Annual/ Semi-Annual	47,360		55,815		(8,455)
NOK	6,610	11/23/2030	6 Month NIBOR	1.079%	Semi-Annual/ Annual	(47,287)		– 0	–	(47,287)
NZD	6,460	11/23/2030	0.841%	3 Month BKBM	Semi-Annual/ Quarterly	463,171		495,243		(32,072)
NZD	6,460	11/23/2030	3 Month BKBM	0.841%	Quarterly/ Semi-Annual	(463,237)		– 0	–	(463,237)
NOK	35,860	11/27/2030	6 Month NIBOR	1.111%	Semi-Annual/ Annual	(244,552)		– 0	–	(244,552)
NOK	14,310	11/27/2030	1.111%	6 Month NIBOR	Annual/ Semi-Annual	97,757		111,602		(13,845)
NZD	2,030	12/02/2030	0.876%	3 Month BKBM	Semi-Annual/ Quarterly	142,542		151,848		(9,306)
NZD	2,030	12/02/2030	3 Month BKBM	0.876%	Quarterly/ Semi-Annual	(142,518)		– 0	–	(142,518)
NOK	9,310	01/04/2031	6 Month NIBOR	1.280%	Semi-Annual/ Annual	(49,223)		– 0	–	(49,223)
NZD	3,090	01/05/2031	3 Month BKBM	0.978%	Quarterly/ Semi-Annual	(201,252)		– 0	–	(201,252)
NZD	1,310	01/05/2031	0.978%	3 Month BKBM	Semi-Annual/ Quarterly	85,367		90,857		(5,490)
NOK	6,040	01/11/2031	6 Month NIBOR	1.274%	Semi-Annual/ Annual	(32,493)		– 0	–	(32,493)
NZD	1,470	01/11/2031	3 Month BKBM	1.058%	Quarterly/ Semi-Annual	(88,276)		– 0	–	(88,276)
NOK	11,330	01/18/2031	6 Month NIBOR	1.331%	Semi-Annual/ Annual	(54,825)		– 0	–	(54,825)
NZD	890	01/18/2031	3 Month BKBM	1.080%	Quarterly/ Semi-Annual	(52,470)		– 0	–	(52,470)
NOK	12,440	01/21/2031	6 Month NIBOR	1.348%	Semi-Annual/ Annual	(57,806)		– 0	–	(57,806)
NZD	2,130	01/21/2031	3 Month BKBM	1.075%	Quarterly/ Semi-Annual	(126,438)		– 0	–	(126,438)
GBP	1,220	02/05/2031	0.701%	6 Month LIBOR	Semi-Annual/ Semi-Annual	47,556		86		47,470
USD	2,660	02/09/2031	1.226%	6 Month LIBOR	Semi-Annual/ Quarterly	70,238		– 0	–	70,238
NOK	17,490	02/19/2031	6 Month NIBOR	1.634%	Semi-Annual/ Annual	(30,182)		– 0	–	(30,182)
CHF	5,190	02/19/2031	(0.054)%	6 Month LIBOR	Annual/ Semi-Annual	74,748		– 0	–	74,748
NZD	3,150	02/19/2031	3 Month BKBM	1.616%	Quarterly/ Semi-Annual	(77,404)		– 0	–	(77,404)

						$(1,054,411)		$1,151,889		$(2,206,300)

78 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)%	Quarterly	1.69%	USD	4	$(302)	$(138)	$(164)
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	(5.00)	Quarterly	2.14	USD	1,128	(98,779)	(58,166)	(40,613)

Sale Contracts
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	5.00	Quarterly	1.69	USD	4	302	148	154
CDX-NAHY Series 31, 5 Year Index, 12/20/2023*	5.00	Quarterly	2.14	USD	1,128	98,779	24,923	73,856
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	2.55	USD	632	61,559	(50,241)	111,800
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	2.89	USD	1,893	176,337	53,238	123,099
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	5.00	Quarterly	3.09	USD	8,500	787,311	491,221	296,090
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.34	USD	62,370	667,119	385,902	281,217
CDX-NAIG Series 32, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.51	USD	1,090	19,889	16,018	3,871
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.63	USD	8,580	150,560	26,340	124,220
CDX-NAIG Series 35, 5 Year Index, 12/20/2025*	1.00	Quarterly	0.56	USD	8,450	193,094	186,332	6,762
Federative Republic of Brazil 4.250%, 01/07/2025, 06/20/2025*	1.00	Quarterly	1.80	USD	346	(11,210)	(23,116)	11,906

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 79

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00%	Quarterly	0.18%	EUR	30,780	$481,199	$299,779	$181,420
iTraxxx Europe Series 31, 5 Year Index, 06/20/2024*	1.00	Quarterly	0.38	EUR	2,240	61,038	48,722	12,316
iTraxxx Xover Series 34, 5 Year Index, 12/20/2025*	5.00	Quarterly	2.65	EUR	4,736	651,010	400,992	250,018
Republic of South Africa, 5.875%, 09/16/2025, 06/20/2025*	1.00	Quarterly	2.22	USD	297	(14,667)	(34,002)	19,335

						$3,223,239	$1,767,952	$1,455,287

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	(5.00)%	Monthly	12.50%	USD	865	$372,594	$279,144	$93,450
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)	Monthly	12.50	USD	950	234,523	158,490	76,033

Sale Contracts
Citigroup Global Markets, Inc
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	26	(11,206)	(12,773)	1,567
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	1,645	(708,463)	(280,743)	(427,720)
Credit Suisse International CDX-CMBX.NA.BB Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4,472	(1,104,163)	(430,110)	(674,053)

80 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	12.50%	USD	2,500	$(1,076,862)	$(435,826)	$(641,036)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.92	USD	50	4,704	1,811	2,893
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	5	(2,155)	(2,453)	298
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	5	(2,155)	(2,453)	298
JPMorgan Chase Bank, NA
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	2.72	EUR	72	(5,955)	(12,313)	6,358
Rolls-Royce PLC, 2.125%, 06/18/2021, 06/20/2025*	1.00	Quarterly	2.72	EUR	68	(5,624)	(11,563)	5,939
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	31	(13,362)	(14,047)	685
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	10	(4,310)	(4,802)	492
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	31	(13,362)	(12,984)	(378)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	30	(12,930)	(12,491)	(439)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	32	(13,793)	(13,246)	(547)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	12.50	USD	33	(14,224)	(13,579)	(645)

						$(2,376,743)	$(819,938)	$(1,556,805)

*	Termination date

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 81

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD 10,100	01/14/2026	2.236%	CPI#	Maturity	$63,794	$	– 0	–	$63,794

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABCOVL	LIBOR Plus 0.20%	Quarterly	USD	1,116	11/15/2021	$19,777
MLABCOVL(1)	LIBOR Plus 0.20%	Quarterly	USD	14,049	01/18/2022	443,623
Barclays Bank PLC
Barclays Capital US Inflation Linked Bonds 1 to 10 Year	LIBOR Plus 0.001	Quarterly	USD	108,231	05/01/2021	(1,677,378)
Citibank, NA
CGABROEC	LIBOR Plus 0.20%	Quarterly	USD	1,933	10/15/2021	9,969
CGABROEC	LIBOR Plus 0.20%	Quarterly	USD	919	10/15/2021	(12,081)
Goldman Sachs International
Codemasters Group Holdings PLC	LIBOR Plus 0.35%	Monthly	GBP	889	01/05/2023	5,392
Codemasters Group Holdings PLC	LIBOR Plus 0.35%	Monthly	GBP	311	01/05/2023	1,886
Codemasters Group Holdings PLC	LIBOR Plus 0.35%	Monthly	GBP	71	01/05/2023	431
Codemasters Group Holdings PLC	LIBOR Plus 0.35%	Monthly	GBP	4	01/05/2023	38
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	316	01/05/2023	279
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	316	01/05/2023	279
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	276	01/05/2023	86
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	28	01/05/2023	9
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	1	01/05/2023	– 0	–
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	134	01/05/2023	(36)
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	178	01/05/2023	(47)

82 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	EURIBOR	Quarterly/Maturity	EUR	521	03/22/2021	$13,598
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	137	01/05/2023	118
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	202	01/05/2023	72
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	92	01/05/2023	18
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	2	01/05/2023	(3)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	213	01/05/2023	(18)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	19	01/05/2023	(20)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	428	01/05/2023	(22)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	17	01/05/2023	(25)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	131	01/05/2023	(119)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	273	01/05/2023	(120)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	439	01/05/2023	(1,465)
Russell 2000 Total Return Index	LIBOR Plus 0.05%	Quarterly	USD	10,695	05/17/2021	(347,261)
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	340	01/05/2023	577
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	89	01/05/2023	71
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	34	01/05/2023	40
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	13	01/05/2023	4
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	0	01/05/2023	– 0	–
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	20	01/05/2023	(188)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	25	01/05/2023	(433)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	177	01/05/2023	(1,057)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	342	01/05/2023	(3,202)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	336	01/05/2023	(5,824)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	362	01/05/2023	(7,850)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 83

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
JPABJVAL(2)	LIBOR Plus 0.10%	Quarterly	JPY	280,943	02/15/2022	$(107,262)
JPQABEUV	EURIBOR Plus 0.15%	Quarterly	EUR	1,051	06/15/2021	(13,430)
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	373	08/12/2022	129,652
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	137	08/12/2022	47,297
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	119	08/12/2022	41,139
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	97	08/12/2022	33,682
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	62	08/12/2022	21,647
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	274	08/12/2022	7,185
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	278	08/12/2022	5,347
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	282	08/12/2022	3,124
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	275	08/12/2022	2,892
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	148	08/12/2022	1,534
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	139	08/12/2022	1,134
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	268	08/12/2022	1,009
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	105	08/12/2022	858
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	65	08/12/2022	705
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	62	08/12/2022	685
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	11	08/12/2022	201
Morgan Stanley Capital Services LLC
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	258	01/27/2022	2,526
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	258	01/27/2022	2,526
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	48	01/27/2022	474
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	32	01/27/2022	316
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	32	01/27/2022	316
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	8	01/27/2022	162
Bloomberg Commodity Index	0.120%	Annual	USD	48,189	03/15/2021	5,060,828

84 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	281	01/27/2022	$4,252
Calisen PLC	LIBOR Plus 0.50%	Monthly	GBP	282	01/27/2022	4,175
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	140	01/27/2022	2,119
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	135	01/27/2022	2,039
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	65	01/27/2022	1,066
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	28	01/27/2022	483
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	9	01/27/2022	159
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	727	01/27/2022	6,177
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	297	01/27/2022	2,533
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	220	01/27/2022	1,866
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	31	01/27/2022	268
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	16	01/27/2022	134
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	16	01/27/2022	134
KOSPI 200 Futures	0.00%	Monthly	KRW	102,488	03/11/2021	(43)
RTS Futures	0.00%	Monthly	USD	361	03/18/2021	5,633
RTS Futures	0.00%	Monthly	USD	809	03/18/2021	(29,591)
RTS Futures	0.00%	Monthly	USD	2,742	03/18/2021	(94,927)
Tikkurila Oyj	EURIBOR Plus 0.50%	Annual	EUR	622	01/27/2022	202,840
Tikkurila Oyj	EURIBOR Plus 0.50%	Monthly	EUR	294	01/27/2022	312

Pay Total Return on Reference Obligation
Goldman Sachs International
Analog Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	336	01/05/2023	3,678
Analog Devices, Inc.	LIBOR Plus 0.35%	Monthly	USD	2,523	01/05/2023	(628,497)
GSABHVIP	LIBOR	Quarterly	USD	836	12/15/2021	(5,072)
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	395	01/05/2023	25,898
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	328	01/05/2023	20,794
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	41	01/05/2023	3,702
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	662	01/05/2023	35,441
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	233	01/05/2023	12,085

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 85

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	132	01/05/2023	$8,964
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	130	01/05/2023	6,800
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	117	01/05/2023	6,339
Lumentum Holdings Inc.	LIBOR Minus 0.30%	Monthly	USD	59	01/05/2023	4,120
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	43	01/05/2023	2,232
Morgan Stanley Capital Services LLC	LIBOR Minus 0.31%	Monthly	USD	12	01/05/2023	(1,432)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.31%	Monthly	USD	163	01/05/2023	(13,235)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.29%	Monthly	USD	143	01/05/2023	(51,734)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.29%	Monthly	USD	257	01/05/2023	(87,660)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.29%	Monthly	USD	265	01/05/2023	(90,853)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.29%	Monthly	USD	358	01/05/2023	(115,878)
Morgan Stanley Capital Services LLC	LIBOR Minus 0.29%	Monthly	USD	535	01/05/2023	(194,257)
S&P 500 Total Return Index	LIBOR Plus 0.08%	Quarterly	USD	124,084	05/17/2021	3,899,131
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	40	01/27/2022	1,631
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	2	01/27/2022	48
Salesforce.com Inc.	LIBOR Minus 0.30%	Monthly	USD	57	01/05/2023	8,286
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	142	01/05/2023	7,000
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	153	01/05/2023	5,303
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	139	01/05/2023	4,154
Salesforce.com Inc.	LIBOR Minus 0.08%	Monthly	USD	42	01/05/2023	3,969
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	73	01/05/2023	3,961
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	142	01/05/2023	3,709
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	39	01/05/2023	1,991
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	67	01/05/2023	1,491
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	120	01/05/2023	(114)
JPMorgan Chase Bank, NA
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	189	08/12/2022	13,121

86 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	62	08/12/2022	$3,768
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	59	08/12/2022	3,487
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	60	08/12/2022	1,754
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	85	08/12/2022	37
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	3	08/12/2022	(605)
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	15	08/12/2022	(2,035)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	11	08/12/2022	(2,062)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	91	08/12/2022	(7,269)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	119	08/12/2022	(9,050)
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	93	08/12/2022	(10,177)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	58	08/12/2022	(11,358)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	248	08/12/2022	(18,344)
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	136	08/12/2022	(18,475)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	243	08/12/2022	(47,019)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	385	08/12/2022	(74,638)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	470	08/12/2022	(90,210)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	974	08/12/2022	(188,445)
Jazz Pharmaceuticals PLC	LIBOR Minus 0.31%	Monthly	USD	131	08/12/2022	(11,581)
Marvell Technology Group Ltd.	LIBOR Minus 0.31%	Monthly	USD	143	08/12/2022	8,603
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	6	08/12/2022	(1,387)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	40	08/12/2022	(9,225)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	98	08/12/2022	(21,883)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	211	08/12/2022	(22,076)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	273	08/12/2022	(26,420)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	194	08/12/2022	(43,719)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	253	08/12/2022	(52,577)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 87

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	287	08/12/2022	$(55,608)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	297	08/12/2022	(67,694)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	198	08/12/2022	3,488
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	144	08/12/2022	3,302
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	187	08/12/2022	2,728
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	367	08/12/2022	1,925
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	187	08/12/2022	1,799
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	30	08/12/2022	885
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	16	08/12/2022	221
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	89	08/12/2022	972
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	38	08/12/2022	(603)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	176	08/12/2022	(843)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	183	08/12/2022	(1,082)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	152	08/12/2022	(1,651)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	415	08/12/2022	(5,508)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	204	08/12/2022	(5,483)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	387	08/12/2022	(6,029)
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	313	08/12/2022	30,782
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	290	08/12/2022	28,382
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	347	08/12/2022	15,368
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	202	08/12/2022	10,099
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	196	08/12/2022	9,047
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	181	08/12/2022	8,976
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	153	08/12/2022	8,209
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	112	08/12/2022	5,236
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	30	08/12/2022	3,259

88 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	36	08/12/2022	$1,677
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	10	08/12/2022	1,048
Morgan Stanley Capital Services LLC
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	369	01/27/2022	31,630
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	13	01/27/2022	(936)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	735	01/27/2022	(16,299)
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	362	01/27/2022	(32,676)
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	318	01/27/2022	(36,653)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	842	01/27/2022	(50,884)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	70	01/27/2022	(18,091)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	91	01/27/2022	(26,242)
AON PLC	LIBOR Minus 0.30%	Monthly	USD	87	01/27/2022	(27,378)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	115	01/27/2022	(31,803)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	196	01/27/2022	(38,573)
AON PLC	LIBOR Minus 0.29%	Annual	USD	483	01/27/2022	(45,002)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	294	01/27/2022	(65,674)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	305	01/27/2022	(83,961)
AON PLC	LIBOR Minus 1.10%	Monthly	USD	565	01/27/2022	(177,203)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	971	01/27/2022	(273,215)
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	266	01/27/2022	16,610
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	167	01/27/2022	14,101
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	308	01/27/2022	11,192
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	160	01/27/2022	9,788
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	119	01/27/2022	5,808
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	121	01/27/2022	5,788
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	129	01/27/2022	5,067

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 89

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	85	01/27/2022	$3,623
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	103	01/27/2022	2,717
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	31	01/27/2022	1,774
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	33	01/27/2022	1,469
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	42	01/27/2022	1,120
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	6	01/27/2022	172
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	7	01/27/2022	104
Diamondback Energy, Inc.	LIBOR Minus 0.29%	Annual	USD	7	01/27/2022	(1,341)
Diamondback Energy, Inc.	LIBOR Minus 0.29%	Annual	USD	7	01/27/2022	(1,409)
Huntington Bancshares Inc.	LIBOR Minus 0.29%	Annual	USD	49	01/27/2022	(9,286)
iBovespa Futures	0.00%	Monthly	BRL	8,898	04/14/2021	87,992
iBovespa Futures	0.00%	Monthly	BRL	3,625	04/14/2021	55,718
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	244	01/27/2022	45,421
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	145	01/27/2022	41,172
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	137	01/27/2022	39,989
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	133	01/27/2022	36,668
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	219	01/27/2022	33,248
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	132	01/27/2022	32,644
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	123	01/27/2022	28,675
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	100	01/27/2022	24,983
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	74	01/27/2022	22,342
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	105	01/27/2022	21,454
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	61	01/27/2022	18,625
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	86	01/27/2022	15,862
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	48	01/27/2022	14,522
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	44	01/27/2022	13,249
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	77	01/27/2022	11,983

90 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	35	01/27/2022	$10,195
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	70	01/27/2022	10,042
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	38	01/27/2022	9,891
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	16	01/27/2022	3,424
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	11	01/27/2022	3,255
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	12	01/27/2022	2,911
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	12	01/27/2022	2,680
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	7	01/27/2022	1,485
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	7	01/27/2022	1,476
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	3	01/27/2022	722
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2	01/27/2022	(15)
MSABHOWN	LIBOR Minus 0.30%	Maturity	USD	734	05/17/2021	25,422
Swiss Market Index Futures	0.00%	Monthly	CHF	105	03/19/2021	2,633
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	239	01/27/2022	8,004
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	190	01/27/2022	(926)
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	555	01/27/2022	(6,514)
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	299	01/27/2022	(7,433)

						$5,816,542

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received		Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 05/21/2021*	25.10%	Maturity	GBP	1	$5,361	$–	0 –	$5,361
JPMorgan Chase Bank, NA
Nikkei 225 Index 05/21/2021*	26.90	Maturity	JPY	83	113,960	–	0 –	113,960
UBS AG
S&P/ASX 200 Index 05/20/2021*	22.72	Maturity	AUD	3	178,125	–	0 –	178,125
USD/JPY 09/30/2021*	7.85	Maturity	USD	94	(99,655)	–	0 –	(99,655)

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 91

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
Nasdaq 100 Stock Index 03/19/2021*	28.00%	Maturity	USD	1	$(286,327)	$	– 0	–	$(286,327)
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20	Maturity	USD	82	23,704		– 0	–	23,704
Goldman Sachs International
Nikkei 225 Index 03/12/2021*	22.31	Maturity	JPY	86	(309,548)		– 0	–	(309,548)
JPMorgan Chase Bank, NA
Russell 2000 Index 03/19/2021*	32.45	Maturity	USD	1	(195,720)		– 0	–	(195,720)
UBS AG
S&P/ASX 200 Index 03/18/2021*	19.66	Maturity	AUD	1	(78,079)		– 0	–	(78,079)

					$(648,179)	$	– 0	–	$(648,179)

*	Termination date

**	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, the aggregate market value of these securities amounted to $58,068,594 or 9.0% of net assets.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	04/26/2017	$192,579	$4,327	0.00%

(g)	Defaulted matured security.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at February 28, 2021.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of February 28, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Digicel Group 0.5 Ltd. 7.00%, 03/15/2021	10/01/2020	$803		$5,433		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	06/21/2019	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	17,967		– 0	–	0.00%

92 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	04/26/2017	$21,734	$	– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	04/26/2017	21,076		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	04/26/2017	15		– 0	–	0.00%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	12,000		12,367		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	04/26/2017	2,770		155		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	04/26/2017	33,435		4,737		0.00%

(j)	Convertible security.

(k)	Defaulted.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(n)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 28, 2021.

(o)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at February 28, 2021.

(p)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(q)	Affiliated investments.

(r)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 93

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KOSPI – Korea Composite Stock Price Index

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap with MLABCOVL as of February 28, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Kohl’s Corp.	10,221	$564,690	4.0%
Forward Air Corp.	6,489	556,588	4.0%
Knight-Swift Transportation Holdings, Inc.	12,833	554,389	3.9%
ManpowerGroup, Inc.	5,755	543,543	3.9%
UniFirst Corp.	2,207	534,685	3.8%
Vail Resorts, Inc.	1,700	525,606	3.7%
Insperity, Inc.	5,899	523,233	3.7%
Sonoco Products Co.	8,729	519,995	3.7%
Union Pacific Corp.	2,498	514,462	3.7%
Graham Holdings Co.	800	480,627	3.4%
Choice Hotels International, Inc.	4,504	472,380	3.4%
TEGNA, Inc.	20,926	381,488	2.7%
John Wiley & Sons, Inc.	7,139	376,059	2.7%
CVS Health Corp.	4,837	329,531	2.3%
Sirius XM Holdings, Inc.	51,117	299,032	2.1%
Valero Energy Corp.	3,860	297,170	2.1%
HollyFrontier Corp.	7,462	282,646	2.0%
Phillips 66	3,280	272,426	1.9%

94 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Pioneer Natural Resources Co.	1,729	$256,863	1.8%
Unum Group	6,532	172,958	1.2%
Lincoln National Corp.	2,817	160,192	1.1%
Kimco Realty Corp.	8,721	159,854	1.1%
Regency Centers Corp.	2,890	158,320	1.1%
Constellation Brands, Inc.	732	156,711	1.1%
Ventas, Inc.	2,824	149,392	1.1%
Simon Property Group, Inc.	1,306	147,440	1.0%
PepsiCo., Inc.	1,130	146,015	1.0%
Brown-Forman Corp.	2,013	144,073	1.0%
Vornado Realty Trust	3,335	143,204	1.0%
Welltower, Inc.	2,105	142,903	1.0%
Prudential Financial, Inc.	1,604	139,099	1.0%
Manulife Financial Corp.	6,645	132,372	0.9%
Walgreens Boots Alliance, Inc.	2,719	130,310	0.9%
Realty Income Corp.	2,138	128,814	0.9%
Citigroup, Inc.	1,953	128,656	0.9%
Boston Properties, Inc.	1,294	128,309	0.9%
Weyerhaeuser Co.	3,649	123,583	0.9%
Anheuser-Busch InBev SA	2,126	122,751	0.9%
AvalonBay Communities, Inc.	687	120,816	0.9%
First Horizon Corp.	7,313	118,470	0.8%
Equity Residential	1,777	116,261	0.8%
Fifth Third Bancorp	3,296	114,330	0.8%
Mid-America Apartment Communities, Inc.	848	114,312	0.8%
Principal Financial Group, Inc.	2,018	114,173	0.8%
Essex Property Trust, Inc.	431	109,929	0.8%
United Bankshares, Inc.	2,932	108,353	0.8%
Extra Space Storage, Inc.	825	103,666	0.7%
Bank of New York Mellon Corp.	2,408	101,524	0.7%
Reinsurance Group of America, Inc.	820	100,174	0.7%
Franklin Resources, Inc.	3,640	95,272	0.7%
Other Long	37,280	1,731,666	12.3%

(2)	The following table represents the 50 largest equity basket holdings underlying the total return swap with JPABJVAL as of February 28, 2021.

Security Description	Shares	Current Notional		Percent of Basket’s Value
Hitachi, Ltd.	1,905	JPY	9,286,673	3.3%
KDDI Corp.	2,817		9,267,580	3.3%
SoftBank Corp.	5,024		7,239,721	2.6%
Nippon Yusen KK	2,297		7,017,481	2.5%
Sony Corp.	614		6,828,726	2.4%
Japan Tobacco, Inc.	3,543		6,820,205	2.4%
Daito Trust Construction Co., Ltd.	575		6,785,722	2.4%
NEC Corp.	1,147		6,650,330	2.4%
T&D Holdings, Inc.	4,612		6,623,174	2.4%
Asahi Kasei Corp.	5,722		6,557,615	2.3%
SCSK Corp.	1,045		6,550,001	2.3%
Sumitomo Dainippon Pharma Co., Ltd.	3,822		6,432,571	2.3%

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 95

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional		Percent of Basket’s Value
United Urban Investment Corp.	44		6,417,127	2.3%
Lida Group Holdings Co., Ltd.	2,656		6,405,142	2.3%
Yamaha Motor Co., Ltd.	2,748	JPY	6,373,007	2.3%
Hoya Corp.	525		6,355,690	2.3%
Taisei Corp.	1,692		6,351,911	2.3%
Nitto Denko Corp.	696		6,328,842	2.3%
Kao Corp.	877		6,266,281	2.2%
Resona Holdings, Inc.	14,600		6,244,210	2.2%
Amada Co., Ltd.	4,819		6,221,001	2.2%
Shionogi & Co., Ltd.	1,149		6,219,719	2.2%
Japan Post Insurance Co., Ltd.	2,636		5,744,180	2.0%
NGK Spark Plug Co., Ltd.	3,182		5,733,787	2.0%
Kurita Water Industries, Ltd.	1,317		5,675,805	2.0%
Capcom Co., Ltd.	863		5,589,302	2.0%
Chubu Electric Power Co., Inc.	4,185		5,471,444	1.9%
Toyota Motor Corp.	680		5,357,534	1.9%
SG Holdings Co., Ltd.	2,186		5,350,145	1.9%
Brother Industries, Ltd.	2,505		5,243,214	1.9%
Shimamura Co., Ltd.	489		5,184,364	1.8%
Advantest Corp.	585		5,121,238	1.8%
Lion Corp.	2,434		4,980,115	1.8%
Azbil Corp.	1,034		4,676,703	1.7%
Fuji Electric Co., Ltd.	1,016		4,488,963	1.6%
Otsuka Holdings Co., Ltd.	1,016		4,290,586	1.5%
McDonald’s Holdings Co./(Japan)	737		3,888,786	1.4%
Orix JREIT, Inc.	20		3,577,275	1.3%
SoftBank Group Corp.	360		3,559,086	1.3%
Toho Gas Co., Ltd.	558		3,491,987	1.2%
AGC, Inc.	882		3,441,535	1.2%
Toyota Tsusho Corp.	770		3,433,896	1.2%
Calbee, Inc.	1,153		3,227,546	1.1%
Nippon Express Co., Ltd.	404		3,197,583	1.1%
Persol Holdings Co., Ltd.	1,427		3,007,454	1.1%
Ajinomoto Co., Inc.	1,399		2,964,616	1.1%
Teijin, Ltd.	1,499		2,743,788	1.0%
ZOZO, Inc.	717		2,388,777	0.9%
Suzuken Co., Ltd./Aichi Japan	575		2,336,072	0.8%
Lixil Corp.	771		2,301,864	0.8%
Other Long	8,215		15,237,000	5.4%

See notes to consolidated financial statements.

96 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

February 28, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $423,318,509)	$487,935,031	(a)
Affiliated issuers (cost $151,725,570—including investment of cash collateral for securities loaned of $3,831,960)	151,725,570
Cash	43,978
Cash collateral due from broker	18,901,761
Foreign currencies, at value (cost $2,909,374)	2,893,253
Unrealized appreciation on total return swaps	11,072,246
Receivable for investment securities sold and foreign currency transactions	4,500,222
Unrealized appreciation on forward currency exchange contracts	3,567,447
Unaffiliated interest and dividends receivable	1,767,207
Receivable for variation margin on centrally cleared swaps	854,094
Market value on credit default swaps (net premiums paid $439,445)	611,821
Unrealized appreciation on variance swaps	321,150
Receivable for shares of beneficial interest sold	69,251
Unrealized appreciation on inflation swaps	63,794
Affiliated dividends receivable	1,337

Total assets	684,328,162

Liabilities
Payable for investment securities purchased and foreign currency transactions	11,047,819
Cash collateral due to broker	7,772,202
Unrealized depreciation on total return swaps	5,255,704
Payable for collateral received on securities loaned	3,831,960
Unrealized depreciation on forward currency exchange contracts	3,150,815
Market value on credit default swaps (net premiums received $1,259,383)	2,988,564
Unrealized depreciation on variance swaps	969,329
Payable for variation margin on futures	685,461
Payable for shares of beneficial interest redeemed	549,430
Advisory fee payable	272,298
Distribution fee payable	124,108
Transfer Agent fee payable	61,176
Payable for terminated total return swaps	57,378
Payable for terminated credit default swaps	19,643
Payable for terminated centrally cleared credit default swaps	19,079
Trustees’ fees payable	6,084
Payable for newly entered centrally cleared interest rate swaps	1,126,359
Accrued expenses and other liabilities	332,898

Total liabilities	38,270,307

Net Assets	$646,057,855

Composition of Net Assets
Shares of beneficial interest, at par	$400
Additional paid-in capital	575,366,611
Distributable earnings	70,690,844

	$646,057,855

(a)	Includes securities on loan with a value of $6,853,010 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$538,048,265	33,298,408	$16.16	*

C	$18,976,721	1,185,321	$16.01

Advisor	$77,863,795	4,773,434	$16.31

R	$3,358,359	209,584	$16.02

K	$7,516,377	466,950	$16.10

I	$294,338	17,851	$16.49

*	The maximum offering price per share for Class A shares was $16.88 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended February 28, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $78,415)	$2,751,097
Affiliated issuers	20,361
Interest (net of foreign taxes withheld of $5,520)	2,409,902
Securities lending income	92,041
Other income	2,399	$5,275,800

Expenses
Advisory fee (see Note B)	1,764,603
Distribution fee—Class A	666,327
Distribution fee—Class C	102,465
Distribution fee—Class R	8,043
Distribution fee—Class K	9,301
Transfer agency—Class A	260,232
Transfer agency—Class C	10,580
Transfer agency—Advisor Class	37,656
Transfer agency—Class R	4,212
Transfer agency—Class K	7,509
Transfer agency—Class I	171
Custody and accounting	218,721
Audit and tax	59,458
Printing	55,958
Registration fees	46,449
Legal	19,503
Trustees’ fees	13,328
Miscellaneous	38,512

Total expenses	3,323,028
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(59,420)

Net expenses		3,263,608

Net investment income		2,012,192

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		51,908,671
Forward currency exchange contracts		(251,878)
Futures		10,224,528
Swaps		136,071
Foreign currency transactions		(329,493)
Net change in unrealized appreciation/depreciation of:
Investments(b)		(8,658,041)
Forward currency exchange contracts		840,519
Futures		(6,164,128)
Swaps		(1,346,357)
Foreign currency denominated assets and liabilities		(3,151)

Net gain on investment and foreign currency transactions		46,356,741

Net Increase in Net Assets from Operations		$48,368,933

(a)	Net of foreign capital gains taxes of $43,313.

(b)	Net of decrease in accrued foreign capital gains taxes of $15,856.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,012,192		$8,118,187
Net realized gain (loss) on investment and foreign currency transactions	61,687,899		(39,734,102)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(15,331,158)		38,551,348
Contributions from Affiliates (see Note B)	– 0	–	13,090

Net increase in net assets from operations	48,368,933		6,948,523
Distributions to Shareholders
Class A	(15,587,969)		(16,836,692)
Class C	(391,667)		(679,299)
Advisor Class	(2,421,226)		(2,608,100)
Class R	(83,732)		(83,171)
Class K	(206,196)		(296,351)
Class I	(8,700)		(8,115)
Transactions in Shares of Beneficial Interest
Net decrease	(23,181,363)		(65,423,089)
Proceeds from third party vendor (see Note F)	– 0	–	13,089

Total increase (decrease)	6,488,080		(78,973,205)
Net Assets
Beginning of period	639,569,775		718,542,980

End of period	$646,057,855		$639,569,775

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 28, 2021 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Total Return Portfolio (the “Fund”). As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AB All Market Total Return Portfolio (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of February 28, 2021, net assets of the Fund were $646,057,855, of which $19,419,656, or approximately 3%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or

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liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$84,008,246		$16,929,509		$	– 0	–	$100,937,755
Health Care	52,204,306		12,443,375			0	(a)	64,647,681
Financials	36,703,498		16,222,464			– 0	–	52,925,962
Consumer Discretionary	32,247,547		13,398,164			132,127	(a)	45,777,838
Industrials	22,618,196		10,648,151			– 0	–	33,266,347
Communication Services	22,027,745		4,122,004			– 0	–	26,149,749
Consumer Staples	5,111,895		7,568,298			113,286		12,793,479
Materials	6,284,787		3,872,595			0	(a)	10,157,382
Utilities	5,565,198		1,797,614			– 0	–	7,362,812
Energy	2,252,301		2,163,070			6,154	(a)	4,421,525
Real Estate	3,012,062		1,134,158			– 0	–	4,146,220
Corporates – Non-Investment Grade	– 0	–	36,998,776			10,336	(a)	37,009,112
Investment Companies	36,129,206		– 0	–		– 0	–	36,129,206
Emerging Markets – Sovereigns	– 0	–	11,397,537			– 0	–	11,397,537
Governments – Treasuries	– 0	–	10,043,585			– 0	–	10,043,585
Corporates – Investment Grade	– 0	–	9,111,016			– 0	–	9,111,016
Bank Loans	– 0	–	4,301,987			1,139,520		5,441,507
Collateralized Mortgage Obligations	– 0	–	4,683,455			– 0	–	4,683,455
Emerging Markets – Corporate Bonds	– 0	–	4,265,980			155	(a)	4,266,135
Collateralized Loan Obligations	– 0	–	1,844,409			– 0	–	1,844,409
Quasi-Sovereigns	– 0	–	1,327,685			– 0	–	1,327,685
Asset-Backed Securities	– 0	–	984,257			– 0	–	984,257
Commercial Mortgage-Backed Securities	– 0	–	387,656			– 0	–	387,656
Governments – Sovereign Bonds	– 0	–	224,250			– 0	–	224,250
Emerging Markets – Treasuries	– 0	–	221,275			– 0	–	221,275
Preferred Stocks	118,570		– 0	–		90,968		209,538
Warrants	42,738		– 0	–		24,902	(a)	67,640
Mortgage Pass-Throughs	– 0	–	119			– 0	–	119
Short-Term Investments:
Investment Companies	147,893,610		– 0	–		– 0	–	147,893,610
U.S. Treasury Bills	– 0	–	1,999,899			– 0	–	1,999,899
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,831,960		– 0	–		– 0	–	3,831,960

Total Investments in Securities	460,051,865		178,091,288			1,517,448		639,660,601

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$7,234,789		$337,625	$	– 0	–	$7,572,414	(c)
Forward Currency Exchange Contracts	– 0	–	3,567,447		– 0	–	3,567,447
Centrally Cleared Interest Rate Swaps	– 0	–	1,239,269		– 0	–	1,239,269	(c)
Centrally Cleared Credit Default Swaps	– 0	–	3,348,197		– 0	–	3,348,197	(c)
Credit Default Swaps	– 0	–	611,821		– 0	–	611,821
Inflation (CPI) Swaps	– 0	–	63,794		– 0	–	63,794
Total Return Swaps	– 0	–	11,072,246		– 0	–	11,072,246
Variance Swaps	– 0	–	321,150		– 0	–	321,150
Liabilities:
Futures	(6,306,421)		(261,274)		– 0	–	(6,567,695	)(c)
Forward Currency Exchange Contracts	– 0	–	(3,150,815)		– 0	–	(3,150,815)
Centrally Cleared Interest Rate Swaps	– 0	–	(2,293,680)		– 0	–	(2,293,680	)(c)
Centrally Cleared Credit Default Swaps	– 0	–	(124,958)		– 0	–	(124,958	)(c)
Credit Default Swaps	– 0	–	(2,988,564)		– 0	–	(2,988,564)
Total Return Swaps	– 0	–	(5,255,704)		– 0	–	(5,255,704)
Variance Swaps	– 0	–	(969,329)		– 0	–	(969,329)

Total	$460,980,233		$183,608,513		$1,517,448		$646,106,194

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $92,827 for the six months ended February 28, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,613 from the sale of Class A shares and received $376 and $781 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2021.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2021, such waiver amounted to $58,470.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2021 is as follows:

Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$110,385	$239,324	$201,815	$147,894	$20
Government Money Market Portfolio*	7,426	83,613	87,207	3,832	1

Total				$151,726	$21

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended August 31, 2020, the Adviser reimbursed the Fund $13,090 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining

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Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

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The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$297,895,540	$357,312,919
U.S. government securities	3,740,137	5,934,177

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$96,818,951
Gross unrealized depreciation	(27,856,739)

Net unrealized appreciation	$68,962,212

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended February 28, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased

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by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended February 28, 2021, the Fund held written options for hedging and non-hedging purposes.

During the six months ended February 28, 2021, the Fund held purchased swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared

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swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 28, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty,

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the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,850,884	*	Receivable/Payable for variation margin on futures	$5,501,558	*

Equity contracts	Receivable/Payable for variation margin on futures	5,721,530	*	Receivable/Payable for variation margin on futures	1,066,137	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,496,064	*	Receivable/Payable for variation margin on centrally cleared swaps	40,777	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	192,456	*	Receivable/Payable for variation margin on centrally cleared swaps	2,398,756	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,567,447		Unrealized depreciation on forward currency exchange contracts	3,150,815

Interest rate contracts	Unrealized appreciation on inflation swaps	63,794

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Market value on credit default swaps	$611,821	Market value on credit default swaps	$2,988,564

Interest contracts			Unrealized depreciation on total return swaps	1,677,378

Credit contracts	Unrealized appreciation on total return swaps	13,598

Commodity contracts	Unrealized appreciation on total return swaps	5,060,828

Equity contracts	Unrealized appreciation on total return swaps	5,997,820	Unrealized depreciation on total return swaps	3,578,326

Foreign currency contracts	Unrealized appreciation on variance swaps	23,704	Unrealized depreciation on variance swaps	99,655

Equity contracts	Unrealized appreciation on variance swaps	297,446	Unrealized depreciation on variance swaps	869,674

Total		$24,897,392		$21,371,640

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(6,452,368)	$(4,199,498)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	19,300,442	(1,964,630)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,623,546)	$	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(251,878)	840,519

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,722	(2,467)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,854,464	(3,585,510)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	9,507,580	(1,340,602)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(47,348)	(66,178)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,668,417	(906,553)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,847,042)	4,552,486

Total	$10,110,443	$(6,672,433)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2021:

Futures:
Average notional amount of buy contracts	$515,785,524
Average notional amount of sale contracts	$151,593,915
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$178,940,472
Average principal amount of sale contracts	$230,759,877
Purchased Swaptions:
Average notional amount	$584,400	(a)
Options Written:
Average notional amount	$1,722,000	(b)
Inflation Swaps:
Average notional amount	$16,620,000	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$79,428,274
Credit Default Swaps:
Average notional amount of buy contracts	$1,815,000
Average notional amount of sale contracts	$9,372,407
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,214,329
Average notional amount of sale contracts	$136,999,852
Total Return Swaps:
Average notional amount	$369,343,827
Variance Swaps:
Average notional amount	$9,316,304

(a)	Positions were open for four months during the period.

(b)	Positions were open for one month during the period.

(c)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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AB All Market Total Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$6,041	$(2,678)	$	– 0	–	$	– 0	–	$3,363
Bank of America, NA	514,062	(55,169)		(458,893)			– 0	–	– 0	–
Barclays Bank PLC	1,027,241	(1,027,241)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	189,638	(130,546)		– 0	–		– 0	–	59,092
Citibank, NA/ Citigroup Global Markets, Inc	196,245	(196,245)		– 0	–		– 0	–	– 0	–
Credit Suisse International	154,600	(154,600)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	137,672	(137,672)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,864,102	(2,075,137)		(474,202)			– 0	–	2,314,763
HSBC Bank USA	69,361	(35,025)		– 0	–		– 0	–	34,336
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	962,474	(962,474)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,119,537	(1,119,537)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	92,454	(92,454)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	378,704	(261,993)		– 0	–		– 0	–	116,711
State Street Bank & Trust Co.	132,669	(132,669)		– 0	–		– 0	–	– 0	–
UBS AG	730,830	(730,830)		– 0	–		– 0	–	– 0	–

Total	$10,575,630	$(7,114,270)		$(933,095)		$	– 0	–	$2,528,265	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$2,678	$(2,678)	$	– 0	–	$	– 0	–	$ – 0	–
Bank of America, NA	55,169	(55,169)		– 0	–		– 0	–	– 0	–
Barclays Bank PLC	2,225,025	(1,027,241)		(1,197,784)			– 0	–	– 0	–
BNP Paribas SA	130,546	(130,546)		– 0	–		– 0	–	– 0	–
Citibank, NA/Citigroup Global Markets, Inc	948,310	(196,245)		– 0	–		(752,065)		– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Credit Suisse International	$1,496,905	$(154,600)	$(330,000)		$(1,012,305)		$	– 0	–
Deutsche Bank AG	1,240,882	(137,672)	– 0	–	(912,632)			190,578
Goldman Sachs Bank USA/Goldman Sachs International	2,075,137	(2,075,137)	– 0	–	– 0	–		– 0	–
HSBC Bank USA	35,025	(35,025)	– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,357,845	(962,474)	– 0	–	(395,371)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,345,080	(1,119,537)	(225,543)		– 0	–		– 0	–
Natwest Markets PLC	176,026	(92,454)	– 0	–	– 0	–		83,572
Standard Chartered Bank	261,993	(261,993)	– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	267,800	(132,669)	– 0	–	– 0	–		135,131
UBS AG	745,991	(730,830)	– 0	–	– 0	–		15,161

Total	$12,364,412	$(7,114,270)	$(1,753,327)		$(3,072,373)			$424,442	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB All Market Total Return Portfolio (Cayman), Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC	$5,060,828	$	– 0	–	$(5,060,828)	$	– 0	–	$	– 0	–

Total	$5,060,828	$	– 0	–	$(5,060,828)	$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$6,853,010	$3,831,960	$3,316,922	$90,547	$1,494	$950

*	As of February 28, 2021.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class A
Shares sold	213,371		622,360		$3,400,915		$9,358,148

Shares issued in reinvestment of dividends	877,313		967,561		13,940,496		15,229,411

Shares converted from Class B	– 0	–	283,623		– 0	–	4,520,626

Shares converted from Class C	259,969		630,784		4,067,773		9,440,569

Shares redeemed	(2,395,005)		(5,154,462)		(38,125,941)		(76,766,552)

Net decrease	(1,044,352)		(2,650,134)		$(16,716,757)		$(38,217,798)

Class B
Shares sold	– 0	–	4,704	$	– 0	–	$73,542

Shares converted to Class A	– 0	–	(285,587)		– 0	–	(4,520,626)

Shares redeemed	– 0	–	(5,416)		– 0	–	(85,024)

Net decrease	– 0	–	(286,299)	$	– 0	–	$(4,532,108)

Class C
Shares sold	24,052		90,051		$374,803		$1,347,759

Shares issued in reinvestment of dividends	22,012		38,020		347,117		592,745

Shares converted to Class A	(263,662)		(639,837)		(4,067,773)		(9,440,569)

Shares redeemed	(120,166)		(410,112)		(1,884,051)		(5,953,201)

Net decrease	(337,764)		(921,878)		$(5,229,904)		$(13,453,266)

Advisor Class
Shares sold	364,609		716,344		$5,889,333		$10,900,093

Shares issued in reinvestment of dividends	124,470		136,144		1,996,503		2,161,969

Shares redeemed	(555,643)		(1,256,049)		(9,024,646)		(18,567,221)

Net decrease	(66,564)		(403,561)		$(1,138,810)		$(5,505,159)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020

Class R
Shares sold	18,579	21,684	$292,590	$323,497

Shares issued in reinvestment of dividends	5,306	5,318	83,732	83,171

Shares redeemed	(16,208)	(91,412)	(253,648)	(1,393,994)

Net increase (decrease)	7,677	(64,410)	$122,674	$(987,326)

Class K
Shares sold	14,508	67,213	$228,864	$1,005,825

Shares issued in reinvestment of dividends	13,017	18,900	206,194	296,349

Shares redeemed	(41,877)	(265,800)	(664,258)	(4,049,331)

Net decrease	(14,352)	(179,687)	$(229,200)	$(2,747,157)

Class I
Shares sold	250	918	$4,073	$14,197

Shares issued in reinvestment of dividends	440	409	7,135	6,558

Shares redeemed	(35)	(66)	(574)	(1,030)

Net increase	655	1,261	$10,634	$19,725

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $13,089 for losses incurred due to a trade entry error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Short Sale Risk—The Fund is subject to short sale risk because it may engage in short sales either directly or indirectly through investment in the Underlying Portfolio. Short sales involve the risk that the Fund or Underlying Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s or Underlying Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Fund or Underlying Portfolio may not always be able to close out a short position on favorable terms.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2021 will be determined at the end of the current fiscal year. The tax

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,217,686	$	– 0	–
Net long-term capital gains	4,294,042		– 0	–

Total taxable distributions paid	$20,511,728	$	– 0	–

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$337,946
Accumulated capital and other losses	(29,123,439	)(a)
Unrealized appreciation/(depreciation)	61,540,309	(b)

Total accumulated earnings/(deficit)	$32,754,816	(c)

(a)	As of August 31, 2020, the Fund had a net capital loss carryforward of $28,482,558. As of August 31, 2020, the cumulative deferred loss on straddles was $640,881.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of August 31, 2020, the Fund had a net short-term capital loss carryforward of $28,482,558, which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

As of February 28, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of their original purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.44		$ 15.65	$ 14.78		$ 14.71		$ 13.85		$ 13.49

Income From Investment Operations

Net investment income(a)(b)	.05		.19	.21		.20		.44		.38

Net realized and unrealized gain on investment transactions	1.14		.07 (c)	.66		.05		.85		.29

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.19		.26	.87		.25		1.29		.67

Less: Dividends and Distributions

Dividends from net investment income	(.47)		(.34)	– 0	–	(.18)		(.43)		(.31)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)		(.47)	– 0	–	(.18)		(.43)		(.31)

Net asset value, end of period	$ 16.16		$ 15.44	$ 15.65		$ 14.78		$ 14.71		$ 13.85

Total Return

Total investment return based on net asset value(e)*	7.75%		1.44%	5.88%		1.79%		9.61%		5.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$538,049		$530,168	$578,919		$620,635		$688,485		$684,917

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.02	%^	1.03%	.96%		.84%		.83%		.86%

Expenses, before waivers/reimbursements(f)‡	1.04	%^	1.04%	1.03%		1.03%		.97%		.94%

Net investment income(b)	.62	%^	1.23%	1.45%		1.38%		3.14%		2.89%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.20		$ 15.38	$ 14.64		$ 14.53		$ 13.68		$ 13.32

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)		.08	.10		.09		.38		.29

Net realized and unrealized gain on investment transactions	1.13		.05 (c)	.64		.06		.79		.27

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.12		.13	.74		.15		1.17		.56

Less: Dividends and Distributions

Dividends from net investment income	(.31)		(.18)	– 0	–	(.04)		(.32)		(.20)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)		(.31)	– 0	–	(.04)		(.32)		(.20)

Net asset value, end of period	$ 16.01		$ 15.20	$ 15.38		$ 14.64		$ 14.53		$ 13.68

Total Return

Total investment return based on net asset value(e)*	7.44%		.67%	5.05%		1.01%		8.84%		4.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,977		$23,156	$37,609		$61,466		$102,696		$198,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.77	%^	1.79%	1.71%		1.58%		1.59%		1.61%

Expenses, before waivers/reimbursements(f)‡	1.79	%^	1.80%	1.78%		1.78%		1.71%		1.69%

Net investment income (loss)(b)	(.13	)%^	.52%	.71%		.63%		2.73%		2.17%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.60		$ 15.81	$ 14.90		$ 14.80		$ 13.93		$ 13.58

Income From Investment Operations

Net investment income(a)(b)	.07		.23	.25		.24		.48		.42

Net realized and unrealized gain on investment transactions	1.15		.07 (c)	.66		.07		.86		.28

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.22		.30	.91		.31		1.34		.70

Less: Dividends and Distributions

Dividends from net investment income	(.51)		(.38)	– 0	–	(.21)		(.47)		(.35)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.51)		(.51)	– 0	–	(.21)		(.47)		(.35)

Net asset value, end of period	$ 16.31		$ 15.60	$ 15.81		$ 14.90		$ 14.80		$ 13.93

Total Return

Total investment return based on net asset value(e)*	7.93%		1.68%	6.17%		2.02%		9.99%		5.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$77,864		$75,493	$82,885		$82,258		$90,911		$88,863

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.77	%^	.78%	.71%		.59%		.59%		.61%

Expenses, before waivers/reimbursements(f)‡	.79	%^	.79%	.78%		.78%		.72%		.69%

Net investment income(b)	.88	%^	1.48%	1.70%		1.63%		3.40%		3.16%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.29		$ 15.48	$ 14.69		$ 14.63		$ 13.77		$ 13.39

Income From Investment Operations

Net investment income(a)(b)	.02		.13	.15		.14		.38		.36

Net realized and unrealized gain on investment transactions	1.12		.06 (c)	.64		.06		.85		.25

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.14		.19	.79		.20		1.23		.61

Less: Dividends and Distributions

Dividends from net investment income	(.41)		(.25)	– 0	–	(.14)		(.37)		(.23)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.41)		(.38)	– 0	–	(.14)		(.37)		(.23)

Net asset value, end of period	$ 16.02		$ 15.29	$ 15.48		$ 14.69		$ 14.63		$ 13.77

Total Return

Total investment return based on net asset value(e)*	7.57%		1.05%	5.45%		1.34%		9.17%		4.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,358		$3,087	$4,124		$4,414		$6,196		$6,381

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.43	%^	1.44%	1.38%		1.25%		1.25%		1.27%

Expenses, before waivers/reimbursements(f)‡	1.45	%^	1.45%	1.44%		1.44%		1.38%		1.35%

Net investment income(b)	.21	%^	.86%	1.04%		.97%		2.69%		2.70%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.37		$ 15.58	$ 14.73		$ 14.66		$ 13.80		$ 13.44

Income From Investment Operations

Net investment income(a)(b)	.04		.17	.20		.19		.41		.38

Net realized and unrealized gain on investment transactions	1.13		.07 (c)	.65		.06		.86		.28

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.17		.24	.85		.25		1.27		.66

Less: Dividends and Distributions

Dividends from net investment income	(.44)		(.32)	– 0	–	(.18)		(.41)		(.30)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.44)		(.45)	– 0	–	(.18)		(.41)		(.30)

Net asset value, end of period	$ 16.10		$ 15.37	$ 15.58		$ 14.73		$ 14.66		$ 13.80

Total Return

Total investment return based on net asset value(e)*	7.69%		1.35%	5.84%		1.60%		9.56%		5.04%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,516		$7,395	$10,298		$15,032		$23,344		$27,129

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.12	%^	1.13%	1.06%		.94%		.94%		.95%

Expenses, before waivers/reimbursements(f)‡	1.14	%^	1.14%	1.13%		1.13%		1.07%		1.03%

Net investment income(b)	.52	%^	1.15%	1.36%		1.28%		2.95%		2.85%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended February 28, 2021 (unaudited)†		Year Ended August 31,
			2020†	2019†		2018†		2017†		2016

Net asset value, beginning of period	$ 15.76		$ 15.97	$ 15.05		$ 14.76		$ 13.89		$ 13.54

Income From Investment Operations

Net investment income(a)(b)	.07		.22	.25		.24		.47		.42

Net realized and unrealized gain on investment transactions	1.16		.07 (c)	.67		.05		.87		.27

Contributions from Affiliates	– 0	–	.00 (d)	.00	(d)	.00	(d)	– 0	–	– 0	–

Capital contributions	– 0	–	.00 (d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.23		.29	.92		.29		1.34		.69

Less: Dividends and Distributions

Dividends from net investment income	(.50)		(.37)	– 0	–	– 0	–	(.47)		(.34)

Distributions from net realized gain on investment transactions	– 0	–	(.13)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.50)		(.50)	– 0	–	– 0	–	(.47)		(.34)

Net asset value, end of period	$ 16.49		$ 15.76	$ 15.97		$ 15.05		$ 14.76		$ 13.89

Total Return

Total investment return based on net asset value(e)*	7.89%		1.64%	6.18%		1.97%		9.92%		5.28%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$294		$271	$254		$230		$214		$11,299

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.79	%^	.80%	.74%		.62%		.61%		.63%

Expenses, before waivers/reimbursements(f)‡	.81	%^	.82%	.80%		.81%		.74%		.71%

Net investment income(b)	.85	%^	1.44%	1.68%		1.60%		3.33%		3.14%

Portfolio turnover rate	62%		76%	81%		38%		108%		14%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03	%^	.02%	.07%		.20%		.31%		.31%

See footnote summary on page 141.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2021 and the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .02% (annualized), .01%, .07%, .19% and .13%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .03%, respectively.

†	Consolidated (see Note A).

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Total Return Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency

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transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed

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with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advised accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors

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believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

150 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET TOTAL RETURN PORTFOLIO | 151

NOTES

152 | AB ALL MARKET TOTAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET TOTAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMTR-0152-0221

FEB    02.28.21

SEMI-ANNUAL REPORT

AB CONSERVATIVE WEALTH STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Conservative Wealth Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 1

SEMI-ANNUAL REPORT

April 8, 2021

This report provides management’s discussion of fund performance for the AB Conservative Wealth Strategy for the semi-annual reporting period ended February 28, 2021.

The Fund’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

NAV RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	6 Months	12 Months

AB CONSERVATIVE WEALTH STRATEGY

Class A Shares	6.41%	8.16%

Class C Shares	5.98%	7.37%

Advisor Class Shares[1]	6.56%	8.47%

Class R Shares[1]	6.21%	7.78%

Class K Shares[1]	6.42%	8.09%

Class I Shares[1]	6.57%	8.47%

Primary Benchmark: Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	-0.85%	0.32%

MSCI ACWI (net)	13.04%	30.25%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended February 28, 2021.

All share classes of the Fund outperformed the primary benchmark and underperformed the MSCI ACWI (net) for both periods, before sales charges. During the six-month period, overall allocation to equities, fixed-income assets and diversifiers contributed to absolute performance. Diversifiers include alternative asset classes and alternative investment strategies that are expected to have low correlation with returns on equities and fixed-income securities. These investments can include commodities and related derivatives, real estate-related securities and inflation-linked securities. Security selection within equities and diversifiers contributed, while selection within fixed-income assets detracted.

2 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

During the 12-month period, overall asset class allocation was positive, led by allocation to fixed-income securities. Security selection within diversifiers contributed to performance, while selection within equities and fixed-income assets detracted.

The Fund utilized derivatives for hedging and investment purposes in the form of futures, interest rate swaps and total return swaps, which detracted from absolute performance for both periods, while written swaptions and inflation Consumer Price Index swaps contributed; currency forwards, variance swaps and credit default swaps contributed for the six-month period, but detracted for the 12-month period; purchased options had no material impact on performance for the six-month period, but contributed for the 12-month period; written options had no material impact on performance for the six-month period, but detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities, supported by extensive monetary and fiscal stimulus, continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended February 28, 2021. Equity markets suffered a setback at the beginning of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later, despite the emergence of seemingly more transmissible strains of the virus—a significant decline in new cases, the acceleration of vaccine distribution, and positive signs that a $1.9 trillion relief package would be approved supported global equity markets. As the period drew to a close, the emergence of inflationary fears, especially in the US, precipitated a sharp rise in long-term government bond yields and an accompanying correction in equities. Rising longer-term interest rates pressured the valuations of many market-leading technology and growth stocks, especially in the US, boosting a rotation into more cyclical and value-oriented stocks. For the semi-annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and periods of market rotation led large and small value-style stocks to outperform their growth-style peers.

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between credit sectors over the six-month period. Developed-market government bonds were negative, and US Treasury bonds underperformed other major markets as longer-term US interest rates rose from a low in September 2020. Risk assets began to significantly rise, beginning in November, when positive vaccine news extended the credit rally. Emerging- and developed-market high-yield corporate bonds led gains with significant positive returns as investors searched for higher

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 3

yields in a period of historically low interest rates. Emerging-market local-currency bonds also had strong positive results. Globally, developed-market investment-grade corporate bonds had positive results and outperformed global treasuries, but returns were slightly negative in the US. Securitized assets also outperformed treasuries with slightly negative results. The US dollar fell against most developed-market currencies and was mixed relative to emerging-market currencies. Brent crude oil prices rebounded by 46% on the improved economic outlook and OPEC+ production cuts. Copper gained almost 35% from increased demand for infrastructure and green energy initiatives. Gold prices fell over 12% due to the improved economic landscape, following a large advance earlier in calendar year, and as a non-interest-bearing asset in a rising rate environment.

The Fund’s Senior Investment Management Team (the “Team”) uses a global, multi-asset strategy focusing on moderate growth and defensively managing market volatility. The Team’s dedicated multi-asset investment professionals utilize a rigorous quantitative research toolset in collaboration with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments among a number of asset classes, including fixed-income securities, equity securities, and alternative asset classes and alternative investment strategies. The Fund seeks to have generally greater exposure to fixed-income securities than equity securities or alternative asset classes and alternative investment strategies. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries. Investments will be made either directly or indirectly through underlying registered investment companies advised by the Adviser (each an “Underlying Portfolio”), although a majority of the Fund’s assets are expected to be invested directly.

The Fund’s investments in fixed-income securities may include corporate and sovereign debt securities as well as interest rate derivatives and credit derivatives such as credit default swaps. In selecting fixed-income securities for the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser intends to gain exposure to high-yield debt securities (commonly known as “junk bonds”) through investment in the AB High Income Fund, an Underlying Portfolio, and may, in the future, gain such exposure through direct investments in high-yield debt securities.

Fixed-income securities in which the Fund or AB High Income Fund may invest may be of any credit quality or maturity.

(continued on next page)

4 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

The Fund’s investments in equity securities of issuers consist primarily of securities of large-capitalization companies and derivatives related to such securities. In selecting equity securities for the Fund, the Adviser intends to use fundamental and quantitative analysis with the goal of generating returns primarily from security selection rather than price movements in equity securities generally.

The Fund may invest in alternative investments, the returns on which are expected to have low correlation with returns on equity and fixed-income securities, such as real estate-related securities and inflation-indexed securities. Alternative investment strategies that may be pursued by the Fund directly or indirectly through investment in other registered investment companies include (i) long/short equity strategies through which the Fund takes long positions in certain securities in the expectation that they will increase in value and takes short positions in other securities in the expectation that they will decrease in value; (ii) strategies that consider macroeconomic and technical factors to identify and exploit opportunities across global asset classes; and (iii) event-driven strategies that invest in the securities of companies that are expected to become the subject of major corporate events and companies in which an active role in company management has been taken or sought by a third-party investor. In order to gain exposure to real estate-related securities, the Adviser intends to invest a portion of the Fund’s assets in the AB All Market Real Return Portfolio, an Underlying Portfolio.

The Adviser seeks to adjust the Fund’s asset class exposure utilizing both fundamental analysis and the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by utilizing derivatives.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. As noted above, the Adviser may use derivatives to gain exposure to various asset classes, and may cause the Fund to enter into derivatives in making the adjustments called for by DAA. As a

(continued on next page)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 5

result of the use of derivatives, the Fund will frequently be leveraged, with net investment exposure in excess of net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

6 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of global investment-grade developed fixed-income markets, hedged to the US dollar. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 7

DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities and in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk: Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to

8 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.16%	3.56%

5 Years	5.25%	4.35%

10 Years	3.79%	3.34%

CLASS C SHARES

1 Year	7.37%	6.37%

5 Years	4.46%	4.46%

10 Years	3.02%	3.02%

ADVISOR CLASS SHARES[1]

1 Year	8.47%	8.47%

5 Years	5.53%	5.53%

10 Years	4.07%	4.07%

CLASS R SHARES[1]

1 Year	7.78%	7.78%

5 Years	4.83%	4.83%

10 Years	3.38%	3.38%

CLASS K SHARES[1]

1 Year	8.09%	8.09%

5 Years	5.16%	5.16%

10 Years	3.71%	3.71%

CLASS I SHARES[1]

1 Year	8.47%	8.47%

5 Years	5.49%	5.49%

10 Years	4.04%	4.04%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.21%, 1.21%, 1.85%, 1.55% and 1.23% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.31%, 2.06%, 1.06%, 1.70%, 1.40% and 1.08% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	18.78%

5 Years	4.04%

10 Years	3.47%

CLASS C SHARES

1 Year	22.10%

5 Years	4.16%

10 Years	3.16%

ADVISOR CLASS SHARES[1]

1 Year	24.28%

5 Years	5.21%

10 Years	4.20%

CLASS R SHARES[1]

1 Year	23.52%

5 Years	4.53%

10 Years	3.51%

CLASS K SHARES[1]

1 Year	23.93%

5 Years	4.84%

10 Years	3.84%

CLASS I SHARES[1]

1 Year	24.40%

5 Years	5.19%

10 Years	4.17%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,064.10	$5.99	1.17%	$6.70	1.31%
Hypothetical**	$1,000	$1,018.99	$5.86	1.17%	$6.56	1.31%
Class C
Actual	$1,000	$1,059.80	$9.86	1.93%	$10.57	2.07%
Hypothetical**	$1,000	$1,015.22	$9.64	1.93%	$10.34	2.07%
Advisor Class
Actual	$1,000	$1,065.60	$4.71	0.92%	$5.43	1.06%
Hypothetical**	$1,000	$1,020.23	$4.61	0.92%	$5.31	1.06%
Class R
Actual	$1,000	$1,062.10	$8.08	1.58%	$8.79	1.72%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%	$8.60	1.72%
Class K
Actual	$1,000	$1,064.20	$6.50	1.27%	$7.22	1.41%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%	$7.05	1.41%
Class I
Actual	$1,000	$1,065.70	$4.81	0.94%	$5.53	1.08%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%	$5.41	1.08%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 13

PORTFOLIO SUMMARY

February 28, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $153.3

1

All data are as of February 28, 2021. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents 0.3% weightings in the following security types: Local Governments – Provisional Bonds and Collateralized Loan Obligations.

14 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

February 28, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 41.7%
Information Technology – 11.4%
Communications Equipment – 0.2%
Acacia Communications, Inc.(a)	2,827	$325,077
Motorola Solutions, Inc.	94	16,495

		341,572

Electronic Equipment, Instruments & Components – 2.1%
Amphenol Corp. – Class A	7,300	917,464
Arrow Electronics, Inc.(a)	696	69,781
CDW Corp./DE	5,379	843,911
Coherent, Inc.(a)	2,219	536,865
FLIR Systems, Inc.	8,283	442,312
IPG Photonics Corp.(a)	539	122,542
MTS Systems Corp.	2,357	137,554
Zebra Technologies Corp. – Class A(a)	148	73,916

		3,144,345

IT Services – 2.7%
Adyen NV(a)(b)	2	4,667
Amadeus IT Group SA – Class A(a)	1,298	90,623
Automatic Data Processing, Inc.	5,508	958,502
Booz Allen Hamilton Holding Corp.	1,195	92,182
Broadridge Financial Solutions, Inc.	386	55,001
Capgemini SE	725	116,435
Cardtronics PLC – Class A(a)	3,525	135,889
Cognizant Technology Solutions Corp. – Class A	6,118	449,551
EPAM Systems, Inc.(a)	192	71,733
Fidelity National Information Services, Inc.	1,017	140,346
Genpact Ltd.	1,211	48,973
International Business Machines Corp.	357	42,458
Mastercard, Inc. – Class A	3,797	1,343,568
Nomura Research Institute Ltd.	1,500	46,539
Paychex, Inc.	1,786	162,651
Visa, Inc. – Class A	1,801	382,514
Western Union Co. (The) – Class W	3,017	70,055

		4,211,687

Semiconductors & Semiconductor Equipment – 2.0%
Applied Materials, Inc.	2,426	286,729
Broadcom, Inc.	44	20,674
Dialog Semiconductor PLC(a)	4,371	339,771
Globalwafers Co., Ltd.	2,000	53,103
Inphi Corp.(a)	2,696	443,735
Intel Corp.	180	10,940
JA Solar Technology Co., Ltd.(a)	3,400	17,471
KLA Corp.	426	132,584

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Maxim Integrated Products, Inc.	5,011	$466,875
Novatek Microelectronics Corp.	4,000	68,109
NVIDIA Corp.	13	7,132
Phison Electronics Corp.	3,000	49,409
QUALCOMM, Inc.	626	85,255
Realtek Semiconductor Corp.	4,000	65,995
STMicroelectronics NV	1,736	67,421
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	174,776
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	1,113	140,171
Texas Instruments, Inc.	918	158,144
Xilinx, Inc.	3,117	406,145

		2,994,439

Software – 3.5%
Autodesk, Inc.(a)	212	58,512
Cadence Design Systems, Inc.(a)	543	76,612
Citrix Systems, Inc.	1,742	232,696
Constellation Software, Inc./Canada	98	126,887
Dropbox, Inc. – Class A(a)	1,342	30,255
Fair Isaac Corp.(a)	121	55,364
Microsoft Corp.	12,842	2,984,224
Nice Ltd.(a)	115	26,563
NortonLifeLock, Inc.	1,232	24,036
Oracle Corp.	4,369	281,844
Oracle Corp./Japan	700	71,043
SAP SE	3,783	467,907
ServiceNow, Inc.(a)	84	44,811
Slack Technologies, Inc. – Class A(a)	10,406	425,918
Synopsys, Inc.(a)	138	33,839
Trade Desk, Inc. (The) – Class A(a)	72	57,988
Trend Micro, Inc./Japan	4,120	199,173
VMware, Inc. – Class A(a)	1,635	225,973

		5,423,645

Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.	4,611	559,130
Lenovo Group Ltd.	54,000	68,258
Logitech International SA	521	55,390
NetApp, Inc.	1,049	65,667
Pegatron Corp.	11,000	29,441
Samsung Electronics Co., Ltd.	8,051	590,023

		1,367,909

		17,483,597

Health Care – 7.5%
Biotechnology – 0.7%
AbbVie, Inc.	973	104,831

16 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Alexion Pharmaceuticals, Inc.(a)	3,134	$478,719
Amgen, Inc.	221	49,707
BGI Genomics Co., Ltd.	200	4,286
Ionis Pharmaceuticals, Inc.(a)	911	47,736
Seegene, Inc.	324	35,723
Viela Bio, Inc.(a)(c)	7,164	381,125

		1,102,127

Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	9,133	1,093,951
ABIOMED, Inc.(a)	222	72,050
Avantor, Inc.(a)	1,926	53,678
Cantel Medical Corp.(a)	5,457	405,346
Demant A/S(a)	1,068	43,900
Hologic, Inc.(a)	957	68,990
IDEXX Laboratories, Inc.(a)	147	76,465
Koninklijke Philips NV(a)	8,168	445,949
Medtronic PLC	4,536	530,576
Oxford Immunotec Global PLC(a)	9,317	204,508
Supermax Corp. Bhd	42,337	50,457
Top Glove Corp. Bhd	43,000	55,541
Varian Medical Systems, Inc.(a)	2,535	444,309

		3,545,720

Health Care Providers & Services – 1.0%
Anthem, Inc.	2,777	841,959
Galenica AG(b)	379	24,388
Henry Schein, Inc.(a)	2,693	166,562
Magellan Health, Inc.(a)	3,189	297,598
Molina Healthcare, Inc.(a)	287	62,210
UnitedHealth Group, Inc.	558	185,379

		1,578,096

Health Care Technology – 0.4%
Cerner Corp.	847	58,562
Change Healthcare, Inc.(a)	18,988	434,255
Veeva Systems, Inc. – Class A(a)	92	25,770

		518,587

Life Sciences Tools & Services – 1.3%
Agilent Technologies, Inc.	42	5,127
Bio-Rad Laboratories, Inc. – Class A(a)	120	70,140
Hangzhou Tigermed Consulting Co., Ltd. – Class A	2,697	58,886
IQVIA Holdings, Inc.(a)	7,050	1,359,169
Maccura Biotechnology Co., Ltd.	10,700	67,380
PRA Health Sciences, Inc.(a)	1,765	260,179
Thermo Fisher Scientific, Inc.	302	135,924

		1,956,805

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.8%
Bristol-Myers Squibb Co.	1,328	$81,446
Eli Lilly & Co.	220	45,076
GlaxoSmithKline PLC	5,293	88,318
GW Pharmaceuticals PLC (Sponsored ADR)(a)	1,764	377,937
Johnson & Johnson	546	86,519
Merck & Co., Inc.	1,852	134,492
Novo Nordisk A/S – Class B	1,540	109,859
Perrigo Co. PLC	1,269	51,217
Roche Holding AG	1,709	560,652
Sanofi	3,158	289,812
Sumitomo Dainippon Pharma Co., Ltd.	4,300	68,349
Takeda Pharmaceutical Co., Ltd.	2,000	67,398
Zoetis, Inc.	4,971	771,698

		2,732,773

		11,434,108

Financials – 5.9%
Banks – 1.7%
ABN AMRO Bank NV (GDR)(a)(b)	9,296	106,890
Absa Group Ltd.	910	7,283
Banco do Brasil SA	9,600	48,050
Bank Leumi Le-Israel BM	13,080	79,332
Bank of America Corp.	1,016	35,265
BNP Paribas SA(a)	1,060	63,014
China Merchants Bank Co., Ltd. – Class H	2,000	15,338
China Minsheng Banking Corp., Ltd. – Class H	112,000	66,837
CIT Group, Inc.	1,714	77,730
Credicorp Ltd.	187	29,922
Danske Bank A/S(a)	1,658	30,479
DBS Group Holdings Ltd.	2,700	53,499
Fifth Third Bancorp	2,088	72,433
FinecoBank Banca Fineco SpA(a)	3,981	69,823
Huaxia Bank Co., Ltd.	61,600	59,488
JPMorgan Chase & Co.	765	112,585
Jyske Bank A/S(a)	5,763	248,262
KBC Group NV(a)	712	51,099
Lloyds Banking Group PLC(a)	44,624	24,314
Mebuki Financial Group, Inc.	31,700	67,714
National Bank of Canada	260	16,377
Natwest Group PLC(a)	5,106	13,189
Royal Bank of Canada	1,120	95,366
Societe Generale SA(a)	2,955	73,126
Standard Chartered PLC(a)	10,241	66,276
SVB Financial Group(a)	141	71,256
TCF Financial Corp.	10,821	484,997
Toronto-Dominion Bank (The)	498	30,187

18 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

US Bancorp	1,134	$56,700
Wells Fargo & Co.	13,490	487,933

		2,714,764

Capital Markets – 2.8%
Ameriprise Financial, Inc.	326	72,124
BlackRock, Inc. – Class A	289	200,711
Charles Schwab Corp. (The)	18,494	1,141,450
CME Group, Inc. – Class A	1,595	318,521
Eaton Vance Corp.	6,654	486,208
EQT AB	2,417	67,001
Goldman Sachs Group, Inc. (The)	1,031	329,384
Julius Baer Group Ltd.	8,198	504,614
Moody’s Corp.	1,283	352,684
Morgan Stanley	3,881	298,354
Partners Group Holding AG	94	112,543
Raymond James Financial, Inc.	600	70,044
S&P Global, Inc.	236	77,729
Singapore Exchange Ltd.	27,800	206,978
T Rowe Price Group, Inc.	189	30,644

		4,268,989

Consumer Finance – 0.2%
American Express Co.	1,936	261,863

Diversified Financial Services – 0.5%
Berkshire Hathaway, Inc. – Class B(a)	16	3,848
Far East Horizon Ltd.(c)	64,000	68,851
Groupe Bruxelles Lambert SA	1,305	129,083
IHS Markit Ltd.	5,103	460,087
Kinnevik AB – Class B(a)	1,499	69,559

		731,428

Insurance – 0.7%
Allianz SE	208	50,203
CNP Assurances(a)	4,058	73,025
iA Financial Corp., Inc.(c)	1,337	68,699
Manulife Financial Corp.(c)	3,897	77,689
MetLife, Inc.	825	47,520
PICC Property & Casualty Co., Ltd. – Class H	140,000	105,919
Progressive Corp. (The)	415	35,669
Prudential Financial, Inc.	70	6,070
RenaissanceRe Holdings Ltd.	449	74,974
Sampo Oyj – Class A	1,292	57,509
Willis Towers Watson PLC	2,224	490,703
Zurich Insurance Group AG	112	45,720

		1,133,700

		9,110,744

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 5.7%
Auto Components – 0.6%
Aisin Seiki Co., Ltd.	2,000	$68,735
Aptiv PLC(a)	5,411	810,784
BorgWarner, Inc.	697	31,365
JTEKT Corp.	3,500	37,174
Lear Corp.	318	52,817

		1,000,875

Automobiles – 0.2%
BAIC Motor Corp., Ltd.(b)	173,500	62,064
Ford Motor Co.(a)	4,849	56,733
Geely Automobile Holdings Ltd.	11,000	35,582
Great Wall Motor Co., Ltd. – Class H	7,500	21,726
Kia Motors Corp.	227	16,005
Nissan Motor Co., Ltd.(a)	8,000	43,736
Tesla, Inc.(a)	53	35,802
Yadea Group Holdings Ltd.(b)	20,219	43,967

		315,615

Diversified Consumer Services – 0.2%
Service Corp. International/US	6,752	322,475
TAL Education Group (ADR)(a)	298	23,107

		345,582

Hotels, Restaurants & Leisure – 0.6%
Aristocrat Leisure Ltd.	4,525	105,853
Compass Group PLC(a)	11,947	242,607
Domino’s Pizza, Inc.	184	63,758
Galaxy Entertainment Group Ltd.	14,000	127,717
La Francaise des Jeux SAEM(b)	130	5,868
McDonald’s Corp.	475	97,917
Starbucks Corp.	1,913	206,662

		850,382

Household Durables – 0.2%
Electrolux AB – Class B	2,832	66,860
Garmin Ltd.	157	19,471
Haier Smart Home Co., Ltd.(a)	16,400	62,374
LG Electronics, Inc.	294	38,248
Sony Corp.	1,200	126,721
Whirlpool Corp.	123	23,380

		337,054

Internet & Direct Marketing Retail – 1.7%
Alibaba Group Holding Ltd. (ADR)(a)	1,306	310,514
Amazon.com, Inc.(a)	266	822,720
eBay, Inc.	1,248	70,412
Grubhub, Inc.(a)	6,232	399,284
HelloFresh SE(a)	884	68,682

20 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

JD.com, Inc. (ADR)(a)	237	$22,247
Just Eat Takeaway.com NV(a) (b)	739	71,112
Naspers Ltd. – Class N	2,271	535,905
Pinduoduo, Inc. (ADR)(a)	295	50,492
Prosus NV(a)	1,778	211,967
Zalando SE(a)(b)	591	60,759

		2,624,094

Leisure Products – 0.0%
Polaris, Inc.	565	66,534

Multiline Retail – 0.1%
Dollar General Corp.	470	88,825
Next PLC(a)	643	68,110

		156,935

Specialty Retail – 1.3%
AutoZone, Inc.(a)	147	170,508
China Meidong Auto Holdings Ltd.	5,060	19,229
GrandVision NV(a)(b)	10,979	333,817
Home Depot, Inc. (The)	643	166,113
Lowe’s Cos., Inc.	169	26,998
O’Reilly Automotive, Inc.(a)	253	113,174
Ross Stores, Inc.	566	66,018
Sportsman’s Warehouse Holdings, Inc.(a)	17,235	291,961
TJX Cos., Inc. (The)	10,929	721,205
Topsports International Holdings Ltd.(b)	10,000	14,683

		1,923,706

Textiles, Apparel & Luxury Goods – 0.8%
adidas AG(a)	256	89,238
Bosideng International Holdings Ltd.	32,000	13,472
Deckers Outdoor Corp.(a)	456	148,706
EssilorLuxottica SA	600	97,880
NIKE, Inc. – Class B	5,700	768,246
Pandora A/S	703	68,251

		1,185,793

		8,806,570

Industrials – 3.6%
Aerospace & Defense – 0.3%
Aerojet Rocketdyne Holdings, Inc.(a)	8,712	446,664
L3Harris Technologies, Inc.	450	81,860

		528,524

Air Freight & Logistics – 0.0%
Kuehne & Nagel International AG	295	70,001

Building Products – 0.5%
Allegion PLC	2,193	238,555

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cie de Saint-Gobain(a)	1,005	$54,045
Masco Corp.	1,049	55,828
Otis Worldwide Corp.	6,843	435,967

		784,395

Commercial Services & Supplies – 0.8%
Secom Co., Ltd.	3,900	339,592
Stericycle, Inc.(a)	12,816	831,374

		1,170,966

Electrical Equipment – 0.3%
Acuity Brands, Inc.	531	65,472
Generac Holdings, Inc.(a)	94	30,979
Prysmian SpA	1,922	61,737
Regal Beloit Corp.	412	56,308
Rockwell Automation, Inc.	145	35,275
Schneider Electric SE	544	80,444
Vertiv Holdings Co.	3,715	77,755
Vestas Wind Systems A/S	318	59,633

		467,603

Industrial Conglomerates – 0.2%
3M Co.	1,631	285,523

Machinery – 0.6%
CNH Industrial NV(a)	3,355	49,522
Deere & Co.	259	90,422
Dover Corp.	1,453	179,097
Kawasaki Heavy Industries Ltd.(a)	3,100	70,253
Mitsubishi Heavy Industries Ltd.	2,400	69,620
Navistar International Corp.(a)	1,535	67,632
SKF AB – Class B	470	12,806
Snap-on, Inc.	358	72,713
Volvo AB(a)	11,629	297,707

		909,772

Marine – 0.1%
COSCO SHIPPING Holdings Co., Ltd.(a)	17,000	33,308
Evergreen Marine Corp. Taiwan Ltd.(a)	16,000	21,791
Nippon Yusen KK	2,400	69,419

		124,518

Professional Services – 0.7%
Intertrust NV(a)	2,508	40,878
RELX PLC	10,377	244,147
Robert Half International, Inc.	833	64,799
Verisk Analytics, Inc. – Class A	3,399	556,926
Wolters Kluwer NV	1,262	100,038

		1,006,788

22 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Road & Rail – 0.1%
AMERCO	126	$72,414
Union Pacific Corp.	54	11,122

		83,536

Trading Companies & Distributors – 0.0%
United Rentals, Inc.(a)	32	9,516
WW Grainger, Inc.	104	38,762

		48,278

		5,479,904

Communication Services – 3.3%
Diversified Telecommunication Services – 0.3%
Comcast Corp. – Class A	6,556	345,632
Nippon Telegraph & Telephone Corp.	6,100	158,021
Telenor ASA	710	11,477

		515,130

Entertainment – 0.4%
Activision Blizzard, Inc.	1,213	115,975
Electronic Arts, Inc.	1,906	255,346
Netflix, Inc.(a)	128	68,973
Nintendo Co., Ltd.	145	88,678
Take-Two Interactive Software, Inc.(a)	391	72,124
Ubisoft Entertainment SA(a)	527	42,967
Walt Disney Co. (The)(a)	45	8,507

		652,570

Interactive Media & Services – 2.5%
Alphabet, Inc. – Class A(a)	89	179,950
Alphabet, Inc. – Class C(a)	871	1,774,105
Auto Trader Group PLC(a)	17,265	132,743
Facebook, Inc. – Class A(a)	5,842	1,505,015
IAC/InterActiveCorp(a)	296	72,470
Kakaku.com, Inc.	2,400	76,461
Tencent Holdings Ltd.	400	34,799

		3,775,543

Wireless Telecommunication Services – 0.1%
Softbank Corp.	2,700	36,510
Vodafone Group PLC	20,327	34,797

		71,307

		5,014,550

Consumer Staples – 1.4%
Beverages – 0.4%
Asahi Group Holdings Ltd.	6,521	284,688
Chongqing Brewery Co., Ltd.	2,990	55,871
Coca-Cola Co. (The)	4,717	231,086

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kirin Holdings Co., Ltd.	3,000	$59,102

		630,747

Food & Staples Retailing – 0.2%
Koninklijke Ahold Delhaize NV	4,896	129,278
Progenic Pharmaceuticals Cvr(d)(e)	24,977	– 0	–
Walmart, Inc.	1,122	145,770

		275,048

Food Products – 0.5%
Archer-Daniels-Midland Co.	1,266	71,630
Bunge Ltd.	913	69,918
Danone SA	4,022	273,500
Ingredion, Inc.	767	69,183
Morinaga & Co., Ltd./Japan	1,400	50,564
Nestle SA	639	66,692
Salmar ASA	2,405	157,731

		759,218

Household Products – 0.1%
Procter & Gamble Co. (The)	1,137	140,454

Tobacco – 0.2%
Imperial Brands PLC	310	5,776
Philip Morris International, Inc.	1,341	112,671
Smoore International Holdings Ltd.(a)(b)	7,000	56,749
Swedish Match AB	1,820	130,628

		305,824

		2,111,291

Materials – 1.2%
Chemicals – 0.9%
Akzo Nobel NV	676	69,905
Hengli Petrochemical Co., Ltd.	3,200	17,925
Inner Mongolia Junzheng Energy & Chemical Industry Group Co., Ltd. – Class A	16,800	15,491
International Flavors & Fragrances, Inc.	6,184	837,995
Johnson Matthey PLC	979	41,833
Kumho Petrochemical Co., Ltd.(a)	240	44,967
LANXESS AG	945	70,143
Linde PLC	511	124,822
Mitsui Chemicals, Inc.	800	24,782
RPM International, Inc.	645	51,368
Sumitomo Chemical Co., Ltd.	7,000	34,078

		1,333,309

Construction Materials – 0.0%
Forterra, Inc.(a)	1,576	36,673

24 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Containers & Packaging – 0.0%
Smurfit Kappa Group PLC	779	$36,807

Metals & Mining – 0.3%
Evraz PLC	8,846	71,016
First Quantum Minerals Ltd.	1,081	23,300
Glencore PLC(a)	10,293	41,888
Hunan Valin Steel Co., Ltd. – Class A	38,200	34,537
Kumba Iron Ore Ltd.	1,562	66,996
Rio Tinto PLC	117	10,140
Southern Copper Corp.	882	62,913
Steel Dynamics, Inc.	1,569	65,239
Teck Resources Ltd. – Class B	2,562	53,350

		429,379

		1,836,168

Utilities – 0.7%
Electric Utilities – 0.6%
American Electric Power Co., Inc.	315	23,578
EDP – Energias de Portugal SA	14,571	83,517
Enel SpA	16,468	155,275
Iberdrola SA	6,408	80,304
NextEra Energy, Inc.	1,412	103,754
NRG Energy, Inc.	489	17,853
PNM Resources, Inc.	9,173	440,396

		904,677

Gas Utilities – 0.0%
UGI Corp.	133	5,095

Multi-Utilities – 0.1%
Ameren Corp.	1,551	108,989
Dominion Energy, Inc.	715	48,849
Sempra Energy	507	58,802

		216,640

		1,126,412

Real Estate – 0.5%
Equity Real Estate Investment Trusts (REITs) – 0.3%
American Campus Communities, Inc.	937	38,379
American Tower Corp.	1,408	304,311
Nippon Building Fund, Inc.	15	91,896
Orix JREIT, Inc.(c)	19	32,543
Weyerhaeuser Co.	1,729	58,561

		525,690

Real Estate Management & Development – 0.2%
CBRE Group, Inc. – Class A(a)	3,277	248,298
Tokyu Fudosan Holdings Corp.	3,700	23,369

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vonovia SE	764	$48,659

		320,326

		846,016

Energy – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Cheniere Energy, Inc.(a)	1,048	70,625
ENEOS Holdings, Inc.	11,800	52,179
Idemitsu Kosan Co., Ltd.(c)	1,000	26,303
LUKOIL PJSC (Sponsored ADR)	1,935	144,157
Neste Oyj	420	27,741
OMV AG	1,394	67,162
Parkland Corp./Canada(c)	2,051	65,175
QEP Resources, Inc.	772	2,656
Royal Dutch Shell PLC – Class B	7,037	137,949
Valero Energy Corp.	851	65,510
Yanzhou Coal Mining Co., Ltd.	15,800	23,587
Yanzhou Coal Mining Co., Ltd. – Class H	40,000	37,083

		720,127

Total Common Stocks (cost $51,036,425)		63,969,487

INVESTMENT COMPANIES – 22.3%
Funds and Investment Trusts – 22.3%(f)
AB All Market Real Return Portfolio – Class Z(g)	1,307,166	11,803,705
AB High Income Fund, Inc. – Class Z(g)	1,974,992	15,799,940
Consumer Staples Select Sector SPDR Fund(c)	2,401	151,983
Financial Select Sector SPDR Fund	82,037	2,650,616
iShares JP Morgan USD Emerging Markets Bond ETF	1,368	150,521
iShares MSCI ACWI ETF(c)	1,467	135,712
iShares MSCI Global Min Vol Factor ETF(c)	3,065	288,478
iShares MSCI USA Value Factor ETF(c)	26,440	2,537,711
iShares US Technology ETF	4,310	374,625
SPDR S&P Biotech ETF	672	99,456
Utilities Select Sector SPDR Fund(c)	1,728	100,846
VanEck Vectors JP Morgan EM Local Currency Bond ETF – Class E	4,312	136,777

Total Investment Companies (cost $33,473,878)		34,230,370

26 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 11.4%
Australia – 1.1%
Australia Government Bond Series 142 4.25%, 04/21/2026(b)	AUD	605	$545,679
Series 144 3.75%, 04/21/2037(b)		275	254,333
Series 145 2.75%, 06/21/2035(b)		351	291,156
Series 150 3.00%, 03/21/2047(b)		625	510,040
Series 161 0.25%, 11/21/2025(b)		135	101,517

			1,702,725

Austria – 0.2%
Republic of Austria Government Bond 0.50%, 02/20/2029(b)	EUR	189	241,054

Belgium – 0.1%
Kingdom of Belgium Government Bond Series 76 1.90%, 06/22/2038(b)		95	143,891

Canada – 0.1%
Canadian Government Bond 0.25%, 03/01/2026	CAD	185	140,018

China – 1.1%
China Government Bond Series 1916 3.12%, 12/05/2026	CNY	7,590	1,178,366
Series INBK 3.39%, 03/16/2050		3,560	504,369

			1,682,735

Colombia – 0.4%
Colombian TES Series B 5.75%, 11/03/2027	COP	2,181,000	613,365

Finland – 0.1%
Finland Government Bond 0.50%, 09/15/2027-09/15/2028(b)	EUR	92	117,484

France – 0.1%
French Republic Government Bond OAT 1.50%, 05/25/2050(b)		95	139,314

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Germany – 0.4%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 08/15/2050(b)	EUR	60	$68,418
Series 2007 4.25%, 07/04/2039(b)		153	330,176
Series 3 4.75%, 07/04/2034(b)		110	221,138

			619,732

Italy – 1.1%
Italy Buoni Poliennali Del Tesoro 0.95%, 09/15/2027(b)		920	1,150,787
1.80%, 03/01/2041(b)		444	571,445

			1,722,232

Japan – 3.1%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	101,550	950,833
Series 359 0.10%, 06/20/2030		75,050	702,018
Japan Government Thirty Year Bond Series 62 0.50%, 03/20/2049		13,700	121,220
Series 65 0.40%, 12/20/2049		39,650	339,570
Series 68 0.60%, 09/20/2050		33,250	299,975
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		27,400	298,067
Series 171 0.30%, 12/20/2039		26,000	233,796
Japan Government Two Year Bond Series 416 0.10%, 09/01/2022		74,100	697,525
Series 419 0.10%, 12/01/2022		110,800	1,043,492

			4,686,496

Malaysia – 0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	670	182,665

Mexico – 0.0%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	1,065	55,758

28 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Korea – 0.5%
Korea Treasury Bond Series 2503 1.50%, 03/10/2025	KRW	820,400	$734,040

Spain – 0.2%
Spain Government Bond 1.20%, 10/31/2040(b)	EUR	165	206,721
2.35%, 07/30/2033(b)		62	90,648
4.20%, 01/31/2037(b)		40	73,129

			370,498

United Kingdom – 0.5%
United Kingdom Gilt 1.25%, 10/22/2041(b)	GBP	105	143,832
1.75%, 09/07/2037(b)		447	670,719

			814,551

United States – 2.3%
U.S. Treasury Bonds 1.125%, 08/15/2040(h)(i)	U.S.$	905	763,876
4.625%, 02/15/2040		85	120,873
U.S. Treasury Notes 0.25%, 05/31/2025		538	529,426
1.625%, 10/31/2026		335	347,876
2.125%, 05/31/2026(i)		1,420	1,514,297
2.875%, 11/30/2025		275	302,629

			3,578,977

Total Governments - Treasuries (cost $17,543,334)			17,545,535

CORPORATES - INVESTMENT GRADE – 5.2%
Industrial – 2.6%
Basic – 0.1%
SABIC Capital II BV 4.00%, 10/10/2023(b)		200	216,000

Capital Goods – 0.0%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024		16	17,456

Communications - Media – 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.375%, 05/01/2047		65	75,288
Fox Corp. 4.709%, 01/25/2029		90	105,157

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ViacomCBS, Inc. 3.70%, 06/01/2028	U.S.$	12	$13,244
4.20%, 05/19/2032		21	24,049
4.95%, 01/15/2031		5	5,990
5.50%, 05/15/2033		40	49,370

			273,098

Communications - Telecommunications – 0.2%
AT&T, Inc. 1.60%, 05/19/2028	EUR	105	134,990
3.50%, 09/15/2053(b)	U.S.$	20	18,127
3.65%, 09/15/2059(b)		69	62,843
British Telecommunications PLC 9.625%, 12/15/2030		75	118,290

			334,250

Consumer Cyclical - Automotive – 0.2%
American Honda Finance Corp. 1.95%, 10/18/2024	EUR	100	129,077
Daimler International Finance BV 0.25%, 11/06/2023(b)		80	97,047
0.85%, 02/28/2025(b)		35	43,421
Lear Corp. 3.50%, 05/30/2030	U.S.$	6	6,369
4.25%, 05/15/2029		5	5,575
Volkswagen Leasing GmbH 2.625%, 01/15/2024(b)	EUR	60	77,469

			358,958

Consumer Cyclical - Retailers – 0.1%
Ralph Lauren Corp. 2.95%, 06/15/2030	U.S.$	71	74,883
Ross Stores, Inc. 4.70%, 04/15/2027		15	17,261

			92,144

Consumer Non-Cyclical – 0.7%
AbbVie, Inc. 0.75%, 11/18/2027	EUR	100	123,541
Altria Group, Inc. 3.125%, 06/15/2031		140	196,505
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049	U.S.$	65	83,820
Banner Health 2.338%, 01/01/2030		70	71,679
BAT Capital Corp. 4.906%, 04/02/2030		25	28,877

30 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Biogen, Inc. 3.15%, 05/01/2050	U.S.$	74	$69,849
Bon Secours Mercy Health, Inc. Series 20-2 2.095%, 06/01/2031		54	53,798
CVS Health Corp. 5.05%, 03/25/2048		55	68,705
Gilead Sciences, Inc. 4.80%, 04/01/2044		45	55,261
Medtronic Global Holdings SCA 1.125%, 03/07/2027	EUR	120	152,736
Takeda Pharmaceutical Co., Ltd. 0.75%, 07/09/2027		110	136,090

			1,040,861

Energy – 0.6%
BP Capital Markets PLC 1.573%, 02/16/2027(b)		100	129,872
Cenovus Energy, Inc. 5.375%, 07/15/2025	U.S.$	18	20,347
Chevron USA, Inc. 5.25%, 11/15/2043		105	140,368
Energy Transfer Operating LP 5.50%, 06/01/2027		90	104,940
Eni SpA Series NC5. 2.625%, 10/13/2025(b)(j)	EUR	100	124,878
Husky Energy, Inc. 4.40%, 04/15/2029	U.S.$	94	103,280
Marathon Petroleum Corp. 6.50%, 03/01/2041		15	20,064
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		9	9,192
3.80%, 09/15/2030(c)		18	18,579
4.50%, 12/15/2026		6	6,629
Saudi Arabian Oil Co. 1.625%, 11/24/2025(b)(c)		200	201,950
Valero Energy Corp. 6.625%, 06/15/2037		20	26,265

			906,364

Technology – 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028		9	9,651
3.875%, 01/15/2027		31	33,876

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom, Inc. 3.50%, 02/15/2041(b)	U.S.$	50	$49,342
3.75%, 02/15/2051(b)		17	16,599
4.11%, 09/15/2028		27	29,854
Fidelity National Information Services, Inc. 0.625%, 12/03/2025	EUR	100	122,948
1.00%, 12/03/2028		100	123,418
Fiserv, Inc. 1.125%, 07/01/2027		105	132,247
Oracle Corp. 3.60%, 04/01/2050	U.S.$	35	36,106
3.85%, 04/01/2060		44	47,023

			601,064

Transportation - Services – 0.1%
Heathrow Funding Ltd. 6.75%, 12/03/2026(b)	GBP	60	104,975

			3,945,170

Financial Institutions – 2.5%
Banking – 1.5%
Banco Bilbao Vizcaya Argentaria SA Series G 0.50%, 01/14/2027(b)	EUR	100	120,674
Bank of America Corp. 1.379%, 02/07/2025(b)		105	131,578
4.271%, 07/23/2029	U.S.$	56	64,696
BNP Paribas SA 0.50%, 09/01/2028(b)	EUR	100	120,170
Citigroup, Inc. 1.50%, 07/24/2026(b)		110	140,076
4.45%, 09/29/2027	U.S.$	60	68,815
Credit Suisse Group AG 4.194%, 04/01/2031(b)		250	283,155
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		150	163,569
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(b)	EUR	125	156,098
2.60%, 02/07/2030	U.S.$	69	71,595
ING Groep NV 3.00%, 02/18/2026(b)	GBP	100	151,323
JPMorgan Chase & Co. 1.09%, 03/11/2027(b)	EUR	100	125,775
Series I 3.682% (LIBOR 3 Month + 3.47%), 04/30/2021(j)(k)	U.S.$	6	5,977
Series V 3.558% (LIBOR 3 Month + 3.32%), 04/01/2021(j)(k)		7	6,957

32 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series Z 4.005% (LIBOR 3 Month + 3.80%), 05/01/2021(j)(k)	U.S.$	14	$13,977
Mitsubishi UFJ Financial Group, Inc. 0.872%, 09/07/2024(b)	EUR	100	124,048
Morgan Stanley Series G 1.375%, 10/27/2026		100	127,980
NatWest Markets PLC 2.75%, 04/02/2025(b)		100	133,233
PNC Financial Services Group, Inc. (The) Series O 6.75%, 08/01/2021(j)	U.S.$	9	9,171
US Bancorp Series I 3.727% (LIBOR 3 Month + 3.49%), 03/29/2021(j)(k)		24	23,873
Series J 5.30%, 04/15/2027(j)		46	50,994
Wells Fargo & Co. 0.625%, 08/14/2030(b)	EUR	125	149,419

			2,243,153

Brokerage – 0.1%
SURA Asset Management SA 4.875%, 04/17/2024(b)	U.S.$	107	117,299

Finance – 0.1%
Air Lease Corp. 3.625%, 04/01/2027		14	15,032
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		12	11,767
4.125%, 08/01/2025(b)		27	28,873
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027	EUR	50	74,806
Synchrony Financial 3.95%, 12/01/2027	U.S.$	15	16,449
4.50%, 07/23/2025		62	69,154

			216,081

Insurance – 0.7%
Alleghany Corp. 3.625%, 05/15/2030		79	87,753
Berkshire Hathaway, Inc. 1.125%, 03/16/2027	EUR	100	127,543
Chubb INA Holdings, Inc. 0.875%, 06/15/2027		125	156,361
1.55%, 03/15/2028		100	129,860

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CNP Assurances 4.50%, 06/10/2047(b)	EUR	100	$144,043
Credit Agricole Assurances SA 4.25%, 01/13/2025(b)(j)		100	132,677
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)	U.S.$	21	35,430
Prudential Financial, Inc. 5.625%, 06/15/2043		98	104,927
Swiss Re America Holding Corp. 7.00%, 02/15/2026		77	97,443
Voya Financial, Inc. 5.65%, 05/15/2053		48	51,218

			1,067,255

REITS – 0.1%
WPC Eurobond BV 0.95%, 06/01/2030	EUR	100	119,423

			3,763,211

Utility – 0.1%
Electric – 0.1%
Enel Finance International NV 2.65%, 09/10/2024(b)	U.S.$	200	211,300

Total Corporates - Investment Grade (cost $7,502,554)			7,919,681

MORTGAGE PASS-THROUGHS – 2.3%
Agency Fixed Rate 30-Year – 2.3%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		162	175,539
Federal Home Loan Mortgage Corp. Gold Series 2007 5.50%, 07/01/2035		22	25,720
Series 2018 4.00%, 12/01/2048		101	110,184
Federal National Mortgage Association Series 2004 5.50%, 04/01/2034		2	2,684
Series 2018 3.50%, 03/01/2048		343	372,825
4.00%, 09/01/2048		241	262,495
4.50%, 09/01/2048		159	174,229
Series 2020 2.50%, 07/01/2050-10/01/2050		328	344,205
Government National Mortgage Association Series 2021 3.00%, 03/01/2051, TBA		224	233,030

34 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Uniform Mortgage-Backed Security Series 2021 1.50%, 03/01/2051, TBA	U.S.$	175	$171,213
2.00%, 03/01/2051, TBA		721	724,522
2.50%, 03/01/2051, TBA		818	844,841

			3,441,487

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2011 2.983% (LIBOR 12 Month + 1.76%), 05/01/2038(k)		23	24,338
Federal National Mortgage Association Series 2003 2.221% (LIBOR 12 Month + 1.81%), 12/01/2033(k)		17	18,056

			42,394

Total Mortgage Pass-Throughs (cost $3,455,768)			3,483,881

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Chile – 0.1%
Chile Government International Bond 1.625%, 01/30/2025	EUR	120	153,564

France – 0.2%
Dexia Credit Local SA 0.25%, 06/01/2023(b)		100	122,564
0.50%, 01/17/2025(b)		200	248,576

			371,140

Indonesia – 0.1%
Indonesia Government International Bond 1.10%, 03/12/2033		115	135,631

Mexico – 0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	200	224,250

Panama – 0.1%
Panama Government International Bond 8.875%, 09/30/2027		60	83,006

Peru – 0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		86	89,252

Total Governments - Sovereign Bonds (cost $1,045,554)			1,056,843

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
China – 0.5%
China Development Bank Series 1805 4.88%, 02/09/2028	CNY	2,100	$350,303
Series 2015 3.70%, 10/20/2030		2,250	346,116

			696,419

Indonesia – 0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.125%, 05/15/2027(b)	U.S.$	200	216,313

Mexico – 0.0%
Petroleos Mexicanos 5.95%, 01/28/2031		10	9,635
6.75%, 09/21/2047		75	65,644

			75,279

Total Quasi-Sovereigns (cost $962,980)			988,011

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.6%
Non-Agency Floating Rate CMBS – 0.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.112% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(k)		100	99,632
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.112% (LIBOR 1 Month + 1.00%), 04/15/2034(b)(k)		105	104,462
Great Wolf Trust Series 2019-WOLF, Class C 1.745% (LIBOR 1 Month + 1.63%), 12/15/2036(b)(k)		210	207,922
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class C 1.812% (LIBOR 1 Month + 1.70%), 08/15/2032(b)(k)		160	159,146
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.612% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(k)		105	105,314

			676,476

36 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate CMBS – 0.1%
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 04/10/2031(b)	U.S.$	32	$31,849
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		134	133,616

			165,465

Total Commercial Mortgage-Backed Securities (cost $842,919)			841,941

INFLATION-LINKED SECURITIES – 0.5%
Germany – 0.5%
Deutsche Bundesrepublik Inflation Linked Bond 0.10%, 04/15/2026(b) (cost $709,384)	EUR	537	704,027

COVERED BONDS – 0.4%
BPCE SFH SA 0.375%, 02/21/2024(b)		100	123,558
Caisse Francaise de Financement Local Series 06 0.20%, 04/27/2023(b)		100	122,393
Danske Bank A/S 0.125%, 02/14/2022(b)		120	145,655
Nationwide Building Society 4.375%, 02/28/2022(b)		150	189,762
UBS AG/London 4.00%, 04/08/2022(b)		84	106,356

Total Covered Bonds (cost $630,219)			687,724

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Connecticut Avenue Securities Trust Series 2020-R02, Class 2M1 0.88% (LIBOR 1 Month + 0.75%), 01/25/2040(b)(k)	U.S.$	19	19,347
Eagle RE Ltd. Series 2018-1, Class M1 1.83% (LIBOR 1 Month + 1.70%), 11/25/2028(b)(k)		60	60,508
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M1 1.33% (LIBOR 1 Month + 1.20%), 10/25/2029(k)		37	37,374

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.03% (LIBOR 1 Month + 4.90%), 11/25/2024(k)	U.S.$	71	$73,254
Series 2014-C04, Class 2M2 5.13% (LIBOR 1 Month + 5.00%), 11/25/2024(k)		48	48,392
Series 2015-C01, Class 2M2 4.68% (LIBOR 1 Month + 4.55%), 02/25/2025(k)		7	7,260
Series 2016-C01, Class 2M2 7.08% (LIBOR 1 Month + 6.95%), 08/25/2028(k)		23	23,994
Series 2016-C02, Class 1M2 6.13% (LIBOR 1 Month + 6.00%), 09/25/2028(k)		26	27,194
Series 2016-C06, Class 1M2 4.38% (LIBOR 1 Month + 4.25%), 04/25/2029(k)		168	175,314
Series 2017-C01, Class 1M2 3.68% (LIBOR 1 Month + 3.55%), 07/25/2029(k)		62	63,628
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.128% (LIBOR 1 Month + 2.00%), 03/27/2024(b)(k)		88	83,763

			620,028

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.688%, 05/28/2035		33	31,136

Total Collateralized Mortgage Obligations (cost $657,255)			651,164

ASSET-BACKED SECURITIES – 0.4%
Autos - Fixed Rate – 0.3%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class C 4.95%, 03/20/2025(b)		120	129,690
Flagship Credit Auto Trust Series 2018-3, Class D 4.15%, 12/16/2024(b)		78	82,259
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		26	25,653
Series 2019-1A, Class B 4.10%, 03/25/2023(b)		165	165,111

			402,713

38 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(b)	U.S.$	85	$90,554
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(b)		115	117,370

			207,924

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.255% (LIBOR 1 Month + 1.13%), 12/25/2032(k)		7	7,102

Total Asset-Backed Securities (cost $594,567)			617,739

GOVERNMENTS - SOVEREIGN AGENCIES – 0.4%
Canada – 0.2%
Canada Housing Trust No. 1 1.80%, 12/15/2024(b)	CAD	85	69,057
1.95%, 12/15/2025(b)		275	223,995

			293,052

France – 0.2%
SNCF Reseau 3.125%, 10/25/2028	EUR	153	148,922
Societe Nationale SNCF SA 0.625%, 04/17/2030(b)		129	124,719

			273,641

Total Governments - Sovereign Agencies (cost $579,447)			566,693

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.3%
Canada – 0.3%
Province of Ontario Canada 6.50%, 03/08/2029	CAD	240	253,771
Province of Quebec Canada 2.75%, 09/01/2027		305	257,728

Total Local Governments - Provincial Bonds (cost $508,668)			511,499

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
CLO - Floating Rate – 0.3%
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 2.024% (LIBOR 3 Month + 1.80%), 07/21/2031(b)(k)	U.S.$	250	$250,028
Neuberger Berman Loan Advisers CLO Ltd. Series 2018-29A, Class B1 1.923% (LIBOR 3 Month + 1.70%), 10/19/2031(b)(k)		250	250,124

Total Collateralized Loan Obligations (cost $500,000)			500,152

		Shares
SHORT-TERM INVESTMENTS – 11.2%
Investment Companies – 11.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(l) (cost $17,134,141)		17,134,141	17,134,141

Total Investments Before Security Lending Collateral for Securities Loaned – 98.7% (cost $137,177,093)			151,408,888

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(f)(g)(l) (cost $1,913,241)		1,913,241	1,913,241

Total Investments – 100.0% (cost $139,090,334)			153,322,129
Other assets less liabilities – 0.0%			20,321

Net Assets – 100.0%			$153,342,450

40 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	17	March 2021	$1,792,976	$(116,175)
10 Yr Canadian Bond Futures	12	June 2021	1,318,058	(23,311)
BIST 30 Futures	1	April 2021	2,079	(46)
E-Mini Russell 2000 Futures	24	March 2021	2,639,040	348,622
Euro STOXX 50 Index Futures	16	March 2021	700,185	5,741
Euro-BTP Futures	20	March 2021	3,614,826	(18,291)
Euro-Schatz Futures	3	March 2021	406,016	(565)
FTSE KLCI Futures	26	March 2021	502,977	(832)
FTSE Taiwan Index Futures	10	March 2021	554,200	(13,777)
Long Gilt Futures	28	June 2021	4,984,257	(39,669)
MSCI Emerging Markets Futures	106	March 2021	7,091,930	473,181
OMXS30 Index Futures	8	March 2021	189,960	(3,787)
S&P Mid 400 E-Mini Futures	1	March 2021	249,470	25,922
S&P/TSX 60 Index Futures	1	March 2021	168,443	(2,568)
SET 50 Futures	1	March 2021	6,157	36
SPI 200 Futures	1	March 2021	127,517	(2,648)
TOPIX Index Futures	1	March 2021	175,946	5,341
U.S. T-Note 5 Yr (CBT) Futures	60	June 2021	7,438,125	(58,920)
U.S. Ultra Bond (CBT) Futures	47	June 2021	8,885,938	(34,155)
WIG 20 Index Futures	14	March 2021	143,456	(1,562)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	20	March 2021	2,829,401	13,283
E-Mini Russell 1000 Futures	12	March 2021	1,295,280	(26,974)
Euro Buxl 30 Yr Bond Futures	4	March 2021	1,012,634	67,490
Euro-BOBL Futures	6	March 2021	971,587	2,684
Euro-Bund Futures	14	March 2021	2,929,022	58,320
Japan 10 Yr Bond (OSE) Futures	1	March 2021	1,413,012	13,268
MEX BOLSA Index Futures	7	March 2021	149,436	2,925
MSCI EAFE Futures	1	March 2021	108,200	(3,352)
S&P 500 E-Mini Futures	74	March 2021	14,094,040	(164,895)
SGX Nifty 50 Futures	32	March 2021	929,568	34,218
U.S. 10 Yr Ultra Futures	2	June 2021	294,688	2,786
U.S. T-Note 10 Yr (CBT) Futures	26	June 2021	3,450,688	44,003
U.S. T-Note 2 Yr (CBT) Futures	21	June 2021	4,636,078	3,583

				$589,876

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	1,348	USD	207	04/22/2021	$152
Australia and New Zealand Banking Group Ltd.	HKD	20,963	USD	2,704	08/13/2021	745
Bank of America, NA	USD	390	CLP	275,311	03/18/2021	(10,020)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	6,974	USD	94	03/24/2021	$970
Bank of America, NA	USD	111	RUB	8,463	03/24/2021	1,843
Barclays Bank PLC	NZD	1,021	USD	761	03/17/2021	22,948
Barclays Bank PLC	GBP	575	USD	797	03/17/2021	(4,643)
Barclays Bank PLC	USD	1,418	NOK	11,830	03/17/2021	(53,774)
Barclays Bank PLC	COP	4,612,135	USD	1,325	03/18/2021	61,270
Barclays Bank PLC	RUB	26,543	USD	358	03/24/2021	3,620
Barclays Bank PLC	CZK	20,758	USD	969	03/24/2021	11,480
Barclays Bank PLC	USD	354	RUB	26,842	03/24/2021	4,308
Barclays Bank PLC	MYR	4,054	USD	999	03/25/2021	3,111
Barclays Bank PLC	MYR	1,337	USD	321	03/25/2021	(7,111)
Barclays Bank PLC	USD	643	MYR	2,598	03/25/2021	(5,306)
Barclays Bank PLC	USD	1,097	MYR	4,527	03/25/2021	14,886
Barclays Bank PLC	KRW	449,950	USD	403	04/22/2021	3,847
Barclays Bank PLC	USD	353	KRW	385,707	04/22/2021	(10,761)
Barclays Bank PLC	TWD	3,663	USD	132	04/27/2021	(291)
Barclays Bank PLC	USD	640	TWD	17,689	04/27/2021	(1,488)
BNP Paribas SA	BRL	2,389	USD	438	03/02/2021	11,803
BNP Paribas SA	USD	437	BRL	2,389	03/02/2021	(10,849)
BNP Paribas SA	USD	848	CAD	1,075	03/17/2021	(3,054)
BNP Paribas SA	COP	2,541,669	USD	739	03/18/2021	42,848
BNP Paribas SA	USD	94	CLP	66,948	03/18/2021	(1,600)
BNP Paribas SA	PLN	659	USD	176	03/24/2021	313
BNP Paribas SA	USD	231	AUD	290	03/30/2021	(7,797)
BNP Paribas SA	GBP	1,244	USD	1,696	04/09/2021	(38,555)
BNP Paribas SA	USD	583	GBP	412	04/09/2021	(8,163)
BNP Paribas SA	SEK	2,647	USD	321	04/15/2021	7,386
BNP Paribas SA	CAD	1,027	USD	809	04/22/2021	2,089
BNP Paribas SA	USD	143	CNY	925	04/22/2021	(788)
BNP Paribas SA	USD	192	JPY	20,371	05/20/2021	(932)
Citibank, NA	CLP	137,595	USD	187	03/18/2021	(2,714)
Citibank, NA	PEN	841	USD	231	03/18/2021	656
Citibank, NA	USD	66	CLP	46,921	03/18/2021	(1,445)
Citibank, NA	USD	187	CLP	137,822	03/18/2021	3,520
Citibank, NA	USD	284	COP	1,008,165	03/18/2021	(8,108)
Citibank, NA	INR	19,645	USD	269	04/15/2021	5,064
Citibank, NA	KRW	640,929	USD	588	04/22/2021	19,216
Citibank, NA	TWD	15,149	USD	550	04/27/2021	3,166
Citibank, NA	CHF	478	USD	538	05/06/2021	11,763
Citibank, NA	USD	352	CHF	318	05/06/2021	(1,771)
Credit Suisse International	USD	256	NZD	344	03/05/2021	(6,845)
Credit Suisse International	USD	179	NOK	1,498	04/15/2021	(6,587)
Credit Suisse International	PHP	4,487	USD	93	04/22/2021	1,836
Deutsche Bank AG	CLP	773,691	USD	1,086	03/18/2021	16,794
Deutsche Bank AG	CLP	297,837	USD	409	03/18/2021	(2,556)
Deutsche Bank AG	PEN	855	USD	235	03/18/2021	132
Deutsche Bank AG	USD	189	PEN	683	03/18/2021	(2,015)
Deutsche Bank AG	USD	275	CLP	195,734	03/18/2021	(4,249)
Deutsche Bank AG	USD	205	COP	731,243	03/18/2021	(4,650)
Deutsche Bank AG	RUB	43,699	USD	588	03/24/2021	3,777
Deutsche Bank AG	USD	1,464	INR	108,688	04/15/2021	(3,391)

42 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	32	IDR	450,412	04/15/2021	$(682)
Deutsche Bank AG	KRW	118,526	USD	107	04/22/2021	1,537
Goldman Sachs Bank USA	BRL	1,020	USD	187	03/02/2021	4,840
Goldman Sachs Bank USA	USD	186	BRL	1,020	03/02/2021	(3,523)
Goldman Sachs Bank USA	PEN	4,227	USD	1,168	03/18/2021	10,103
Goldman Sachs Bank USA	USD	280	PEN	1,013	03/18/2021	(2,421)
Goldman Sachs Bank USA	RUB	27,103	USD	366	03/24/2021	4,044
Goldman Sachs Bank USA	USD	113	RUB	8,382	03/24/2021	(960)
Goldman Sachs Bank USA	USD	140	RUB	10,625	03/24/2021	2,269
Goldman Sachs Bank USA	USD	257	MYR	1,048	03/25/2021	356
Goldman Sachs Bank USA	USD	48	BRL	262	04/05/2021	(1,437)
Goldman Sachs Bank USA	USD	275	IDR	3,892,142	04/15/2021	(6,280)
Goldman Sachs Bank USA	KRW	123,773	USD	113	04/22/2021	2,947
Goldman Sachs Bank USA	PHP	4,487	USD	93	04/22/2021	1,816
Goldman Sachs Bank USA	CNY	1,827	USD	282	04/22/2021	1,436
Goldman Sachs Bank USA	USD	94	KRW	101,792	04/22/2021	(3,355)
Goldman Sachs Bank USA	TWD	7,927	USD	290	07/07/2021	464
HSBC Bank USA	USD	89	IDR	1,253,221	04/15/2021	(2,996)
HSBC Bank USA	USD	345	CNY	2,238	04/22/2021	(1,216)
JPMorgan Chase Bank, NA	BRL	866	USD	161	03/02/2021	6,571
JPMorgan Chase Bank, NA	USD	157	BRL	866	03/02/2021	(2,069)
JPMorgan Chase Bank, NA	IDR	1,241,217	USD	88	04/15/2021	2,314
JPMorgan Chase Bank, NA	KRW	192,132	USD	173	04/22/2021	2,631
JPMorgan Chase Bank, NA	CNY	1,816	USD	280	04/22/2021	1,159
JPMorgan Chase Bank, NA	CAD	651	USD	521	04/22/2021	9,289
Morgan Stanley Capital Services, Inc.	EUR	1,063	USD	1,289	03/17/2021	6,264
Morgan Stanley Capital Services, Inc.	MYR	781	USD	187	03/25/2021	(4,401)
Morgan Stanley Capital Services, Inc.	USD	238	MYR	965	03/25/2021	(1,221)
Morgan Stanley Capital Services, Inc.	AUD	2,508	USD	1,946	03/30/2021	16,279
Morgan Stanley Capital Services, Inc.	CNY	14,416	USD	2,219	04/22/2021	5,703
Morgan Stanley Capital Services, Inc.	USD	94	KRW	103,725	04/22/2021	(1,998)
Morgan Stanley Capital Services, Inc.	TWD	17,668	USD	641	04/27/2021	3,389
Morgan Stanley Capital Services, Inc.	JPY	615,181	USD	5,807	05/20/2021	30,161
Natwest Markets PLC	BRL	357	USD	65	03/02/2021	852
Natwest Markets PLC	USD	66	BRL	357	03/02/2021	(2,767)
Natwest Markets PLC	COP	842,054	USD	237	03/18/2021	6,686
Natwest Markets PLC	CLP	195,867	USD	265	03/18/2021	(6,062)
Natwest Markets PLC	USD	238	CLP	171,742	03/18/2021	(385)
Natwest Markets PLC	USD	139	COP	481,904	03/18/2021	(6,483)
Natwest Markets PLC	USD	327	RUB	24,197	03/24/2021	(3,852)
Natwest Markets PLC	MYR	466	USD	114	03/25/2021	53
Natwest Markets PLC	USD	189	MYR	762	03/25/2021	(1,429)
Natwest Markets PLC	MXN	6,936	USD	330	04/16/2021	(219)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	161	TWD	4,438	04/27/2021	$(1,045)
Standard Chartered Bank	EUR	565	USD	685	03/15/2021	3,430
Standard Chartered Bank	COP	517,976	USD	147	03/18/2021	4,858
Standard Chartered Bank	PEN	1,595	USD	442	03/18/2021	4,398
Standard Chartered Bank	USD	299	PEN	1,092	03/18/2021	(70)
Standard Chartered Bank	USD	414	COP	1,440,135	03/18/2021	(19,614)
Standard Chartered Bank	USD	659	TRY	4,728	03/26/2021	(29,742)
Standard Chartered Bank	IDR	2,050,207	USD	146	04/15/2021	4,101
Standard Chartered Bank	KRW	104,787	USD	94	04/22/2021	528
Standard Chartered Bank	PHP	31,867	USD	656	04/22/2021	7,842
Standard Chartered Bank	USD	1,136	CNY	7,381	04/22/2021	(2,903)
Standard Chartered Bank	USD	94	KRW	103,821	04/22/2021	(2,236)
Standard Chartered Bank	TWD	18,364	USD	664	04/27/2021	669
Standard Chartered Bank	USD	286	TWD	7,927	07/07/2021	2,830
State Street Bank & Trust Co.	NZD	1,709	USD	1,226	03/05/2021	(8,926)
State Street Bank & Trust Co.	USD	269	NZD	369	03/05/2021	(1,737)
State Street Bank & Trust Co.	USD	1,184	NZD	1,650	03/05/2021	8,043
State Street Bank & Trust Co.	NZD	197	AUD	183	03/05/2021	(1,906)
State Street Bank & Trust Co.	THB	10,716	USD	357	03/11/2021	1,529
State Street Bank & Trust Co.	SGD	238	USD	179	03/11/2021	545
State Street Bank & Trust Co.	USD	559	SGD	737	03/11/2021	(5,830)
State Street Bank & Trust Co.	USD	873	THB	26,159	03/11/2021	(5,006)
State Street Bank & Trust Co.	CAD	521	USD	405	03/15/2021	(4,647)
State Street Bank & Trust Co.	CAD	187	USD	148	03/15/2021	765
State Street Bank & Trust Co.	EUR	71	USD	87	03/15/2021	1,018
State Street Bank & Trust Co.	EUR	81	USD	96	03/15/2021	(2,063)
State Street Bank & Trust Co.	USD	539	EUR	443	03/15/2021	(4,674)
State Street Bank & Trust Co.	USD	408	CAD	520	03/15/2021	726
State Street Bank & Trust Co.	USD	149	CAD	188	03/15/2021	(1,525)
State Street Bank & Trust Co.	SEK	2,819	USD	343	03/17/2021	8,834
State Street Bank & Trust Co.	EUR	3,934	USD	4,791	03/17/2021	42,898
State Street Bank & Trust Co.	NOK	671	USD	79	03/17/2021	2,110
State Street Bank & Trust Co.	AUD	1,504	USD	1,174	03/17/2021	17,100
State Street Bank & Trust Co.	EUR	1,046	USD	1,258	03/17/2021	(4,849)
State Street Bank & Trust Co.	NZD	325	USD	233	03/17/2021	(1,851)
State Street Bank & Trust Co.	CHF	446	USD	499	03/17/2021	8,820
State Street Bank & Trust Co.	GBP	208	USD	294	03/17/2021	4,352
State Street Bank & Trust Co.	GBP	42	USD	59	03/17/2021	(181)
State Street Bank & Trust Co.	USD	3,457	EUR	2,833	03/17/2021	(37,723)
State Street Bank & Trust Co.	USD	355	GBP	256	03/17/2021	2,157
State Street Bank & Trust Co.	USD	474	CAD	602	03/17/2021	(1,303)
State Street Bank & Trust Co.	USD	736	EUR	612	03/17/2021	2,351
State Street Bank & Trust Co.	USD	80	NOK	671	03/17/2021	(3,020)
State Street Bank & Trust Co.	USD	410	SEK	3,412	03/17/2021	(5,764)
State Street Bank & Trust Co.	USD	1,203	JPY	127,463	03/17/2021	(7,373)
State Street Bank & Trust Co.	HUF	162,069	USD	549	03/24/2021	9,633
State Street Bank & Trust Co.	PLN	3,515	USD	946	03/24/2021	8,405
State Street Bank & Trust Co.	EUR	231	USD	283	03/24/2021	4,479
State Street Bank & Trust Co.	USD	94	EUR	78	03/24/2021	(515)
State Street Bank & Trust Co.	USD	833	PLN	3,074	03/24/2021	(12,954)
State Street Bank & Trust Co.	PLN	695	EUR	153	03/24/2021	(785)
State Street Bank & Trust Co.	USD	484	CZK	10,373	03/24/2021	(5,318)

44 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	ILS	2,791	USD	854	03/25/2021	$10,875
State Street Bank & Trust Co.	USD	113	ILS	369	03/25/2021	(1,719)
State Street Bank & Trust Co.	TRY	2,649	USD	367	03/26/2021	14,285
State Street Bank & Trust Co.	USD	147	TRY	1,121	03/26/2021	2,049
State Street Bank & Trust Co.	USD	315	TRY	2,299	03/26/2021	(8,329)
State Street Bank & Trust Co.	AUD	987	USD	766	03/30/2021	6,748
State Street Bank & Trust Co.	AUD	386	USD	295	03/30/2021	(2,004)
State Street Bank & Trust Co.	USD	902	AUD	1,164	03/30/2021	(6,205)
State Street Bank & Trust Co.	USD	446	AUD	585	03/30/2021	3,994
State Street Bank & Trust Co.	ZAR	3,462	USD	233	04/08/2021	5,439
State Street Bank & Trust Co.	USD	292	ZAR	4,312	04/08/2021	(8,276)
State Street Bank & Trust Co.	GBP	996	USD	1,361	04/09/2021	(26,940)
State Street Bank & Trust Co.	USD	339	GBP	240	04/09/2021	(4,304)
State Street Bank & Trust Co.	USD	1,497	GBP	1,090	04/09/2021	22,087
State Street Bank & Trust Co.	EUR	78	GBP	69	04/09/2021	2,745
State Street Bank & Trust Co.	USD	95	EUR	78	04/09/2021	(1,255)
State Street Bank & Trust Co.	USD	95	CHF	84	04/09/2021	(2,109)
State Street Bank & Trust Co.	CHF	167	GBP	138	04/09/2021	9,041
State Street Bank & Trust Co.	NOK	5,906	USD	690	04/15/2021	8,353
State Street Bank & Trust Co.	SEK	3,801	USD	456	04/15/2021	5,376
State Street Bank & Trust Co.	SEK	785	USD	93	04/15/2021	(184)
State Street Bank & Trust Co.	USD	869	SEK	7,231	04/15/2021	(11,758)
State Street Bank & Trust Co.	USD	792	NOK	6,698	04/15/2021	(19,998)
State Street Bank & Trust Co.	MXN	3,014	USD	147	04/16/2021	3,373
State Street Bank & Trust Co.	MXN	966	USD	46	04/16/2021	(59)
State Street Bank & Trust Co.	USD	1,063	MXN	21,963	04/16/2021	(18,197)
State Street Bank & Trust Co.	TRY	1,048	USD	141	04/19/2021	3,033
State Street Bank & Trust Co.	EUR	59	USD	71	04/19/2021	427
State Street Bank & Trust Co.	EUR	113	TRY	1,047	04/19/2021	2,031
State Street Bank & Trust Co.	USD	686	CAD	865	04/22/2021	(6,179)
State Street Bank & Trust Co.	USD	525	CNY	3,399	04/22/2021	(3,053)
State Street Bank & Trust Co.	CHF	1,282	USD	1,435	05/06/2021	23,270
State Street Bank & Trust Co.	USD	191	CHF	170	05/06/2021	(4,174)
State Street Bank & Trust Co.	JPY	76,655	USD	724	05/20/2021	3,940
State Street Bank & Trust Co.	USD	477	JPY	50,468	05/20/2021	(2,774)
State Street Bank & Trust Co.	EUR	287	USD	349	06/16/2021	1,972
State Street Bank & Trust Co.	CAD	107	USD	83	06/16/2021	(819)
State Street Bank & Trust Co.	USD	85	CAD	107	06/16/2021	(865)
UBS AG	BRL	860	USD	156	03/02/2021	2,053
UBS AG	USD	158	BRL	860	03/02/2021	(4,777)
UBS AG	EUR	4,612	USD	5,634	03/17/2021	67,324
UBS AG	CHF	1,163	USD	1,303	03/17/2021	24,458
UBS AG	USD	1,241	SEK	10,284	03/17/2021	(23,103)
UBS AG	RUB	4,476	USD	60	03/24/2021	383
UBS AG	USD	553	RUB	42,058	03/24/2021	8,637
UBS AG	USD	1,000	RUB	74,372	03/24/2021	(6,365)
UBS AG	USD	662	TRY	5,085	03/26/2021	14,726
UBS AG	BRL	860	USD	158	04/05/2021	4,783
UBS AG	KRW	206,658	USD	188	04/22/2021	4,163
UBS AG	USD	300	KRW	333,192	04/22/2021	(4,252)
UBS AG	USD	702	JPY	74,267	05/20/2021	(4,496)

						$179,719

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 28, 5 Year Index, 06/20/2022*	1.00%	Quarterly	0.34%	USD	11,880	$127,070	$62,701	$64,369
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00	Quarterly	0.63	USD	940	16,495	2,886	13,609
CDX-NAIG Series 35, 5 Year Index, 12/20/2025*	1.00	Quarterly	0.56	USD	760	17,367	17,974	(607)
iTraxxx Europe Series 27, 5 Year Index, 06/20/2022*	1.00	Quarterly	0.18	EUR	5,280	82,545	36,587	45,958
iTraxxx Europe Series 29, 5 Year Index, 06/20/2023*	1.00	Quarterly	0.31	EUR	240	5,283	3,023	2,260

						$248,760	$123,171	$125,589

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
GBP	1,430	02/05/2023	6 Month LIBOR	0.177%	Semi-Annual/ Semi-Annual	$(2,859)	$(17)		$(2,842)
USD	3,120	02/09/2023	3 Month LIBOR	0.200%	Quarterly/ Semi-Annual	(2,272)	– 0	–	(2,272)
CAD	1,960	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	55,853	1		55,852
CNY	6,550	02/17/2025	China 7-Day Reverse Repo Rate	2.547%	Quarterly/ Quarterly	(12,401)	– 0	–	(12,401)

46 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
CNY	19,495	02/20/2025	China 7-Day Reverse Repo Rate	2.598%	Quarterly/Quarterly	$(29,497)	$	– 0	–	$(29,497)
CNY	19,785	02/21/2025	China 7-Day Reverse Repo Rate	2.620%	Quarterly/Quarterly	(26,807)		– 0	–	(26,807)
NOK	2,010	08/11/2030	0.825%	6 Month NIBOR	Annual/Semi-Annual	18,259		21,447		(3,188)
NOK	2,010	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/ Annual	(18,383)		– 0	–	(18,383)
NOK	2,430	11/17/2030	1.053%	6 Month NIBOR	Annual/Semi-Annual	18,016		21,122		(3,106)
NOK	2,430	11/17/2030	6 Month NIBOR	1.053%	Semi-Annual/ Annual	(17,991)		– 0	–	(17,991)
NZD	60	11/17/2030	0.785%	3 Month BKBM	Semi-Annual/ Quarterly	4,509		4,811		(302)
NZD	60	11/17/2030	3 Month BKBM	0.785%	Quarterly/Semi-Annual	(4,520)		– 0	–	(4,520)
NZD	1,110	11/23/2030	0.841%	3 Month BKBM	Semi-Annual/ Quarterly	79,585		85,096		(5,511)
NZD	1,110	11/23/2030	3 Month BKBM	0.841%	Quarterly/Semi-Annual	(79,596)		– 0	–	(79,596)
NOK	7,110	11/27/2030	6 Month NIBOR	1.111%	Semi-Annual/ Annual	(48,487)		– 0	–	(48,487)
NOK	2,760	11/27/2030	1.111%	6 Month NIBOR	Annual/Semi-Annual	18,855		21,525		(2,670)
NZD	310	12/02/2030	0.876%	3 Month BKBM	Semi-Annual/ Quarterly	21,768		23,189		(1,421)
NZD	310	12/02/2030	3 Month BKBM	0.876%	Quarterly/Semi-Annual	(21,764)		– 0	–	(21,764)
NOK	1,040	01/04/2031	6 Month NIBOR	1.280%	Semi-Annual/ Annual	(5,499)		– 0	–	(5,499)
NZD	450	01/05/2031	3 Month BKBM	0.978%	Quarterly/Semi-Annual	(29,310)		– 0	–	(29,310)
NZD	100	01/05/2031	0.978%	3 Month BKBM	Semi-Annual/ Quarterly	6,517		6,936		(419)
NZD	250	01/11/2031	3 Month BKBM	1.058%	Quarterly/Semi-Annual	(15,013)		– 0	–	(15,013)
SEK	100	01/11/2031	3 Month STIBOR	0.383%	Quarterly/Annual	(475)		(4)		(471)
NOK	2,840	01/18/2031	6 Month NIBOR	1.331%	Semi-Annual/ Annual	(13,744)		– 0	–	(13,744)
NOK	2,030	01/21/2031	6 Month NIBOR	1.348%	Semi-Annual/ Annual	(9,433)		– 0	–	(9,433)
NZD	450	01/21/2031	3 Month BKBM	1.075%	Quarterly/ Semi-Annual	(26,712)		– 0	–	(26,712)
GBP	290	02/05/2031	0.701%	6 Month LIBOR	Semi-Annual/ Semi-Annual	11,305		21		11,284

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	620	02/09/2031	1.226%	3 Month LIBOR	Semi-Annual/ Quarterly	$16,371	$	– 0	–	$16,371
NOK	2,770	02/19/2031	6 Month NIBOR	1.634%	Semi-Annual/ Annual	(4,780)		– 0	–	(4,780)
CHF	820	02/19/2031	(0.054)%	6 Month LIBOR	Annual/ Semi-Annual	11,810		– 0	–	11,810
NZD	510	02/19/2031	3 Month BKBM	1.616%	Quarterly/ Semi-Annual	(12,532)		– 0	–	(12,532)
EUR	240	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	19,397		– 0	–	19,397
EUR	240	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual /Annual	(31,132)		– 0	–	(31,132)
EUR	240	11/10/2050	0.022%	6 Month EURIBOR	Annual/ Semi-Annual	28,073		1,846		26,227
EUR	240	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	(33,597)		– 0	–	(33,597)

						$(136,486)		$185,973		$(322,459)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	15,560	07/18/2022	1.937%	CPI#	Maturity	$122,890	$	– 0	–	$122,890
Citibank, NA	USD	2,880	06/08/2025	1.242%	CPI#	Maturity	161,067		– 0	–	161,067
Goldman Sachs International	USD	1,230	01/18/2023	2.206%	CPI#	Maturity	(9,208)		– 0	–	(9,208)
JPMorgan Chase Bank, NA	USD	980	01/14/2026	2.236%	CPI#	Maturity	6,190		– 0	–	6,190

							$280,939	$	– 0	–	$280,939

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

48 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
MLABCOVL	LIBOR Plus 0.20%	Quarterly	USD	262		11/15/2021	$4,648
MLABCOVL(1)	LIBOR Plus 0.20%	Quarterly	USD	2,402		01/18/2022	75,835
Citibank, NA
CGABROEC	LIBOR Plus 0.20%	Quarterly	USD	462		10/15/2021	2,380
CGABROEC	LIBOR Plus 0.20%	Quarterly	USD	206		10/15/2021	(2,713)
Goldman Sachs International
Codemasters Group Holdings Plc	LIBOR Plus 0.35%	Monthly	GBP	152		01/05/2023	924
Codemasters Group Holdings Plc	LIBOR Plus 0.35%	Monthly	GBP	53		01/05/2023	325
Codemasters Group Holdings Plc	LIBOR Plus 0.35%	Monthly	GBP	13		01/05/2023	79
Codemasters Group Holdings Plc	LIBOR Plus 0.35%	Monthly	GBP	1		01/05/2023	6
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	54		01/05/2023	48
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	54		01/05/2023	48
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	48		01/05/2023	15
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	5		01/05/2023	2
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	0	**	01/05/2023	– 0	–
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	23		01/05/2023	(6)
G4S PLC	LIBOR Plus 0.35%	Monthly	GBP	31		01/05/2023	(8)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	25		01/05/2023	22
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	37		01/05/2023	14
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	17		01/05/2023	3
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	0	**	01/05/2023	– 0	–
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	39		01/05/2023	(3)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	78		01/05/2023	(3)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	3		01/05/2023	(4)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	3		01/05/2023	(4)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	24	01/05/2023	$(22)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	50	01/05/2023	(22)
RSA Insurance Group PLC	LIBOR Plus 0.35%	Monthly	GBP	60	01/05/2023	(202)
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	59	01/05/2023	99
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	15	01/05/2023	12
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	6	01/05/2023	7
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	2	01/05/2023	1
Signature Aviation PLC	LIBOR Plus 0.35%	Monthly	USD	0	**	01/05/2023	– 0	–
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	3	01/05/2023	(33)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	4	01/05/2023	(74)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	30	01/05/2023	(181)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	59	01/05/2023	(551)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	58	01/05/2023	(1,003)
Siltronic AG	EURIBOR Plus 0.35%	Monthly	EUR	62	01/05/2023	(1,352)
JPMorgan Chase Bank, NA
JPABJVAL(2)	LIBOR Plus 0.10%	Quarterly	JPY	65,735	02/15/2022	(25,097)
JPQABEUV	EURIBOR Plus 0.15%	Quarterly	EUR	246	06/15/2021	(3,143)
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	68	08/12/2022	23,639
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	22	08/12/2022	7,499
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	18	08/12/2022	6,141
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	17	08/12/2022	5,866
KAZ Minerals PLC	LIBOR Plus 0.40%	Monthly	GBP	11	08/12/2022	3,946
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	50	08/12/2022	1,310
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	51	08/12/2022	975
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	52	08/12/2022	571
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	50	08/12/2022	527

50 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	27	08/12/2022	$280
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	25	08/12/2022	207
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	19	08/12/2022	156
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	12	08/12/2022	128
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	11	08/12/2022	124
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	29	08/12/2022	110
William Hill PLC	LIBOR Plus 0.40%	Monthly	GBP	2	08/12/2022	37
Morgan Stanley Capital Services LLC
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	44	01/27/2022	435
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	44	01/27/2022	435
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	8	01/27/2022	81
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	6	01/27/2022	54
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	6	01/27/2022	54
Applegreen PLC	EURIBOR Plus 0.50%	Monthly	EUR	1	01/27/2022	30
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	51	01/27/2022	775
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	51	01/27/2022	762
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	26	01/27/2022	386
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	25	01/27/2022	372
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	12	01/27/2022	194
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	5	01/27/2022	88
Calisen PLC	LIBOR Plus 0.50%	Annual	GBP	2	01/27/2022	29
IMImobile PLC	LIBOR Plus 0.50%	Annual	GBP	133	01/27/2022	1,047
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	54	01/27/2022	462
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	27	01/27/2022	229
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	6	01/27/2022	49
IMImobile PLC	LIBOR Plus 0.50%	Annual	GBP	3	01/27/2022	24

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
IMImobile PLC	LIBOR Plus 0.50%	Monthly	GBP	3	01/27/2022	$24
RTS Futures Contract	0.00%	Monthly	USD	59	03/18/2021	924
RTS Futures Contract	0.00%	Monthly	USD	572	03/18/2021	(19,805)
Tikkurila Oyj	EURIBOR Plus 0.50%	Annual	EUR	113	01/27/2022	37,030
Tikkurila Oyj	EURIBOR Plus 0.50%	Monthly	EUR	48	01/27/2022	51

Pay Total Return on Reference Obligation
Goldman Sachs International
Analog Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	32	01/05/2023	353
Analog Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	460	01/05/2023	(115,364)
GSABHVIP	LIBOR	Quarterly	USD	200	12/15/2021	(1,211)
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	68	01/05/2023	4,459
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	57	01/05/2023	3,584
ICON PLC	LIBOR Minus 0.23%	Monthly	USD	7	01/05/2023	633
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	114	01/05/2023	6,116
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	40	01/05/2023	2,082
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	23	01/05/2023	1,557
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	22	01/05/2023	1,178
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	20	01/05/2023	1,093
Lumentum Holdings Inc.	LIBOR Minus 0.30%	Monthly	USD	10	01/05/2023	687
Lumentum Holdings Inc.	LIBOR Minus 0.29%	Monthly	USD	7	01/05/2023	386
Morgan Stanley	LIBOR Minus 0.31%	Monthly	USD	1	01/05/2023	(111)
Morgan Stanley	LIBOR Minus 0.31%	Monthly	USD	13	01/05/2023	(1,085)
Morgan Stanley	LIBOR Minus 0.29%	Monthly	USD	26	01/05/2023	(9,431)
Morgan Stanley	LIBOR Minus 0.29%	Monthly	USD	47	01/05/2023	(15,977)
Morgan Stanley	LIBOR Minus 0.29%	Monthly	USD	48	01/05/2023	(16,576)
Morgan Stanley	LIBOR Minus 0.29%	Monthly	USD	65	01/05/2023	(21,116)
Morgan Stanley	LIBOR Minus 0.29%	Monthly	USD	98	01/05/2023	(35,354)
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	7	01/27/2022	293

52 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	0	**	01/27/2022	$10
Salesforce.com Inc.	LIBOR Minus 0.30%	Monthly	USD	10		01/05/2023	1,418
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	26		01/05/2023	1,270
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	28		01/05/2023	967
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	26		01/05/2023	765
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	13		01/05/2023	721
Salesforce.com Inc.	LIBOR Minus 0.08%	Monthly	USD	7		01/05/2023	688
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	26		01/05/2023	673
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	7		01/05/2023	369
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	12		01/05/2023	274
Salesforce.com Inc.	LIBOR Minus 0.29%	Monthly	USD	13		01/05/2023	(12)
JPMorgan Chase Bank, NA
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	32		08/12/2022	2,255
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	10		08/12/2022	628
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	10		08/12/2022	610
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	10		08/12/2022	299
First Citizens Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	15		08/12/2022	6
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	2		08/12/2022	(274)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	2		08/12/2022	(375)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	11		08/12/2022	(870)
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	9		08/12/2022	(979)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	16		08/12/2022	(1,255)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	11		08/12/2022	(2,071)
Huntington Bancshares Inc.	LIBOR Minus 0.31%	Monthly	USD	18		08/12/2022	(2,493)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	43		08/12/2022	(3,156)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	44		08/12/2022	(8,573)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	70	08/12/2022	$(13,612)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	86	08/12/2022	(16,443)
Huntington Bancshares Inc.	LIBOR Minus 0.30%	Monthly	USD	178	08/12/2022	(34,386)
Jazz Pharmaceuticals PLC	LIBOR Minus 0.31%	Monthly	USD	23	08/12/2022	(1,992)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	1	08/12/2022	(257)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	7	08/12/2022	(1,673)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	18	08/12/2022	(4,001)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	38	08/12/2022	(4,034)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	50	08/12/2022	(4,808)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	35	08/12/2022	(7,955)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	46	08/12/2022	(9,558)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	52	08/12/2022	(10,116)
Marvell Technology Group Ltd.	LIBOR Minus 0.30%	Monthly	USD	54	08/12/2022	(12,354)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	36	08/12/2022	592
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	26	08/12/2022	605
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	34	08/12/2022	510
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	34	08/12/2022	337
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	40	08/12/2022	211
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	5	08/12/2022	157
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	3	08/12/2022	41
S&P Global Inc.	LIBOR Minus 0.31%	Monthly	USD	15	08/12/2022	169
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	7	08/12/2022	(110)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	32	08/12/2022	(153)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	33	08/12/2022	(186)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	28	08/12/2022	(300)

54 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	76	08/12/2022	$(1,039)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	37	08/12/2022	(991)
S&P Global Inc.	LIBOR Minus 0.30%	Monthly	USD	70	08/12/2022	(1,098)
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	54	08/12/2022	5,294
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	50	08/12/2022	4,873
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	60	08/12/2022	2,651
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	35	08/12/2022	1,753
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	34	08/12/2022	1,552
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	31	08/12/2022	1,545
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	26	08/12/2022	1,415
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	19	08/12/2022	904
STERIS PLC	LIBOR Minus 0.30%	Monthly	USD	5	08/12/2022	568
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	6	08/12/2022	292
STERIS PLC	LIBOR Minus 0.31%	Monthly	USD	2	08/12/2022	157
Morgan Stanley Capital Services LLC
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Annual	USD	40	01/27/2022	3,439
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	2	01/27/2022	(170)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	134	01/27/2022	(2,971)
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	66	01/27/2022	(5,962)
Advanced Micro Devices, Inc.	LIBOR Minus 0.29%	Monthly	USD	58	01/27/2022	(6,689)
Advanced Micro Devices, Inc.	LIBOR Minus 0.08%	Monthly	USD	153	01/27/2022	(9,272)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	13	01/27/2022	(3,281)
AON PLC	LIBOR Minus 0.40%	Monthly	USD	17	01/27/2022	(4,807)
AON PLC	LIBOR Minus 0.30%	Annual	USD	16	01/27/2022	(4,943)
AON PLC	LIBOR Minus 0.29%	Annual	USD	56	01/27/2022	(5,192)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	21	01/27/2022	(5,787)

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
AON PLC	LIBOR Minus 0.25%	Annual	USD	36	01/27/2022	$(6,993)
AON PLC	LIBOR Minus 0.25%	Monthly	USD	54	01/27/2022	(11,860)
AON PLC	LIBOR Minus 0.28%	Monthly	USD	56	01/27/2022	(15,300)
AON PLC	LIBOR Minus 1.10%	Monthly	USD	103	01/27/2022	(32,225)
AON PLC	LIBOR Minus 0.40%	Annual	USD	177	01/27/2022	(49,388)
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	46	01/27/2022	2,839
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	29	01/27/2022	2,455
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	56	01/27/2022	2,040
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	18	01/27/2022	1,082
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	22	01/27/2022	1,059
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	22	01/27/2022	1,053
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	23	01/27/2022	922
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	15	01/27/2022	660
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	19	01/27/2022	497
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	6	01/27/2022	325
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	6	01/27/2022	271
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	8	01/27/2022	204
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	1	01/27/2022	31
AstraZeneca PLC	LIBOR Minus 0.21%	Annual	USD	1	01/27/2022	19
Diamondback Energy, Inc.	LIBOR Minus 0.29%	Annual	USD	1	01/27/2022	(240)
Diamondback Energy, Inc.	LIBOR Minus 0.29%	Annual	USD	1	01/27/2022	(253)
Huntington Bancshares Inc.	LIBOR Minus 0.29%	Annual	USD	9	01/27/2022	(1,693)
iBovespa Futures	0.00%	Monthly	BRL	1,538	04/14/2021	15,208
iBovespa Futures	0.00%	Monthly	BRL	659	04/14/2021	10,131
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	44	01/27/2022	8,465
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	26	01/27/2022	7,496

56 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)			Maturity Date	Unrealized Appreciation/ (Depreciation)
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	25		01/27/2022	$7,301
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	24		01/27/2022	6,669
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	24		01/27/2022	6,052
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	22		01/27/2022	5,347
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	18		01/27/2022	4,571
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	14		01/27/2022	4,082
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	19		01/27/2022	3,918
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	11		01/27/2022	3,393
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	21		01/27/2022	3,193
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Annual	EUR	16		01/27/2022	2,823
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	9		01/27/2022	2,660
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	8		01/27/2022	2,422
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	13		01/27/2022	2,065
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	6		01/27/2022	1,854
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	13		01/27/2022	1,822
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	7		01/27/2022	1,753
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	3		01/27/2022	645
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2		01/27/2022	604
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2		01/27/2022	536
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	2		01/27/2022	489
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	1		01/27/2022	389
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	1		01/27/2022	280
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	1		01/27/2022	137
Just Eat Takeaway N.V.	EURIBOR Minus 0.35%	Monthly	EUR	0	**	01/27/2022	(3)
MSABHOWN	LIBOR Minus 0.30%	Maturity	USD	175		05/17/2021	6,065

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Swiss Market Index Futures	0.00%	Monthly	CHF	105	03/19/2021	$1,492
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	30	01/27/2022	1,023
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	35	01/27/2022	(165)
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	101	01/27/2022	(1,173)
Teledyne Technologies Inc.	LIBOR Minus 0.29%	Annual	USD	55	01/27/2022	(1,351)

						$(218,993)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)			Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
FTSE 100 Index 05/21/2021*	25.10%	Maturity	GBP	0	**	$912	$	– 0	–	$912
JPMorgan Chase Bank, NA
Nikkei 225 Index 05/14/2021*	26.90	Maturity	JPY	14		19,098		– 0	–	19,098
UBS AG
S&P/ASX 200 Index 05/20/2021*	22.72	Maturity	AUD	1		29,902		– 0	–	29,902
USD/JPY 09/30/2021*	7.85	Maturity	USD	14		(14,842)		– 0	–	(14,842)

Sale Contracts
Credit Suisse International
Nasdaq 100 Stock Index 03/19/2021*	28.00	Maturity	USD	0	**	(48,731)		– 0	–	(48,731)
Goldman Sachs Bank USA
USD/JPY 09/30/2021*	7.20	Maturity	USD	12		3,530		– 0	–	3,530
Goldman Sachs International
Nikkei 225 Index 03/12/2021*	22.31	Maturity	JPY	14		(51,964)		– 0	–	(51,964)
JPMorgan Chase Bank, NA
Russell 2000 Index 03/19/2021*	32.45	Maturity	USD	0	**	(33,311)		– 0	–	(33,311)
UBS AG
S&P/ASX 200 Index 03/18/2021*	19.66	Maturity	AUD	0	**	(13,085)		– 0	–	(13,085)

						$(108,491)	$	– 0	–	$(108,491)

*	Termination date

**	Notional amount less than 500.

58 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, the aggregate market value of these securities amounted to $14,629,229 or 9.5% of net assets.

(c)	Represents entire or partial securities out on loan.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Affiliated investments.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 28, 2021.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
CLP – Chilean Peso
CNY – Chinese Yuan Renminbi
COP – Colombian Peso
CZK – Czech Koruna
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli Shekel
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Krone
NZD – New Zealand Dollar
PEN – Peruvian Sol
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
THB – Thailand Baht
TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 59

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

ASX – Australian Stock Exchange

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

OMSX – Stockholm Stock Exchange

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SGX – Singapore Exchange

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the 50 largest long equity basket holdings underlying the total return swap with MLABCOVL as of February 28, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Kohl’s Corp.	1,747	$96,531	4.0%
Forward Air Corp.	1,109	95,146	4.0%
Knight-Swift Transportation Holdings, Inc.	2,194	94,770	3.9%
ManpowerGroup, Inc.	984	92,916	3.9%
UniFirst Corp.	377	91,402	3.8%
Vail Resorts, Inc.	291	89,850	3.7%
Insperity, Inc.	1,008	89,444	3.7%
Sonoco Products Co.	1,492	88,891	3.7%
Union Pacific Corp.	427	87,945	3.7%
Graham Holdings Co.	137	82,161	3.4%
Choice Hotels International, Inc.	770	80,751	3.4%
TEGNA, Inc.	3,577	65,214	2.7%
John Wiley & Sons, Inc.	1,220	64,285	2.7%
CVS Health Corp.	827	56,332	2.3%
Sirius XM Holdings, Inc.	8,738	51,118	2.1%
Valero Energy Corp.	660	50,800	2.1%

60 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
HollyFrontier Corp.	1,276	$48,317	2.0%
Phillips 66	561	46,570	1.9%
Pioneer Natural Resources Co.	296	43,909	1.8%
Unum Group	1,117	29,566	1.2%
Lincoln National Corp.	482	27,384	1.1%
Kimco Realty Corp.	1,491	27,326	1.1%
Regency Centers Corp.	494	27,064	1.1%
Constellation Brands, Inc.	125	26,789	1.1%
Ventas, Inc.	483	25,538	1.1%
Simon Property Group, Inc.	223	25,204	1.0%
PepsiCo, Inc.	193	24,961	1.0%
Brown-Forman Corp.	344	24,629	1.0%
Vornado Realty Trust	570	24,480	1.0%
Welltower, Inc.	360	24,429	1.0%
Prudential Financial, Inc.	274	23,778	1.0%
Manulife Financial Corp.	1,136	22,628	0.9%
Walgreens Boots Alliance, Inc.	465	22,276	0.9%
Realty Income Corp.	365	22,020	0.9%
Citigroup, Inc.	334	21,993	0.9%
Boston Properties, Inc.	221	21,934	0.9%
Weyerhaeuser Co	624	21,126	0.9%
Anheuser-Busch InBev SA	363	20,984	0.9%
AvalonBay Communities, Inc.	118	20,653	0.9%
First Horizon Corp.	1,250	20,252	0.8%
Equity Residential	304	19,874	0.8%
Fifth Third Bancorp	563	19,544	0.8%
Mid-America Apartment Communities, Inc.	145	19,541	0.8%
Principal Financial Group, Inc.	345	19,517	0.8%
Essex Property Trust, Inc.	74	18,792	0.8%
United Bankshares, Inc.	501	18,522	0.8%
Extra Space Storage, Inc.	141	17,721	0.7%
Bank of New York Mellon Corp.	412	17,355	0.7%
Reinsurance Group of America	140	17,124	0.7%
Franklin Resources, Inc.	622	16,286	0.7%
Other Long	6,373	296,020	12.3%

(2)	The following table represents the 50 largest long equity basket holdings underlying the total return swap with JPABJVAL as of February 28, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Hitachi, Ltd.	446	JPY 2,172,886	3.3%
KDDI Corp.	659	2,168,418	3.3%
SoftBank Corp.	1,176	1,693,942	2.6%
Nippon Yusen KK	537	1,641,943	2.5%
Sony Corp.	144	1,597,778	2.4%
Japan Tobacco, Inc.	829	1,595,784	2.4%
Daito Trust Construction Co., Ltd.	134	1,587,716	2.4%
NEC Corp.	268	1,556,037	2.4%
T&D Holdings, Inc.	1,079	1,549,683	2.4%

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 61

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Asahi Kasei Corp.	1,339	JPY 1,534,344	2.3%
SCSK Corp.	244	1,532,562	2.3%
Sumitomo Dainippon Pharma Co., Ltd.	894	1,505,086	2.3%
United Urban Investment Corp.	10	1,501,473	2.3%
Lida Group Holdings Co., Ltd.	621	1,498,668	2.3%
Yamaha Motor Co., Ltd.	643	1,491,149	2.3%
Hoya Corp.	123	1,487,097	2.3%
Taisei Corp.	396	1,486,213	2.3%
Nitto Denko Corp.	163	1,480,816	2.3%
Kao Corp.	205	1,466,178	2.2%
Resona Holdings, Inc.	3,416	1,461,014	2.2%
Amada Co., Ltd.	1,127	1,455,583	2.2%
Shionogi & Co., Ltd.	269	1,455,283	2.2%
Japan Post Insurance Co., Ltd.	617	1,344,017	2.0%
NGK Spark Plug Co., Ltd.	744	1,341,585	2.0%
Kurita Water Industries Ltd.	308	1,328,019	2.0%
Capcom Co., Ltd.	202	1,307,779	2.0%
Chubu Electric Power Co., Inc.	979	1,280,203	1.9%
Toyota Motor Corp.	159	1,253,550	1.9%
SG Holdings Co., Ltd.	511	1,251,821	1.9%
Brother Industries Ltd.	586	1,226,802	1.9%
Shimamura Co., Ltd.	114	1,213,032	1.8%
Advantest Corp.	137	1,198,262	1.8%
Lion Corp.	570	1,165,242	1.8%
Azbil Corp.	242	1,094,250	1.7%
Fuji Electric Co., Ltd.	238	1,050,323	1.6%
Otsuka Holdings Co., Ltd.	238	1,003,907	1.5%
McDonald’s Holdings Co./(Japan)	172	909,894	1.4%
Orix JREIT, Inc.	5	837,007	1.3%
SoftBank Group Corp.	84	832,751	1.3%
Toho Gas Co., Ltd.	131	817,052	1.2%
AGC, Inc.	206	805,247	1.2%
Toyota Tsusho Corp.	180	803,459	1.2%
Calbee, Inc.	270	755,178	1.1%
Nippon Express Co., Ltd.	94	748,167	1.1%
Persol Holdings Co., Ltd.	334	703,681	1.1%
Ajinomoto Co., Inc.	327	693,658	1.1%
Teijin Ltd.	351	641,989	1.0%
ZOZO, Inc.	168	558,924	0.9%
Suzuken Co., Ltd./Aichi Japan	135	546,592	0.8%
Lixil Corp.	180	538,588	0.8%
Other Long	1,922	3,565,137	5.4%

See notes to financial statements.

62 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,749,918)	$106,671,102	(a)
Affiliated issuers (cost $46,340,416—including investment of cash collateral for securities loaned of $1,913,241)	46,651,027
Cash	53,870
Cash collateral due from broker	3,757,103
Foreign currencies, at value (cost $1,371,352)	1,368,660
Receivable for investment securities sold and foreign currency transactions	1,118,344
Unrealized appreciation on forward currency exchange contracts	788,692
Unrealized appreciation on total return swaps	366,300
Unaffiliated interest and dividends receivable	332,500
Unrealized appreciation on inflation swaps	290,147
Receivable for variation margin on centrally cleared swaps	130,041
Affiliated dividends receivable	86,378
Unrealized appreciation on variance swaps	53,442
Receivable for variation margin on futures	53,097
Receivable for shares of beneficial interest sold	3,292
Other assets	2,740

Total assets	161,726,735

Liabilities
Payable for investment securities purchased and foreign currency transactions	4,279,182
Payable for collateral received on securities loaned	1,913,241
Unrealized depreciation on forward currency exchange contracts	608,973
Unrealized depreciation on total return swaps	585,293
Payable for shares of beneficial interest redeemed	374,383
Unrealized depreciation on variance swaps	161,933
Advisory fee payable	52,499
Distribution fee payable	35,593
Payable for terminated total return swaps	15,328
Transfer Agent fee payable	13,001
Unrealized depreciation on inflation swaps	9,208
Trustees’ fees payable	4,226
Payable for newly entered centrally cleared interest rate swaps	179,849
Accrued expenses and other liabilities	151,576

Total liabilities	8,384,285

Net Assets	$153,342,450

Composition of Net Assets
Shares of beneficial interest, at par	$121
Additional paid-in capital	141,660,721
Distributable earnings	11,681,608

	$153,342,450

(a)	Includes securities on loan with a value of $2,155,899 (see Note E).

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 63

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$131,406,185	10,335,467	$12.71	*

C	$9,858,505	774,684	$12.73

Advisor	$5,487,756	429,840	$12.77

R	$4,449,661	349,507	$12.73

K	$2,103,385	165,104	$12.74

I	$36,958	2,862	$12.91

*	The maximum offering price per share for Class A shares was $13.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

64 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2021 (unaudited)

Investment Income
Dividends
Affiliated issuers	$881,330
Unaffiliated issuers (net of foreign taxes withheld of $15,209)	488,025
Interest (net of foreign taxes withheld of $600)	272,112
Securities lending income	17,345	$1,658,812

Expenses
Advisory fee (see Note B)	421,445
Distribution fee—Class A	164,088
Distribution fee—Class C	50,366
Distribution fee—Class R	10,916
Distribution fee—Class K	2,774
Transfer agency—Class A	68,274
Transfer agency—Class C	5,416
Transfer agency—Advisor Class	2,745
Transfer agency—Class R	5,677
Transfer agency—Class K	2,219
Transfer agency—Class I	24
Custody and accounting	142,473
Registration fees	47,291
Audit and tax	39,603
Printing	22,656
Legal	16,316
Trustees’ fees	9,761
Miscellaneous	21,017

Total expenses	1,033,061
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(92,790)

Net expenses		940,271

Net investment income		718,541

See notes to financial statements.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 65

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios	$(1,004,064)
Investment transactions(a)	8,748,572
Forward currency exchange contracts	(564,542)
Futures	(3,318,056)
Swaps	1,017,427
Swaptions written	16,830
Foreign currency transactions	460,674
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios	2,517,479
Investments(b)	(1,646,141)
Forward currency exchange contracts	582,612
Futures	2,934,457
Swaps	(893,349)
Swaptions written	(2,830)
Foreign currency denominated assets and liabilities	(14,224)

Net gain on investment and foreign currency transactions	8,834,845

Net Increase in Net Assets from Operations	$9,553,386

(a)	Net of foreign capital gains taxes of $727.

(b)	Net of decrease in accrued foreign capital gains taxes of $3,246.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$718,541		$1,754,980
Net realized gain (loss) on investment and foreign currency transactions	5,356,841		(3,635,193)
Net realized gain distributions from Affiliated Underlying Portfolios	– 0	–	46,863
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,478,004		3,952,736
Contributions from Affiliates (see Note B)	– 0	–	2,404

Net increase in net assets from operations	9,553,386		2,121,790
Distributions to Shareholders
Class A	(4,585,056)		(4,906,979)
Class C	(264,659)		(380,447)
Advisor Class	(198,708)		(234,606)
Class R	(137,730)		(135,975)
Class K	(61,098)		(192,175)
Class I	(1,500)		(1,234)
Transactions in Shares of Beneficial Interest
Net decrease	(6,478,124)		(18,377,337)
Proceeds from third party vendor (see Note F)	– 0	–	2,403

Total decrease	(2,173,489)		(22,104,560)
Net Assets
Beginning of period	155,515,939		177,620,499

End of period	$153,342,450		$155,515,939

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Conservative Wealth Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2021:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$14,881,480		$2,602,117		$	– 0	–	$17,483,597
Health Care	9,463,210		1,970,898			– 0	–	11,434,108
Financials	6,523,776		2,586,968			– 0	–	9,110,744
Consumer Discretionary	6,444,419		2,362,151			– 0	–	8,806,570
Industrials	4,049,110		1,430,794			– 0	–	5,479,904
Communication Services	4,398 ,097		616,453			– 0	–	5,014,550
Consumer Staples	840,712		1,270,579			0	(a)	2,111,291
Materials	1,359,463		476,705			– 0	–	1,836,168
Utilities	807,316		319,096			– 0	–	1,126,412
Real Estate	649,549		196,467			– 0	–	846,016
Energy	348,123		372,004			– 0	–	720,127
Investment Companies	34,230,370		– 0	–		– 0	–	34,230,370
Governments – Treasuries	– 0	–	17,545,535			– 0	–	17,545,535
Corporates – Investment Grade	– 0	–	7,919,681			– 0	–	7,919,681
Mortgage Pass-Throughs	– 0	–	3,483,881			– 0	–	3,483,881
Governments – Sovereign Bonds	– 0	–	1,056,843			– 0	–	1,056,843
Quasi-Sovereigns	– 0	–	988,011			– 0	–	988,011
Commercial Mortgage-Backed Securities	– 0	–	841,941			– 0	–	841,941
Inflation-Linked Securities	– 0	–	704,027			– 0	–	704,027
Covered Bonds	– 0	–	687,724			– 0	–	687,724
Collateralized Mortgage Obligations	– 0	–	651,164			– 0	–	651,164
Asset-Backed Securities	– 0	–	617,739			– 0	–	617,739
Governments – Sovereign Agencies	– 0	–	566,693			– 0	–	566,693
Local Governments – Provincial Bonds	– 0	–	511,499			– 0	–	511,499
Collateralized Loan Obligations	– 0	–	500,152			– 0	–	500,152
Short-Term Investments	17,134,141		– 0	–		– 0	–	17,134,141
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,913,241		– 0	–		– 0	–	1,913,241

Total Investments in Securities	103,043,007		50,279,122			– 0	–	153,322,129

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$1,056,103		$45,300	$	– 0	–	$1,101,403	(c)
Forward Currency Exchange Contracts	– 0	–	788,692		– 0	–	788,692
Centrally Cleared Credit Default Swaps	– 0	–	248,760		– 0	–	248,760	(c)
Centrally Cleared Interest Rate Swaps	– 0	–	310,318		– 0	–	310,318	(c)
Inflation (CPI) Swaps	– 0	–	290,147		– 0	–	290,147
Total Return Swaps	– 0	–	366,300		– 0	–	366,300
Variance Swaps	– 0	–	53,442		– 0	–	53,442
Liabilities:
Futures	(505,092)		(6,435)		– 0	–	(511,527	)(c)
Forward Currency Exchange Contracts	– 0	–	(608,973)		– 0	–	(608,973)
Centrally Cleared Interest Rate Swaps	– 0	–	(446,804)		– 0	–	(446,804	)(c)
Inflation (CPI) Swaps	– 0	–	(9,208)		– 0	–	(9,208)
Total Return Swaps	– 0	–	(585,293)		– 0	–	(585,293)
Variance Swaps	– 0	–	(161,933)		– 0	–	(161,933)

Total	$103,594,018		$50,563,435	$	– 0	–	$154,157,453

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

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NOTES TO FINANCIAL STATEMENTS (continued)

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $24,850 for the six months ended February 28, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $429 from the sale of Class A shares and received $499 and $306 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2021, such waiver amounted to $5,597.

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2021. For the six months ended February 28, 2021, such waivers and/or reimbursements amounted to $86,997.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2021 is as follows:

											Distributions
Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$6,038	$45,409	$34,313	$	– 0	–	$	– 0	–	$17,134	$2		$	– 0	–
AB Bond Fund, Inc. – AB All Market Real Return Portfolio	19,081	370	8,480		(631)			1,464		11,804	370			– 0	–
AB High Income Fund, Inc.	17,239	521	2,640		(373)			1,053		15,800	509			– 0	–
Government Money Market Portfolio*	1,821	21,242	21,150		– 0	–		– 0	–	1,913	0	**		– 0	–

Total					$(1,004)			$2,517		$46,651	$881		$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended August 31, 2020, the Adviser reimbursed the Fund $2,404 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the

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NOTES TO FINANCIAL STATEMENTS (continued)

initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

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NOTES TO FINANCIAL STATEMENTS (continued)

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$60,767,401	$81,084,173
U.S. government securities	22,268,428	20,806,981

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$19,185,439
Gross unrealized depreciation	(4,427,464)

Net unrealized appreciation	$14,757,975

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended February 28, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased

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by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended February 28, 2021, the Fund held written options for hedging and non-hedging purposes. During the six months ended February 28, 2021, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the

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failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is

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the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the six months ended February 28, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended February 28, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended February 28, 2021, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$205,417	*	Receivable/Payable for variation margin on futures	$291,086	*

Equity contracts	Receivable/Payable for variation margin on futures	895,986	*	Receivable/Payable for variation margin on futures	220,441	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	126,196	*	Receivable/Payable for variation margin on centrally cleared swaps	607	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	140,941	*	Receivable/Payable for variation margin on centrally cleared swaps	463,400	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	788,692		Unrealized depreciation on forward currency exchange contracts	608,973

Interest rate contracts	Unrealized appreciation on inflation swaps	290,147		Unrealized depreciation on inflation swaps	9,208

Equity contracts	Unrealized appreciation on total return swaps	366,300		Unrealized depreciation on total return swaps	585,293

Foreign currency contracts	Unrealized appreciation on variance swaps	3,530		Unrealized depreciation on variance swaps	14,842

Equity contracts	Unrealized appreciation on variance swaps	49,912		Unrealized depreciation on variance swaps	147,091

Total		$2,867,121			$2,340,941

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,414,597)	$(172,528)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,903,459)	3,106,985

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(564,542)	582,612

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	16,830	(2,830)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(57,426)	93,873

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(7,072)	(9,856)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	128,151	(22,630)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	953,774	(954,736)

Total		$(2,848,341)	$2,620,890

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2021:

Futures:
Average notional amount of buy contracts	$47,582,788
Average notional amount of sale contracts	$34,822,249
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$36,080,631
Average principal amount of sale contracts	$61,777,205
Options Written:
Average notional amount	$308,000	(a)
Swaptions Written:
Average notional amount	$443,370	(a)
Interest Rate Swaps:
Average notional amount	$480,252
Inflation Swaps:
Average notional amount	$17,727,143
Centrally Cleared Interest Rate Swaps:
Average notional amount	$16,887,248
Centrally Cleared Inflation Swaps:
Average notional amount	$15,560,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$227,200	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$352,167	(c)
Average notional amount of sale contracts	$21,049,081
Total Return Swaps:
Average notional amount	$10,671,092
Variance Swaps:
Average notional amount	$1,577,145

(a)	Positions were open for one month during the period.

(b)	Positions were open for four month during the period.

(c)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$897	$	– 0	–	$	– 0	–	$	– 0	–	$897
Bank of America, NA	84,208	(10,020)	– 0	–	– 0	–	74,188
Barclays Bank PLC	248,360	(83,374)	– 0	–	– 0	–	164,986
BNP Paribas SA	64,439	(64,439)	– 0	–	– 0	–	– 0	–
Citibank, NA	206,832	(16,751)	– 0	–	– 0	–	190,081
Credit Suisse International	1,836	(1,836)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	22,240	(17,543)	– 0	–	– 0	–	4,697
Goldman Sachs Bank USA/Goldman Sachs International	62,986	(62,986)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	126,192	(126,192)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	235,112	(197,143)	– 0	–	– 0	–	37,969
Natwest Markets PLC	7,591	(7,591)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	28,656	(28,656)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	252,803	(247,151)	– 0	–	– 0	–	5,652
UBS AG	156,429	(70,920)	– 0	–	– 0	–	85,509

Total	$1,498,581	$(934,602)	$	– 0	–	$	– 0	–	$563,979	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$10,020	$(10,020)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	83,374	(83,374)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	71,738	(64,439)	– 0	–	– 0	–	7,299
Citibank, NA	16,751	(16,751)	– 0	–	– 0	–	– 0	–
Credit Suisse International	62,163	(1,836)	– 0	–	– 0	–	60,327
Deutsche Bank AG	17,543	(17,543)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	298,853	(62,986)	(235,867)	– 0	–	– 0	–
HSBC Bank USA	4,212	– 0	–	– 0	–	– 0	–	4,212
JPMorgan Chase Bank, NA	208,732	(126,192)	(82,540)	– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	197,143	(197,143)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	22,242	(7,591)	– 0	–	– 0	–	14,651
Standard Chartered Bank	54,565	(28,656)	– 0	–	– 0	–	25,909
State Street Bank & Trust Co.	247,151	(247,151)	– 0	–	– 0	–	– 0	–
UBS AG	70,920	(70,920)	– 0	–	– 0	–	– 0	–

Total	$1,365,407	$(934,602)	$(318,407)	$	– 0	–	$112,398	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 2,155,899	$1,913,241	$302,592	$17,030	$315	$196

*	As of February 28, 2021.

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NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class A
Shares sold	102,330		437,312		$1,268,127		$5,211,647

Shares issued in reinvestment of dividends	326,790		350,398		4,071,800		4,383,473

Shares converted from Class B	– 0	–	54,858		– 0	–	701,161

Shares converted from Class C	60,855		241,350		755,734		2,875,529

Shares redeemed	(874,194)		(1,893,262)		(11,001,522)		(22,730,864)

Net decrease	(384,219)		(809,344)		$(4,905,861)		$(9,559,054)

Class B
Shares sold	– 0	–	8	$	– 0	–	$100

Shares converted to Class A	– 0	–	(53,971)		– 0	–	(701,161)

Shares redeemed	– 0	–	(403)		– 0	–	(5,454)

Net decrease	– 0	–	(54,366)	$	– 0	–	$(706,515)

Class C
Shares sold	6,212		75,557		$77,065		$910,240

Shares issued in reinvestment of dividends	19,127		27,578		238,896		345,273

Shares converted to Class A	(61,053)		(241,958)		(755,734)		(2,875,529)

Shares redeemed	(55,241)		(193,709)		(693,042)		(2,293,928)

Net decrease	(90,955)		(332,532)		$(1,132,815)		$(3,913,944)

Advisor Class
Shares sold	56,870		93,625		$725,156		$1,136,658

Shares issued in reinvestment of dividends	12,869		15,478		160,868		194,255

Shares redeemed	(75,467)		(184,853)		(945,333)		(2,174,359)

Net decrease	(5,728)		(75,750)		$(59,309)		$(843,446)

92 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020

Class R
Shares sold	55,464	83,991	$699,721	$1,004,375

Shares issued in reinvestment of dividends	11,036	10,843	137,730	135,975

Shares redeemed	(62,732)	(115,240)	(787,171)	(1,428,808)

Net increase (decrease)	3,768	(20,406)	$50,280	$(288,458)

Class K
Shares sold	4,296	18,598	$54,077	$223,140

Shares issued in reinvestment of dividends	4,896	15,386	61,096	192,175

Shares redeemed	(42,986)	(299,774)	(542,588)	(3,487,386)

Net decrease	(33,794)	(265,790)	$(427,415)	$(3,072,071)

Class I
Shares sold	113	443	$1,445	$5,393

Shares issued in reinvestment of dividends	88	67	1,115	850

Shares redeemed	(421)	(7)	(5,564)	(92)

Net increase (decrease)	(220)	503	$(3,004)	$6,151

During the year ended August 31, 2020, a third party vendor reimbursed the Fund $2,403 for losses incurred due to a trade entry error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Alternative Investments Risk—Many alternative investments can be volatile and may be illiquid. Their performance may have little correlation with the performance of equity or fixed-income markets, and they may not perform in accordance with expectations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2021.

96 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,317,969	$1,300,747
Net long-term capital gains	533,447	– 0	–

Total taxable distributions paid	$5,851,416	$1,300,747

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,929,970
Accumulated capital and other losses	(9,731,742	)(a)
Unrealized appreciation/(depreciation)	12,182,147	(b)

Total accumulated earnings/(deficit)	$7,380,375	(c)

(a)	As of August 31, 2020, the cumulative deferred loss on straddles was $55,036. As of August 31, 2020, the Fund had a net post-October capital loss deferral of $9,676,706.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

As of February 28, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of their original purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 97

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.38	$ 12.58	$ 12.14	$ 12.79	$ 12.38	$ 12.18

Income From Investment Operations

Net investment income(a)(b)	.06	.14	.16	.17	.38	.27

Net realized and unrealized gain on investment transactions	.71	.10	.37	.10	.34	.19

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.77	.24	.53	.27	.72	.46

Less: Dividends and Distributions

Dividends from net investment income	(.44)	(.40)	(.09)	(.56)	(.31)	(.26)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.19)	– 0	–	– 0	–

Total dividends and distributions	(.44)	(.44)	(.09)	(.92)	(.31)	(.26)

Net asset value, end of period	$ 12.71	$ 12.38	$ 12.58	$ 12.14	$ 12.79	$ 12.38

Total Return

Total investment return based on net asset value(d)*	6.41%	1.77%	4.47%	2.14%	5.93%	3.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$131,406	$132,657	$145,002	$160,517	$174,667	$180,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.17	%^	1.14%	1.05%	1.04%	1.01%	.94%

Expenses, before waivers/reimbursements(e)‡	1.29	%^	1.29%	1.23%	1.25%	1.09%	1.00%

Net investment income(b)	.99	%^	1.13%	1.32%	1.36%	3.08%	2.20%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

98 | AB CONSERVATIVE WEALTH STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.32	$ 12.51	$ 12.07	$ 12.58	$ 12.17	$ 12.00

Income From Investment Operations

Net investment income(a)(b)	.01	.05	.07	.08	.29	.17

Net realized and unrealized gain on investment transactions	.73	.09	.37	.09	.32	.19

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.74	.14	.44	.17	.61	.36

Less: Dividends and Distributions

Dividends from net investment income	(.33)	(.29)	– 0	–	(.38)	(.20)	(.19)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.13)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.33)	– 0	–	(.68)	(.20)	(.19)

Net asset value, end of period	$ 12.73	$ 12.32	$ 12.51	$ 12.07	$ 12.58	$ 12.17

Total Return

Total investment return based on net asset value(d)*	5.98%	.97%	3.73%	1.37%	5.12%	3.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,858	$10,667	$14,989	$22,039	$41,637	$73,686

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.93	%^	1.89%	1.80%	1.77%	1.75%	1.69%

Expenses, before waivers/reimbursements(e)‡	2.05	%^	2.04%	1.98%	1.98%	1.82%	1.75%

Net investment income(b)	.24	%^	.44%	.59%	.64%	2.41%	1.45%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.44	$ 12.64	$ 12.20	$ 12.86	$ 12.45	$ 12.24

Income From Investment Operations

Net investment income(a)(b)	.08	.17	.19	.20	.41	.32

Net realized and unrealized gain on investment transactions	.73	.10	.37	.10	.33	.17

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.81	.27	.56	.30	.74	.49

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.43)	(.12)	(.59)	(.33)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.20)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.47)	(.12)	(.96)	(.33)	(.28)

Net asset value, end of period	$ 12.77	$ 12.44	$ 12.64	$ 12.20	$ 12.86	$ 12.45

Total Return

Total investment return based on net asset value(d)*	6.56%	2.02%	4.81%	2.39%	6.15%	4.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,488	$5,419	$6,464	$8,772	$9,274	$12,277

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.92	%^	.89%	.80%	.79%	.75%	.69%

Expenses, before waivers/reimbursements(e)‡	1.04	%^	1.04%	.97%	1.00%	.83%	.75%

Net investment income(b)	1.25	%^	1.41%	1.58%	1.60%	3.26%	2.60%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.37	$ 12.57	$ 12.13	$ 12.76	$ 12.36	$ 12.15

Income From Investment Operations

Net investment income(a)(b)	.04	.09	.11	.12	.33	.25

Net realized and unrealized gain on investment transactions	.72	.10	.38	.09	.32	.17

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.76	.19	.49	.21	.65	.42

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.35)	(.05)	(.50)	(.25)	(.21)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.17)	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.39)	(.05)	(.84)	(.25)	(.21)

Net asset value, end of period	$ 12.73	$ 12.37	$ 12.57	$ 12.13	$ 12.76	$ 12.36

Total Return

Total investment return based on net asset value(d)*	6.21%	1.36%	4.06%	1.73%	5.42%	3.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,450	$4,278	$4,604	$3,896	$4,078	$4,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.58	%^	1.53%	1.46%	1.45%	1.42%	1.34%

Expenses, before waivers/reimbursements(e)‡	1.70	%^	1.68%	1.63%	1.66%	1.50%	1.40%

Net investment income(b)	.59	%^	.74%	.89%	.94%	2.63%	2.03%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.35	$ 12.55	$ 12.11	$ 12.75	$ 12.35	$ 12.15

Income From Investment Operations

Net investment income(a)(b)	.05	.14	.15	.15	.37	.25

Net realized and unrealized gain on investment transactions	.72	.08	.37	.11	.32	.20

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.77	.22	.52	.26	.69	.45

Less: Dividends and Distributions

Dividends from net investment income	(.38)	(.38)	(.08)	(.55)	(.29)	(.25)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.18)	– 0	–	– 0	–

Total dividends and distributions	(.38)	(.42)	(.08)	(.90)	(.29)	(.25)

Net asset value, end of period	$ 12.74	$ 12.35	$ 12.55	$ 12.11	$ 12.75	$ 12.35

Total Return

Total investment return based on net asset value(d)*	6.42%	1.58%	4.45%	2.07%	5.72%	3.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,103	$2,456	$5,832	$6,734	$7,096	$7,277

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.27	%^	1.23%	1.15%	1.15%	1.11%	1.03%

Expenses, before waivers/reimbursements(e)‡	1.39	%^	1.38%	1.32%	1.36%	1.19%	1.09%

Net investment income(b)	.85	%^	1.12%	1.24%	1.23%	2.96%	2.08%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.58	$ 12.78	$ 12.34	$ 12.82	$ 12.42	$ 12.21

Income From Investment Operations

Net investment income(a)(b)	.08	.16	.18	.25	.40	.29

Net realized and unrealized gain on investment transactions	.73	.11	.39	.05	.34	.20

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.81	.27	.57	.30	.74	.49

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.43)	(.13)	(.46)	(.34)	(.28)

Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	(.17)	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.47)	(.13)	(.78)	(.34)	(.28)

Net asset value, end of period	$ 12.91	$ 12.58	$ 12.78	$ 12.34	$ 12.82	$ 12.42

Total Return

Total investment return based on net asset value(d)*	6.57%	2.02%	4.72%	2.34%	6.09%	4.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$37	$39	$33	$10	$36	$453

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.94	%^	.91%	.86%	.73%	.78%	.72%

Expenses, before waivers/reimbursements(e)‡	1.06	%^	1.06%	1.02%	.94%	.86%	.77%

Net investment income(b)	1.23	%^	1.33%	1.46%	1.99%	3.25%	2.41%

Portfolio turnover rate	61%	96%	100%	90%	86%	5%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.14	%^	.17%	.20%	.25%	.22%	.24%

See footnote summary on page 104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2021 and the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .12% (annualized), .15%, .17%, .21% and .08%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .03% and .28%, respectively.

^	Annualized.

See notes to financial statements.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Alexander Barenboym(2), Vice President Daniel J. Loewy(2), Vice President Defne Ozaltun(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Barenboym and Loewy and Ms. Ozaltun are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 105

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Conservative Wealth Strategy (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund

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in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB CONSERVATIVE WEALTH STRATEGY | 111

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB CONSERVATIVE WEALTH STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CW-0152-0221

FEB    02.28.21

SEMI-ANNUAL REPORT

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

April 5, 2021

This report provides management’s discussion of fund performance for the AB Tax-Managed All Market Income Portfolio for the semi-annual reporting period ended February 28, 2021.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

Class A Shares	5.43%	2.48%

Class C Shares	5.07%	1.77%

Advisor Class Shares[1]	5.55%	2.74%

Primary Benchmark: Bloomberg Barclays 5-Year GO Municipal Bond Index	-0.09%	1.57%

MSCI ACWI (net)	13.04%	30.25%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, and the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net) for the six- and 12-month periods ended February 28, 2021.

All share classes of the Fund outperformed the primary benchmark and underperformed the MSCI ACWI (net) for both periods, before sales charges. During the six-month period, overall allocation to equities, fixed-income assets and non-traditional income assets contributed to absolute performance. Security selection within fixed-income assets also contributed, while selection within equities and non-traditional income assets detracted. During the 12-month period, overall allocation to equities and non-traditional income assets were positive, while allocations to fixed-income assets detracted. Security selection within fixed-income assets contributed; selection within equities and non-traditional income assets detracted. Active currency management was neutral over both periods.

The Fund utilized derivatives for hedging and investment purposes in the form of futures and credit default swaps, which contributed to absolute

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returns for both periods, while total return swaps and written options detracted; currency forwards and inflation Consumer Price Index swaps had no material impact on returns for either period; interest rate swaps detracted for the six-month period, but contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities, supported by extensive monetary and fiscal stimulus, continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended February 28, 2021. Equity markets suffered a setback at the beginning of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later, despite the emergence of seemingly more transmissible strains of the virus—a significant decline in new cases, the acceleration of vaccine distribution, and positive signs that a $1.9 trillion relief package would be approved supported global equity markets. As the period drew to a close, the emergence of inflationary fears, especially in the US, precipitated a sharp rise in long-term government bond yields and an accompanying correction in equities. Rising longer-term interest rates pressured the valuations of many market-leading technology and growth stocks, especially in the US, boosting a rotation into more cyclical and value-oriented stocks. For the semi-annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and periods of market rotation led large and small value-style stocks to outperform their growth-style peers.

Global fixed-income market returns were mixed, with an elevated amount of volatility and dispersion between credit sectors over the six-month period. Developed-market government bonds were negative, and US Treasury bonds underperformed other major markets as longer-term US interest rates rose from a low in September 2020. Municipal bonds fared better than US Treasuries, perhaps owing to the increased value investors assigned to their tax advantages amid expectations that future personal income tax rates could rise under a new US administration. Risk assets began to significantly rise, beginning in November, when positive vaccine news extended the credit rally. Emerging- and developed-market high-yield corporate bonds led gains with significant positive returns as investors searched for higher yields in a period of historically low interest rates. Emerging-market local-currency bonds also had strong positive results. Globally, developed-market investment-grade corporate bonds had positive results and outperformed global treasuries, but returns were slightly negative in the US. Securitized assets also outperformed treasuries with slightly negative results. The US dollar fell against most developed-market currencies and was mixed relative to emerging-market currencies. Brent crude oil prices rebounded by 46% on

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 3

the improved economic outlook and OPEC+ production cuts. Copper gained almost 35% from increased demand for infrastructure and green energy initiatives. Gold prices fell over 12% due to the improved economic landscape, following a large advance earlier in calendar year, and as a non-interest-bearing asset in a rising rate environment.

The Fund’s Senior Investment Management Team (the “Team”) seeks current income with consideration of capital appreciation. The Team’s global multi-asset strategy focuses on generating high, stable income for taxable investors. The Team utilizes a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

The municipal components may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of February 28, 2021, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been pre-refunded or escrowed to maturity were 4.30% and 0.00%, respectively.

INVESTMENT POLICIES

The Adviser allocates the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts or “REITs”), preferred stocks, fixed-income securities (including those with lower credit ratings) and derivatives related to these types of securities. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser focuses on securities that have high dividend yields and that it believes are undervalued by the market relative to their long-term earnings potential. In order to provide diversification and the opportunity for increased return, the Adviser also acquires equity securities for the Fund that are expected to exhibit relatively little correlation with the returns of the Fund’s holdings in high dividend yield equity securities.

(continued on next page)

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The Fund intends to meet the tax requirement for passing municipal bond interest through to Fund shareholders as tax-exempt interest dividends, which currently requires that at least 50% of the Fund’s assets be invested in tax-exempt debt securities. In the event that the Internal Revenue Code or the related rules, regulations and interpretations of the Internal Revenue Service should in the future change so as to permit the Fund to pass through tax-exempt dividends when the Fund invests a lesser amount of its assets in tax-exempt debt securities, the Fund’s allocations to equity securities may increase. In selecting tax-exempt securities for the Fund’s debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings. These fixed-income teams draw on the resources and expertise of the Adviser’s fixed-income research staff, which includes fixed-income research analysts and economists.

In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. For example, the Fund may take long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser adjusts the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more assets classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to merely increasing or decreasing asset class exposure by buying or selling securities of that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives or exchange-traded funds.

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to certain bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives, the Fund may be leveraged, with net investment exposure in excess of net assets.

(continued on next page)

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Currency exchange rate fluctuation can have a dramatic impact on returns. The Fund’s foreign currency exposures will come from investment in securities priced or denominated in foreign currencies and from direct holdings in foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, US or non-US securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value (“NAV”) when one of these investments is performing more poorly than another.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a

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DISCLOSURES AND RISKS (continued)

higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic

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DISCLOSURES AND RISKS (continued)

conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk: The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 9

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to April 17, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.48%	-1.90%

5 Years	5.11%	4.20%

10 Years	4.08%	3.63%

CLASS C SHARES

1 Year	1.77%	0.77%

5 Years	4.32%	4.32%

10 Years	3.33%	3.33%

ADVISOR CLASS SHARES[1]

1 Year	2.74%	2.74%

5 Years	5.36%	5.36%

10 Years	4.36%	4.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.35%, 2.11% and 1.10% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	19.60%

5 Years	4.24%

10 Years	3.99%

CLASS C SHARES

1 Year	23.00%

5 Years	4.37%

10 Years	3.69%

ADVISOR CLASS SHARES[1]

1 Year	25.16%

5 Years	5.40%

10 Years	4.72%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	18.78%

5 Years	3.01%

10 Years	3.13%

CLASS C SHARES

1 Year	22.38%

5 Years	3.35%

10 Years	2.97%

ADVISOR CLASS SHARES[1]

1 Year	24.24%

5 Years	4.11%

10 Years	3.81%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	12.22%

5 Years	3.26%

10 Years	3.16%

CLASS C SHARES

1 Year	14.09%

5 Years	3.34%

10 Years	2.89%

ADVISOR CLASS SHARES[1]

1 Year	15.59%

5 Years	4.18%

10 Years	3.76%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,054.30	$4.99	0.98%	$5.04	0.99%
Hypothetical**	$1,000	$1,019.93	$4.91	0.98%	$4.96	0.99%
Class C
Actual	$1,000	$1,050.70	$8.80	1.73%	$8.85	1.74%
Hypothetical**	$1,000	$1,016.22	$8.65	1.73%	$8.70	1.74%
Advisor Class
Actual	$1,000	$1,055.50	$3.72	0.73%	$3.77	0.74%
Hypothetical**	$1,000	$1,021.17	$3.66	0.73%	$3.71	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 28, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $88.4

1

All data are as of February 28, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

February 28, 2021 (unaudited)

1

All data are as of February 28, 2021. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

February 28, 2021 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 55.5%
Long-Term Municipal Bonds – 53.9%
Alabama – 0.8%
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	$265	$301,101
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2016A 5.00%, 09/01/2046	100	140,552
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 05/01/2044(a)	250	284,052

		725,705

Arizona – 2.1%
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	1,185	1,204,067
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 20192 – Class A 3.625%, 05/20/2033	142	153,533
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(a)	100	107,740
Glendale Industrial Development Authority (Beatitudes Campus Obligated Group (The)) Series 2017 5.00%, 11/15/2040	235	252,218
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017A 6.125%, 10/01/2047(a)	110	116,988

		1,834,546

California – 0.8%
California School Finance Authority (Bright Star Schools Obligated Group) Series 2017 5.00%, 06/01/2054(a)	250	272,770
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 06/01/2047	200	206,870

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power (Los Angeles Department of Water & Power Power System Revenue) Series 2020A 5.00%, 07/01/2029	$180	$237,305

		716,945

Colorado – 0.9%
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018A 5.00%, 12/01/2028	545	689,768
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) 5.375%, 01/01/2041(a)	100	97,201

		786,969

Connecticut – 1.4%
State of Connecticut Special Tax Revenue Series 2012 5.00%, 01/01/2027	1,135	1,230,102

District of Columbia – 0.1%
District of Columbia Tobacco Settlement Financing Corp. Zero Coupon, 06/15/2055	625	50,463

Florida – 5.2%
Cape Coral Health Facilities Authority (Gulf Care, Inc. Obligated Group) Series 2015 6.00%, 07/01/2050(a)	270	284,777
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020A 5.00%, 10/01/2034	500	590,940
Capital Trust Agency, Inc. (Aviva Senior Life) Series 2017 5.00%, 07/01/2046(a)	240	243,624
County of Broward FL Airport System Revenue Series 2019A 5.00%, 10/01/2036	500	612,785
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/2025 (Pre-refunded/ETM)	560	602,862

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL Aviation Revenue Series 2014B 5.00%, 10/01/2025	$665	$768,467
Florida Higher Educational Facilities Financial Authority (Ringling College of Art and Design, Inc.) 5.00%, 03/01/2049	315	357,868
North Broward Hospital District Series 2017B 5.00%, 01/01/2037-01/01/2048	425	492,639
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	650	668,285

		4,622,247

Georgia – 1.9%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2030	200	232,820
City of Atlanta GA Department of Aviation Series 2014A 5.00%, 01/01/2028	625	702,319
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018C 4.00%, 08/01/2048	450	489,483
Private Colleges & Universities Authority (Savannah College of Art & Design, Inc.) Series 2014 5.00%, 04/01/2044	210	228,215

		1,652,837

Guam – 0.4%
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2011A 5.125%, 01/01/2042	300	306,765

Illinois – 6.7%
Chicago Board of Education Series 2012A 5.00%, 12/01/2042	950	992,683
Series 2016A 7.00%, 12/01/2044	100	120,094
Series 2017B 6.75%, 12/01/2030(a)	135	176,317
7.00%, 12/01/2042(a)	100	127,704

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport (TrIPs Obligated Group) Series 2018 5.00%, 07/01/2033	$105	$126,065
City of Chicago IL Series 2014A 5.00%, 01/01/2035	100	106,953
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.44%, 05/15/2055	498	448,200
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 02/15/2041	415	489,642
Illinois Finance Authority (CHF-Chicago LLC) Series 2017A 5.00%, 02/15/2047	210	229,318
Illinois Finance Authority (Rosalind Franklin University of Medicine & Science) Series 2017C 5.00%, 08/01/2049	425	479,158
Metropolitan Pier & Exposition Authority Series 2012 Zero Coupon, 12/15/2041-12/15/2050	675	290,553
Series 2017A 5.00%, 06/15/2057	115	134,088
Series 2017B Zero Coupon, 12/15/2054	150	45,150
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2023	365	400,690
State of Illinois Series 2013 5.00%, 07/01/2022	315	331,408
Series 2016 5.00%, 02/01/2027-02/01/2028	650	755,701
Series 2017A 5.00%, 12/01/2025	135	154,303
Series 2017D 5.00%, 11/01/2024-11/01/2028	480	545,358

		5,953,385

Indiana – 0.2%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 03/01/2039(a)	185	169,812

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 1.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/2050	$110	$121,928
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2020A 5.00%, 08/01/2026	385	474,736
Xenia Rural Water District Series 2016 5.00%, 12/01/2031	340	396,474

		993,138

Kansas – 0.3%
Wyandotte County-Kansas City Unified Government (Wyandotte County-Kansas City Unified Government Sales Tax) Series 2018 4.50%, 06/01/2040	280	287,398

Kentucky – 1.2%
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2037	315	344,569
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2037	410	487,904
Kentucky Public Energy Authority (Morgan Stanley) Series 2019C 4.00%, 02/01/2050	220	257,189

		1,089,662

Louisiana – 0.5%
New Orleans Aviation Board Series 2017B 5.00%, 01/01/2048	400	456,652

Maryland – 0.4%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 09/01/2038	100	107,926

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Frederick MD (Mount St. Mary’s University, Inc.) Series 2017A 5.00%, 09/01/2045(a)	$215	$232,559

		340,485

Massachusetts – 1.9%
Commonwealth of Massachusetts Series 2019C 5.00%, 05/01/2022	355	375,057
Massachusetts Development Finance Agency (Merrimack College) Series 2012A 5.25%, 07/01/2042	635	669,703
Massachusetts Development Finance Agency (Lawrence General Hospital Obligated Group) Series 2017 5.00%, 07/01/2047	320	291,309
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022(b)	235	224,538
Series 2017A 7.75%, 12/01/2044(b)	100	95,300

		1,655,907

Michigan – 1.8%
City of Detroit MI 5.00%, 04/01/2036-04/01/2037	65	75,234
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate) Series 2017A 5.00%, 11/01/2047	325	328,650
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 07/01/2028	500	571,035
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020B Zero Coupon, 06/01/2065	235	29,004
Michigan State Hospital Finance Authority (Trinity Health Corp.) Series 2017C 5.00%, 12/01/2023	445	500,647

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008C Zero Coupon, 06/01/2058	$1,000	$48,480

		1,553,050

Minnesota – 0.2%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) NATL 0.105%, 08/01/2028(c)	175	169,969

Missouri – 0.9%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2036	470	504,103
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 08/15/2046	245	259,301

		763,404

Nevada – 0.1%
State of Nevada Department of Business & Industry (Fulcrum Sierra Biofuels LLC) Series 2018 6.95%, 02/15/2038(a)	100	101,971

New Jersey – 5.0%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2030	685	733,498
Series 2014P 5.00%, 06/15/2029	500	557,200
New Jersey Economic Development Authority (North Star Academy Charter School of Newark, Inc.) Series 2017 5.00%, 07/15/2047	415	462,750
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2047	415	461,082

24 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2038	$250	$295,878
New Jersey Turnpike Authority Series 2014A 5.00%, 01/01/2029	675	768,973
Series 2021A 4.00%, 01/01/2042	500	579,965
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 06/01/2046	515	594,670

		4,454,016

New York – 1.8%
County of Nassau NY Series 2017C 5.00%, 10/01/2026	225	273,373
Metropolitan Transportation Authority Series 2019D 5.00%, 09/01/2022	310	329,149
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2032	195	242,718
New York Counties Tobacco Trust V Zero Coupon, 06/01/2050	550	80,526
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.375%, 10/01/2045	100	114,327
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2041	460	514,680

		1,554,773

North Carolina – 0.3%
North Carolina Medical Care Commission (United Church Homes & Services Obligated Group) Series 2017 5.00%, 09/01/2041	250	259,105

Ohio – 3.1%
Buckeye Tobacco Settlement Financing Authority Series 2020B Zero Coupon, 06/01/2057	395	59,171
5.00%, 06/01/2055	1,000	1,125,150

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017A 5.00%, 08/01/2028	$315	$397,905
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	560	631,383
County of Miami OH (Kettering Health Network Obligated Group) 5.00%, 08/01/2033	195	241,728
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	250	254,467
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	45	46,350

		2,756,154

Pennsylvania – 2.0%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030	305	394,310
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2042(a)	220	249,216
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2023	600	670,968
Crawford County Hospital Authority (Meadville Medical Center Obligated Group) Series 2016A 6.00%, 06/01/2051	215	230,944
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2034	220	256,870

		1,802,308

26 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 3.7%
Commonwealth of Puerto Rico Series 2006A 5.25%, 07/01/2023	$20	$17,275
Series 2011A 5.75%, 07/01/2024(d)(e)	40	33,650
Series 2012A 5.50%, 07/01/2039(d)(e)	65	53,137
Series 2014A 8.00%, 07/01/2035(d)(e)	100	77,625
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	90	76,424
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 07/01/2024	20	21,783
Series 2012A 5.00%, 07/01/2022-07/01/2033	90	94,223
5.125%, 07/01/2037	25	26,214
5.25%, 07/01/2029-07/01/2042	120	126,026
5.50%, 07/01/2028	30	31,605
5.75%, 07/01/2037	30	31,704
6.00%, 07/01/2047	30	31,803
Puerto Rico Electric Power Authority Series 2007T 5.00%, 07/01/2032	65	58,500
5.00%, 07/01/2037(d)(e)	110	99,000
AGM Series 2007V 5.25%, 07/01/2031	245	298,518
Series 2008W 5.00%, 07/01/2028	90	81,000
5.375%, 07/01/2024	45	40,669
5.50%, 07/01/2036(d)(e)	100	90,500
Series 2010A 5.25%, 07/01/2030	55	49,637
Series 2010C 5.00%, 07/01/2021(d)(e)	25	22,500
5.25%, 07/01/2028	65	58,662
Series 2010D 5.00%, 07/01/2021(d)(e)	15	13,500
Series 2010X 5.25%, 07/01/2040(d)(e)	70	63,175
Series 2010Z 5.25%, 07/01/2024	25	22,562
Series 2012A 5.00%, 07/01/2029	40	36,000

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority NATL Series 2007N 5.25%, 07/01/2032	$330	$369,864
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	225	232,312
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024-07/01/2046	434	141,344
Series 2019A 4.329%, 07/01/2040	100	107,315
5.00%, 07/01/2058	772	853,091

		3,259,618

Tennessee – 0.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.125%, 12/01/2042(a)	280	281,963
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 04/01/2049(a)	100	46,951
Tennessee Housing Development Agency Series 2017 4.00%, 07/01/2048	215	233,316

		562,230

Texas – 4.4%
City of Houston TX Series 2017A 5.00%, 03/01/2026	405	490,921
Harris County-Houston Sports Authority AGM Series 2014A 5.00%, 11/15/2025	615	701,641
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2044	500	567,275
New Hope Cultural Education Facilities Finance Corp. (BSPV – Plano LLC) 7.25%, 12/01/2053	35	30,787

28 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Longhorn Village) Series 2017 5.00%, 01/01/2037	$325	$351,835
Red River Education Finance Corp. (St. Edward’s University, Inc.) Series 2016 5.00%, 06/01/2046	90	99,656
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/2044	300	325,530
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020A 5.75%, 12/01/2054	180	191,776
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) 5.00%, 06/30/2058	230	272,782
University of North Texas System Series 2020A 5.00%, 04/15/2025	400	471,376
Uptown Development Authority Series 2017A 5.00%, 09/01/2040	325	365,037

		3,868,616

Utah – 0.3%
Salt Lake City Corp. Airport Revenue Series 2018A 5.00%, 07/01/2048	255	298,967

Vermont – 0.4%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2013 4.625%, 04/01/2036(a)	100	113,511
Vermont Economic Development Authority (Wake Robin Corp.) Series 2017A 5.00%, 05/01/2047	235	241,249

		354,760

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Virginia – 0.9%
Richmond Redevelopment & Housing Authority (American Tobacco Holdings LLC) Series 2017 5.55%, 01/01/2037(a)	$220	$228,290
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 06/01/2047	410	412,251
Virginia College Building Authority (Virginia College Building Authority State Lease) 5.00%, 02/01/2027	155	193,173

		833,714

Washington – 1.3%
Kalispel Tribe of Indians Series 2018B 5.25%, 01/01/2038(a)(f)	155	175,468
King County Public Hospital District No. 1 Series 2018 5.00%, 12/01/2031	265	322,168
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/2047(a)	340	352,529
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016A 5.00%, 01/01/2046(a)	315	336,480

		1,186,645

Wisconsin – 1.2%
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 5.00%, 04/01/2030(a)	100	119,212
Wisconsin Public Finance Authority (Bancroft Neurohealth Obligated Group) Series 2016 5.125%, 06/01/2048(a)	160	172,833
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	265	291,768
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042-05/01/2047	410	455,254

		1,039,067

		47,691,385

30 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.6%
California – 0.6%
State of California 0.01%, 05/01/2034(g)	$500	$500,000

Colorado – 0.1%
Colorado Educational & Cultural Facilities Authority (Michael Ann Russell Jewish Community Center, Inc.) 0.01%, 01/01/2039(g)	145	145,000

New Jersey – 0.6%
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009C 0.11%, 07/01/2043(g)	500	500,000

Texas – 0.3%
State of Texas 4.00%, 08/26/2021	280	285,278

		1,430,278

Total Municipal Obligations (cost $46,498,970)		49,121,663

	Shares
COMMON STOCKS – 27.3%
Health Care – 5.6%
Biotechnology – 1.1%
AbbVie, Inc.	4,033	434,515
Amgen, Inc.	1,339	301,168
Gilead Sciences, Inc.	2,864	175,850

		911,533

Health Care Providers & Services – 0.3%
Alfresa Holdings Corp.	429	8,295
Cardinal Health, Inc.	668	34,415
CVS Health Corp.	2,990	203,709
Sonic Healthcare Ltd.	1,034	25,351

		271,770

Pharmaceuticals – 4.2%
Astellas Pharma, Inc.	4,254	67,261
Bayer AG	2,244	136,303
Bristol-Myers Squibb Co.	5,150	315,849
GlaxoSmithKline PLC	11,464	191,286
Johnson & Johnson	6,016	953,295

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Merck & Co., Inc.	5,779	$419,671
Novartis AG	5,073	436,919
Orion Oyj – Class B	241	9,887
Pfizer, Inc.	12,697	425,223
Roche Holding AG	1,606	526,862
Sanofi	2,589	237,594

		3,720,150

		4,903,453

Consumer Staples – 5.1%
Beverages – 1.1%
Asahi Group Holdings Ltd.	1,037	45,272
Coca-Cola Amatil Ltd.	1,158	11,956
Coca-Cola Co. (The)	9,324	456,783
Coca-Cola HBC AG(e)	457	14,331
PepsiCo, Inc.	3,164	408,757
Treasury Wine Estates Ltd.	1,647	13,830

		950,929

Food & Staples Retailing – 0.4%
Etablissements Franz Colruyt NV	126	7,548
ICA Gruppen AB	229	10,867
Kesko Oyj – Class B	624	15,877
Koninklijke Ahold Delhaize NV	2,515	66,408
Seven & i Holdings Co., Ltd.	1,721	65,595
Sysco Corp.	1,104	87,912
Tesco PLC	17,666	55,526
Walgreens Boots Alliance, Inc.	1,682	80,618
Wm Morrison Supermarkets PLC	5,502	13,139

		403,490

Food Products – 1.3%
Archer-Daniels-Midland Co.	1,269	71,800
Campbell Soup Co.	414	18,829
Conagra Brands, Inc.	1,116	37,866
Danone SA	1,412	96,017
General Mills, Inc.	1,395	76,739
JM Smucker Co. (The)	261	29,232
Kellogg Co.	587	33,876
Mowi ASA	1,004	24,247
Nestle SA	6,583	687,059
Orkla ASA	1,716	15,805
Tyson Foods, Inc. – Class A	672	45,474
WH Group Ltd.(a)	21,881	19,625

		1,156,569

Household Products – 1.1%
Kimberly-Clark Corp.	779	99,969
Procter & Gamble Co. (The)	5,689	702,762

32 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Reckitt Benckiser Group PLC	1,625	$136,307

		939,038

Personal Products – 0.4%
Pola Orbis Holdings, Inc.	209	4,789
Unilever PLC	6,007	312,486

		317,275

Tobacco – 0.8%
Altria Group, Inc.	4,246	185,126
British American Tobacco PLC	5,242	182,029
Imperial Brands PLC	2,162	40,284
Japan Tobacco, Inc.	2,741	49,630
Philip Morris International, Inc.	3,558	298,943

		756,012

		4,523,313

Financials – 3.6%
Banks – 1.0%
Bank Leumi Le-Israel BM	3,319	20,130
BOC Hong Kong Holdings Ltd.	8,455	28,092
Citizens Financial Group, Inc.	975	42,354
Concordia Financial Group Ltd.	2,349	9,098
DBS Group Holdings Ltd.	4,100	81,240
Fifth Third Bancorp	1,627	56,441
Hang Seng Bank Ltd.	1,747	33,740
Huntington Bancshares, Inc./OH	2,324	35,650
KeyCorp	2,230	44,912
M&T Bank Corp.	293	44,225
Oversea-Chinese Banking Corp., Ltd.	7,555	61,807
PNC Financial Services Group, Inc. (The)	970	163,309
Regions Financial Corp.	2,193	45,242
Truist Financial Corp.	3,079	175,380
United Overseas Bank Ltd.	2,687	49,344

		890,964

Capital Markets – 0.8%
3i Group PLC	2,223	34,510
Ameriprise Financial, Inc.	275	60,841
ASX Ltd.	442	23,017
Bank of New York Mellon Corp. (The)	1,821	76,773
CME Group, Inc. – Class A	820	163,754
Franklin Resources, Inc.	679	17,769
Hargreaves Lansdown PLC	758	16,025
IGM Financial, Inc.	190	5,184
Magellan Financial Group Ltd.	293	9,790
Northern Trust Corp.	452	42,999
Partners Group Holding AG	43	51,483
Schroders PLC	284	13,899

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Singapore Exchange Ltd.	1,836	$13,669
Standard Life Aberdeen PLC	5,123	22,375
State Street Corp.	805	58,580
T. Rowe Price Group, Inc.	519	84,151

		694,819

Consumer Finance – 0.1%
Discover Financial Services	700	65,849
Synchrony Financial	1,200	46,416

		112,265

Diversified Financial Services – 0.0%
M&G PLC	5,940	15,300

Insurance – 1.7%
Admiral Group PLC	436	18,868
Aflac, Inc.	1,547	74,086
Allianz SE	953	230,015
Assicurazioni Generali SpA	2,520	47,257
Baloise Holding AG	106	18,540
Direct Line Insurance Group PLC	3,117	13,935
Fidelity National Financial, Inc.	633	24,231
Gjensidige Forsikring ASA	456	10,459
Great-West Lifeco, Inc.	634	16,226
Hannover Rueck SE	138	23,366
Hartford Financial Services Group, Inc. (The)	818	41,464
iA Financial Corp., Inc.	244	12,537
Lincoln National Corp.	441	25,080
Manulife Financial Corp.	4,431	88,334
Medibank Pvt Ltd.	6,292	13,429
MS&AD Insurance Group Holdings, Inc.	1,017	28,867
NN Group NV	658	30,382
Power Corp. of Canada	1,277	30,786
Principal Financial Group, Inc.	627	35,476
Progressive Corp. (The)	1,337	114,915
Prudential Financial, Inc.	902	78,221
Reinsurance Group of America, Inc. – Class A	155	18,946
Sompo Holdings, Inc.	767	29,519
Sun Life Financial, Inc.	1,336	64,291
Swiss Life Holding AG	70	34,793
T&D Holdings, Inc.	1,229	16,740
Tokio Marine Holdings, Inc.	1,443	71,686
Travelers Cos., Inc. (The)	579	84,245
Tryg A/S	345	10,834
Zurich Insurance Group AG	344	140,424

		1,447,952

		3,161,300

34 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 3.4%
Aerospace & Defense – 0.7%
BAE Systems PLC	7,349	$49,746
General Dynamics Corp.	557	91,053
Huntington Ingalls Industries, Inc.	93	16,359
Lockheed Martin Corp.	575	189,894
Raytheon Technologies Corp.	3,490	251,245
Singapore Technologies Engineering Ltd.	3,567	9,990

		608,287

Air Freight & Logistics – 0.4%
Deutsche Post AG	2,260	112,249
United Parcel Service, Inc. – Class B	1,616	255,053

		367,302

Building Products – 0.1%
AGC, Inc.	441	16,251
Johnson Controls International PLC	1,700	94,843
Xinyi Glass Holdings Ltd.	4,150	11,612

		122,706

Commercial Services & Supplies – 0.0%
Toppan Printing Co., Ltd.	599	9,464

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	581	17,752
Bouygues SA	521	21,092
HOCHTIEF AG	56	5,005
Kajima Corp.	1,026	13,167
Obayashi Corp.	1,483	12,803
Shimizu Corp.	1,261	9,579
Taisei Corp.	436	15,461

		94,859

Electrical Equipment – 0.7%
ABB Ltd.(e)	4,210	121,204
Eaton Corp. PLC	914	118,994
Emerson Electric Co.	1,365	117,253
Mitsubishi Electric Corp.	4,170	61,753
Schneider Electric SE	1,231	182,033

		601,237

Industrial Conglomerates – 0.7%
3M Co.	1,316	230,379
CK Hutchison Holdings Ltd.	6,167	46,538
DCC PLC	225	18,175
Jardine Matheson Holdings Ltd.	499	26,013
Siemens AG	1,748	270,523

		591,628

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.3%
Amada Co. Ltd.	738	$9,017
Cummins, Inc.	338	85,582
Kone Oyj – Class B	776	61,935
PACCAR, Inc.	791	71,973
Snap-on, Inc.	118	23,967
Wartsila Oyj Abp	1,014	11,643

		264,117

Professional Services – 0.2%
Adecco Group AG	354	22,280
RELX PLC (London)	4,413	104,420
SGS SA	14	40,009

		166,709

Road & Rail – 0.1%
Aurizon Holdings Ltd.	4,374	12,880
Kyushu Railway Co.	341	8,915
MTR Corp., Ltd.	3,529	21,162
Nippon Express Co., Ltd.	164	12,265

		55,222

Trading Companies & Distributors – 0.1%
ITOCHU Corp.	3,078	91,934

Transportation Infrastructure – 0.0%
Sydney Airport(e)	3,021	13,695

		2,987,160

Information Technology – 2.5%
Communications Equipment – 0.5%
Cisco Systems, Inc./Delaware	9,647	432,861
Juniper Networks, Inc.	758	17,646

		450,507

Electronic Equipment, Instruments & Components – 0.1%
Hitachi Ltd.	2,211	101,978
Venture Corp., Ltd.	631	9,004

		110,982

IT Services – 0.4%
Computershare Ltd.	1,112	11,377
International Business Machines Corp.	2,035	242,022
Paychex, Inc.	738	67,210
Western Union Co. (The) – Class W	939	21,804

		342,413

Semiconductors & Semiconductor Equipment – 1.3%
Intel Corp.	9,436	573,520

36 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Maxim Integrated Products, Inc.	609	$56,740
Texas Instruments, Inc.	2,093	360,561
Tokyo Electron Ltd.	342	142,620

		1,133,441

Software – 0.0%
Sage Group PLC (The)	2,492	19,472
Trend Micro, Inc./Japan	305	14,745

		34,217

Technology Hardware, Storage & Peripherals – 0.2%
Brother Industries Ltd.	509	10,086
HP, Inc.	3,267	94,645
NetApp, Inc.	507	31,738
Seagate Technology PLC	529	38,739

		175,208

		2,246,768

Utilities – 1.8%
Electric Utilities – 1.0%
Alliant Energy Corp.	570	26,311
American Electric Power Co., Inc.	1,134	84,880
CK Infrastructure Holdings Ltd.	1,514	8,770
CLP Holdings Ltd.	3,752	36,630
Duke Energy Corp.	1,680	143,791
Edison International	864	46,647
EDP – Energias de Portugal SA	6,345	36,368
Endesa SA	725	17,915
Eversource Energy	783	62,233
Fortis, Inc./Canada	1,061	40,853
Fortum Oyj	1,014	25,264
Hydro One Ltd.(a)	750	15,924
Iberdrola SA	14,164	177,502
Mercury NZ Ltd.	1,556	6,793
OGE Energy Corp.	457	13,376
Pinnacle West Capital Corp.	257	17,972
Power Assets Holdings Ltd.	3,169	17,585
PPL Corp.	1,756	45,990
Red Electrica Corp. SA	989	16,522
Terna Rete Elettrica Nazionale SpA	3,214	22,296
Xcel Energy, Inc.	1,200	70,308

		933,930

Gas Utilities – 0.1%
Enagas SA	568	11,897
Hong Kong & China Gas Co., Ltd.	24,363	36,768
Snam SpA	4,607	23,849

		72,514

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Utilities – 0.7%
Ameren Corp.	564	$39,632
CMS Energy Corp.	654	35,388
Consolidated Edison, Inc.	764	50,157
Dominion Energy, Inc.	1,919	131,106
DTE Energy Co.	440	51,797
National Grid PLC	8,043	90,439
Public Service Enterprise Group, Inc.	1,155	62,174
Sempra Energy	661	76,663
WEC Energy Group, Inc.	721	58,141

		595,497

		1,601,941

Communication Services – 1.8%
Diversified Telecommunication Services – 1.3%
AT&T, Inc.	16,280	454,049
BCE, Inc.	351	15,013
Elisa Oyj	325	19,433
HKT Trust & HKT Ltd. – Class SS	8,655	11,764
Nippon Telegraph & Telephone Corp.	2,941	76,187
Proximus SADP	347	6,777
Shaw Communications, Inc. – Class B	1,064	18,519
Spark New Zealand Ltd.	4,197	13,919
Swisscom AG	60	30,140
TELUS Corp.	968	19,396
Verizon Communications, Inc.	9,455	522,861
Washington H Soul Pattinson & Co., Ltd.	246	5,661

		1,193,719

Media – 0.2%
Interpublic Group of Cos., Inc. (The)	890	23,247
Omnicom Group, Inc.	491	33,746
ViacomCBS, Inc. – Class B	1,288	83,063

		140,056

Wireless Telecommunication Services – 0.3%
KDDI Corp.	3,685	114,874
Rogers Communications, Inc. – Class B	809	35,047
Softbank Corp.	6,562	88,733

		238,654

		1,572,429

Materials – 1.7%
Chemicals – 0.8%
Air Water, Inc.	419	6,915
Asahi Kasei Corp.	2,866	31,092
BASF SE	2,099	171,721

38 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Dow, Inc.	1,693	$100,412
Eastman Chemical Co.	309	33,761
EMS-Chemie Holding AG	19	16,836
Evonik Industries AG	479	16,131
International Flavors & Fragrances, Inc.	511	69,246
JSR Corp.	465	13,938
LyondellBasell Industries NV – Class A	610	62,885
Mitsubishi Chemical Holdings Corp.	2,925	20,454
Mitsubishi Gas Chemical Co., Inc.	361	8,456
Mitsui Chemicals, Inc.	420	13,011
Nitto Denko Corp.	363	31,159
Nutrien Ltd.	1,300	70,169
Sumitomo Chemical Co., Ltd.	3,404	16,572
Tosoh Corp.	594	10,919

		693,677

Construction Materials – 0.1%
CRH PLC(e)	1,793	77,836

Containers & Packaging – 0.1%
AMCOR PLC	3,583	39,198
International Paper Co.	853	42,352
Packaging Corp. of America	217	28,648

		110,198

Metals & Mining – 0.6%
Anglo American PLC	2,803	108,759
B2Gold Corp.	2,388	10,396
Boliden AB	624	24,713
Evolution Mining Ltd.	3,708	11,864
Fortescue Metals Group Ltd.	3,869	71,453
Nucor Corp.	689	41,216
Rio Tinto Ltd.	848	83,206
Rio Tinto PLC	2,564	222,214

		573,821

Paper & Forest Products – 0.1%
Mondi PLC	1,109	26,762
Oji Holdings Corp.	1,970	12,467
UPM-Kymmene Oyj	1,219	46,571

		85,800

		1,541,332

Consumer Discretionary – 1.0%
Auto Components – 0.2%
Bridgestone Corp.	1,223	48,314
Magna International, Inc. – Class A (Canada)	648	54,581
NGK Spark Plug Co., Ltd.	349	5,968
Sumitomo Electric Industries Ltd.	1,723	25,245

		134,108

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 0.4%
Isuzu Motors Ltd.	1,260	$13,261
Toyota Motor Corp.	4,846	358,089

		371,350

Distributors – 0.1%
Genuine Parts Co.	330	34,766

Hotels, Restaurants & Leisure – 0.0%
Sodexo SA(e)	202	19,350

Household Durables – 0.2%
Husqvarna AB – Class B	955	11,680
Panasonic Corp.	5,045	65,222
Sekisui Chemical Co., Ltd.	816	14,624
Sekisui House Ltd.	1,408	26,567
Whirlpool Corp.	143	27,181

		145,274

Leisure Products – 0.0%
Hasbro, Inc.	297	27,832

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A	131	16,927
Wesfarmers Ltd.	2,590	98,511

		115,438

Specialty Retail – 0.0%
ABC-Mart, Inc.	75	4,285
USS Co., Ltd.	501	9,558

		13,843

Textiles, Apparel & Luxury Goods – 0.0%
Pandora A/S	228	22,135

		884,096

Energy – 0.5%
Energy Equipment & Services – 0.0%
Baker Hughes Co. – Class A	1,499	36,695

Oil, Gas & Consumable Fuels – 0.5%
Inter Pipeline Ltd.	980	13,792
Keyera Corp.	505	9,790
Koninklijke Vopak NV	160	7,634
Lundin Energy AB	424	13,760
Pembina Pipeline Corp.	1,256	31,938
TC Energy Corp.	2,147	89,922
TOTAL SE	5,759	268,543

		435,379

		472,074

40 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 0.3%
Real Estate Management & Development – 0.3%
CK Asset Holdings Ltd.	5,907	$34,719
Daiwa House Industry Co., Ltd.	1,293	36,677
Hang Lung Properties Ltd.	4,624	11,979
Henderson Land Development Co., Ltd.	3,318	14,453
Hongkong Land Holdings Ltd.	2,666	12,808
Sino Land Co., Ltd.	7,243	10,955
Sun Hung Kai Properties Ltd.	2,979	48,354
Swire Properties Ltd.	2,673	8,598
Swiss Prime Site AG	174	16,286
Wharf Real Estate Investment Co., Ltd.	3,815	22,812

		217,641

		217,641

Total Common Stocks (cost $20,832,907)		24,111,507

PREFERRED STOCKS – 6.6%
Real Estate – 6.6%
Diversified REITs – 1.5%
Armada Hoffler Properties, Inc. Series A 6.75%,	8,150	205,787
Colony Capital, Inc. Series H 7.125%,	10,210	248,001
Colony Capital, Inc. Series I 7.15%,	4,450	107,868
Colony Capital, Inc. Series J 7.125%,	4,575	111,493
Gladstone Commercial Corp. Series E 6.625%,	5,775	148,129
Global Net Lease, Inc. Series A 7.25%,	3,378	87,389
Global Net Lease, Inc. Series B 6.875%,	3,550	90,632
PS Business Parks, Inc. Series Y 5.20%,	513	13,179
PS Business Parks, Inc. Series Z 4.875%,	7,550	191,543

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vornado Realty Trust Series K 5.70%,	3,081	$77,333
Vornado Realty Trust Series L 5.40%,	2,623	65,313

		1,346,667

Health Care REITs – 0.0%
Global Medical REIT, Inc. Series A 7.50%,	1,050	27,615

Hotel & Resort REITs – 0.9%
DiamondRock Hospitality Co. 8.25%,	6,975	186,093
Hersha Hospitality Trust Series C 6.875%,	50	1,184
Hersha Hospitality Trust Series D 6.50%,	194	4,507
Hersha Hospitality Trust Series E 6.50%,	50	1,158
Pebblebrook Hotel Trust Series C 6.50%,	2,600	60,502
Pebblebrook Hotel Trust Series D 6.375%,	965	22,398
Pebblebrook Hotel Trust Series E 6.375%,	753	17,439
Pebblebrook Hotel Trust Series F 6.30%,	5,600	126,672
Summit Hotel Properties, Inc. Series E 6.25%,	8,896	202,829
Sunstone Hotel Investors, Inc. Series E 6.95%,	1,044	25,933
Sunstone Hotel Investors, Inc. Series F 6.45%,	4,875	121,022

		769,737

42 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial REITs – 0.5%
Monmouth Real Estate Investment Corp. Series C 6.125%,	6,951	$174,957
Plymouth Industrial REIT, Inc. Series A 7.50%,	751	19,766
Rexford Industrial Realty, Inc. Series A 5.875%,	875	22,094
Rexford Industrial Realty, Inc. Series B 5.875%,	5,800	147,900
Rexford Industrial Realty, Inc. Series C 5.625%,	3,224	82,341

		447,058

Office REITs – 0.2%
City Office REIT, Inc. Series A 6.625%,	2,628	66,120
SL Green Realty Corp. Series I 6.50%,	2,025	51,395
Vornado Realty Trust Series M 5.25%,	2,811	70,275

		187,790

Real Estate Development – 0.2%
American Finance Trust, Inc. Series C 7.375%,	8,000	200,080

Real Estate Operating Companies – 0.1%
Brookfield Property Partners LP Series A2 6.375%,	4,109	97,301

Residential REITs – 0.9%
American Homes 4 Rent Series D 6.50%,	7,368	188,400
American Homes 4 Rent Series F 5.875%,	5,850	150,228
American Homes 4 Rent Series G 5.875%,	125	3,215

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

American Homes 4 Rent Series H 6.25%,	2,225	$59,007
Bluerock Residential Growth REIT, Inc. Series D 7.125%,	850	21,675
Centerspace Series C 6.625%,	2,359	61,452
UMH Properties, Inc. Series C 6.75%,	7,842	196,363
UMH Properties, Inc. Series D 6.375%,	2,825	69,495

		749,835

Retail REITs – 1.3%
American Finance Trust, Inc. Series A 7.50%,	100	2,537
Brookfield Property REIT, Inc. Series A 6.375%,	7,215	179,509
Cedar Realty Trust, Inc. Series C 6.50%,	5,761	128,240
National Retail Properties, Inc. Series F 5.20%,	1,150	29,187
Saul Centers, Inc. Series D 6.125%,	7,025	170,327
SITE Centers Corp. Series A 6.375%,	10,850	277,326
Spirit Realty Capital, Inc. Series A 6.00%,	5,525	143,098
Urstadt Biddle Properties, Inc. Series H 6.25%,	5,765	141,588
Urstadt Biddle Properties, Inc. Series K 5.875%,	1,523	36,780

		1,108,592

44 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized REITs – 1.0%
Digital Realty Trust, Inc. Series C 6.625%,	1,961	$50,084
Digital Realty Trust, Inc. Series L 5.20%,	10,725	278,957
National Storage Affiliates Trust Series A 6.00%,	7,180	190,270
Public Storage Series L 4.625%,	5,384	136,754
Public Storage Series M 4.125%,	2,650	66,594
QTS Realty Trust, Inc. Series A 7.125%,	5,121	136,936

		859,595

Total Preferred Stocks (cost $5,773,435)		5,794,270

INVESTMENT COMPANIES – 1.0%
Funds and Investment Trusts – 1.0%(h)
Vanguard Global ex-U.S. Real Estate ETF	8,412	459,716
Vanguard Real Estate ETF	5,165	453,848

Total Investment Companies (cost $917,171)		913,564

	Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M3 3.88% (LIBOR 1 Month + 3.75%), 09/25/2024(i) (cost $226,623)	$222	229,330

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 8.2%
Investment Companies – 8.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(h)(j)(k) (cost $7,275,716)	7,275,716	$7,275,716

Total Investments – 98.9% (cost $81,524,822)		87,446,050
Other assets less liabilities – 1.1%		977,686

Net Assets – 100.0%		$88,423,736

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	14	March 2021	$1,476,568	$(85,220)
10 Yr Canadian Bond Futures	2	June 2021	219,676	(553)
Euro STOXX 50 Index Futures	34	March 2021	1,487,894	28,054
FTSE 100 Index Futures	4	March 2021	358,861	(12,006)
Hang Seng Index Futures	1	March 2021	186,677	(10,191)
MSCI Emerging Markets Futures	20	March 2021	1,338,100	49,116
OMXS30 Index Futures	11	March 2021	261,195	(5,206)
S&P 500 E-Mini Futures	58	March 2021	11,046,680	299,369
S&P/TSX 60 Index Futures	2	March 2021	336,885	2,880
SPI 200 Futures	2	March 2021	255,034	(3,625)
TOPIX Index Futures	5	March 2021	879,732	14,704
U.S. T-Note 10 Yr (CBT) Futures	72	June 2021	9,555,750	(109,784)

Sold Contracts
10 Yr Mini Japan Government Bond Futures	14	March 2021	1,980,581	9,742
Euro STOXX 50 Index Futures	1	March 2021	43,762	919
Euro-Bund Futures	7	March 2021	1,464,511	24,979
FTSE 100 Index Futures	4	March 2021	358,860	5,902
Long Gilt Futures	11	June 2021	1,958,101	21,941
S&P 500 E-Mini Futures	1	March 2021	190,460	3,914
U.S. T-Note 10 Yr (CBT) Futures	6	June 2021	796,313	8,320

				$243,255

46 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	483	USD	669	03/17/2021	$(3,900)
Barclays Bank PLC	NZD	746	USD	556	03/17/2021	16,767
Barclays Bank PLC	SEK	4,589	USD	558	03/17/2021	14,292
Barclays Bank PLC	USD	1,245	NOK	10,385	03/17/2021	(47,206)
Barclays Bank PLC	COP	3,128,448	USD	899	03/18/2021	41,560
Barclays Bank PLC	RUB	21,141	USD	285	03/24/2021	2,883
Barclays Bank PLC	USD	142	MYR	580	03/25/2021	371
Barclays Bank PLC	USD	140	MYR	566	03/25/2021	(1,374)
Barclays Bank PLC	KRW	229,938	USD	206	04/22/2021	1,519
Barclays Bank PLC	USD	1	KRW	1,548	04/22/2021	(41)
Barclays Bank PLC	TWD	6,403	USD	231	04/27/2021	(509)
BNP Paribas SA	BRL	984	USD	183	03/02/2021	6,979
BNP Paribas SA	USD	178	BRL	984	03/02/2021	(2,350)
BNP Paribas SA	USD	745	CAD	945	03/17/2021	(2,684)
Citibank, NA	TWD	9,418	USD	342	04/27/2021	1,968
Credit Suisse International	IDR	19,759	USD	1	04/15/2021	48
Credit Suisse International	USD	121	PHP	5,816	04/22/2021	(2,379)
Deutsche Bank AG	CLP	624,243	USD	876	03/18/2021	13,550
Deutsche Bank AG	CLP	316,633	USD	435	03/18/2021	(2,721)
Deutsche Bank AG	USD	125	COP	447,040	03/18/2021	(2,843)
Deutsche Bank AG	USD	108	IDR	1,530,528	04/15/2021	(2,318)
Deutsche Bank AG	USD	910	INR	67,480	04/15/2021	(2,977)
Deutsche Bank AG	KRW	131,672	USD	119	04/22/2021	1,707
Deutsche Bank AG	PHP	11,700	USD	243	04/22/2021	4,837
Goldman Sachs Bank USA	BRL	259	USD	47	03/02/2021	618
Goldman Sachs Bank USA	USD	47	BRL	259	03/02/2021	(1,264)
Goldman Sachs Bank USA	PEN	3,609	USD	998	03/18/2021	8,627
Goldman Sachs Bank USA	USD	302	COP	1,049,403	03/18/2021	(14,466)
Goldman Sachs Bank USA	RUB	2,761	USD	37	03/24/2021	399
Goldman Sachs Bank USA	MYR	1,527	USD	378	03/25/2021	2,584
Goldman Sachs Bank USA	USD	28	BRL	153	04/05/2021	(839)
Goldman Sachs Bank USA	USD	348	IDR	4,926,203	04/15/2021	(7,862)
Goldman Sachs Bank USA	USD	249	CNY	1,617	04/22/2021	(733)
Goldman Sachs Bank USA	USD	121	PHP	5,816	04/22/2021	(2,354)
Morgan Stanley Capital Services, Inc.	USD	362	MYR	1,467	03/25/2021	(1,856)
Natwest Markets PLC	USD	237	RUB	17,521	03/24/2021	(2,789)
Standard Chartered Bank	COP	550,864	USD	156	03/18/2021	5,167
Standard Chartered Bank	PEN	1,043	USD	289	03/18/2021	2,876
Standard Chartered Bank	USD	244	CLP	171,949	03/18/2021	(5,948)
Standard Chartered Bank	USD	51	PEN	186	03/18/2021	(12)
Standard Chartered Bank	IDR	2,385,473	USD	169	04/15/2021	4,772
Standard Chartered Bank	USD	49	INR	3,561	04/15/2021	(818)
Standard Chartered Bank	CNY	1,535	USD	238	04/22/2021	2,072
Standard Chartered Bank	USD	893	CNY	5,801	04/22/2021	(2,281)
State Street Bank & Trust Co.	NZD	210	USD	150	03/05/2021	(2,098)
State Street Bank & Trust Co.	THB	9,775	USD	326	03/11/2021	1,481
State Street Bank & Trust Co.	USD	691	THB	20,708	03/11/2021	(3,963)
State Street Bank & Trust Co.	AUD	1,299	USD	1,015	03/17/2021	15,379
State Street Bank & Trust Co.	CAD	85	USD	67	03/17/2021	5
State Street Bank & Trust Co.	CHF	628	USD	703	03/17/2021	11,612

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	145	USD	176	03/17/2021	$1,032
State Street Bank & Trust Co.	GBP	223	USD	315	03/17/2021	4,665
State Street Bank & Trust Co.	GBP	41	USD	57	03/17/2021	(176)
State Street Bank & Trust Co.	NOK	457	USD	54	03/17/2021	1,437
State Street Bank & Trust Co.	NZD	136	USD	99	03/17/2021	1,274
State Street Bank & Trust Co.	NZD	285	USD	204	03/17/2021	(1,623)
State Street Bank & Trust Co.	USD	467	CAD	591	03/17/2021	(2,052)
State Street Bank & Trust Co.	USD	214	CHF	194	03/17/2021	(818)
State Street Bank & Trust Co.	USD	176	EUR	145	03/17/2021	(932)
State Street Bank & Trust Co.	USD	332	GBP	240	03/17/2021	2,022
State Street Bank & Trust Co.	USD	1,033	JPY	109,396	03/17/2021	(6,421)
State Street Bank & Trust Co.	USD	55	NOK	457	03/17/2021	(2,057)
State Street Bank & Trust Co.	USD	667	SEK	5,534	03/17/2021	(11,234)
State Street Bank & Trust Co.	HUF	149,122	USD	505	03/24/2021	8,908
State Street Bank & Trust Co.	PLN	1,247	USD	337	03/24/2021	4,618
State Street Bank & Trust Co.	USD	246	CZK	5,273	03/24/2021	(3,266)
State Street Bank & Trust Co.	USD	263	TRY	1,936	03/26/2021	(4,830)
State Street Bank & Trust Co.	ZAR	3,815	USD	257	04/08/2021	5,919
State Street Bank & Trust Co.	USD	162	NOK	1,379	04/15/2021	(3,248)
State Street Bank & Trust Co.	USD	313	MXN	6,465	04/16/2021	(5,095)
State Street Bank & Trust Co.	CHF	366	USD	412	05/06/2021	9,595
UBS AG	BRL	725	USD	131	03/02/2021	1,731
UBS AG	USD	133	BRL	725	03/02/2021	(4,027)
UBS AG	CHF	940	USD	1,054	03/17/2021	19,779
UBS AG	USD	991	SEK	8,209	03/17/2021	(18,443)
UBS AG	CZK	16,644	USD	777	03/24/2021	9,111
UBS AG	RUB	2,761	USD	37	03/24/2021	479
UBS AG	USD	281	RUB	21,457	03/24/2021	5,302
UBS AG	USD	834	RUB	62,011	03/24/2021	(5,307)
UBS AG	USD	546	TRY	4,190	03/26/2021	12,134
UBS AG	USD	604	TRY	4,334	03/26/2021	(26,969)
UBS AG	BRL	725	USD	133	04/05/2021	4,033

						$39,029

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	110	EUR	3,825.00	March 2021	EUR	421	$3,624	$(604)
FTSE 100 Index(l)	Citibank, NA	20	GBP	6,825.00	March 2021	GBP	137	364	(259)
Nikkei 225 Index(l)	Goldman Sachs International	1,000	JPY	31,125.00	March 2021	JPY	31,125	375	(326)
S&P 500 Index(l)	UBS AG	900	USD	3,915.00	March 2021	USD	3,524	24,300	(24,300)

								$28,663	$(25,489)

48 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index(l)	Citibank, NA	110	EUR	3,450.00	March 2021	EUR	380	$4,128	$(3,866)
FTSE 100 Index(l)	Citibank, NA	20	GBP	6,400.00	March 2021	GBP	128	3,040	(3,067)
Nikkei 225 Index(l)	Goldman Sachs International	1,000	JPY	28,125.00	March 2021	JPY	28,125	2,247	(2,439)
S&P 500 Index(l)	UBS AG	900	USD	3,730.00	March 2021	USD	3,357	54,540	(54,540)

								$63,955	$(63,912)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 35, 5 Year Index, 12/20/2025*	(5.00)%	Quarterly	3.09%	USD 690	$(63,911)	$(25,895)	$(38,016)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,170	01/15/2028	0.735%	CPI#	Maturity	$137,394	$	– 0	–	$137,394
USD	1,080	01/15/2028	1.230%	CPI#	Maturity	84,076		– 0	–	84,076
USD	310	01/15/2028	1.230%	CPI#	Maturity	24,133		– 0	–	24,133
USD	630	01/15/2030	1.585%	CPI#	Maturity	38,433		– 0	–	38,433
USD	75	01/15/2030	1.572%	CPI#	Maturity	4,676		– 0	–	4,676
USD	75	01/15/2030	1.587%	CPI#	Maturity	4,560		– 0	–	4,560
USD	150	02/15/2051	CPI#	2.290%	Maturity	3,885		– 0	–	3,885

						$297,157	$	– 0	–	$297,157

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	1,640	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$14,341	$	– 0	–	$14,341
USD	820	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	27,752		– 0	–	27,752
USD	2,420	11/29/2024	3 Month LIBOR	1.535%	Quarterly/Semi-Annual	92,461		– 0	–	92,461
USD	145	10/09/2029	3 Month LIBOR	1.476%	Quarterly/Semi-Annual	1,527		– 0	–	1,527
USD	145	10/09/2029	3 Month LIBOR	1.479%	Quarterly/Semi-Annual	1,565		– 0	–	1,565
NOK	1,230	05/05/2030	6 Month NIBOR	0.885%	Semi-Annual/ Annual	(9,810)		– 0	–	(9,810)
NOK	1,130	06/23/2030	6 Month NIBOR	0.916%	Semi-Annual/ Annual	(8,940)		– 0	–	(8,940)
NOK	960	07/02/2030	6 Month NIBOR	0.890%	Semi-Annual/ Annual	(7,901)		– 0	–	(7,901)
NOK	540	07/10/2030	6 Month NIBOR	0.900%	Semi-Annual/ Annual	(4,410)		– 0	–	(4,410)
NOK	1,060	08/11/2030	6 Month NIBOR	0.825%	Semi-Annual/ Annual	(9,666)		– 0	–	(9,666)
NOK	3,240	11/11/2030	6 Month NIBOR	1.031%	Semi-Annual/ Annual	(24,736)		– 0	–	(24,736)
NZD	530	11/17/2030	3 Month BKBM	0.785%	Quarterly/Semi-Annual	(39,831)		– 0	–	(39,831)
NZD	720	11/23/2030	3 Month BKBM	0.841%	Quarterly/Semi-Annual	(51,630)		– 0	–	(51,630)
NZD	90	12/02/2030	3 Month BKBM	0.876%	Quarterly/Semi-Annual	(6,319)		– 0	–	(6,319)
NOK	640	01/04/2031	6 Month NIBOR	1.280%	Semi-Annual/ Annual	(3,384)		– 0	–	(3,384)
NZD	150	01/05/2031	3 Month BKBM	0.978%	Quarterly/Semi-Annual	(9,770)		– 0	–	(9,770)
NOK	1,020	01/11/2031	6 Month NIBOR	1.274%	Semi-Annual/ Annual	(5,487)		– 0	–	(5,487)
NOK	1,800	01/21/2031	6 Month NIBOR	1.348%	Semi-Annual/ Annual	(8,364)		– 0	–	(8,364)
NZD	230	01/21/2031	3 Month BKBM	1.075%	Quarterly/Semi-Annual	(13,653)		– 0	–	(13,653)
NOK	3,210	02/19/2031	6 Month NIBOR	1.634%	Semi-Annual/ Annual	(5,540)		– 0	–	(5,540)
CHF	600	02/19/2031	(0.054)%	6 Month LIBOR	Annual/ Semi-Annual	8,641		– 0	–	8,641
NZD	560	02/19/2031	3 Month BKBM	1.616%	Quarterly/Semi-Annual	(13,761)		– 0	–	(13,761)
NZD	260	02/19/2031	1.616%	3 Month BKBM	Semi-Annual/Quarterly	6,411		7,108		(697)
CHF	370	03/01/2031	0.068%	6 Month LIBOR	Annual/ Semi-Annual	523		– 0	–	523
USD	80	02/15/2051	1.942%	3 Month LIBOR	Semi-Annual/Quarterly	(761)		– 0	–	(761)

						$(70,742)		$7,108		$(77,850)

50 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	8	$(1,976)	$(777)	$(1,199)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	70	(17,286)	(8,768)	(8,518)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	3	(741)	(294)	(447)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	4	(988)	(486)	(502)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	54	(13,330)	(5,298)	(8,032)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	81	(20,003)	(7,743)	(12,260)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	138	(34,079)	(16,653)	(17,426)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	7	(1,728)	(873)	(855)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	26	(6,421)	(3,243)	(3,178)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	12.50	USD	69	(17,039)	(6,402)	(10,637)

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at February 28, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	12.50%	USD	149	$(36,783)	$(20,998)	$(15,785)

						$(150,374)	$(71,535)	$(78,839)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	195	10/09/2029	1.120%	SIFMA*	Quarterly	$(1,898)	$	– 0	–	$(1,898)
Citibank, NA	USD	195	10/09/2029	1.125%	SIFMA*	Quarterly	(1,989)		– 0	–	(1,989)

							$(3,887)	$	– 0	–	$(3,887)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
JPABSAA1(1)	0.14%	Maturity	USD 9,032	03/31/2021	$	– 0	–

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2021, the aggregate market value of these securities amounted to $4,327,517 or 4.9% of net assets.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of February 28, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017 8.00%, 12/01/2022	12/07/2017	$217,972	$224,538	0.25%
Massachusetts Development Finance Agency (Zero Waste Solutions LLC) Series 2017A 7.75%, 12/01/2044	12/07/2017	100,000	95,300	0.11%

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PORTFOLIO OF INVESTMENTS (continued)

(c)

An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of February 28, 2021 and the aggregate market value of this security amounted to $169,969 or 0.19% of net assets.

(d)	Defaulted.

(e)	Non-income producing security.

(f)	When-Issued or delayed delivery security.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at February 28, 2021.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	Affiliated investments.

(l)	One contract relates to 1 share.

As of February 28, 2021, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.3% and 0.0%, respectively.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

AGM – Assured Guaranty Municipal

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CPI – Consumer Price Index

ETF – Exchange Traded Fund

ETM – Escrowed to Maturity

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rate

MSCI – Morgan Stanley Capital International

NATL – National Interstate Corporation

NIBOR – Norwegian Interbank Offered Rate

OMXS – Stockholm Stock Exchange

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

UPMC – University of Pittsburgh Medical Center

(1)	The following table represents the 50 largest (long/(short)) equity basket holdings underlying the total return swap with JPABSAA1 as of February 28, 2021.

Security Description	Shares	Current Notional	Percent of Basket’s Value
S&P 500 Total Return	(620)	$(4,893,662)	(54.2)%
MSCI Daily TR Gross EAFE USD	(280)	(2,648,667)	(29.3)%
JPMorgan Cash USA	(5,615)	(1,710,895)	(18.9)%
Microsoft Corp.	1,831	425,487	4.7%
MSCI Daily TR Gross Canada USD	(31)	(279,252)	(3.1)%
Alphabet, Inc.	117	238,347	2.6%
Roche Holding AG	702	230,899	2.6%
Apple, Inc.	1,797	217,864	2.4%
Oracle Corp.	3,276	211,347	2.3%
Amazon.com, Inc.	68	209,485	2.3%
Citrix Systems, Inc.	1,275	170,381	1.9%
UnitedHealth Group, Inc.	502	166,657	1.8%
Walmart, Inc.	1,276	165,726	1.8%
Home Depot, Inc./(The)	623	161,070	1.8%
AutoZone, Inc.	137	159,208	1.8%
Facebook, Inc.	607	156,415	1.7%
Procter & Gamble Co./(The)	1,266	156,415	1.7%
Nippon Telegraph & Telephone Co.	5,719	148,036	1.6%
Enel SpA	15,450	147,105	1.6%
Paychex, Inc.	1,615	147,105	1.6%
Koninklijke Ahold Delhaize	5,514	146,174	1.6%
CME Group, Inc.	704	140,588	1.6%
Deckers Outdoor Corp.	420	136,863	1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,079	135,932	1.5%
Automatic Data Processing, Inc.	765	133,139	1.5%
Auto Trader Group PLC	171	131,277	1.5%
Merck & Co. Inc.	1,744	126,622	1.4%
Fidelity National Information Services	911	125,691	1.4%
RELX PLC	5,310	125,691	1.4%
Sony Corp.	1,160	121,036	1.3%

54 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Texas Instruments, Inc.	703	$121,036	1.3%
Swedish Match AB	1,662	120,105	1.3%
Constellation Software, Inc./(Canada)	88	114,518	1.3%
Capgemini SE	686	110,794	1.2%
Royal Dutch Shell PLC	57	110,794	1.2%
Activision Blizzard, Inc.	1,110	106,139	1.2%
Aristocrat Leisure, Ltd.	4,476	105,208	1.2%
Partners Group Holding AG	87	105,208	1.2%
Novo Nordisk A/S	1,433	102,415	1.1%
Comcast Corp.	1,907	100,553	1.1%
Ameren Corp.	1,418	99,622	1.1%
Anthem, Inc.	319	96,828	1.1%
NextEra Energy, Inc.	1,305	95,897	1.1%
Wolters Kluwer NV	1,191	94,966	1.1%
Visa, Inc.	434	92,173	1.0%
Philip Morris International, Inc.	1,042	87,518	1.0%
Mastercard, Inc.	247	87,518	1.0%
Nippon Building Fund, Inc.	14	86,587	1.0%
Dollar General Corp.	448	84,725	0.9%
Booz Allen Hamilton Holding Co.	1,086	83,794	0.9%
Other Long	384,325	2,724,313	30.2%

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 55

STATEMENT OF ASSETS & LIABILITIES

February 28, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $74,249,106)	$80,170,334
Affiliated issuers (cost $7,275,716)	7,275,716
Cash collateral due from broker	1,660,688
Foreign currencies, at value (cost $558,439)	553,781
Unaffiliated interest and dividends receivable	676,869
Unrealized appreciation on forward currency exchange contracts	254,112
Receivable for investment securities sold	154,196
Receivable for shares of beneficial interest sold	35,119
Affiliated dividends receivable	76
Other assets	25

Total assets	90,780,916

Liabilities
Due to custodian	978,975
Options written, at value (premiums received $92,618)	89,401
Payable for variation margin on futures	280,987
Payable for terminated total return swaps	225,069
Unrealized depreciation on forward currency exchange contracts	215,083
Market value on credit default swaps (net premiums received $71,535)	150,374
Payable for investment securities purchased and foreign currency transactions	143,511
Payable for shares of beneficial interest redeemed	78,877
Distribution fee payable	13,314
Advisory fee payable	10,635
Transfer Agent fee payable	7,832
Trustees’ fees payable	3,936
Payable for variation margin on centrally cleared swaps	3,905
Unrealized depreciation on interest rate swaps	3,887
Payable for newly entered centrally cleared interest rate swaps	7,058
Accrued expenses and other liabilities	144,336

Total liabilities	2,357,180

Net Assets	$88,423,736

Composition of Net Assets
Shares of beneficial interest, at par	$72
Additional paid-in capital	87,434,401
Distributable earnings	989,263

$88,423,736

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$54,335,015	4,434,310	$12.25	*

C	$3,392,980	271,306	$12.51

Advisor	$30,695,741	2,501,298	$12.27

*	The maximum offering price per share for Class A shares was $12.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

56 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2021 (unaudited)

Investment Income
Interest	$857,391
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $9,507)	599,152
Affiliated issuers	1,133
Other income	250	$1,457,926

Expenses
Advisory fee (see Note B)	243,666
Distribution fee—Class A	67,697
Distribution fee—Class C	18,342
Transfer agency—Class A	21,966
Transfer agency—Class C	1,576
Transfer agency—Advisor Class	12,484
Custody and accounting	90,672
Audit and tax	37,886
Registration fees	26,633
Printing	17,346
Legal	16,101
Trustees’ fees	9,272
Miscellaneous	18,603

Total expenses	582,244
Less: expenses waived and reimbursed by the Adviser (see Note B)	(171,616)

Net expenses		410,628

Net investment income		1,047,298

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(398,206)
Forward currency exchange contracts		65,351
Futures		2,936,470
Options written		(29,931)
Swaps		(424,512)
Foreign currency transactions		114,016
Net change in unrealized appreciation/depreciation of:
Investments(a)		3,351,876
Forward currency exchange contracts		8,485
Futures		(1,531,386)
Options written		536
Swaps		(405,421)
Foreign currency denominated assets and liabilities		(25,769)

Net gain on investment and foreign currency transactions		3,661,509

Net Increase in Net Assets from Operations		$4,708,807

(a)	Net of increase in accrued foreign capital gains taxes of $129.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 57

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,047,298		$2,595,448
Net realized gain (loss) on investment and foreign currency transactions	2,263,188		(5,784,162)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,398,321		(227,651)

Net increase (decrease) in net assets from operations	4,708,807		(3,416,365)
Distributions to Shareholders
Class A	(939,767)		(2,986,845)
Class B	– 0	–	(1,897)
Class C	(47,176)		(201,470)
Advisor Class	(570,279)		(1,617,428)
Transactions in Shares of Beneficial Interest
Net decrease	(4,799,459)		(5,914,904)

Total decrease	(1,647,874)		(14,138,909)
Net Assets
Beginning of period	90,071,610		104,210,519

End of period	$88,423,736		$90,071,610

See notes to financial statements.

58 | AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed All Market Income Portfolio (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$47,691,385		$	– 0	–	$47,691,385
Short-Term Municipal Notes		– 0	–	1,430,278			– 0	–	1,430,278
Common Stocks:
Health Care		3,263,695		1,639,758			– 0	–	4,903,453
Consumer Staples		2,861,076		1,662,237			– 0	–	4,523,313
Financials		1,938,667		1,222,633			– 0	–	3,161,300
Industrials		1,546,595		1,440,565			– 0	–	2,987,160
Information Technology		1,937,486		309,282			– 0	–	2,246,768
Utilities		1,073,343		528,598			– 0	–	1,601,941
Communication Services		1,204,941		367,488			– 0	–	1,572,429
Materials		498,283		1,043,049			– 0	–	1,541,332
Consumer Discretionary		161,287		722,809			– 0	–	884,096
Energy		182,137		289,937			– 0	–	472,074
Real Estate		– 0	–	217,641			– 0	–	217,641
Preferred Stocks		5,794,270		– 0	–		– 0	–	5,794,270
Investment Companies		913,564		– 0	–		– 0	–	913,564
Collateralized Mortgage Obligations		– 0	–	229,330			– 0	–	229,330
Short-Term Investments		7,275,716		– 0	–		– 0	–	7,275,716

Total Investments in Securities		28,651,060		58,794,990			– 0	–	87,446,050
Other Financial Instruments(a):
Assets:
Futures		420,261		49,579			– 0	–	469,840	(b)
Forward Currency Exchange Contracts		– 0	–	254,112			– 0	–	254,112
Centrally Cleared Inflation (CPI) Swaps		– 0	–	297,157			– 0	–	297,157	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	153,221			– 0	–	153,221	(b)
Total Return Swaps		– 0	–	– 0	–		– 0	–	– 0	–
Liabilities:
Futures		(195,557)		(31,028)			– 0	–	(226,585	)(b)
Forward Currency Exchange Contracts		– 0	–	(215,083)			– 0	–	(215,083)
Call Options Written		– 0	–	(25,489)			– 0	–	(25,489)
Put Options Written		– 0	–	(63,912)			– 0	–	(63,912)
Centrally Cleared Credit Default Swaps		– 0	–	(63,911)			– 0	–	(63,911	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(223,963)			– 0	–	(223,963	)(b)
Credit Default Swaps		– 0	–	(150,374)			– 0	–	(150,374)
Interest Rate Swaps		– 0	–	(3,887)			– 0	–	(3,887)

Total		$28,875,764		$58,771,412		$	– 0	–	$87,647,176

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or to bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs), on an annual basis (the “Expense Caps”) to ..99%, 1.74% and .74% of the daily average net assets for the Class A, Class C and Advisor Class shares, respectively. For the six months ended February 28, 2021, such reimbursement amounted to $168,358. The Expense Caps will remain in effect through December 31, 2021.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,224 for the six months ended February 28, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $169 from the sale of Class A shares and received $21 and $500 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2021, such waiver amounted to $3,258.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2021 is as follows:

Fund	Market Value 8/31/20 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 2/28/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$53,296	$46,020	$7,276	$1

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the

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initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

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In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2021 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$9,768,142	$10,728,909
U.S. government securities	758,813	749,719

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$8,170,879
Gross unrealized depreciation	(1,865,585)

Net unrealized appreciation	$6,305,294

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended February 28, 2021, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended February 28, 2021, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased

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by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended February 28, 2021, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for over the counter (“OTC”) swaps are recognized as cost or proceeds on the

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statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended February 28, 2021, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended February 28, 2021, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain

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NOTES TO FINANCIAL STATEMENTS (continued)

circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended February 28, 2021, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended February 28, 2021, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended February 28, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$64,982	*	Receivable/Payable for variation margin on futures	$195,557	*

Equity contracts	Receivable/Payable for variation margin on futures	404,858	*	Receivable/Payable for variation margin on futures	31,028	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	38,016	*

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$443,967	*	Receivable/Payable for variation margin on centrally cleared swaps	$224,660	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	254,112		Unrealized depreciation on forward currency exchange contracts	215,083

Equity contracts				Options written, at value	89,401

Interest rate contracts				Unrealized depreciation on interest rate swaps	3,887

Credit contracts				Market value on credit default swaps	150,374

Total		$1,167,919			$948,006

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(212,278)	$(125,102)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,148,748	(1,406,284)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	65,351	8,485

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$(35,415)	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	5,484		536

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	18,288		(191,131)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	269,196		(211,151)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(711,996)		(3,139)

Total		$2,547,378		$(1,927,786)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended February 28, 2021:

Futures:
Average notional amount of buy contracts	$29,704,636
Average notional amount of sale contracts	$5,529,325
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,032,802
Average principal amount of sale contracts	$12,564,374
Options Written:
Average notional amount	$9,785,947
Interest Rate Swaps:
Average notional amount	$390,000
Inflation Swaps:
Average notional amount	$5,707,500	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$11,813,278

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Centrally Cleared Inflation Swaps:
Average notional amount	$4,297,429
Credit Default Swaps:
Average notional amount of sale contracts	$609,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$720,000
Average notional amount of sale contracts	$2,356,724	(b)
Total Return Swaps:
Average notional amount	$16,418,394

(a)	Positions were open for one month during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of February 28, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$77,392	$(53,030)	$	– 0	–	$	– 0	–	$24,362
BNP Paribas SA	6,979	(5,034)		– 0	–		– 0	–	1,945
Citibank, NA/Citigroup Global Markets, Inc.	1,968	(1,968)		– 0	–		– 0	–	– 0	–
Credit Suisse International	48	(48)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	20,094	(10,859)		– 0	–		– 0	–	9,235
Goldman Sachs Bank USA/Goldman Sachs International	12,228	(12,228)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	14,887	(9,059)		– 0	–		– 0	–	5,828
State Street Bank & Trust Co.	67,947	(47,813)		– 0	–		– 0	–	20,134
UBS AG	52,569	(52,569)		– 0	–		– 0	–	– 0	–

Total	$254,112	$(192,608)	$	– 0	–	$	– 0	–	$61,504	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$53,030	$(53,030)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	5,034	(5,034)			– 0	–		– 0	–		– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	30,945	(1,968)			– 0	–		– 0	–		28,977
Credit Suisse International	71,520	(48)			– 0	–		– 0	–		71,472
Deutsche Bank AG	10,859	(10,859)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	92,254	(12,228)			(80,026)			– 0	–		– 0	–
Morgan Stanley Capital Services, Inc.	1,856	– 0	–		– 0	–		– 0	–		1,856
Natwest Markets PLC	2,789	– 0	–		– 0	–		– 0	–		2,789
Standard Chartered Bank	9,059	(9,059)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	47,813	(47,813)			– 0	–		– 0	–		– 0	–
UBS AG	133,586	(52,569)			– 0	–		– 0	–		81,017

Total	$458,745	$(192,608)			$(80,026)		$	– 0	–		$186,111	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class A
Shares sold	12,294		215,245		$148,545		$2,743,264

Shares issued in reinvestment of dividends and distributions	68,338		212,644		830,462		2,623,471

Shares converted from Class B	– 0	–	42,297		– 0	–	546,700

Shares converted from Class C	36,417		78,955		432,909		946,823

Shares redeemed	(306,430)		(1,024,381)		(3,688,302)		(11,875,720)

Net decrease	(189,381)		(475,240)		$(2,276,386)		$(5,015,462)

Class B
Shares sold	– 0	–	225	$	– 0	–	$2,968

Shares issued in reinvestment of dividends and distributions	– 0	–	133		– 0	–	1,757

Shares converted to Class A	– 0	–	(41,244)		– 0	–	(546,700)

Shares redeemed	– 0	–	(314)		– 0	–	(4,141)

Net decrease	– 0	–	(41,200)	$	– 0	–	$(546,116)

Class C
Shares sold	3,868		55,349		$47,305		$617,544

Shares issued in reinvestment of dividends and distributions	3,497		14,105		43,340		178,494

Shares converted to Class A	(35,688)		(77,461)		(432,909)		(946,823)

Shares redeemed	(42,845)		(75,986)		(526,327)		(879,064)

Net decrease	(71,168)		(83,993)		$(868,591)		$(1,029,849)

Advisor Class
Shares sold	220,222		1,001,535		$2,656,573		$11,746,117

Shares issued in reinvestment of dividends and distributions	36,071		101,699		438,704		1,253,140

Shares redeemed	(394,801)		(1,059,496)		(4,749,759)		(12,322,734)

Net increase (decrease)	(138,508)		43,738		$(1,654,482)		$676,523

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Allocation Risk—The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Fund’s net asset value, or NAV, when one of these investments is performing more poorly than another.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Very low or negative interest rates would likely magnify the risks associated with changes in interest rates. During periods of very low or negative rates, the Fund’s returns would likely be adversely affected.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Real Estate Risk—The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged

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NOTES TO FINANCIAL STATEMENTS (continued)

to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$1,888,525		$5,393,455
Net long-term capital gains	– 0	–	829,397

Total taxable distributions paid	$1,888,525		$6,222,852
Tax-exempt income	2,919,115		338,369

Total distributions paid	$4,807,640		$6,561,221

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$109,105
Undistributed tax-exempt income	72,276
Accumulated capital and other losses	(5,056,488	)(a)
Unrealized appreciation/(depreciation)	2,712,786	(b)

Total accumulated earnings/(deficit)	$(2,162,321)

(a)	As of August 31, 2020, the Fund had a net capital loss carryforward of $4,968,348. As of August 31, 2020, the cumulative deferred loss on straddles was $88,140.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund had a net short-term capital loss carryforward of $4,968,348, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

As of February 28, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of their original purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.83	$ 12.75	$ 12.68	$ 13.93	$ 13.20	$ 13.32

Income From Investment Operations

Net investment income(a)(b)	.14	.32	.35	.36	.34	†	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(.64)	.49	(.01)	.65	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.63	(.32)	.84	.35	.99	.54

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.60)	(.37)	(.69)	(.19)	(.21)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.21)	(.60)	(.77)	(1.60)	(.26)	(.66)

Net asset value, end of period	$ 12.25	$ 11.83	$ 12.75	$ 12.68	$ 13.93	$ 13.20

Total Return

Total investment return based on net asset value(d)*	5.43%	(2.72)%	7.22%	2.54	%+	7.64	%†+	4.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,335	$54,677	$64,994	$68,946	$77,486	$73,526

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.98	%^	.98%	.99%	.99%	1.08%	1.13%

Expenses, before waivers/reimbursements(e)(f)‡	1.37	%^	1.33%	1.35%	1.31%	1.25%	1.19%

Net investment income(b)	2.31	%^	2.66%	2.85%	2.77%	2.57	%†	1.31%

Portfolio turnover rate	14%	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%	.02%	.04%	.11%	.16%

See	footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.06	$ 12.98	$ 12.90	$ 13.93	$ 13.19	$ 13.30

Income From Investment Operations

Net investment income(a)(b)	.10	.24	.26	.27	.23	†	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(.66)	.49	(.02)	.66	.37

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.61	(.42)	.75	.25	.89	.44

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.50)	(.27)	(.37)	(.08)	(.10)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.16)	(.50)	(.67)	(1.28)	(.15)	(.55)

Net asset value, end of period	$ 12.51	$ 12.06	$ 12.98	$ 12.90	$ 13.93	$ 13.19

Total Return

Total investment return based on net asset value(d)*	5.07%	(3.37)%	6.33%	1.83	%+	6.82	%†+	3.40%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,393	$4,131	$5,537	$7,383	$11,986	$24,955

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.73	%^	1.73%	1.74%	1.74%	1.86%	1.89%

Expenses, before waivers/reimbursements(e)(f)‡	2.12	%^	2.09%	2.10%	2.05%	1.99%	1.94%

Net investment income(b)	1.56	%^	1.92%	2.11%	2.02%	1.72	%†	.56%

Portfolio turnover rate	14%	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%	.02%	.04%	.11%	.16%

See	footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.84	$ 12.77	$ 12.70	$ 13.96	$ 13.24	$ 13.36

Income From Investment Operations

Net investment income(a)(b)	.15	.35	.38	.39	.37	†	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(.65)	.49	.00	(c)	.64	.38

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.65	(.30)	.87	.39	1.01	.58

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.63)	(.40)	(.74)	(.22)	(.25)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.40)	(.91)	(.07)	(.45)

Total dividends and distributions	(.22)	(.63)	(.80)	(1.65)	(.29)	(.70)

Net asset value, end of period	$ 12.27	$ 11.84	$ 12.77	$ 12.70	$ 13.96	$ 13.24

Total Return

Total investment return based on net asset value(d)*	5.55%	(2.47)%	7.48%	2.95%	7.84	%†+	4.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,696	$31,264	$33,141	$35,479	$39,646	$39,382

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.73	%^	.73%	.74%	.74%	.84%	.89%

Expenses, before waivers/reimbursements(e)(f)‡	1.12	%^	1.08%	1.10%	1.06%	1.00%	.94%

Net investment income(b)	2.55	%^	2.91%	3.10%	3.02%	2.81	%†	1.55%

Portfolio turnover rate	14%	35%	22%	50%	85%	25%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.02%	.02%	.04%	.11%	.16%

See	footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2021 and the years ended August 31, 2020 and August 31, 2017, such waiver amounted to .01% (annualized), .01% and .04%, respectively.

(f)	The expense ratios presented below exclude bank overdraft expense:

	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
		2020	2019	2018	2017	2016
Class A
Net of waivers/reimbursements	N/A	N/A	N/A	.99%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	N/A	1.30%	N/A	N/A

Class C
Net of waivers/reimbursements	N/A	N/A	N/A	1.74%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	N/A	2.04%	N/A	N/A

Advisor Class
Net of waivers/reimbursements	N/A	N/A	N/A	.74%	N/A	N/A
Before waivers/reimbursements	N/A	N/A	N/A	1.05%	N/A	N/A

†	For the year ended August 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.012	.09%	.09%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017 and August 31, 2016 by .01%, .01% and .02%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Karen Watkin(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Harting and Loewy and Ms. Watkin are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed All Market Income Portfolio (the “Fund”) at a meeting held by video conference on August 4-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the

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Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for

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setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO | 99

NOTES

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AB TAX-MANAGED ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAMI-0152-0221

FEB    02.28.21

SEMI-ANNUAL REPORT

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2021

This report provides management’s discussion of fund performance for the AB Tax-Managed Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	6 Months	12 Months

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

Class A Shares	13.36%	27.38%

Class C Shares	12.90%	26.38%

Advisor Class Shares[1]	13.43%	27.62%

MSCI ACWI (net)	13.04%	30.25%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2021.

During the six-month period, all share classes except Class C outperformed the benchmark, before sales charges. The Fund’s overweight allocations to US and international small-cap stocks were significant contributors, relative to the benchmark, and stock selection within industrials and financials contributed to performance, as market returns broadened to include companies that would benefit from economic reopening after the announcement of COVID-19 vaccines. Strong stock selection within emerging markets also contributed. Weaker sector selection from underweights to materials, energy and financials offset some of these gains.

All shares classes underperformed the benchmark during the 12-month period, before sales charges. Stock selection was the largest detractor, while sector and country selection had no material impact on returns, and currency selection was a small contributor. The Fund’s stock selection

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within the materials, information-technology and consumer-discretionary sectors detracted, as returns were very concentrated within stocks deemed as COVID-19 beneficiaries in this period, while stocks exposed to travel, such as energy producers and the aerospace complex, underperformed significantly.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Following patterns seen in the prior six-month period, global equity markets continued to be driven by news surrounding the pandemic. US, international and emerging-market equities, supported by extensive monetary and fiscal stimulus, continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended February 28, 2021. Equity markets suffered a setback at the beginning of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later in the period, global equity markets were supported by a significant decline in new cases, the acceleration of vaccine distribution and positive signs that a $1.9 trillion relief package would be approved—despite the emergence of seemingly more transmissible strains of the virus. As the period drew to a close, the emergence of inflationary fears, especially in the US, precipitated a sharp rise in long-term government bond yields and an accompanying correction in equities. Rising longer-term interest rates pressured the valuations of many market-leading technology and growth stocks, especially in the US, boosting a rotation into more cyclical and value-oriented stocks. For the semi-annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and periods of market rotation led large and small value-style stocks to outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

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INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so.

The Fund seeks to maximize after-tax returns to shareholders by taking into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain

(continued on next page)

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securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Fund with the highest cost basis. The Adviser may monitor the length of time the Fund has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: The Fund’s investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both

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DISCLOSURES AND RISKS (continued)

their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted

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DISCLOSURES AND RISKS (continued)

performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	27.38%	22.00%

5 Years	12.45%	11.48%

10 Years	8.08%	7.61%

CLASS C SHARES

1 Year	26.38%	25.38%

5 Years	11.62%	11.62%

10 Years	7.29%	7.29%

ADVISOR CLASS SHARES[1]

1 Year	27.62%	27.62%

5 Years	12.73%	12.73%

10 Years	8.36%	8.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.13% and 1.13% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.02%, 1.77% and 0.77% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	46.99%

5 Years	10.80%

10 Years	8.02%

CLASS C SHARES

1 Year	51.34%

5 Years	10.93%

10 Years	7.70%

ADVISOR CLASS SHARES[1]

1 Year	53.98%

5 Years	12.04%

10 Years	8.79%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	46.55%

5 Years	9.35%

10 Years	6.94%

CLASS C SHARES

1 Year	51.26%

5 Years	9.75%

10 Years	6.85%

ADVISOR CLASS SHARES[1]

1 Year	53.43%

5 Years	10.51%

10 Years	7.64%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

Returns

CLASS A SHARES

1 Year	27.96%

5 Years	8.17%

10 Years	6.18%

CLASS C SHARES

1 Year	30.44%

5 Years	8.39%

10 Years	6.01%

ADVISOR CLASS SHARES[1]

1 Year	32.14%

5 Years	9.16%

10 Years	6.81%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,133.60	$3.28	0.62%	$5.34	1.01%
Hypothetical**	$1,000	$1,021.72	$3.11	0.62%	$5.06	1.01%
Class C
Actual	$1,000	$1,129.00	$7.23	1.37%	$9.29	1.76%
Hypothetical**	$1,000	$1,018.00	$6.85	1.37%	$8.80	1.76%
Advisor Class
Actual	$1,000	$1,134.30	$1.96	0.37%	$4.02	0.76%
Hypothetical**	$1,000	$1,022.96	$1.86	0.37%	$3.81	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

February 28, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $763.7

1

All data are as of February 28, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

February 28, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 50.5%
Information Technology – 13.5%
Communications Equipment – 0.2%
Cisco Systems, Inc./Delaware	18,435	$827,178
F5 Networks, Inc.(a)	2,205	418,906

		1,246,084

Electronic Equipment, Instruments & Components – 0.4%
CDW Corp./DE	20,234	3,174,512

IT Services – 3.0%
Automatic Data Processing, Inc.	14,105	2,454,552
Booz Allen Hamilton Holding Corp.	19,549	1,508,010
Genpact Ltd.	90,917	3,676,684
PayPal Holdings, Inc.(a)	17,527	4,554,391
Visa, Inc. – Class A	50,990	10,829,766

		23,023,403

Semiconductors & Semiconductor Equipment – 3.0%
KLA Corp.	4,546	1,414,851
NVIDIA Corp.	7,967	4,370,537
NXP Semiconductors NV	26,674	4,869,339
QUALCOMM, Inc.	43,920	5,981,465
Texas Instruments, Inc.	22,265	3,835,591
Xilinx, Inc.	18,516	2,412,635

		22,884,418

Software – 4.6%
Adobe, Inc.(a)	6,667	3,064,620
Citrix Systems, Inc.	16,833	2,248,552
Microsoft Corp.	111,736	25,965,212
Oracle Corp.	59,768	3,855,634

		35,134,018

Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.	128,412	15,571,239
Western Digital Corp.	29,034	1,989,700

		17,560,939

		103,023,374

Health Care – 6.9%
Biotechnology – 0.8%
Gilead Sciences, Inc.	412	25,297
Regeneron Pharmaceuticals, Inc.(a)	3,792	1,708,561
Vertex Pharmaceuticals, Inc.(a)	18,898	4,016,770

		5,750,628

Health Care Equipment & Supplies – 2.2%
Align Technology, Inc.(a)	5,210	2,954,643
Edwards Lifesciences Corp.(a)	46,200	3,839,220
Intuitive Surgical, Inc.(a)	784	577,652

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Medtronic PLC	58,894	$6,888,831
Zimmer Biomet Holdings, Inc.	15,967	2,603,579

		16,863,925

Health Care Providers & Services – 1.9%
Anthem, Inc.	15,523	4,706,419
UnitedHealth Group, Inc.	30,656	10,184,536

		14,890,955

Pharmaceuticals – 2.0%
Johnson & Johnson	18,582	2,944,504
Merck & Co., Inc.	10,156	737,529
Pfizer, Inc.	15,219	509,684
Roche Holding AG (Sponsored ADR)	160,492	6,596,221
Viatris, Inc.(a)	3,219	47,802
Zoetis, Inc.	30,246	4,695,389

		15,531,129

		53,036,637

Consumer Discretionary – 6.8%
Auto Components – 0.6%
Magna International, Inc. – Class A (United States)	50,674	4,266,751

Automobiles – 0.3%
Stellantis NV	131,510	2,154,134

Distributors – 0.4%
LKQ Corp.(a)	70,411	2,773,489

Diversified Consumer Services – 0.2%
Chegg, Inc.(a)	18,228	1,759,549

Hotels, Restaurants & Leisure – 0.1%
Starbucks Corp.	8,298	896,433

Internet & Direct Marketing Retail – 1.7%
Amazon.com, Inc.(a)	3,967	12,269,653
Booking Holdings, Inc.(a)	442	1,029,202

		13,298,855

Specialty Retail – 2.3%
AutoZone, Inc.(a)	4,111	4,768,431
Home Depot, Inc. (The)	29,493	7,619,221
TJX Cos., Inc. (The)	76,211	5,029,164

		17,416,816

Textiles, Apparel & Luxury Goods – 1.2%
Deckers Outdoor Corp.(a)	8,024	2,616,707
NIKE, Inc. – Class B	50,290	6,778,086

		9,394,793

		51,960,820

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 6.4%
Diversified Telecommunication Services – 1.0%
Comcast Corp. – Class A	146,339	$7,714,992

Entertainment – 1.0%
Electronic Arts, Inc.	39,345	5,271,049
Take-Two Interactive Software, Inc.(a)	11,195	2,065,030
Walt Disney Co. (The)(a)	3,242	612,868

		7,948,947

Interactive Media & Services – 4.0%
Alphabet, Inc. – Class A(a)	925	1,870,267
Alphabet, Inc. – Class C(a)	8,729	17,779,751
Facebook, Inc. – Class A(a)	40,962	10,552,630

		30,202,648

Wireless Telecommunication Services – 0.4%
T-Mobile US, Inc.(a)	24,726	2,966,378

		48,832,965

Financials – 5.9%
Banks – 3.0%
Bank of America Corp.	264,259	9,172,430
Citigroup, Inc.	63,421	4,178,175
JPMorgan Chase & Co.	13,260	1,951,474
PNC Financial Services Group, Inc. (The)	12,300	2,070,828
Wells Fargo & Co.	158,310	5,726,073

		23,098,980

Capital Markets – 2.0%
CME Group, Inc. – Class A	18,649	3,724,205
Goldman Sachs Group, Inc. (The)	23,996	7,666,242
LPL Financial Holdings, Inc.	27,099	3,564,603
S&P Global, Inc.	957	315,198

		15,270,248

Insurance – 0.9%
Progressive Corp. (The)	41,505	3,567,355
Reinsurance Group of America, Inc. – Class A	23,072	2,820,090

		6,387,445

		44,756,673

Industrials – 4.8%
Aerospace & Defense – 0.5%
L3Harris Technologies, Inc.	20,432	3,716,785
Raytheon Technologies Corp.	2,765	199,052

		3,915,837

Airlines – 0.4%
Delta Air Lines, Inc.(a)	5,165	247,610
Southwest Airlines Co.	51,957	3,020,261

		3,267,871

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Building Products – 0.1%
Masco Corp.	13,850	$737,097

Construction & Engineering – 0.6%
AECOM(a)	73,853	4,275,350

Electrical Equipment – 0.5%
Eaton Corp. PLC	31,912	4,154,623

Industrial Conglomerates – 0.4%
Honeywell International, Inc.	14,658	2,966,046

Machinery – 0.3%
Ingersoll Rand, Inc.(a)	40,670	1,884,648

Professional Services – 0.3%
Robert Half International, Inc.	32,091	2,496,359

Road & Rail – 1.2%
CSX Corp.	49,635	4,544,084
Knight-Swift Transportation Holdings, Inc.	78,845	3,406,104
Norfolk Southern Corp.	5,172	1,303,655

		9,253,843

Trading Companies & Distributors – 0.5%
United Rentals, Inc.(a)	13,300	3,955,154

		36,906,828

Consumer Staples – 2.2%
Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	7,999	2,647,669
Walmart, Inc.	46,273	6,011,788

		8,659,457

Household Products – 1.1%
Procter & Gamble Co. (The)	65,148	8,047,733

		16,707,190

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Campus Communities, Inc.	41,608	1,704,264
American Tower Corp.	9,691	2,094,516
Americold Realty Trust	31,154	1,091,636
CubeSmart	17,687	653,711
Mid-America Apartment Communities, Inc.	28,681	3,864,191
Prologis, Inc.	15,294	1,515,177

		10,923,495

Real Estate Management & Development – 0.0%
CBRE Group, Inc. – Class A(a)	450	34,096

		10,957,591

18 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.1%
Electric Utilities – 1.1%
American Electric Power Co., Inc.	56,656	$4,240,702
Edison International	4,800	259,152
NextEra Energy, Inc.	51,172	3,760,118

		8,259,972

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Chevron Corp.	30,272	3,027,200
EOG Resources, Inc.	48,109	3,105,917

		6,133,117

Materials – 0.7%
Chemicals – 0.7%
LyondellBasell Industries NV – Class A	27,469	2,831,779
Westlake Chemical Corp.	26,914	2,303,570

		5,135,349

Total Common Stocks (cost $211,762,187)		385,710,516

INVESTMENT COMPANIES – 48.8%
Funds and Investment Trusts – 48.8%(b)(c)
AB Discovery Growth Fund, Inc. – Class Z	1,563,310	25,200,552
AB Trust – AB Discovery Value Fund – Class Z	1,096,809	25,292,421
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	3,777,141	46,383,293
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	17,942,738	235,229,291
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	1,286,134	18,777,552
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	624,013	21,422,366

Total Investment Companies (cost $335,319,515)		372,305,475

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(b)(c)(d) (cost $5,661,916)	5,661,916	5,661,916

Total Investments – 100.0% (cost $552,743,618)		763,677,907
Other assets less liabilities – 0.0%		18,683

Net Assets – 100.0%		$763,696,590

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

20 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $211,762,187)	$385,710,516
Affiliated issuers (cost $340,981,431)	377,967,391
Foreign currencies, at value (cost $99,632)	103,252
Receivable for shares of beneficial interest sold	558,404
Unaffiliated dividends receivable	415,200
Affiliated dividends receivable	51
Other assets	10,586

Total assets	764,765,400

Liabilities
Payable for shares of beneficial interest redeemed	380,074
Payable for investment securities purchased	325,917
Advisory fee payable	178,700
Administrative fee payable	28,230
Transfer Agent fee payable	13,835
Distribution fee payable	9,852
Trustees’ fees payable	6,141
Dividends payable	153
Accrued expenses and other liabilities	125,908

Total liabilities	1,068,810

Net Assets	$763,696,590

Composition of Net Assets
Shares of beneficial interest, at par	$403
Additional paid-in capital	535,981,663
Distributable earnings	227,714,524

$763,696,590

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$42,500,476	2,254,053	$18.86	*

C	$1,947,673	104,232	$18.69

Advisor	$719,248,441	37,987,213	$18.93

*	The maximum offering price per share for Class A shares was $19.70 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 21

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2021 (unaudited)

Investment Income
Dividends
Affiliated issuers	$3,883,739
Unaffiliated issuers (net of foreign taxes withheld of $6,703)	2,609,629	$6,493,368

Expenses
Advisory fee (see Note B)	2,336,814
Distribution fee—Class A	50,263
Distribution fee—Class C	10,654
Transfer agency—Class A	3,724
Transfer agency—Class C	247
Transfer agency—Advisor Class	62,653
Custody and accounting	66,558
Administrative	36,219
Registration fees	29,948
Audit and tax	29,428
Printing	21,911
Legal	21,099
Trustees’ fees	13,667
Miscellaneous	15,255

Total expenses	2,698,440
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,299,821)

Net expenses		1,398,619

Net investment income		5,094,749

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		202,680
Investment transactions		16,405,236
Foreign currency transactions		58
Net realized gain distributions from Affiliated Underlying Portfolios		2,823,876
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		48,812,289
Investments		18,332,307

Net gain on investment and foreign currency transactions		86,576,446

Net Increase in Net Assets from Operations		$91,671,195

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020
Increase in Net Assets from Operations
Net investment income	$5,094,749	$9,483,742
Net realized gain on investment and foreign currency transactions	16,607,974	4,772,783
Net realized gain distributions from Affiliated Underlying Portfolios	2,823,876	1,582,338
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	67,144,596	61,897,482

Net increase in net assets from operations	91,671,195	77,736,345
Distributions to Shareholders
Class A	(417,754)	(1,818,152)
Class C	(4,650)	(169,302)
Advisor Class	(8,582,765)	(33,352,145)
Transactions in Shares of Beneficial Interest
Net decrease	(17,659,250)	(41,164,215)

Total increase	65,006,776	1,232,531
Net Assets
Beginning of period	698,689,814	697,457,283

End of period	$763,696,590	$698,689,814

See notes to financial statements.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates to the AB Tax-Managed Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C and Advisor Class shares. Class B shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 25

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency

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NOTES TO FINANCIAL STATEMENTS (continued)

rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$385,710,516		$	– 0	–	$	– 0	–	$385,710,516
Investment Companies	372,305,475			– 0	–		– 0	–	372,305,475
Short-Term Investments	5,661,916			– 0	–		– 0	–	5,661,916

Total Investments in Securities	763,677,907			– 0	–		– 0	–	763,677,907
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$763,677,907		$	– 0	–	$	– 0	–	$763,677,907

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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NOTES TO FINANCIAL STATEMENTS (continued)

were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2021, the reimbursement for such services amounted to $36,219.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $40,509 for the six months ended February 28, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $159 from the sale of Class A shares and received $0 and $12

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NOTES TO FINANCIAL STATEMENTS (continued)

in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2021, such waiver amounted to $1,260.

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2021. For the six months ended February 28, 2021, such waivers and/or reimbursements amounted to $1,298,561.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2021 is as follows:

												Distributions
Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)		Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/21 (000)	Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$237	$52,138		$46,713	$	– 0	–	$	– 0	–	$5,662	$0	*	$	– 0	–
AB Discovery Growth Fund, Inc.	19,995	4,300		1,884		542			2,248		25,201	76			2,824
AB Trust – AB Discovery Value Fund	16,342	2,522		1,121		(153)			7,702		25,292	196			– 0	–
Bernstein Fund, Inc.:
International Small Cap Portfolio	41,474	529		2,284		(58)			6,722		46,383	529			– 0	–
International Strategic Equities Portfolio	136,733	80,168	†	3,952		171			22,109		235,229	1,907			– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

									Distributions
Fund	Market Value 8/31/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)		Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 2/28/21 (000)		Dividend Income (000)	Realized Gains (000)
Small Cap Core Portfolio	$19,085	$86	$5,312		$(530)	$5,449	$18,778		$86	$	– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	18,561	422	2,134		241	4,332	21,422		422		– 0	–
Tax-Managed International Portfolio	77,625	668	78,533	†	(10)	250	– 0	–	668		– 0	–

Total					$203	$48,812	$377,967		$3,884		$2,824

†

Includes $77,442,511 of purchases / sales resulting from the merger of the Tax-Managed International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the six months ended February 28, 2021 amounted to $24,945, of which $478 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change

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NOTES TO FINANCIAL STATEMENTS (continued)

of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$80,766,346		$101,653,682
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$211,477,237
Gross unrealized depreciation	(542,948)

Net unrealized appreciation	$210,934,289

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended February 28, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class A
Shares sold	26,164		27,520		$454,155		$435,509

Shares issued in reinvestment of dividends and distributions	20,852		99,482		371,580		1,626,540

Shares converted from Class B	– 0	–	13,839		– 0	–	230,023

Shares converted from Class C	23,930		71,358		407,440		1,119,363

Shares redeemed	(135,727)		(250,404)		(2,385,567)		(3,791,428)

Net decrease	(64,781)		(38,205)		$(1,152,392)		$(379,993)

Class B
Shares sold	– 0	–	6	$	– 0	–	$143

Shares converted to Class A	– 0	–	(13,939)		– 0	–	(230,023)

Net decrease	– 0	–	(13,933)	$	– 0	–	$(229,880)

Class C
Shares sold	1,118		5,268		$19,620		$83,473

Shares issued in reinvestment of dividends and distributions	251		9,401		4,436		152,481

Shares converted to Class A	(24,255)		(72,274)		(407,440)		(1,119,363)

Shares redeemed	(18,350)		(89,780)		(338,576)		(1,317,146)

Net decrease	(41,236)		(147,385)		$(721,960)		$(2,200,555)

Advisor Class
Shares sold	1,405,471		3,039,670		$25,329,361		$47,527,142

Shares issued in reinvestment of dividends and distributions	429,733		1,891,323		7,687,922		31,017,696

Shares redeemed	(2,744,909)		(7,712,813)		(48,802,181)		(116,898,625)

Net decrease	(909,705)		(2,781,820)		$(15,784,898)		$(38,353,787)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—The Fund’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will

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NOTES TO FINANCIAL STATEMENTS (continued)

generate accurate forecasts, reduce risk or otherwise perform as expected. The Fund’s tax-management strategies may result in it forgoing performance in favor of tax benefits that may not materialize, or may result in pre-tax performance that is lower than that of funds that do not use tax-management strategies.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2021.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$12,291,441	$8,819,847
Net long-term capital gains	23,048,158	24,665,652

Total taxable distributions paid	$35,339,599	$33,485,499

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,526,204
Unrealized appreciation/(depreciation)	143,522,294	(a)

Total accumulated earnings/(deficit)	$145,048,498

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Subsequent Events

As of February 28, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of their original purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.81	$ 15.66	$ 16.76	$ 16.85	$ 15.08	$ 15.41

Income From Investment Operations

Net investment income(a)(b)	.10	.18	.20	.18	.42	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.14	1.75	(.57)	1.78	1.78	.60

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.24	1.93	(.37)	1.96	2.20	.77

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.33)	(.16)	(.39)	(.29)	(.16)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.19)	(.78)	(.73)	(2.05)	(.43)	(1.10)

Net asset value, end of period	$ 18.86	$ 16.81	$ 15.66	$ 16.76	$ 16.85	$ 15.08

Total Return

Total investment return based on net asset value(d)*	13.36%	12.44%	(1.66)%	12.13%	14.98%	5.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,500	$38,983	$36,908	$39,519	$39,479	$32,398

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.62	%^	.63%	.63%	.62%	.88%	.93%

Expenses, before waivers/reimbursements(e)‡	.98	%^	.99%	.99%	1.00%	1.01%	1.01%

Net investment income(b)	1.18	%^	1.15%	1.30%	1.05%	2.70%	1.16%

Portfolio turnover rate	11%	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.59	$ 15.44	$ 16.47	$ 16.55	$ 14.82	$ 15.15

Income From Investment Operations

Net investment income(a)(b)	.04	.09	.08	.05	.27	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10	1.69	(.54)	1.75	1.78	.59

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.14	1.78	(.46)	1.80	2.05	.65

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.18)	– 0	–	(.22)	(.18)	(.04)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.04)	(.63)	(.57)	(1.88)	(.32)	(.98)

Net asset value, end of period	$ 18.69	$ 16.59	$ 15.44	$ 16.47	$ 16.55	$ 14.82

Total Return

Total investment return based on net asset value(d)*	12.90%	11.63%	(2.42)%	11.31%	14.09%	4.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,948	$2,413	$4,522	$8,577	$9,373	$14,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.37	%^	1.38%	1.38%	1.38%	1.65%	1.68%

Expenses, before waivers/reimbursements(e)‡	1.74	%^	1.74%	1.74%	1.75%	1.76%	1.76%

Net investment income(b)	.45	%^	.58%	.53%	.32%	1.78%	.42%

Portfolio turnover rate	11%	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.90	$ 15.73	$ 16.84	$ 16.92	$ 15.14	$ 15.47

Income From Investment Operations

Net investment income(a)(b)	.13	.22	.24	.21	.45	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13	1.77	(.58)	1.80	1.80	.61

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	2.26	1.99	(.34)	2.01	2.25	.82

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.37)	(.20)	(.43)	(.33)	(.21)

Distributions from net realized gain on investment transactions	(.04)	(.45)	(.57)	(1.66)	(.14)	(.94)

Total dividends and distributions	(.23)	(.82)	(.77)	(2.09)	(.47)	(1.15)

Net asset value, end of period	$ 18.93	$ 16.90	$ 15.73	$ 16.84	$ 16.92	$ 15.14

Total Return

Total investment return based on net asset value(d)*	13.43%	12.78%	(1.44)%	12.41%	15.27%	5.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$719,249	$657,294	$655,810	$700,240	$638,666	$639,602

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.37	%^	.38%	.38%	.38%	.64%	.68%

Expenses, before waivers/reimbursements(e)‡	.73	%^	.74%	.74%	.75%	.76%	.76%

Net investment income(b)	1.43	%^	1.41%	1.51%	1.28%	2.89%	1.41%

Portfolio turnover rate	11%	21%	19%	25%	112%	47%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.39%	.39%	.40%	.23%	.23%

See footnote summary on page 42.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2021 and the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36% (annualized), .36%, .36%, .37% and .12%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018, August 31, 2017 and August 31, 2016 by .02%, .02% and .01%, respectively.

^	Annualized.

See notes to financial statements.

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TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Managed Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 47

the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that

48 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 49

services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-MANAGED WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB TAX-MANAGED WEALTH APPRECIATION STRATEGY	abfunds.com

AB TAX-MANAGED WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TWA-0152-0221

FEB    02.28.21

SEMI-ANNUAL REPORT

AB WEALTH APPRECIATION STRATEGY

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Wealth Appreciation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 1

SEMI-ANNUAL REPORT

April 5, 2021

This report provides management’s discussion of fund performance for the AB Wealth Appreciation Strategy for the semi-annual reporting period ended February 28, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	6 Months	12 Months

AB WEALTH APPRECIATION STRATEGY

Class A Shares	13.53%	27.93%

Class C Shares	13.10%	26.94%

Advisor Class Shares[1]	13.71%	28.26%

Class R Shares[1]	13.28%	27.34%

Class K Shares[1]	13.51%	27.78%

MSCI ACWI (net)	13.04%	30.25%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended February 28, 2021.

During the six-month period, all share classes outperformed the benchmark, before sales charges. The Fund’s overweight allocations to US and international small-cap stocks were significant contributors, relative to the benchmark, and stock selection within industrials and financials contributed to performance, as market returns broadened to include companies that would benefit from economic reopening after the announcement of COVID-19 vaccines. Strong stock selection within emerging markets also contributed. Weaker sector selection from underweights to materials, energy and financials offset some of these gains.

All shares classes underperformed the benchmark during the 12-month period, before sales charges. Stock selection was the largest detractor, while sector and country selection had no material impact on returns, and currency selection was a small contributor. The Fund’s stock selection

2 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

within the materials, information-technology and consumer-discretionary sectors detracted, as returns were very concentrated within stocks deemed as COVID-19 beneficiaries in this period, while stocks exposed to travel, such as energy producers and the aerospace complex, underperformed significantly.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Following patterns seen in the prior six-month period, global equity markets continued to be driven by news surrounding the pandemic. US, international and emerging-market equities, supported by extensive monetary and fiscal stimulus, continued to recover from lows triggered by the COVID-19 pandemic and recorded positive returns for the six-month period ended February 28, 2021. Equity markets suffered a setback at the beginning of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Favorable news about the efficacy of potential coronavirus vaccines helped offset market volatility that was prompted by the continued spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. Later in the period, global equity markets were supported by a significant decline in new cases, the acceleration of vaccine distribution and positive signs that a $1.9 trillion relief package would be approved—despite the emergence of seemingly more transmissible strains of the virus. As the period drew to a close, the emergence of inflationary fears, especially in the US, precipitated a sharp rise in long-term government bond yields and an accompanying correction in equities. Rising longer-term interest rates pressured the valuations of many market-leading technology and growth stocks, especially in the US, boosting a rotation into more cyclical and value-oriented stocks. For the semi-annual period, small-cap stocks substantially outperformed large-cap stocks on a relative basis, and periods of market rotation led large and small value-style stocks to outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks improved equity risk control by utilizing the Adviser’s Strategic Equities services as the core equity allocation to US and international markets. This diversified exposure across equity markets and emphasis on a broad set of stocks, which includes companies with historical and projected stable earnings and higher profitability, eliminates the need for diversifiers to limit volatility. The Team believes this allocation offers the potential to achieve higher returns, with similar levels of volatility, increasing risk-adjusted returns in an all-equity service to meet the long-term growth goal—growth of capital.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 3

INVESTMENT POLICIES

The Fund invests primarily in equity securities, either directly or through underlying investment companies advised by the Adviser (“Underlying Portfolios”). A majority of the Fund’s assets are expected to be invested directly in US large-cap equity securities, primarily common stocks, in accordance with the Adviser’s US Strategic Equities investment strategy (“US Strategic Equities”), as described below. In addition, the Fund seeks to achieve exposure to international large-cap equity securities through investments in other registered investment companies advised by the Adviser, which may include International Strategic Equities Portfolio of Bernstein Fund, Inc. (“Bernstein International Strategic Equities Portfolio”). The Fund also invests in other Underlying Portfolios to efficiently gain exposure to certain other types of equity securities, including small- and mid-cap and emerging-market equity securities. An Underlying Portfolio is selected based on the segment of the equity market to which the Underlying Portfolio provides exposure, its investment philosophy, and how it complements and diversifies the Fund’s overall portfolio.

Under US Strategic Equities, portfolio managers of the Adviser that specialize in various investment disciplines identify high-conviction large-cap equity securities based on their fundamental investment research for potential investment by the Fund. These securities are then assessed in terms of both this fundamental research and quantitative analysis in creating the Fund’s portfolio. In applying the quantitative analysis, the Adviser considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior.

Bernstein International Strategic Equities Portfolio focuses on investing in non-US large-cap and mid-cap equity securities. Bernstein International Strategic Equities Portfolio follows a strategy similar to US Strategic Equities, but in the international context.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies in the Fund or the Underlying Portfolios, including the use of currency-related derivatives, to seek to reduce currency risk in the Fund or the Underlying Portfolios, but it is not required to do so. The Fund is managed without regard to tax considerations.

4 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The performance shown for periods prior to July 14, 2017, is based on the Fund’s prior principal strategies and may not be representative of the Fund’s performance under its current principal strategies. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	27.93%	22.49%

5 Years	12.47%	11.50%

10 Years	7.60%	7.14%

CLASS C SHARES

1 Year	26.94%	25.94%

5 Years	11.64%	11.64%

10 Years	6.80%	6.80%

ADVISOR CLASS SHARES[1]

1 Year	28.26%	28.26%

5 Years	12.77%	12.77%

10 Years	7.88%	7.88%

CLASS R SHARES[1]

1 Year	27.34%	27.34%

5 Years	11.97%	11.97%

10 Years	7.14%	7.14%

CLASS K SHARES[1]

1 Year	27.78%	27.78%

5 Years	12.33%	12.33%

10 Years	7.48%	7.48%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.41%, 2.16%, 1.16%, 1.86% and 1.55% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursement agreements reduced the Fund’s annual operating expense ratios to 1.04%, 1.79%, 0.79%, 1.49% and 1.18% for Class A, Class C, Advisor Class, Class R and Class K shares, respectively. These waivers/reimbursement agreements may not be terminated before December 31, 2021. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Fund and the indirect expenses of the Fund’s Underlying Portfolios, as based upon the allocation of the Fund’s assets among the Underlying Portfolios. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	47.60%

5 Years	10.84%

10 Years	7.50%

CLASS C SHARES

1 Year	52.01%

5 Years	10.97%

10 Years	7.17%

ADVISOR CLASS SHARES[1]

1 Year	54.51%

5 Years	12.08%

10 Years	8.25%

CLASS R SHARES[1]

1 Year	53.45%

5 Years	11.29%

10 Years	7.51%

CLASS K SHARES[1]

1 Year	53.84%

5 Years	11.65%

10 Years	7.85%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,135.30	$3.39	0.64%	$5.45	1.03%
Hypothetical**	$1,000	$1,021.62	$3.21	0.64%	$5.16	1.03%
Class C
Actual	$1,000	$1,131.00	$7.34	1.39%	$9.41	1.78%
Hypothetical**	$1,000	$1,017.90	$6.95	1.39%	$8.90	1.78%
Advisor Class
Actual	$1,000	$1,137.10	$2.07	0.39%	$4.13	0.78%
Hypothetical**	$1,000	$1,022.86	$1.96	0.39%	$3.91	0.78%
Class R
Actual	$1,000	$1,132.80	$5.82	1.10%	$7.88	1.49%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%	$7.45	1.49%
Class K
Actual	$1,000	$1,135.10	$4.18	0.79%	$6.25	1.18%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%	$5.91	1.18%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

February 28, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,313.4

1

All data are as of February 28, 2021. The Fund’s security type and sector breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). Sectors shown include investments of Underlying Portfolios.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 11

PORTFOLIO OF INVESTMENTS

February 28, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 51.1%
Information Technology – 14.0%
Electronic Equipment, Instruments & Components – 0.5%
CDW Corp./DE	42,448	$6,659,667

IT Services – 3.2%
Automatic Data Processing, Inc.	35,072	6,103,229
Booz Allen Hamilton Holding Corp.	39,768	3,067,704
Genpact Ltd.	159,645	6,456,044
PayPal Holdings, Inc.(a)	30,090	7,818,887
Visa, Inc. – Class A	88,724	18,844,090

		42,289,954

Semiconductors & Semiconductor Equipment – 3.0%
NVIDIA Corp.	12,868	7,059,128
NXP Semiconductors NV	48,293	8,815,887
QUALCOMM, Inc.	74,673	10,169,716
Texas Instruments, Inc.	51,986	8,955,628
Xilinx, Inc.	37,617	4,901,495

		39,901,854

Software – 4.9%
Adobe, Inc.(a)	10,865	4,994,314
Citrix Systems, Inc.	41,043	5,482,524
Microsoft Corp.	201,488	46,821,781
Oracle Corp.	105,913	6,832,448

		64,131,067

Technology Hardware, Storage & Peripherals – 2.4%
Apple, Inc.	225,726	27,371,535
Western Digital Corp.	59,238	4,059,580

		31,431,115

		184,413,657

Consumer Discretionary – 6.9%
Auto Components – 0.6%
Magna International, Inc. – Class A (United States)	91,666	7,718,277

Automobiles – 0.3%
Stellantis NV(b)	231,208	3,787,187

Distributors – 0.3%
LKQ Corp.(a)	115,109	4,534,144

Diversified Consumer Services – 0.2%
Chegg, Inc.(a)	31,480	3,038,764

Internet & Direct Marketing Retail – 1.8%
Amazon.com, Inc.(a)	7,416	22,937,169

12 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialty Retail – 2.4%
AutoZone, Inc.(a)	7,056	$8,184,396
Home Depot, Inc. (The)	57,665	14,897,176
TJX Cos., Inc. (The)	131,659	8,688,177

		31,769,749

Textiles, Apparel & Luxury Goods – 1.3%
Deckers Outdoor Corp.(a)	18,123	5,910,091
NIKE, Inc. – Class B	80,888	10,902,085

		16,812,176

		90,597,466

Health Care – 6.8%
Biotechnology – 0.8%
Regeneron Pharmaceuticals, Inc.(a)	7,169	3,230,136
Vertex Pharmaceuticals, Inc.(a)	35,150	7,471,133

		10,701,269

Health Care Equipment & Supplies – 1.9%
Edwards Lifesciences Corp.(a)	79,957	6,644,427
Medtronic PLC	118,256	13,832,404
Zimmer Biomet Holdings, Inc.	32,772	5,343,802

		25,820,633

Health Care Providers & Services – 2.2%
Anthem, Inc.	29,139	8,834,653
UnitedHealth Group, Inc.	59,689	19,829,880

		28,664,533

Pharmaceuticals – 1.9%
Johnson & Johnson	33,424	5,296,367
Roche Holding AG (Sponsored ADR)	288,006	11,837,047
Zoetis, Inc.	49,547	7,691,676

		24,825,090

		90,011,525

Communication Services – 6.4%
Diversified Telecommunication Services – 1.1%
Comcast Corp. – Class A	264,768	13,958,569

Entertainment – 0.7%
Electronic Arts, Inc.	65,119	8,723,993

Interactive Media & Services – 4.2%
Alphabet, Inc. – Class C(a)	17,837	36,331,472
Facebook, Inc. – Class A(a)	72,749	18,741,597

		55,073,069

Wireless Telecommunication Services – 0.4%
T-Mobile US, Inc.(a)	49,586	5,948,832

		83,704,463

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 5.7%
Banks – 2.9%
Bank of America Corp.	427,660	$14,844,079
Citigroup, Inc.	125,554	8,271,497
PNC Financial Services Group, Inc. (The)	33,804	5,691,241
Wells Fargo & Co.	267,610	9,679,454

		38,486,271

Capital Markets – 2.0%
CME Group, Inc. – Class A	34,322	6,854,103
Goldman Sachs Group, Inc. (The)	41,689	13,318,802
LPL Financial Holdings, Inc.	47,120	6,198,165

		26,371,070

Insurance – 0.8%
Progressive Corp. (The)	58,130	4,996,274
Reinsurance Group of America, Inc. – Class A	41,315	5,049,932

		10,046,206

		74,903,547

Industrials – 4.7%
Aerospace & Defense – 0.6%
L3Harris Technologies, Inc.	40,144	7,302,595

Airlines – 0.5%
Southwest Airlines Co.	105,400	6,126,902

Construction & Engineering – 0.6%
AECOM(a)	131,609	7,618,845

Electrical Equipment – 0.6%
Eaton Corp. PLC	65,570	8,536,558

Industrial Conglomerates – 0.3%
Honeywell International, Inc.	19,346	3,914,663

Professional Services – 0.4%
Robert Half International, Inc.	68,041	5,292,910

Road & Rail – 1.2%
CSX Corp.	105,140	9,625,567
Knight-Swift Transportation Holdings, Inc.	136,158	5,882,026
Norfolk Southern Corp.	1,393	351,119

		15,858,712

Trading Companies & Distributors – 0.5%
United Rentals, Inc.(a)	22,753	6,766,287

		61,417,472

Consumer Staples – 2.2%
Food & Staples Retailing – 1.1%
Costco Wholesale Corp.	9,953	3,294,443
Walmart, Inc.	82,344	10,698,133

		13,992,576

14 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Products – 1.1%
Procter & Gamble Co. (The)	117,863	$14,559,616

		28,552,192

Real Estate – 1.4%
Equity Real Estate Investment Trusts (REITs) – 1.4%
American Campus Communities, Inc.	87,095	3,567,411
American Tower Corp.	17,275	3,733,646
Mid-America Apartment Communities, Inc.	53,567	7,217,082
Prologis, Inc.	39,779	3,940,905

		18,459,044

Utilities – 1.3%
Electric Utilities – 1.3%
American Electric Power Co., Inc.	100,484	7,521,228
NextEra Energy, Inc.	121,911	8,958,020

		16,479,248

Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
Chevron Corp.	59,208	5,920,800
EOG Resources, Inc.	89,941	5,806,591

		11,727,391

Materials – 0.8%
Chemicals – 0.8%
LyondellBasell Industries NV – Class A	53,201	5,484,491
Westlake Chemical Corp.	56,496	4,835,493

		10,319,984

Total Common Stocks (cost $455,414,184)		670,585,989

INVESTMENT COMPANIES – 48.6%
Funds and Investment Trusts – 48.6%(c)(d)
AB Discovery Growth Fund, Inc. – Class Z	2,702,545	43,565,026
AB Trust – AB Discovery Value Fund – Class Z	1,838,753	42,401,649
Bernstein Fund, Inc. – International Small Cap Portfolio – Class Z	6,537,875	80,285,108
Bernstein Fund, Inc. – International Strategic Equities Portfolio – Class Z	30,821,563	404,070,686
Bernstein Fund, Inc. – Small Cap Core Portfolio – Class Z	2,126,837	31,051,821
Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio – Class Z	1,078,086	37,010,682

Total Investment Companies (cost $576,585,650)		638,384,972

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $4,628,708)	4,628,708	$4,628,708

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $1,036,628,542)		1,313,599,669

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $76,665)	76,665	76,665

Total Investments – 100.0% (cost $1,036,705,207)		1,313,676,334
Other assets less liabilities – 0.0%		(321,485)

Net Assets – 100.0%		$1,313,354,849

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

16 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

February 28, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $455,414,184)	$670,585,989	(a)
Affiliated issuers (cost $581,291,023—including investment of cash collateral for securities loaned of $76,665)	643,090,345
Foreign currencies, at value (cost $234,802)	252,558
Receivable for investment securities sold	2,285,832
Unaffiliated dividends receivable	741,598
Receivable for shares of beneficial interest sold	277,911
Affiliated dividends receivable	31
Other assets	18,691

Total assets	1,317,252,955

Liabilities
Payable for shares of beneficial interest redeemed	1,848,716
Payable for investment securities purchased	1,268,635
Advisory fee payable	309,851
Distribution fee payable	89,019
Transfer Agent fee payable	77,329
Payable for collateral received on securities loaned	76,665
Administrative fee payable	28,230
Trustees’ fees payable	8,143
Accrued expenses	191,518

Total liabilities	3,898,106

Net Assets	$1,313,354,849

Composition of Net Assets
Shares of beneficial interest, at par	$682
Additional paid-in capital	1,007,462,554
Distributable earnings	305,891,613

	$1,313,354,849

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$380,448,698	19,700,384	$19.31	*

C	$15,058,889	774,520	$19.44

Advisor	$906,336,761	47,085,043	$19.25

R	$2,034,793	105,808	$19.23

K	$9,475,708	493,818	$19.19

(a)	Includes securities on loan with a value of $74,971 (see Note E).

*	The maximum offering price per share for Class A shares was $20.17 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 17

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2021 (unaudited)

Investment Income
Dividends
Affiliated issuers	$6,547,759
Unaffiliated issuers (net of foreign taxes withheld of $12,577)	4,560,149
Securities lending income	5,279	$11,113,187

Expenses
Advisory fee (see Note B)	4,123,154
Distribution fee—Class A	454,814
Distribution fee—Class C	75,895
Distribution fee—Class R	4,881
Distribution fee—Class K	11,172
Transfer agency—Class A	90,771
Transfer agency—Class C	4,277
Transfer agency—Advisor Class	219,228
Transfer agency—Class R	2,538
Transfer agency—Class K	8,937
Custody and accounting	85,607
Registration fees	49,156
Printing	42,649
Administrative	36,219
Audit and tax	28,307
Legal	23,401
Trustees’ fees	17,627
Miscellaneous	23,540

Total expenses	5,302,173
Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,294,721)

Net expenses		3,007,452

Net investment income		8,105,735

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Affiliated Underlying Portfolios		1,770,512
Investment transactions		33,631,662
Foreign currency transactions		157
Net realized gain distributions from Affiliated Underlying Portfolios		5,021,276
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		85,425,042
Investments		30,726,085
Foreign currency denominated assets and liabilities		(987)

Net gain on investment and foreign currency transactions		156,573,747

Net Increase in Net Assets from Operations		$164,679,482

See notes to financial statements.

18 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31, 2020
Increase in Net Assets from Operations
Net investment income	$8,105,735	$16,489,808
Net realized gain on investment and foreign currency transactions	35,402,331	15,785,520
Net realized gain distributions from Affiliated Underlying Portfolios	5,021,276	2,855,551
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	116,150,140	110,804,247

Net increase in net assets from operations	164,679,482	145,935,126
Distributions to Shareholders
Class A	(10,398,366)	(14,132,922)
Class C	(287,019)	(647,878)
Advisor Class	(27,251,883)	(36,481,767)
Class R	(49,181)	(59,482)
Class K	(244,459)	(393,909)
Class I	– 0	–	(17,215)
Transactions in Shares of Beneficial Interest
Net decrease	(60,279,407)	(107,267,390)

Total increase (decrease)	66,169,167	(13,065,437)
Net Assets
Beginning of period	1,247,185,682	1,260,251,119

End of period	$1,313,354,849	$1,247,185,682

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 19

NOTES TO FINANCIAL STATEMENTS

February 28, 2021 (unaudited)

NOTE A

Significant Accounting Policies

The AB Portfolios (the “Company”) is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Company, which is a Massachusetts Business Trust, operates as a series company currently comprised of six series. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Wealth Appreciation Strategy (the “Fund”). The Fund offers Class A, Class C, Advisor Class, Class R and Class K shares. Class B, Class I and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Trustees (the “Board”).

20 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

22 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$670,585,989		$	– 0	–	$	– 0	–	$670,585,989
Investment Companies	638,384,972			– 0	–		– 0	–	638,384,972
Short-Term Investments	4,628,708			– 0	–		– 0	–	4,628,708
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	76,665			– 0	–		– 0	–	76,665

Total Investments in Securities	1,313,676,334			– 0	–		– 0	–	1,313,676,334
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,313,676,334		$	– 0	–	$	– 0	–	$1,313,676,334

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 23

NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each series or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

24 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended February 28, 2021, the reimbursement for such services amounted to $36,219.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $130,509 for the six months ended February 28, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,972 from the sale of Class A shares and received $265 and $306 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended February 28, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended February 28, 2021, such waiver amounted to $1,493.

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NOTES TO FINANCIAL STATEMENTS (continued)

In connection with the Fund’s investments in other AB mutual funds, the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of AB mutual funds, as paid by the Fund as an acquired fund fee and expense. These fee waivers and/or expense reimbursements will remain in effect until December 31, 2021. For the six months ended February 28, 2021, such waivers and/or reimbursements amounted to $2,293,228.

A summary of the Fund’s transactions in AB mutual funds for the six months ended February 28, 2021 is as follows:

															Distributions
Fund	Market Value 8/31/20 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 2/28/21 (000)		Dividend Income (000)		Realized Gains (000)
Government Money Market Portfolio	$2,995		$80,131		$78,497		$	– 0	–	$	– 0	–	$4,629		$1		$	– 0	–
AB Discovery Growth Fund, Inc.	35,906		7,422		4,640			1,301			3,576		43,565		135			5,021
AB Trust—AB Discovery Value Fund	28,050		5,587		4,442			(396)			13,602		42,401		332			– 0	–
Bernstein Fund, Inc.:
International Small Cap Portfolio	73,856		938		6,249			(206)			11,946		80,285		938			– 0	–
International Strategic Equities Portfolio	243,778		145,738	†	22,079			1,319			35,314		404,070		3,382			– 0	–
Small Cap Core Portfolio	34,552		153		12,355			(602)			9,304		31,052		153			– 0	–
Sanford C. Bernstein Fund, Inc.:
Emerging Markets Portfolio	33,805		765		5,670			432			7,679		37,011		765			– 0	–
International Portfolio	137,262		842		142,031	†		(77)			4,004		– 0	–	842			– 0	–
Government Money Market Portfolio*	– 0	–	77		– 0	–		– 0	–		– 0	–	77		– 0	–		– 0	–

Total								$1,771			$85,425		$643,090		$6,548			$5,021

†	Includes $140,239,507 of purchases / sales resulting from the merger of the International Portfolio into the International Strategic Equities Portfolio, which took place on December 4, 2020.

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended February 28, 2021 amounted to $41,439, of which $1,947 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Plan

The Fund has adopted a Plan for each class of shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Under the Plan, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution

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NOTES TO FINANCIAL STATEMENTS (continued)

and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Fund is not obligated under the Plan to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$133,408,703		$216,498,845
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$286,104,743
Gross unrealized depreciation	(9,133,616)

Net unrealized appreciation	$276,971,127

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the six months ended February 28, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are

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NOTES TO FINANCIAL STATEMENTS (continued)

marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended February 28, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*		Income from Borrowers	Government Money Market Portfolio
					Income Earned		Advisory Fee Waived
$74,971	$76,665	$	– 0 –	$5,279	$	– 0 –	$	– 0 –

*	As of February 28, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class A
Shares sold	145,520		532,296		$2,668,045		$8,669,759

Shares issued in reinvestment of dividends and distributions	534,095		783,909		9,747,243		13,310,783

Shares converted from Class B	– 0	–	232,717		– 0	–	3,978,652

Shares converted from Class C	140,742		305,044		2,486,575		4,860,832

Shares redeemed	(1,439,683)		(3,273,492)		(26,346,156)		(51,978,107)

Net decrease	(619,326)		(1,419,526)		$(11,444,293)		$(21,158,081)

Class B
Shares sold	– 0	–	809		– 0	–	$13,784

Shares converted to Class A	– 0	–	(230,288)		– 0	–	(3,978,652)

Shares redeemed	– 0	–	(4,629)		– 0	–	(77,453)

Net decrease	– 0	–	(234,108)	$	– 0	–	$(4,042,321)

Class C
Shares sold	11,738		55,363		$215,094		$869,409

Shares issued in reinvestment of dividends and distributions	14,813		34,958		272,558		597,439

Shares converted to Class A	(140,538)		(304,314)		(2,486,575)		(4,860,832)

Shares redeemed	(60,424)		(299,721)		(1,111,086)		(4,744,056)

Net decrease	(174,411)		(513,714)		$(3,110,009)		$(8,138,040)

Advisor Class
Shares sold	1,468,698		4,522,411		$26,944,411		$71,519,773

Shares issued in reinvestment of dividends and distributions	1,447,054		2,062,329		26,307,441		34,873,984

Shares redeemed	(5,338,007)		(11,150,478)		(98,653,389)		(177,034,483)

Net decrease	(2,422,255)		(4,565,738)		$(45,401,537)		$(70,640,726)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended February 28, 2021 (unaudited)		Year Ended August 31, 2020	Six Months Ended February 28, 2021 (unaudited)			Year Ended August 31, 2020

Class R
Shares sold	3,902		13,003		$70,897		$197,780

Shares issued in reinvestment of dividends and distributions	2,704		3,512		49,180		59,482
Shares redeemed	(8,047)		(49,896)		(149,827)		(836,228)

Net decrease	(1,441)		(33,381)		$(29,750)		$(578,966)

Class K
Shares sold	33,004		59,458		$614,350		$957,846

Shares issued in reinvestment of dividends and distributions	13,476		23,350		244,457		393,907

Shares redeemed	(63,212)		(239,301)		(1,152,625)		(3,728,898)

Net decrease	(16,732)		(156,493)		$(293,818)		$(2,377,145)

Class I
Shares sold	– 0	–	1,463	$	– 0	–	$23,635

Shares issued in reinvestment of dividends and distributions	– 0	–	1,017		– 0	–	17,215

Shares redeemed	– 0	–	(26,306)		– 0	–	(372,961)

Net decrease	– 0	–	(23,826)	$	– 0	–	$(332,111)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to

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NOTES TO FINANCIAL STATEMENTS (continued)

include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2020 and August 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$16,856,078	$15,021,652
Net long-term capital gains	34,877,095	28,183,325

Total taxable distributions	$51,733,173	$43,204,977

As of August 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,705,861
Undistributed capital gains	17,710,014
Unrealized appreciation/(depreciation)	158,027,164	(a)

Total accumulated earnings/(deficit)	$179,443,039

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of August 31, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

As of February 28, 2021, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of their original purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares after eight years instead of ten years.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 35

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.50	$ 16.11	$ 16.99	$ 16.27	$ 15.06	$ 14.64

Income From Investment Operations

Net investment income(a)(b)	.10	.19	.21	.17	.48	.26

Net realized and unrealized gain (loss) on investment transactions	2.24	1.86	(.58)	1.77	1.58	.39

Net increase (decrease) in net asset value from operations	2.34	2.05	(.37)	1.94	2.06	.65

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.20)	(.16)	(.43)	(.48)	(.23)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.53)	(.66)	(.51)	(1.22)	(.85)	(.23)

Net asset value, end of period	$ 19.31	$ 17.50	$ 16.11	$ 16.99	$ 16.27	$ 15.06

Total Return

Total investment return based on net asset value(c)*	13.53%	12.85%	(1.78)%	12.21%	14.35%	4.53%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$380,449	$355,496	$350,232	$393,100	$386,168	$354,972

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.64	%^	.64%	.64%	.64%	.85%	.89%

Expenses, before waivers/reimbursements(d)‡	1.00	%^	1.01%	1.01%	1.01%	1.01%	1.01%

Net investment income(b)	1.11	%^	1.20%	1.34%	1.02%	3.14%	1.78%

Portfolio turnover rate	11%	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.52	$ 16.10	$ 16.91	$ 16.15	$ 14.95	$ 14.51

Income From Investment Operations

Net investment income(a)(b)	.03	.08	.10	.06	.36	.15

Net realized and unrealized gain (loss) on investment transactions	2.25	1.84	(.56)	1.73	1.57	.40

Net increase (decrease) in net asset value from operations	2.28	1.92	(.46)	1.79	1.93	.55

Less: Dividends and Distributions

Dividends from net investment income	(.05)	(.04)	(.00	)(e)	(.24)	(.36)	(.11)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.36)	(.50)	(.35)	(1.03)	(.73)	(.11)

Net asset value, end of period	$ 19.44	$ 17.52	$ 16.10	$ 16.91	$ 16.15	$ 14.95

Total Return

Total investment return based on net asset value(c)*	13.10%	11.98%	(2.46)%	11.31%	13.45%	3.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,059	$16,621	$23,546	$38,133	$55,532	$97,091

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.39	%^	1.39%	1.40%	1.39%	1.62%	1.64%

Expenses, before waivers/reimbursements(d)‡	1.75	%^	1.76%	1.76%	1.77%	1.76%	1.76%

Net investment income(b)	.34	%^	.50%	.64%	.34%	2.38%	1.06%

Portfolio turnover rate	11%	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.46	$ 16.08	$ 16.96	$ 16.25	$ 15.04	$ 14.62

Income From Investment Operations

Net investment income(a)(b)	.12	.23	.25	.21	.52	.29

Net realized and unrealized gain (loss) on investment transactions	2.24	1.85	(.57)	1.76	1.58	.40

Net increase (decrease) in net asset value from operations	2.36	2.08	(.32)	1.97	2.10	.69

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.24)	(.21)	(.47)	(.52)	(.27)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.57)	(.70)	(.56)	(1.26)	(.89)	(.27)

Net asset value, end of period	$ 19.25	$ 17.46	$ 16.08	$ 16.96	$ 16.25	$ 15.04

Total Return

Total investment return based on net asset value(c)*	13.71%	13.08%	(1.49)%	12.44%	14.66%	4.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$906,336	$864,334	$869,353	$931,834	$857,397	$861,450

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.39	%^	.39%	.39%	.39%	.60%	.64%

Expenses, before waivers/reimbursements(d)‡	.75	%^	.76%	.76%	.76%	.76%	.76%

Net investment income(b)	1.37	%^	1.44%	1.58%	1.26%	3.39%	2.00%

Portfolio turnover rate	11%	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 41.

38 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.40	$ 15.99	$ 16.84	$ 16.14	$ 14.94	$ 14.51

Income From Investment Operations

Net investment income(a)(b)	.06	.11	.15	.10	.41	.21

Net realized and unrealized gain (loss) on investment transactions	2.23	1.84	(.57)	1.73	1.57	.37

Net increase (decrease) in net asset value from operations	2.29	1.95	(.42)	1.83	1.98	.58

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.08)	(.08)	(.34)	(.41)	(.15)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.46)	(.54)	(.43)	(1.13)	(.78)	(.15)

Net asset value, end of period	$ 19.23	$ 17.40	$ 15.99	$ 16.84	$ 16.14	$ 14.94

Total Return

Total investment return based on net asset value(c)*	13.28%	12.31%	(2.17)%	11.62%	13.88%	4.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,035	$1,866	$2,248	$2,898	$3,308	$3,360

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	1.10	%^	1.09%	1.10%	1.09%	1.30%	1.33%

Expenses, before waivers/reimbursements(d)‡	1.46	%^	1.46%	1.46%	1.47%	1.46%	1.45%

Net investment income(b)	.66	%^	.69%	.93%	.59%	2.67%	1.46%

Portfolio turnover rate	11%	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 41.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended February 28, 2021 (unaudited)	Year Ended August 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 17.37	$ 16.00	$ 16.87	$ 16.17	$ 14.97	$ 14.54

Income From Investment Operations

Net investment income(a)(b)	.09	.17	.19	.15	.48	.22

Net realized and unrealized gain (loss) on investment transactions	2.23	1.83	(.57)	1.75	1.55	.42

Net increase (decrease) in net asset value from operations	2.32	2.00	(.38)	1.90	2.03	.64

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.17)	(.14)	(.41)	(.46)	(.21)

Distributions from net realized gain on investment transactions	(.31)	(.46)	(.35)	(.79)	(.37)	– 0	–

Total dividends and distributions	(.50)	(.63)	(.49)	(1.20)	(.83)	(.21)

Net asset value, end of period	$ 19.19	$ 17.37	$ 16.00	$ 16.87	$ 16.17	$ 14.97

Total Return

Total investment return based on net asset value(c)*	13.51%	12.63%	(1.90)%	12.01%	14.22%	4.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,476	$8,869	$10,672	$11,729	$12,527	$16,346

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)‡	.79	%^	.78%	.79%	.78%	.99%	1.01%

Expenses, before waivers/reimbursements(d)‡	1.15	%^	1.15%	1.15%	1.16%	1.14%	1.12%

Net investment income(b)	.96	%^	1.08%	1.19%	.92%	3.18%	1.57%

Portfolio turnover rate	11%	18%	20%	22%	111%	9%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.39	%^	.40%	.40%	.40%	.34%	.41%

See footnote summary on page 41.

40 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended February 28, 2021 and the years ended August 31, 2020, August 31, 2019, August 31, 2018 and August 31, 2017, such waiver amounted to .36% (annualized), .37%, .36%, .37% and .16%, respectively.

(e)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended August 31, 2018 and August 31, 2017 by .05% and .05%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 41

TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan*, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Ding Liu(2), Vice President Nelson Yu(2), Vice President Emilie D. Wrapp, Clerk Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller and Chief Accounting Officer Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Liu and Yu are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

*

Mr. Robert M. Keith retired as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

42 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 43

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

44 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of The AB Portfolios (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Wealth Appreciation Strategy (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying funds advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 45

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

46 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 47

Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

48 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

50 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB WEALTH APPRECIATION STRATEGY | 51

NOTES

52 | AB WEALTH APPRECIATION STRATEGY	abfunds.com

AB WEALTH APPRECIATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

WA-0152-0221

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AB Portfolios

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	April 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	April 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	April 26, 2021